UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2017

Absolute Return Multi-Asset Fund

Goldman Sachs Absolute Return Multi-Asset Fund

∎	ABSOLUTE RETURN MULTI-ASSET

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

What Differentiates Goldman Sachs Absolute Return Multi-Asset Fund’s Investment Process?

The Goldman Sachs Absolute Return Multi-Asset Fund (the “Fund”) seeks to deliver consistent returns in all market environments through broad diversification and dynamic management. The Fund aims to provide exposure beyond traditional asset classes, with less dependence on the direction of stock and bond markets, and thoughtfully combines the investment capabilities across Goldman Sachs Asset Management (GSAM).

∎	By investing across asset classes using less-traditional strategies and techniques, we aim to incorporate distinct sources of return into the portfolio that are different from traditional core equities and bond returns

∎	We use a proprietary, factor-based risk-budgeting framework that seeks to balance risk across unique return drivers and active strategies

∎	The Fund capitalizes on the changing economic cycle and tactically adjusts for dislocations in the current environment, with the aim of enhancing returns and mitigating portfolio losses

∎	We seek to profit from opportunities across medium- to shorter-term time horizons and multiple geographies

∎	For over two decades, we have managed multi-asset class solutions for clients including sovereign wealth funds, pension plans, endowments, and foundations

∎	We leverage the insights and alpha generation of GSAM’s 700+ investment professionals in 30 offices around the globe (as of September 30, 2017)

∎	We monitor portfolio risk daily and have a robust risk management framework with multiple layers of oversight at the strategic allocation, security selection and firm levels

Diversification does not protect an investor from market risk and does not ensure a profit. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

PORTFOLIO RESULTS

Goldman Sachs Absolute Return Multi-Asset Fund

Investment Objective

The Fund seeks to achieve long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Absolute Return Multi-Asset Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 shares generated average annual total returns, without sales charges, of 3.54%, 2.75%, 4.02%, 3.97%, 3.36% and 4.05%, respectively. These returns compare to the 1.06% average annual total return of the Fund’s benchmark, the ICE Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”), during the same time period.

References to the Fund’s benchmark and to other indices mentioned herein are for informational purposes only, and unless otherwise noted, are not indications of how the Fund is managed. The use of the Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	Investor sentiment was dominated during the Reporting Period by global economic conditions, central bank monetary policy, geopolitical events and uncertainty about the U.S. Administration’s ability to enact policy.

During the first part of the Reporting Period, investors were focused largely on the November 2016 U.S. presidential election and its unexpected outcome. Markets reacted positively following the results, as the potential for significant infrastructure spending, lower taxes and lighter regulation increased expectations for economic growth and inflation. Reflecting market optimism about a continued upward trend in U.S. economic growth, the CBOE Volatility Index® (“VIX®”) approached its post financial crisis low after the election. U.S. stocks hit record highs, while the yield on the 10-year U.S. Treasury note reached a high for the Reporting Period overall. U.S. bank stocks and small-cap equities were among the chief beneficiaries of the “risk-on” sentiment, or increased risk appetite, that emerged following the election. In contrast, emerging markets assets (specifically, equities and currencies) struggled due to concerns about new U.S. policies that could have protectionist implications. With regard to commodities, the Organization of the Petroleum Exporting Countries (“OPEC”) announced the most comprehensive supply cut in a decade, leading to a sharp recovery in crude oil prices. The currencies of oil-exporting countries, as well as energy-related high yield corporate bonds, responded positively to the recovery in crude oil prices, recording significant gains near the end of 2016.

The “risk on” rally, which continued into the first part of 2017, was further supported by a stream of better than consensus expected U.S. economic data, reflected in non-farm payroll numbers, purchasing managers’ indices, and consumer- and producer-sentiment gauges — which together reinforced opinions about a more positive macroeconomic picture. In addition, the U.S. inflation rate rose higher than the Federal Reserve’s (“Fed”) stated 2.0% target. These factors, along with positive survey data, led Fed policymakers, who had previously raised short-term interest rates in December 2016, to guide market expectations toward another rate hike in March 2017. As a result, the March rate increase caused minimal market disruption. Fed officials also indicated that several interest rate hikes could occur during 2017, and the minutes from the Fed’s March policy meeting indicated that balance sheet normalization might begin by the end of the calendar year. (Balance sheet normalization refers to the steps the Fed will take to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.) However, economic data at the end of the first quarter of 2017 failed to keep up with lofty survey data.

PORTFOLIO RESULTS

Additionally, the U.S. Administration was unsuccessful in its first attempt to pass a health care bill, raising concern about its ability to enact legislation related to taxes and infrastructure. In this environment, global stocks gave up some of their gains, with cyclical stocks generally underperforming defensive stocks. Yields fell, driving a rally in the U.S. Treasury market, and the U.S. dollar weakened. Sharp rallies followed in emerging markets assets, particularly emerging markets currencies. In Europe, optimism about the European Central Bank’s (“ECB”) tapering of its asset purchases, as well as positive purchasing managers’ data, was well received by investors, who nevertheless remained cautious given political uncertainties surrounding the then-upcoming presidential election in France.

Investor sentiment in Europe remained pro-risk during the second calendar quarter, driven by the outcome of the French election, broadly improving global economic growth and robust corporate earnings reports. In France, the victory of the centrist candidate was viewed as positive by many market participants, leading to strong rallies in European equities and the euro. In the U.S., Fed policymakers noted the fundamentals underpinning consumption growth remained solid despite data showing lackluster first quarter 2017 economic growth. At its June 2017 policy meeting, the Fed raised interest rates for the second time during the calendar year. Meanwhile, the U.S. dollar continued to weaken. Declining expectations about successful tax reform, along with doubts surrounding the Fed’s ability to deliver a third interest rate hike in 2017, put pressure on the U.S. dollar. In contrast, the euro reached its highest level since the start of 2015, as markets anticipated adjustments to the ECB’s quantitative easing program toward the end of 2017. Commodities, specifically crude oil, struggled due to oversupply concerns, even though OPEC announced extended output cuts. The continued weakness of the U.S. dollar, easier financial conditions and a more stable macroeconomic environment pushed emerging markets assets higher, led by Chinese equities.

During the third quarter of 2017, the global economic recovery continued in a synchronized fashion, and inflationary pressures remained generally benign. Global equities delivered positive returns, with emerging markets equities outperforming developed markets equities. U.K. equities recorded positive returns, but lagged the broader global equity market, primarily because of the stronger British pound, which appreciated on the back of increased U.K. inflation and hawkish comments from the Bank of England. (Hawkish implies higher interest rates; opposite of dovish.) In the U.S., Fed policymakers confirmed they would start balance sheet normalization starting in October 2017 and continued to signal their intention to raise short-term rates once more in 2017, if the U.S. economy continued to evolve as expected. Global bond yields, which had dropped in July and August 2017 amid weaker inflation and heightened geopolitical tensions related to North Korea, bounced back sharply in September as inflation data surprised to the upside, leading to slightly hawkish commentary from the Fed. Toward the end of the Reporting Period, investors focused on developments surrounding possible U.S. tax reform and the upcoming announcement of a potentially new Fed chair.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to achieve its investment objective through investments in different asset classes, geographic regions and security selection strategies in a portfolio primarily of equity, fixed income, real assets and currency asset classes. Real assets are physical assets that derive their value from their own intrinsic qualities (e.g., precious metals, commodities and real estate).

During the Reporting Period, the Fund’s strategic asset allocation drove its positive performance. At the asset class level, overall exposures to equities, fixed income and real assets added to returns. Within equities, the Fund was helped by its strategic allocation to emerging markets stocks, which outperformed amid continued “risk on” sentiment and U.S. dollar depreciation. Also adding to results was the Fund’s strategic allocation to our U.S. equity volatility strategy, which seeks to benefit from the difference between implied volatility (i.e., expectations of future volatility) and realized volatility (i.e., historical volatility) in equity markets, as market volatility remained subdued through most of the Reporting Period. In addition, a strategic allocation to U.S. small-cap stocks, which generated a return of more than 27% (as measured by the Russell 2000® Index), bolstered performance during the Reporting Period. Conversely, an equity hedge (implemented through short positions in futures on the S&P 500® Index and the MSCI EAFE Index), used to moderate exposure to equity beta, detracted from performance as global equity markets continued to rally through the Reporting Period. (Beta refers to the component of returns that is attributable to market risk exposure, rather than manager skill.) Within fixed income, the Fund’s strategic allocation to high yield corporate bonds contributed

PORTFOLIO RESULTS

positively, as credit spreads (yield differentials versus U.S. Treasury securities of comparable maturity) remained tight. The Fund was also aided by its strategic allocations to U.S. dollar-denominated emerging markets debt and local emerging markets debt, both of which benefited from a weaker U.S. dollar and positive global economic growth prospects. On the other hand, our long U.S. interest rate options strategy, through which we seek to profit if interest rates fall, remain constant or rise less than anticipated, detracted from performance, as U.S. Treasury yields rose over the course of the Reporting Period. (Our long U.S. interest rate options strategy is a macroeconomic hedge that buys put options on short-term interest rates. A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time.) Within real assets, the Fund was helped by its strategic allocations to U.S. and international real estate securities. However, its strategic allocations to systematic commodity carry and momentum strategies dampened returns. (The systematic commodity momentum strategy seeks to capture the momentum risk premium in commodities and is implemented by going long historically well performing commodities and going short the underperforming ones. The systematic commodity carry strategy seeks to construct a long/short commodity strategy that uses the shape of the commodity curve as a trading signal to benefit from information on supply and demand mismatches.) Also, overall, the Fund’s strategic allocation to currencies had a negative impact on performance. The Fund was hurt by our decision to hedge foreign currency exposure back to the U.S. dollar (accomplished through foreign exchange currency forward contracts), as the U.S. dollar broadly weakened and other developed markets currencies strengthened during the Reporting Period. Offsetting these results somewhat were strategic allocations to systematic currency carry and value strategies, which contributed positively.

Our tactical asset allocation decisions detracted from the Fund’s performance during the Reporting Period. More specifically, the Fund was hampered by its short duration positioning, which was accomplished through a short position in 30-year German government bonds and a steepening position at the front, or short-term, end of the U.S. interest rate yield curve. Although the Fund benefited from the short position in 30-year German government bonds, these results were offset by the negative performance of the U.S. curve steepening position as the yield curve flattened during the Reporting Period overall. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of maturities. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows; opposite of steepening.) Contributing positively to Fund results was a tactical long position in emerging markets equities versus developed markets equities, as emerging markets equities outperformed developed markets equities during the Reporting Period. The Fund was also helped by tactical long positions in select developed markets, such as Singapore, Spain and Japan. A tactical breakeven inflation position, in which the Fund held a long position in Treasury inflation protected securities (“TIPS”) and a short position in U.S. Treasury futures, added to returns as inflation increased during the Reporting Period overall. (The breakeven inflation rate is the difference between the nominal yield on a fixed-rate investment and the real yield on an inflation-linked investment of similar maturity and credit quality. If inflation averages more than the breakeven, the inflation-linked investment will outperform the fixed-rate. Conversely, if inflation averages below the breakeven, the fixed-rate will outperform the inflation-linked.)

Security selection overall detracted from the Fund’s returns during the Reporting Period. The Fund was hurt most by security selection within our active macro fixed income, long/short equity and global equity strategies.

Q	How was the Fund positioned at the beginning of the Reporting Period?

A	At the beginning of the Reporting Period, the Fund had approximately 36% of its total net assets in long equity-related investments; approximately 52% of its total net assets in long fixed income-related investments; approximately 15% of its total net assets in long real assets investments; and approximately 15% of its total net assets in long currency-related investments. It had short positions of approximately -22% of its total net assets in equity-related investments; approximately -40% of its total net assets in fixed income-related assets; approximately -7% of its total net assets in real asset investments; and approximately -20% of its total net assets in currency-related investments. These positions were accomplished through the use of equity index futures, equity options, interest rate futures, commodity futures and currency forwards.

Q	How did you manage the Fund’s allocations during the Reporting Period?

A	At the beginning of the Reporting Period, we shortened the duration positioning of the Fund, as we expected the global

PORTFOLIO RESULTS

economy to continue improving and global interest rates to gradually rise. We accomplished this by establishing a short position in 30-year German government bonds, where we felt the downward technical (supply/demand) pressure from the ECB’s asset purchases was fading, and by adopting a steepening position at the front end of the U.S. interest rate yield curve.

In advance of the November 2016 U.S. election, we decreased risk exposure, as we sought to protect the Fund from elevated uncertainty and a possible sell-off in the financial markets. After the election, we increased the Fund’s risk exposure by adding long equity positions in the U.S. banking and health care sectors. At the same time, we decreased the Fund’s exposure overall to the broad U.S. equity market by reducing its position in a combination of equity index options on the S&P 500® Index.

At the end of 2016, we modified the Fund’s strategic asset allocation to account for changes in the economic and business cycle. We took advantage of what we considered transitory weakness in emerging markets stocks after the U.S. election to increase the Fund’s strategic allocation to the asset class. We expect the difference in economic growth between the emerging markets and developed markets to widen in the coming years, which we believe may benefit emerging markets stocks.

In late January 2017, we increased the Fund’s U.S. interest rate curve steepening position. In our view, U.S. economic fundamentals were positive, with inflation data firming and the labor market at what is considered to be full employment. During February 2017, we increased the Fund’s strategic allocation to volatility selling strategies and added a strategic allocation to international real estate securities. We also added a strategic allocation to a cross-market carry strategy, which seeks to take advantage of carry and roll-down opportunities across developed government bond markets. (Carry involves borrowing at a low interest rate and investing in an asset that provides a higher rate of return. Roll-down opportunities arise when the value of a bond converges to par as maturity is approached.)

Toward the end of the first quarter of 2017, in response to volatility surrounding France’s then-upcoming presidential election, we hedged the Fund’s European exposure through call and put options on the euro and U.S. dollar. (A call option is an option that gives the holder the right to buy an underlying asset at an agreed-upon price at any time up to an agreed-upon date.) We also sought to manage the Fund’s risk exposure by selling S&P 500® Index put options and adopting a tactical short position in equity index options on the MSCI All Country World Index (“ACWI”). That said, the risks surrounding the French election did not materialize, and our concerns around the probability of downside scenarios subsided as these political risks receded.

Heading into the second quarter of 2017, the Fund maintained its pro-growth positioning, expressed through our preference for riskier asset classes, with a focus on equities and breakeven inflation positions. Within equities, the Fund had exposure to the emerging markets broadly as well as to specific countries, such as Brazil and India, both of which stand to benefit from supportive monetary and fiscal policies and also improving economic growth, in our view. Toward the end of the second calendar quarter, although we continued to believe the market environment was broadly supportive of riskier asset classes, we saw a number of factors that could lead to choppy or range-bound markets during the summer months. As a result, we reduced the Fund’s risk exposures and invested in certain carry opportunities. To reduce risk, we decreased the Fund’s strategic allocation to global equities, as global stocks had appreciated significantly during the first half of 2017, by establishing short positions in futures on the MSCI ACWI. Additionally, we decreased the Fund’s tactical long position in European equities and adopted a tactical relative value position where we took a short position in U.K. equities (accomplished through a short position in Financial Times Stock Exchange (“FTSE”) 250 Index futures) versus the MSCI ACWI, as we believed U.K. economic weakness could resurface in the near term because of fallout from Brexit. (Brexit refers to the U.K.’s efforts to exit the European Union.) We also reduced risk exposures within the Fund’s basket of emerging markets currencies, and we increased the Fund’s exposure to interest rates by enlarging the size of its cross-country interest rate relative value basket. With regard to carry opportunities, we implemented a United States Oil Fund put spread strategy near the end of the third quarter of 2017. (A put spread is an option spread strategy that is created when an equal number of put options are bought and sold simultaneously.) Although crude oil prices had fallen during August 2017, we believed oil market fundamentals had improved since OPEC decided to cut output. We also implemented a short strangle options strategy on emerging markets equities, which enabled us to add carry to the Fund while maintaining a tactical long position in emerging markets equities versus developed markets equities. (A short strangle, also known as sell strangle, is a neutral strategy in options trading that involves the simultaneous selling of a

PORTFOLIO RESULTS

slightly out-of-the-money put and a slightly out-of-the-money call of the same underlying stock and expiration date. An out-of-the-money put has a strike price that is lower than the market price of the underlying asset and an out-of-the-money call has a strike price higher than the market price of the underlying asset.)

Toward the end of the Reporting Period, we initiated a long tactical position in Brazilian equities because we believed improving economic growth after a two-year recession, prospects of reforms, and positive momentum in asset prices should provide tailwinds for Brazil. Within European equities, we added carry to the Fund through a long position in EURO STOXX 50® Index dividend futures. In our view, improving European economic growth should lead to better corporate earnings and therefore higher dividends.

Throughout the Reporting Period, we continued to express our macro views by tactically managing a basket of emerging markets currencies. Overall, we used the basket of currencies to express our views on the monetary and inflationary environment across developed and emerging markets countries and on slowing economic growth in China and in other emerging markets countries.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used exchange-traded index futures contracts to gain short exposure to U.S. large-cap equities (negative impact on performance); short exposure to international developed equities (negative impact); long exposure to U.S. small-cap equities (positive impact); long exposure to broad emerging markets equities (positive impact); long and short exposure to non-U.S. developed markets equities (positive impact); long exposure to Japanese, Indian and South African equities (positive impact); long exposure to Taiwanese and Thai equities (negative impact); long and short exposure to Chinese equities (positive impact); and short exposure to Malaysian equities (negative impact).

In addition, the Fund used listed equity options, most of which were over the counter, to gain or reduce exposure to the equity markets of certain countries. During the Reporting Period, the Fund’s use of listed equity options to modulate the Fund’s participation in the performance of U.S. and emerging markets equities added to performance. The Fund also employed listed equity options to gain select exposure to certain developed (such as Japan and South Africa) and emerging markets countries (such as Brazil), which had a positive impact on performance. The use of options on fixed income assets and credit default swaps to obtain exposure to U.S. high yield corporate bonds had a positive impact on performance, while the use of options and credit default swaps to obtain exposure to U.S. investment grade government bonds had a negative impact on performance. In addition, we employed credit default swaps to gain access to the European credit market, which had a negative impact on performance.

Interest rate futures, which were used to manage the Fund’s interest rate exposures and to facilitate the implementation of specific duration and yield curve views, had a negative impact on performance. The Fund’s use of U.S. Treasury futures, employed as part of a breakeven inflation position during the Reporting Period, added to results. The Fund’s use of German bund futures to express a view on the direction of long-term German interest rates had a positive impact on performance. In addition, the Fund used options on Eurodollar futures to take tactical positions on the U.S. interest rate yield curve, which had a negative impact on performance during the Reporting Period. Different positions may be taken within the Fund based on expectations of changes in interest rates and expectations of changes in the yield curve. Changes in the shape of the yield curve will change the relative price of bonds represented by the curve.

Options and futures on individual commodities and total return swaps on commodity indices were used to implement directional views or to implement systematic curve and carry strategies, which overall had a modestly positive impact on performance.

In addition, the Fund used foreign exchange currency forward contracts to take long and short positions in select non-U.S. developed markets and in emerging markets as well as to take advantage of relative-value, momentum-based investment opportunities. These instruments detracted from the Fund’s performance during the Reporting Period overall.

Lastly, the Fund obtained exposure to the underlying asset classes through the use of underlying funds, which may also invest in derivatives to provide exposure to equity, fixed income and commodity asset classes. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

PORTFOLIO RESULTS

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had approximately 48% of its total net assets in long equity-related investments; approximately 63% of its total net assets in long fixed income-related investments; approximately 9% of its total net assets in long real assets investments; and approximately 25% of its total net assets in long currency-related investments. It had short positions of approximately -25% of its total net assets in equity-related investments; approximately -39% of its total net assets in fixed income-related assets; approximately -5% of its total net assets in real asset investments; and approximately -25% of its total net assets in currency-related investments. These positions were accomplished through the use of equity index futures, equity options, interest rate futures, commodity futures and currency forwards.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	At the end of the Reporting Period, we emphasized three macro themes. First, we expect the global economic expansion to continue at a rather steady pace, though more moderately in the near term than during the Reporting Period. Second, we anticipate investors may renew their retreat from the secular stagnation thesis, given that the lack of excess U.S. economic capacity could drive a gradual increase in inflation, in our view, despite weakness in inflation earlier in 2017. (Secular stagnation is a condition of negligible or no economic growth in a market-based economy.) Third, we think a dynamic approach to asset allocation is important in an environment where, in our view, rising bond yields can be a headwind for returns.

At the asset class level, we plan to maintain the Fund’s pro-risk and pro-growth stance, expressed through broad exposure to equities and short duration positioning within fixed income. With regard to equities, we expect positive but moderate returns over the medium term. Equity returns should be supported, in our view, by continued global economic expansion, corporate earnings growth and inexpensive valuations relative to macroeconomic conditions at the conclusion of the Reporting Period. That said, we acknowledge that valuations were high in absolute terms when the Reporting Period ended. In the months ahead, we think investors will likely need to balance the positives from the ongoing global economic expansion with headwinds from rising bond yields, and this is likely to lead to increased equity market volatility, in our opinion. We believe the impact of rising crude oil prices and weakness in the U.S. dollar toward the end of the Reporting Period should support an increase in inflation in the near term. Regarding fixed income, we are monitoring credit spreads, which have remained tight, as we think the market is approaching the point in the economic cycle where spreads have historically started to widen. We continued at the end of the Reporting Period to believe that the market is underestimating the pace of Fed interest rate hikes, as the U.S. labor market is now at or beyond what is considered full employment. Under the circumstances, at the end of the Reporting Period, we were bearish on government bonds and were concerned that an inflation scare could lead to temporary drawdowns in riskier asset classes.

FUND BASICS

Goldman Sachs Absolute Return Multi-Asset Fund

as of October 31, 2017

PERFORMANCE REVIEW
November 1, 2016–October 31, 2017	Fund Total Return (based on NAV)[1]	ICE BofA ML U.S. Dollar 3-Month LIBOR Constant Maturity Index[2]
Class A	3.54%	1.06%
Class C	2.75	1.06
Institutional	4.02	1.06
Investor	3.97	1.06
Class R	3.36	1.06
Class R6	4.05	1.06

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Fund’s benchmark index is the ICE Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”). The Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/17	One Year	Since Inception	Inception Date
Class A	-3.13%	-2.25%	9/2/2015
Class C	0.71	-0.35	9/2/2015
Institutional	2.98	0.82	9/2/2015
Investor	2.82	0.68	9/2/2015
Class R	2.32	0.16	9/2/2015
Class R6	2.90	0.84	9/2/2015

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.48%	3.73%
Class C	2.24	4.48
Institutional	1.08	3.33
Investor	1.23	3.47
Class R	1.74	3.98
Class R6	1.06	3.31

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/17[5]
Holding	% of Net Assets	Line of Business
Goldman Sachs Financial Square Government Fund[6]	48.9%	Investment Companies
United States Treasury Bills	7.8	U.S. Treasury Obligations
Goldman Sachs Emerging Markets Equity Insights Fund[6]	6.8	Investment Companies
Goldman Sachs Strategic Macro Fund[6,7]	6.5	Investment Companies
Goldman Sachs Inflation Protected Securities Fund[6]	5.8	Investment Companies
Goldman Sachs High Yield Floating Rate Fund[6]	5.3	Investment Companies
Goldman Sachs Emerging Markets Debt Fund[6]	4.9	Investment Companies
Goldman Sachs International Real Estate Securities Fund[6]	2.5	Investment Companies
Goldman Sachs Local Emerging Markets Debt Fund[6]	1.6	Investment Companies
Goldman Sachs Real Estate Securities Fund[6]	1.2	Investment Companies

[5]	The top 10 holdings may not be representative of the Fund’s future investments. The percentage shown for each investment company reflects the value of investments in that line of business as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[6]	Institutional Shares

[7]	Effective June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.

FUND BASICS

SECTOR ALLOCATION[8]
As of October 31, 2017

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Performance Summary

October 31, 2017

The following graph shows the value, as of October 31, 2017, of a $1,000,000 investment made on September 2, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class R and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Absolute Return Multi-Asset Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 2, 2015 through October 31, 2017.

Average Annual Total Return through October 31, 2017	One Year	Since Inception
Class A (Commenced September 2, 2015)
Excluding sales charges	3.54%	0.65%
Including sales charges	-2.18%	-1.93%

Class C (Commenced September 2, 2015)
Excluding contingent deferred sales charges	2.75%	-0.11%
Including contingent deferred sales charges	1.75%	-0.11%

Institutional Class (Commenced September 2, 2015)	4.02%	1.07%

Investor Class (Commenced September 2, 2015)	3.97%	0.93%

Class R (Commenced September 2, 2015)	3.36%	0.39%

Class R6 (Commenced September 2, 2015)	4.05%	1.09%

FUND BASICS

Index Definitions

The CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500® stock index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000 Index.

The S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

The MSCI All Country World Index (ACWI) captures large- and mid-cap representation across 23 developed markets and 24 emerging markets countries.

The United States Oil Fund is an exchanged-traded product that seeks to provide investment results corresponding to the daily price movements of West Texas Intermediate (WTI) light, sweet crude oil.

The EURO STOXX 50® Index, Europe’s leading blue-chip index for the Eurozone, provides a blue-chip representation of super-sector leaders in the Eurozone.

The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed markets countries in the index include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

The FTSE 250 Index is a capitalization-weighted index consisting of the 101st to the 350th largest companies listed on the London Stock Exchange.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments

October 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations(a) – 7.8%
United States Treasury Bills
$1,175,000	0.000%	11/09/17	$1,174,756
1,175,000	0.000	02/01/18	1,171,620

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $2,346,391)			$2,346,376

Shares	Distribution Rate	Value
Investment Companies(b) – 83.6%
Equity – 10.5%
Goldman Sachs Emerging Markets Equity Insights Fund – Institutional Shares
187,131	0.000%	$2,060,317
Goldman Sachs International Real Estate Securities Fund – Institutional Shares
123,885	2.340	760,652
Goldman Sachs Real Estate Securities Fund – Institutional Shares
20,094	1.880%	369,530

		3,190,499

Fixed Income – 73.1%
Goldman Sachs Emerging Markets Debt Fund – Institutional Shares
115,240	4.810	1,492,360
Goldman Sachs Financial Square Government Fund – Institutional Shares
14,799,592	0.932	14,799,592
Goldman Sachs High Yield Floating Rate Fund – Institutional Shares
165,438	4.100	1,608,058
Goldman Sachs Inflation Protected Securities Fund – Institutional Shares
168,193	3.180	1,769,389
Goldman Sachs Local Emerging Markets Debt Fund – Institutional Shares
74,275	6.140	476,106
Goldman Sachs Strategic Macro Fund – Institutional Shares
226,179	0.000	1,970,021

		22,115,526

TOTAL INVESTMENT COMPANIES
(Cost $25,067,585)		$25,306,025

Shares	Description	Value
Exchange Traded Funds – 2.2%
Comingled Fund – 0.5%
3,814	iShares MSCI Brazil Capped ETF	$153,208

Stock Funds – 1.7%
2,247	Energy Select Sector SPDR Fund	152,594
4,528	Health Care Select Sector SPDR Fund	$367,266

		519,860

TOTAL EXCHANGE TRADED FUNDS
(Cost $630,322)		$673,068

TOTAL INVESTMENTS – 93.6%
(Cost $28,044,298)		$28,325,469

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.4%		1,926,477

NET ASSETS – 100.0%		$30,251,946

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Represents affiliated funds.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ETF	—Exchange Traded Fund
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	GBP	120,000	USD	158,168	$159,489	11/24/17	$1,321
	INR	9,820,000	USD	150,450	151,332	11/27/17	883
	INR	500,000	USD	7,617	7,686	12/20/17	67
	KRW	26,460,000	USD	23,534	23,668	11/27/17	134
	KRW	10,000,000	USD	8,864	8,946	12/20/17	80
	RUB	250,000	USD	4,223	4,247	12/20/17	24
	USD	107,429	AUD	140,000	107,123	11/24/17	307
	USD	410,777	AUD	510,000	390,136	12/20/17	20,641
	USD	220,656	BRL	720,000	219,981	11/03/17	675
	USD	36,715	BRL	120,000	36,547	11/27/17	169
	USD	140,542	CAD	180,000	139,554	11/24/17	991
	USD	247,364	CAD	300,000	232,662	12/20/17	14,703
	USD	468,446	CHF	460,000	461,826	11/24/17	6,621
	USD	680,547	CHF	640,000	643,848	12/20/17	36,698
	USD	30,528	CLP	19,250,000	30,237	11/27/17	290
	USD	230,861	CLP	145,000,000	227,682	12/20/17	3,179
	USD	224,708	CNY	1,490,000	223,802	12/20/17	906
	USD	45,516	DKK	280,000	43,969	12/20/17	1,547
	USD	35,136	EUR	30,000	34,992	11/24/17	144
	USD	1,536,175	EUR	1,270,000	1,483,765	12/20/17	52,411
	USD	80,845	HKD	630,000	80,822	12/20/17	22
	USD	19,195	HUF	5,110,000	19,136	11/24/17	59
	USD	6,739	IDR	90,000,000	6,602	12/20/17	137
	USD	19,913	ILS	70,000	19,895	11/24/17	18
	USD	11,389	ILS	40,000	11,379	12/20/17	10
	USD	223,386	INR	14,500,000	222,888	12/20/17	498
	USD	191,646	JPY	21,710,000	191,131	11/24/17	514
	USD	1,638,416	JPY	176,000,000	1,551,922	12/20/17	86,492
	USD	10,935	MXN	210,000	10,906	11/24/17	29
	USD	222,577	MXN	4,000,000	206,805	12/20/17	15,772
	USD	26,127	NOK	210,000	25,725	11/24/17	403
	USD	247,205	NOK	1,950,000	239,056	12/20/17	8,149
	USD	207,587	NZD	300,000	205,192	11/24/17	2,394
	USD	239,533	NZD	330,000	225,613	12/20/17	13,921
	USD	32,676	PHP	1,690,000	32,629	11/27/17	47
	USD	10,995	PLN	40,000	10,989	11/24/17	7
	USD	4,303	RUB	250,000	4,247	12/20/17	57
	USD	42,172	SEK	350,000	41,864	11/24/17	308
	USD	85,514	SEK	675,000	80,890	12/20/17	4,623
	USD	29,878	SGD	40,000	29,358	12/20/17	520
	USD	18,501	TRY	70,000	18,323	11/24/17	178
	USD	302,237	TWD	9,000,000	299,572	12/20/17	2,664
	USD	17,850	ZAR	250,000	17,604	11/24/17	246
TOTAL							$278,859

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	AUD	100,000	USD	78,202	$76,515	11/24/17	$(1,687)
	BRL	720,000	USD	229,190	219,981	11/03/17	(9,210)
	BRL	120,000	USD	37,455	36,547	11/27/17	(908)
	BRL	720,000	USD	219,806	219,099	12/04/17	(707)
	CAD	220,000	USD	174,626	170,563	11/24/17	(4,062)
	CLP	120,020,000	USD	190,756	188,525	11/27/17	(2,231)
	CLP	145,000,000	USD	232,577	227,682	12/20/17	(4,895)
	CNY	1,490,000	USD	226,282	223,802	12/20/17	(2,480)
	COP	660,000,000	USD	225,487	215,919	12/20/17	(9,568)
	EUR	140,000	USD	165,381	163,294	11/24/17	(2,087)
	GBP	175,000	USD	236,766	232,803	12/20/17	(3,963)
	HUF	13,290,000	USD	50,887	49,766	11/24/17	(1,120)
	IDR	105,460,000	USD	7,781	7,757	11/27/17	(24)
	IDR	9,270,000,000	USD	687,238	680,001	12/20/17	(7,237)
	ILS	570,000	USD	163,545	162,000	11/24/17	(1,545)
	INR	29,000,000	USD	447,969	445,777	12/20/17	(2,193)
	MXN	340,000	USD	17,776	17,657	11/24/17	(119)
	MXN	4,000,000	USD	222,502	206,805	12/20/17	(15,697)
	NOK	1,290,000	USD	161,612	158,025	11/24/17	(3,588)
	NOK	1,800,000	USD	232,743	220,668	12/20/17	(12,076)
	NZD	320,000	USD	233,723	218,776	12/20/17	(14,947)
	PLN	670,000	USD	186,471	184,059	11/24/17	(2,411)
	RUB	15,110,000	USD	260,547	257,776	11/27/17	(2,771)
	RUB	13,250,000	USD	225,878	225,065	12/20/17	(813)
	SEK	610,000	USD	74,762	72,964	11/24/17	(1,799)
	SEK	4,350,000	USD	550,998	521,292	12/20/17	(29,705)
	TRY	560,000	USD	150,846	146,581	11/24/17	(4,265)
	TRY	830,000	USD	235,839	215,539	12/20/17	(20,299)
	USD	70,186	CHF	70,000	70,277	11/24/17	(92)
	USD	21,997	CLP	14,030,000	22,038	11/27/17	(42)
	USD	34,888	EUR	30,000	34,992	11/24/17	(103)
	USD	39,474	GBP	30,000	39,873	11/24/17	(396)
	USD	681,640	GBP	515,000	685,107	12/20/17	(3,465)
	USD	20,563	HUF	5,500,000	20,596	11/24/17	(32)
	USD	30,949	IDR	422,140,000	31,049	11/27/17	(100)
	USD	22,699	ILS	80,000	22,737	11/24/17	(37)
	USD	59,903	JPY	6,810,000	59,954	11/24/17	(51)
	USD	142,267	KRW	161,170,000	144,164	11/27/17	(1,897)
	USD	468,895	KRW	530,000,000	474,125	12/20/17	(5,230)
	USD	7,772	MXN	150,000	7,790	11/24/17	(17)
	USD	34,256	NOK	280,000	34,300	11/24/17	(44)
	USD	13,679	NZD	20,000	13,680	11/24/17	(1)
	USD	31,982	PHP	1,660,000	32,050	11/27/17	(68)
	USD	13,701	PLN	50,000	13,736	11/24/17	(34)
	USD	10,761	SEK	90,000	10,765	11/24/17	(4)
	USD	10,443	TRY	40,000	10,470	11/24/17	(27)
	USD	108,809	TWD	3,290,000	109,356	11/27/17	(548)
	USD	9,949	TWD	300,000	9,986	12/20/17	(37)
	USD	20,409	ZAR	290,000	20,421	11/24/17	(11)
	ZAR	2,540,000	USD	184,148	178,854	11/24/17	(5,293)
TOTAL							$(179,936)

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At October 31, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
10 Year German Euro-Bund	4	12/07/17	$758,317	$5,845
10 Year U.S. Treasury Notes	16	12/19/17	1,999,000	(22,651)
2 Year German Euro-Schatz	4	12/07/17	523,087	454
20 Year U.S. Treasury Bonds	5	12/19/17	762,344	(13,635)
5 Year German Euro-Bobl	4	12/07/17	614,016	1,628
Amsterdam Exchanges Index	1	11/17/17	128,518	1,488
ASA 90 Day Bank	1	03/08/18	762,080	129
ASA 90 Day Bank	2	06/07/18	1,523,899	(2,469)
ASA 90 Day Bank	1	09/13/18	761,800	(2,670)
Australian 10 Year Government Bonds	3	12/15/17	295,853	2,148
Brent Crude	2	11/30/17	121,880	11,156
CAC40 Index	2	11/17/17	128,168	2,874
Cattle Feeder	1	01/25/18	79,788	2,934
Copper	3	12/27/17	232,575	7,904
Cotton No.2	1	12/06/17	34,190	92
DAX Index	1	12/15/17	385,041	18,140
E-mini Russell 2000 Index	16	12/15/17	1,202,160	68,094
Euro Stoxx 50 Index	8	12/15/17	342,745	11,711
Euro Stoxx 50 Index	39	12/20/19	574,679	40,049
Eurodollars	24	12/18/17	5,909,400	(3,480)
French 10 Year Government Bonds	1	12/07/17	183,417	2,841
FTSE 100 Index	1	12/15/17	99,180	1,041
FTSE/JSE Top 40 Index	3	12/21/17	112,852	3,456
FTSE/MIB Index	1	12/15/17	132,641	3,678
Gasoline RBOB	2	11/30/17	145,530	9,717
Hang Seng Index	1	11/29/17	180,737	(158)
Hscei	7	11/29/17	516,471	447
Italian 10 Year Government Bonds	1	12/07/17	162,601	3,540
Kospi 200 Index	2	12/14/17	149,239	9,584
Lead	2	11/13/17	120,475	2,470
Lead	2	12/18/17	120,450	(6,440)
Lean Hogs	1	12/14/17	27,200	2,327
Live Cattle	2	12/29/17	100,500	8,694
Low Sulphur Gas Oil	3	12/12/17	164,325	11,169
Mini MSCI Emerging Market	26	12/15/17	1,461,460	25,976
MSCI Singapore Index	14	11/29/17	389,208	7,026
MSCI Taiwan Index	8	11/29/17	325,600	2,335
Nasdaq 100 E-Mini Index	1	12/15/17	124,995	5,181
Nickel	1	11/13/17	73,569	4,114
Nickel	1	12/18/17	73,665	2,581
NY Harbor ULSD	1	11/30/17	78,981	3,000
OMXS 30 Index	5	11/17/17	99,726	1,933
Primary Aluminum	5	11/13/17	268,281	4,499
Primary Aluminum	4	12/18/17	215,250	109
S&P 500 E-Mini Index	5	12/15/17	643,175	17,833
S&P Mid 400 Emini Dec17 Xcme 20171215	1	12/15/17	183,390	2,118
S&P/Tsx 60 Ix Fut Dec17 Xmod 20171214	1	12/14/17	146,593	2,711
SET 50 Index	11	12/28/17	72,676	1,377
SGX Nifty 50 Index	4	11/30/17	83,032	1,347
STOXX 600 Banks Index	15	12/15/17	162,671	6,092

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At October 31, 2017, the Fund had the following futures contracts: (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
Stoxx Europe 600 Index	9	12/15/17	$206,947	$8,771
Topix Index	5	12/07/17	775,252	64,578
Zinc	2	11/13/17	165,450	13,986
Zinc	2	12/18/17	164,500	2,509
Total				$360,183
Short position contracts:
10 Year U.S. Treasury Notes	(4)	12/19/17	(499,750)	(898)
2 Year U.S. Treasury Notes	(18)	12/29/17	(3,876,469)	10,649
3 Month Sterling Interest Rate	(2)	03/21/18	(329,846)	(70)
3 Month Sterling Interest Rate	(3)	06/20/18	(494,271)	45
3 Month Sterling Interest Rate	(4)	09/19/18	(658,563)	27
3 Month Sterling Interest Rate	(4)	12/19/18	(658,165)	93
3 Month Sterling Interest Rate	(4)	03/20/19	(657,833)	43
3 Month Sterling Interest Rate	(3)	06/19/19	(493,126)	28
3 Month Sterling Interest Rate	(3)	09/18/19	(492,876)	(21)
3 Month Sterling Interest Rate	(3)	12/18/19	(492,627)	45
5 Year U.S. Treasury Notes	(20)	12/29/17	(2,343,750)	7,293
Bank Accept Index	(1)	03/19/18	(190,654)	(563)
Bank Accept Index	(1)	06/18/18	(190,412)	(224)
Bank Accept Index	(2)	09/17/18	(380,494)	(139)
Canada 10 Year Government Bonds	(5)	12/18/17	(532,633)	(5,748)
Chicago SRW Wheat	(6)	12/14/17	(125,550)	7,544
Cocoa	(2)	12/13/17	(41,880)	(1,046)
Coffee	(3)	12/18/17	(140,738)	3,797
Corn	(10)	12/14/17	(172,875)	5,507
Euro Buxl 30 Year Bonds	(8)	12/07/17	(1,548,038)	(6,575)
Eurodollars	(4)	03/19/18	(983,500)	428
Eurodollars	(5)	06/18/18	(1,227,938)	568
Eurodollars	(6)	09/17/18	(1,472,325)	886
Eurodollars	(6)	12/17/18	(1,471,125)	649
Eurodollars	(5)	03/18/19	(1,225,250)	364
Eurodollars	(5)	06/17/19	(1,224,563)	351
Eurodollars	(4)	09/16/19	(979,200)	340
Eurodollars	(4)	12/16/19	(978,650)	(459)
Eurodollars	(108)	03/16/20	(26,415,450)	(46,774)
FTSE 250 Index	(5)	12/15/17	(267,622)	(7,897)
FTSE/JSE Top 40 Index	(10)	12/21/17	(376,172)	(8,222)
Hard Red Winter Wheat	(4)	12/14/17	(83,300)	8,087
Japan 10 Year Government Bonds	(1)	12/13/17	(1,323,337)	(1,153)
Lead	(2)	11/13/17	(120,475)	6,020
Lead	(1)	12/18/17	(60,225)	1,948
Mini MSCI Emerging Market	(21)	12/15/17	(2,107,770)	(42,462)
Natural Gas	(5)	11/28/17	(144,800)	8,086
Nickel	(1)	11/13/17	(73,569)	(9,635)
Primary Aluminum	(5)	11/13/17	(268,281)	8
Primary Aluminum	(2)	12/18/17	(107,625)	(1,326)
S&P 500 E-Mini Index	(20)	12/15/17	(2,572,700)	(106,626)
Silver	(1)	12/27/17	(83,465)	1,157
Soybean	(1)	01/12/18	(49,237)	(91)

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At October 31, 2017, the Fund had the following futures contracts: (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
SPI 200 Index	(5)	12/21/17	$(563,297)	$(20,658)
Sugar No. 11	(3)	02/28/18	(49,526)	(1,879)
Zinc	(2)	11/13/17	(165,450)	(3,255)
Total				$(201,758)
TOTAL				$158,425

SWAP CONTRACTS — At October 31, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/ Index	Financing Rate Received (Paid) by the Fund(a)	Credit Spread at October 31, 2017(b)	Termination Date	Notional Amount	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
iTraxx Europe Crossover Series 28	(5.000)%	2.250%	12/20/2022	640,000	$(101,402)	$(86,161)	$(15,241)
Protection Sold:
CDX.NA.HY Index 29	5.000	3.107%	12/20/2022	4,450,000	380,951	331,439	67,439
CDX.NA.IG Index 28	1.000	0.500%	12/20/2022	400,000	9,689	7,968	1,721
iTraxx Europe Crossover Series 28	5.000	0.524%	12/20/2022	450,000	39,611	34,439	5,172
iTraxx Europe Series 28	1.000	0.500%	12/20/2022	350,000	10,870	9,274	1,596
TOTAL					$339,719	$296,959	$60,687

(a)	Payments made quarterly.
(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a portfolio or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid by the Fund(a)	Counterparty	Termination Date	Notional Amount	Unrealized Appreciation/ (Depreciation)*
S&P GSCI Gold Official Close Index	2.000%	MS & Co.	12/29/17	$310,000	$990

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) of the swap contracts is equal to their market value.
(a)	The Fund pays/receives quarterly coupon payments in accordance with the swap contracts. On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At October 31, 2017, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON EQUITIES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts:
Calls
S&P 500 Index	2,550.00	11/1/2017	(3)	$(300)	$(7,635)	$(3,385)	$(4,250)
S&P 500 Index	2,575.00	11/8/2017	(3)	(300)	(3,135)	(2,398)	(737)
S&P 500 Index	2,575.00	11/15/2017	(3)	(300)	(4,365)	(3,373)	(992)
S&P 500 Index	2,600.00	11/22/2017	(3)	(300)	(1,815)	(1,343)	(472)
S&P 500 Index	2,600.00	11/30/2017	(11)	(1,100)	(8,910)	(9,259)	349
S&P 500 Index	2,575.00	11/30/2017	(2)	(200)	(4,000)	(2,678)	(1,322)
S&P 500 Index	2,550.00	11/30/2017	(1)	(100)	(3,820)	(1,274)	(2,546)
S&P 500 Index	2,525.00	11/30/2017	(1)	(100)	(6,026)	(2,294)	(3,732)
S&P 500 Index	2,600.00	12/29/2017	(2)	(200)	(3,900)	(3,286)	(614)
				(2,900)	$(43,606)	$(29,290)	$(14,316)
Puts
S&P 500 Index	2,500.00	11/1/2017	(3)	$(300)	$(30)	$(2,770)	$2,740
S&P 500 Index	2,525.00	11/8/2017	(3)	(300)	(645)	(3,478)	2,833
S&P 500 Index	2,525.00	11/15/2017	(3)	(300)	(1,620)	(2,900)	1,280
S&P 500 Index	2,525.00	11/22/2017	(3)	(300)	(2,340)	(5,013)	2,673
S&P 500 Index	2,525.00	11/30/2017	(11)	(1,100)	(12,210)	(12,863)	653
S&P 500 Index	2,500.00	11/30/2017	(1)	(100)	(852)	(1,596)	744
S&P 500 Index	2,475.00	11/30/2017	(1)	(100)	(622)	(1,704)	1,082
S&P 500 Index	2,450.00	11/30/2017	(1)	(100)	(500)	(2,593)	2,093
S&P 500 Index	2,425.00	11/30/2017	(1)	(100)	(380)	(1,905)	1,525
S&P 500 Index	2,500.00	12/29/2017	(1)	(100)	(1,770)	(2,142)	372
				$(2,800)	$(20,969)	$(36,964)	$15,995
Total written option contracts				$(5,700)	$(64,575)	$(66,254)	$1,679

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
EQO.EWZ Index	MS & Co. Int. PLC	3,735.76	12/29/2017	144	$144	$5,503	$12,538	$(7,035)
S&P 500 Index	MS & Co. Int. PLC	2,535.00	12/29/2017	2	200	12,402	5,980	6,422
					$344	$17,905	$18,518	$(613)
Puts
EQO.KS20 Index	MS & Co. Int. PLC	261.55	12/28/2017	4,670,236	$4,670,236	$201	$8,458	$(8,257)
EQO.XLP Index	MS & Co. Int. PLC	53.92	12/29/2017	6,999	6,999	10,367	8,189	2,178
					$4,677,235	$10,568	$16,647	$(6,079)
Total Purchased option contracts					$4,677,579	$28,473	$35,165	$(6,692)

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON EQUITIES (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written options contracts:
Calls
EQO.KS20 Index	Citibank NA	353.86	12/28/2017	(2,335,118)	$(2,335,118)	$(677)	$(2,162)	$1,485
EQO.XLP Index	CS International (London)	53.92	12/29/2017	(6,999)	(6,999)	(2,505)	(6,151)	3,646
					(2,342,117)	(3,182)	(8,313)	5,131
Puts
EQO.KS20 Index	Citibank NA	280.01	12/28/2017	(2,335,118)	$(2,335,118)	$(305)	$(8,712)	$8,407
EQO.EWZ Index	MS & Co. Int. PLC	38.95	11/27/2017	(5,519)	(5,519)	(4,450)	(2,358)	(2,092)
EQO.XLE Index	MS & Co. Int. PLC	62.17	2/16/2018	(4,926)	(4,926)	(2,989)	(16,299)	13,310
					$(2,345,563)	$(7,744)	$(27,369)	$19,625
Total Written option contracts					$(4,687,680)	$(10,926)	$(35,682)	$24,756

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	97.88	12/18/2017	95,000	$9,298,125	$58,425	$57,350	$1,075
Eurodollar Futures	98.38	3/19/2018	20,000	1,967,500	1,100	12,594	(11,494)
Eurodollar Futures	97.75	3/19/2018	47,500	4,643,125	28,500	25,693	2,807
Eurodollar Futures	98.38	6/18/2018	25,000	2,459,375	1,313	18,275	(16,962)
Eurodollar Futures	97.63	6/18/2018	2,500	244,063	1,525	2,060	(535)
Eurodollar Futures	98.25	9/17/2018	27,500	2,701,875	2,819	23,253	(20,434)
Eurodollar Futures	99.00	12/17/2018	185,000	18,315,000	1,388	5,721	(4,333)
Eurodollar Futures	98.13	12/17/2018	30,000	2,943,750	4,575	26,930	(22,355)
Eurodollar Futures	99.00	3/18/2019	55,000	5,445,000	688	2,251	(1,563)
Eurodollar Futures	98.00	3/18/2019	37,500	3,675,000	8,344	30,723	(22,379)
Eurodollar Futures	97.13	3/18/2019	20,000	1,942,500	18,099	23,118	(5,019)
Eurodollar Futures	99.00	6/17/2019	35,000	3,465,000	525	1,732	(1,207)
Eurodollar Futures	97.75	6/17/2019	20,000	1,955,000	7,449	22,018	(14,569)
Eurodollar Futures	96.88	6/17/2019	20,000	1,937,500	22,000	27,319	(5,319)
Eurodollar Futures	96.75	9/16/2019	20,000	1,935,000	23,650	29,119	(5,469)
Total Purchased option contracts				$62,927,813	$180,400	$308,156	$(127,756)

Abbreviation:
CDX.NA.HY Index 29	—CDX North America High Yield Index 29
CDX.NA.IG Index 29	—CDX North America Investment Grade Index 29
CS International (London)	—Credit Suisse International (London)
EQO.EWZ Index	—iShares MSCI Brazil Capped ETF
EQO.KS20 Index	—KOSPI 200 Index
EQO.XLE Index	—Energy Select Sector SPDR Fund
EQO.XLP	—Consumer Staples Select Sector SPDR Fund
MS & Co.	—Morgan Stanley & Co.
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Statement of Assets and Liabilities(a)

October 31, 2017

Assets:
Investments of unaffiliated issuers, at value (cost and $2,976,713)	$3,019,444
Investments of affiliated issuers, at value (cost and $25,067,585)	25,306,025
Purchased options, at value (cost $343,321)	208,873
Cash	524,964
Foreign currencies, at value (cost $21,078)	20,679
Unrealized gain on forward foreign currency exchange contracts	278,859
Variation margin on futures	33,419
Variation margin on swaps	4,967
Unrealized gain on swap contracts	990
Receivables:
Collateral on certain derivative contracts(b)	2,584,934
Dividends and interest	26,032
Investments sold	20,148
Foreign tax reclaims	1,739
Due from broker	1,057
Other assets	50,812
Total assets	32,082,942

Liabilities:
Written option contracts, at value (premium received $101,936)	75,501
Unrealized loss on forward foreign currency exchange contracts	179,936
Variation margin on futures	3,790
Payables:
Investments purchased	1,272,996
Payable to Investment Advisor	45,585
Management fees	20,095
Fund shares redeemed	4,862
Distribution and service fees and transfer agency fees	2,355
Accrued expenses and other liabilities	225,876
Total liabilities	1,830,996

Net Assets:
Paid-in capital	29,870,224
Distributions in excess of net investment income	(147,190)
Accumulated net realized gain	37,111
Net unrealized gain	491,801
NET ASSETS	$30,251,946
Net Assets:
Class A	$3,908,627
Class C	24,950
Institutional	26,242,069
Investor(d)	25,491
Class R	25,219
Class R6	25,590
Total Net Assets	$30,251,946
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	390,825
Class C	2,509
Institutional	2,614,585
Investor(d)	2,543
Class R	2,526
Class R6	2,549
Net asset value, offering and redemption price per share:(c)
Class A	$10.00
Class C	9.94
Institutional	10.04
Investor(d)	10.02
Class R	9.98
Class R6	10.04

(a)	Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — ARM, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes amounts segregated for initial margin and/or collateral on futures transactions, options and swaps transactions of $708,939, $1,617,375 and $258,620, respectively, for the Fund.
(c)	Maximum public offering price per share for Class A Shares of the Fund is $10.58. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.
(d)	Effective August 15, 2017, Class IR changed its name to Investor.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Statement of Operations(a)

For the Fiscal Year Ended October 31, 2017

Investment income:
Dividends — affiliated issuers	$272,742
Dividends — unaffiliated issuers (net of foreign withholding taxes of $824)	34,459
Interest	7,971
Total investment income	315,172

Expenses:
Management fees	223,845
Professional fees	182,392
Custody, accounting and administrative services	165,419
Registration fees	91,901
Printing and mailing costs	62,149
Trustee fees	17,505
Transfer Agency fees(b)	12,010
Distribution and Service fees(b)	2,808
Other	11,496
Total expenses	769,525
Less — expense reductions	(593,918)
Net expenses	175,607
NET INVESTMENT INCOME	139,565

Realized and unrealized gain (loss):
Capital gain distributions from Affiliated Underlying Funds	102,754
Net realized gain (loss) from:
Investments — unaffiliated issuers	119,047
Investments — affiliated issuers	(22,995)
Purchased Options	(131,166)
Futures contracts	(149,669)
Written options	280,102
Swap contracts	216,846
Forward foreign currency exchange contracts	(79,380)
Foreign currency transactions	23,583
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	39,051
Investments — affiliated issuers	423,595
Purchased options	(43,702)
Futures contracts	23,195
Written options	18,714
Swap contracts	46,325
Forward foreign currency exchange contracts	39,330
Foreign currency translation	(2,548)
Net realized and unrealized gain	903,082
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,042,647

(a)	Statement of Operations for the Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — ARM, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor(c)	Class R	Class R6
$2,439	$245	$124	$1,762	$46	$10,104	$47	$46	$5

(c)	Effective August 15, 2017, Class IR changed its name to Investor.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Statement of Changes in Net Assets(a)

	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income	$139,565	$276,967
Net realized gain (loss)	359,122	(501,766)
Net change in unrealized gain (loss)	543,960	(30,984)
Net increase (decrease) in net assets resulting from operations	1,042,647	(255,783)

Distributions to shareholders:
From net investment income
Class A Shares	(761)	(112)
Class C Shares	(40)	(50)
Institutional Shares	(322,090)	(143,777)
Investor Shares(b)	(283)	(133)
Class R Shares	(161)	(92)
Class R6 Shares	(327)	(146)
Total distributions to shareholders	(323,662)	(144,310)

From share transactions:
Proceeds from sales of shares	4,641,836	162,380
Reinvestment of distributions	322,747	144,310
Cost of shares redeemed	(154,129)	(27,291)
Net increase in net assets resulting from share transactions	4,810,454	279,399
TOTAL INCREASE (DECREASE)	5,529,439	(120,694)

Net assets:
Beginning of year	24,722,507	24,843,201
End of year	$30,251,946	$24,722,507
Undistributed (distributions in excess of) net investment income	$(147,190)	$289,415

(a)	Statement of Changes in Net Assets for the Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — ARM, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Effective August 15, 2017, Class IR changed its name to Investor.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment Operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	$9.75	$—	(e)	$0.34	$0.34	$(0.09)
2017 - C	9.68	(0.06)		0.34	0.28	(0.02)
2017 - Institutional	9.78	0.05		0.34	0.39	(0.13)
2017 - Investor(f)	9.76	0.04		0.33	0.37	(0.11)
2017 - R	9.72	(0.01)		0.33	0.32	(0.06)
2017 - R6	9.78	0.06		0.33	0.39	(0.13)
2016 - A	9.93	0.05		(0.19)	(0.14)	(0.04)
2016 - C	9.92	—	(g)	(0.22)	(0.22)	(0.02)
2016 - Institutional	9.94	0.11		(0.21)	(0.10)	(0.06)
2016 - Investor(f)	9.93	0.10		(0.22)	(0.12)	(0.05)
2016 - R	9.93	0.05		(0.22)	(0.17)	(0.04)
2016 - R6	9.94	0.11		(0.21)	(0.10)	(0.06)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - A (Commenced September 2, 2015)	10.00	(0.01)		(0.06)	(0.07)	—
2015 - C (Commenced September 2, 2015)	10.00	(0.02)		(0.06)	(0.08)	—
2015 - Institutional (Commenced September 2, 2015)	10.00	—	(e)	(0.06)	(0.06)	—
2015 - Investor(f) (Commenced September 2, 2015)	10.00	—	(g)	(0.07)	(0.07)	—
2015 - R (Commenced September 2, 2015)	10.00	(0.01)		(0.06)	(0.07)	—
2015 - R6 (Commenced September 2, 2015)	10.00	—	(e)	(0.06)	(0.06)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Amount is less than $0.005 per share.
(f)	Effective August 15, 2017, Class IR changed its name to Investor.
(g)	Amount is less than ($0.005) per share.
(h)	Annualized.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(d)

$10.00	3.54%	$3,909	1.05%		3.21%		(0.01)%		96%
9.94	2.75	25	1.80		4.05		(0.59)		96
10.04	4.02	26,242	0.65		2.91		0.55		96
10.02	3.97	25	0.80		3.05		0.41		96
9.98	3.36	25	1.30		3.56		(0.09)		96
10.04	4.05	26	0.63		2.89		0.58		96
9.75	(1.36)	83	0.79		4.01		0.53		38
9.68	(2.01)	24	1.65		4.46		(0.02)		38
9.78	(0.93)	24,542	0.49		3.31		1.13		38
9.76	(1.18)	25	0.65		3.47		0.98		38
9.72	(1.64)	24	1.15		3.97		0.48		38
9.78	(0.92)	25	0.47		3.28		1.16		38

9.93	(0.70)	25	1.23	(h)	3.81	(h)	(0.36	)(h)	1
9.92	(0.90)	26	1.98	(h)	4.55	(h)	(1.10	)(h)	1
9.94	(0.70)	24,718	0.82	(h)	3.40	(h)	0.04	(h)	1
9.93	(0.70)	25	0.98	(h)	3.57	(h)	(0.11	)(h)	1
9.93	(0.80)	25	1.48	(h)	4.07	(h)	(0.62	)(h)	1
9.94	(0.70)	25	0.77	(h)	3.35	(h)	0.10	(h)	1

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements

October 31, 2017

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Absolute Return Multi-Asset Fund (the “Fund”) is a diversified fund and currently offers six classes of shares — Class A, Class C, Institutional, Investor, Class R and Class R6 Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for Absolute Return Multi-Asset Fund — Cayman Commodity-ARM, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on May 14, 2015 and is currently a wholly-owned subsidiary of the Absolute Return Multi-Asset Fund (the “Fund”). The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of September 2, 2015, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of October 31, 2017, the Fund’s net assets were $30,259,288, of which, $5,045,956, or 16.7%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon the net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in the Goldman Sachs Real Estate Securities Fund (the “Underlying Fund invested in REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the Underlying Fund invested in REITs.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

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Notes to Financial Statements (continued)

October 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

October 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

C.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

D.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of October 31, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligations	$2,346,376	$—	$—
Investment Companies	25,306,025	—	—
Exchange Traded Funds	673,068	—	—
Total	$28,325,469	$—	$—

Derivative Type
Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$278,859	$—
Futures Contracts(a)	475,649	—	—
Credit Default Swap Contracts(a)	—	75,928	—
Total Return Swap Contract(a)	—	990	—
Options Purchased	180,400	28,473	—
Total	$656,049	$384,250	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(179,936)	$—
Futures Contracts(a)	(317,224)	—	—
Credit Default Swap Contract(a)	—	(15,241)	—
Written Options	(64,575)	(10,926)	—
Total	$(381,799)	$(206,103)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

October 31, 2017

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of October 31, 2017. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Interest Rate	Variation margin on futures contracts; Purchased options, at value	$218,794		Variation margin on futures contracts	$(100,954)	(a)
Commodity	Receivable for unrealized gain on swap contracts; Variation margin on futures contracts	130,405		Variation margin on futures contracts	(23,672)	(a)
Credit	Variation margin on swap contracts	75,928	(a)	Variation margin on swap contracts	(15,241)	(a)
Equity	Variation margin on contracts; Purchased options, at value	336,312	(a)	Payable for unrealized loss on futures; Written options, at value	(268,099)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	278,859		Payable for unrealized loss on forward foreign currency exchange contracts	(179,936)
Total		$1,040,298			$(587,902)

(a)	Includes unrealized gain (loss) on futures contracts and/or centrally cleared swaps described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts, purchased options and swap contracts/Net change in unrealized gain (loss) on futures contracts, purchased options and swap contracts	$85,649	$(176,372)	304
Commodity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(307,652)	99,864	84
Credit	Net realized gain (loss) on swap contracts /Net change in unrealized gain (loss) on swap contracts	201,920	57,189	5
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain (loss) on forward foreign currency exchange contracts	(79,380)	39,330	153
Equity	Net realized gain (loss) from futures contracts, purchased options and written options/Net change in unrealized gain (loss) on futures contracts, purchased options and written options	245,966	63,851	273
Total		$146,503	$83,862	819

(a)	Average number of contracts is based on the average month end balances for the fiscal year ended October 31, 2017.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

October 31, 2017

4. INVESTMENTS IN DERIVATIVES (continued)

fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of October 31, 2017:

	Derivative Assets(1)				Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Forward Currency Contracts	Options Written	Total
Citibank NA	$—	$—	$—	$—	$—	$(982)	$(982)	$(982)	$—	$(982)
Credit Suisse International (London)	—	—	—	—	—	(2,505)	(2,505)	(2,505)	—	(2,505)
Morgan Stanley & Co. International PLC	28,473	990	278,859	308,322	(179,936)	(7,439)	(187,375)	120,947	(120,947)	—
Total	$28,473	$990	$278,859	$308,322	$(179,936)	$(10,926)	$(190,862)	$117,460	$(120,947)	$(3,847)

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. For the fiscal year ended October 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Fee Rate	Effective Net Management Fee Rate*^(a)
0.85%	0.77%	0.73%	0.71%	0.85%	0.46%

*	GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Fund invests through at least February 28, 2018. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement as defined below after waivers.

The Fund invests in Institutional Shares of the Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Local Emerging Markets Debt Fund, Goldman Sachs Real Estate Securities Fund and the Goldman Sachs Strategic Macro Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended, GSAM waived $101,815 of the Fund’s management fee.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended October 31, 2017, GSAM waived $13,576 of the Fund’s management fee. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. For the fiscal year ended October 31, 2017, Goldman Sachs advised that it retained $75 of the front end sales charges and $0 of the CDSC for this Fund.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.04% of the average daily net assets of Institutional Shares; and 0.03% of the average daily net assets of Class R6 Shares. Prior to July 28, 2017, Goldman Sachs charged transfer agency fees at the rates of 0.19% of the average daily net assets of Class A, Class C, Investor and Class R Shares and 0.02% of the average daily net assets of Class R6 Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

October 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.104%. These Other Expense limitations will remain in place through at least February 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management fees	Other Expense Reimbursements	Total Expense Reductions
$101,815	$492,103	$593,918

G.  Line of Credit Facility — As of October 31, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2017, the Fund did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2017 , Goldman Sachs did not earn any brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

As of October 31, 2017 The Goldman Sachs Group, Inc. was the beneficial owner of approximately 100%, 97%, 100%, 100% and 100% of outstanding Class C, Institutional, Investor, Class R and Class R6 Shares, respectively of the Fund.

The table below shows the transactions in and earnings from investments in the Underlying Funds for the fiscal year ended October 31, 2017:

Underlying Funds	Beginning Value as of October 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on sales of Affiliated Investment Companies	Change in Unrealized Appreciation/ Depreciation	Ending Value as of October 31, 2017	Shares as of October 31, 2017	Dividend Income from Affiliated Investment Companies	Capital Gain Distributions from Affiliated Investment Companies
Goldman Sachs Emerging Markets Debt Fund — Institutional Shares	$—	$1,480,844	$—	$—	$11,516	$1,492,360	115,240	$33,547	$—
Goldman Sachs Emerging Markets Equity Fund —Institutional Shares	—	1,700,000	(1,911,614)	211,614	—	—	—	—	—
Goldman Sachs Emerging Markets Equity Insights Fund — Institutional Shares	—	2,100,000	(305,000)	16,526	248,791	2,060,317	187,131	—	—
Goldman Sachs Financial Square Government Fund — Institutional Shares	9,105,585	32,082,216	(26,388,209)	—	—	14,799,592	14,799,592	82,309	—
Goldman Sachs High Yield Fund — Institutional Shares	1,153,166	16,009	(1,192,613)	22,488	950	—	—	16,009	—

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Underlying Funds	Beginning Value as of October 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on sales of Affiliated Investment Companies	Change in Unrealized Appreciation/ Depreciation	Ending Value as of October 31, 2017	Shares as of October 31, 2017	Dividend Income from Affiliated Investment Companies	Capital Gain Distributions from Affiliated Investment Companies
Goldman Sachs High Yield Floating Rate Fund — Institutional Shares	$—	$1,604,759	$—	$—	$3,299	$1,608,058	165,438	$4,759	$—
Goldman Sachs Inflation Protected Securities Fund — Institutional Shares	1,475,133	317,038	—	—	(22,782)	1,769,389	168,193	17,860	—
Goldman Sachs International Real Estate Securities Fund — Institutional Shares	840,840	185,498	(290,000)	(9,110)	33,424	760,652	123,885	45,497	—
Goldman Sachs Local Emerging Markets Debt Fund — Institutional Shares	—	460,727	—	—	15,379	476,106	74,275	18,377	—
Goldman Sachs Long Short Credit Strategies Fund — Institutional Shares	491,222	9,299	(493,437)	(6,076)	(1,008)	—	—	9,299	—
Goldman Sachs Long Short Fund — Institutional Shares	1,252,270	300,000	(1,540,977)	(198,121)	186,828	—	—	—	—
Goldman Sachs Real Estate Securities Fund — Institutional Shares	1,122,376	174,410	(847,736)	(17,768)	(61,752)	369,530	20,094	8,977	102,754
Goldman Sachs Strategic Macro Fund — Institutional Shares	2,437,511	331,108	(765,000)	(42,548)	8,950	1,970,021	226,179	36,108	—
	$17,878,103	$40,761,908	$(33,734,586)	$(22,995)	$423,595	$25,306,025		$272,742	$102,754

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2017, were $10,182,348 and $11,602,809, respectively.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2017, in the amount of $323,662, was from ordinary income.

The tax character of distributions paid during the fiscal year ended October 31, 2016, in the amount of $144,310, was from ordinary income.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

October 31, 2017

7. TAX INFORMATION (continued)

As of October 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$54,044
Undistributed long-term capital gains	—
Total undistributed earnings	$54,044
Capital loss carryforwards:(1)
Perpetual Long-Term	(99,335)
Timing differences (Straddle Loss Deferral and Qualified Late Year Loss Deferral)	$(9,082)
Unrealized gains — net	436,095
Total accumulated earnings (losses) — net	$381,722

(1)	The Fund utilized $546,119 of capital losses in the current fiscal year.

As of October 31, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$28,075,499
Gross unrealized gain	604,330
Gross unrealized loss	(168,235)
Net unrealized security gain (loss)	$436,095

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts, net mark to market gains (losses) on foreign currency contracts and differences in the tax treatment of underlying fund investments and swap transactions.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund’s and result primarily from certain non-deductible expenses and differences in the tax treatment of swap transactions, foreign currency transactions and underlying fund investments.

Paid-in-Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
$(131,814)	$384,322	$(252,508)

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

8. OTHER RISKS (continued)

techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, it may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

October 31, 2017

8. OTHER RISKS (continued)

conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Tax Risk — The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Fund has obtained an opinion of counsel that the Portfolio’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2016
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	394,106	$3,906,079	6,643	$64,764
Reinvestment of distributions	79	761	11	112
Shares redeemed	(11,839)	(117,718)	(675)	(6,560)
	382,346	3,789,122	5,979	58,316
Class C Shares
Shares sold	—	—	(107)	(1,066)
Reinvestment of distributions	4	40	5	50
	4	40	(102)	(1,016)
Institutional Shares
Shares sold	74,702	735,747	10,076	98,682
Reinvestment of distributions	33,421	321,175	14,716	143,777
Shares redeemed	(3,686)	(36,401)	(2,144)	(20,731)
	104,437	1,020,521	22,648	221,728
Investor Shares(a)
Reinvestment of distributions	29	283	14	133
	29	283	14	133
Class R Shares
Reinvestment of distributions	17	161	9	92
	17	161	9	92
Class R6
Shares sold	1	10	—	—
Reinvestment of distributions	34	327	15	146
Shares redeemed	(1)	(10)	—	—
	34	327	15	146
NET INCREASE	486,867	$4,810,454	28,563	$279,399

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Goldman Sachs Trust and Shareholders of the Goldman Sachs Absolute Return Multi-Asset Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statement of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Absolute Return Multi-Asset Fund (the “Fund”), a fund of the Goldman Sachs Trust, as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent of the underlying funds, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 26, 2017

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Fund Expenses — Six Month Period Ended October 31, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R or Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017, which represents a period of 184 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Multi-Asset Fund
Share Class	Beginning Account Value 5/1/17	Ending Account Value 10/31/17		Expenses Paid for the 6 months ended 10/31/17*
Class A
Actual	$1,000.00	$1,018.30		$5.34
Hypothetical 5% return	1,000.00	1,019.91	+	5.35
Class C
Actual	1,000.00	1,014.30		9.14
Hypothetical 5% return	1,000.00	1,016.13	+	9.15
Institutional
Actual	1,000.00	1,021.40		3.36
Hypothetical 5% return	1,000.00	1,021.88	+	3.36
Investor
Actual	1,000.00	1,020.30		4.12
Hypothetical 5% return	1,000.00	1,021.12	+	4.13
Class R
Actual	1,000.00	1,017.30		6.61
Hypothetical 5% return	1,000.00	1,018.65	+	6.61
Class R6
Actual	1,000.00	1,021.40		3.21
Hypothethical 5% return	1,000.00	1,022.03	+	3.21

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R	Class R6
Absolute Return Multi-Asset Fund+	1.05%	1.80%	0.66%	0.81%	1.30%	0.63%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Absolute Return Multi-Asset Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

44

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on the Fund’s investment performance was provided for the one-year period ending on the

45

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group, had outperformed the Fund’s LIBOR-based benchmark index by 0.90%, and had underperformed the average performance of a group of competitor funds, as determined by the Investment Adviser, for the one-year period ended March 31, 2017.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. With respect to the Fund, the Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the entire management fee paid to the Investment Adviser as the investment adviser to the Fund’s wholly-owned subsidiary. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund was provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

46

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Absolute Return Multi-Asset Fund
First $2 billion	0.85%
Next $3 billion	0.77
Next $3 billion	0.73
Over $8 billion	0.71

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amount of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

47

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2018.

48

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 75	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Chairman of the Board of Trustees, Goldman Sachs Trust II (2012-2016), Goldman Sachs MLP Income Opportunities Fund (2013-2016), Goldman Sachs MLP and Energy Renaissance Fund (2014-2016), and Goldman Sachs ETF Trust (2014-2016); Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998- 2012); Trustee, Scholarship America (1998-2005);

Trustee, Institute for Higher Education Policy

(2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked

Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; and Goldman Sachs Private Middle Market Credit LLC.

				106	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Jessica Palmer Age: 68	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman

Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

49

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.

50

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	142	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2017, Goldman Sachs Trust consisted of 90 portfolios; Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (11 of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

51

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

52

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 75	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Chairman of the Board of Trustees, Goldman Sachs Trust II (2012-2016), Goldman Sachs MLP Income Opportunities Fund (2013-2016), Goldman Sachs MLP and Energy Renaissance Fund (2014-2016), and Goldman Sachs ETF Trust (2014-2016); Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998- 2012); Trustee, Scholarship America (1998-2005);

Trustee, Institute for Higher Education Policy

(2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked

Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; and Goldman Sachs Private Middle Market Credit LLC.

				106	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Jessica Palmer Age: 68	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman

Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

53

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.

54

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	142	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2017, Goldman Sachs Trust consisted of 90 portfolios; Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

55

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Absolute Return Multi-Asset Fund — Tax Information (Unaudited)

For the year ended October 31, 2017, 4.27% of the dividends paid from net investment company taxable income by the Absolute Return Multi-Asset Fund qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2017, 14.80% of the dividends paid from net investment company taxable income by the Absolute Return Multi-Asset Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

56

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.25 trillion in assets under supervision as of September 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[5]

Fundamental Equity

∎	Equity Income Fund[6]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[7]
∎	Concentrated Growth Fund[8]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[9]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[10]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[6]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[7]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[8]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[9]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[10]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.
[11]	Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President

and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.gsamfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown are as of October 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 114013-OTU-669980 MACAR-17/290

Goldman Sachs Funds

Annual Report	October 31, 2017

Dividend Focus Funds
Income Builder
Rising Dividend Growth

Goldman Sachs Dividend Focus Funds

∎	INCOME BUILDER

∎	RISING DIVIDEND GROWTH

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INCOME BUILDER FUND

What Differentiates Goldman Sachs’

Income Builder Fund Investment Process?

Income Builder Fund is a broadly diversified portfolio that seeks to provide income and capital appreciation.

The Goldman Sachs Income Builder Fund provides exposure to the wealth-building opportunities of stocks and the regular income potential of bonds. The Fund invests in both equity and fixed income securities with a focus on yield enhancing strategies to earn a monthly income stream. The Fund seeks to maintain broad exposure to equities with lower than general equity market volatility.

We believe that similar themes can perform differently across asset classes. The Fund can potentially take advantage of these cross-asset class opportunities as it is a dynamic portfolio that allows the flexibility to allocate across equities and fixed income from a top-down perspective, given our views on macro opportunities and valuations.

In our risk management process, we identify, monitor and measure a fund’s risk profile. We consider the risk relative to the benchmark and the Fund’s investment goal to seek income stability and capital growth.

The Fund’s portfolio comprises the ideas of two experienced Goldman Sachs investment groups:

Global Fundamental Equity Group: A group of investment professionals averaging over 17 years of investment experience and with a strong commitment to fundamental research.

Global Fixed Income Group: Broad, deep capabilities across global fixed income markets, with a total return investment philosophy.

1

PORTFOLIO RESULTS

Goldman Sachs Income Builder Fund

Investment Objective

The Goldman Sachs Income Builder Fund seeks to provide income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Team and the Goldman Sachs Fixed Income Investment Management Team, collectively the Goldman Sachs Income Builder Team (the “Income Builder Team”), discuss the Goldman Sachs Income Builder Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor and R6 Shares generated average annual total returns, without sales charges, of 9.21%, 8.41%, 9.64%, 9.51% and 9.69%, respectively. These returns compare to the 17.78% and 8.25% average annual total returns of the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) and the ICE Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index (the “ICE BofA Merrill Lynch Index”), respectively, during the same period.

Q	What economic and market factors most influenced the equity and fixed income markets as a whole during the Reporting Period?

A	U.S. equities posted double-digit gains during the Reporting Period overall, with Federal Reserve (“Fed”) monetary policy, economic data and political events dominating market sentiment. When the Reporting Period began in November 2016, U.S. equities sold off ahead of the presidential election but surged higher after the surprise result on anticipation of a potentially pro-growth effect from the incoming Administration’s fiscal stimulus plan. In December 2016, the Fed raised interest rates 25 basis points as had largely been anticipated and set a more hawkish hike path for 2017, causing equities to decline, albeit modestly, following the announcement. (A basis point is 100th of a percentage point. Hawkish implies higher interest rates; opposite of dovish.) In January 2017, U.S. equities rallied to new highs on the prospect of deregulation following presidential executive orders on oil pipelines and on optimism around infrastructure spending after a $1 trillion proposal from Senate Democrats made headlines. Despite political uncertainty and concerns about protectionism, U.S. equities continued to advance in February 2017 amid “risk on” sentiment, or increased risk appetite, due to potential U.S. tax reform and deregulation as well as stronger economic data. In March 2017, the Fed raised interest rates another 25 basis points, while maintaining its projections for three rate hikes in 2017. However, a seemingly cautious stance on the future path of monetary tightening from Fed Chair Janet Yellen and the presence of a dissenter on the Fed’s policy-making committee led to a dovish market reaction. Political risks subsequently drove U.S. equities lower as Republicans in the House of Representatives struggled to schedule a vote on health care legislation.

The U.S. equity market initially fell during the second quarter of 2017 as minutes from the Fed’s March meeting indicated policymakers were worried that stocks were overvalued. At the same time, economic activity and inflation data appeared to be moderating. The U.S. Gross Domestic Product (“GDP”) grew at just 0.7% during the first calendar quarter, while in April 2017, the Institute for Supply Management (“ISM”) manufacturing index edged lower and the core Personal Consumption Expenditures (“PCE”) Index (which excludes food and energy expenditures) decreased. However, the unemployment rate fell to 4.4%, while the Employment Cost Index (“ECI”) reached its highest level since 2007. (The ECI is a quarterly report from the U.S. Department of Labor that details changes in the costs of labor, such as wages and benefits.) In addition, market expectations for pro-growth U.S. fiscal policy were dampened by domestic political developments. Nonetheless, the Fed proceeded to raise the federal funds rate by another 25 basis points in June 2017, citing ongoing strength in the labor market and a pickup in household spending and business fixed investment. The results of the Fed’s 2017 Comprehensive Capital Analysis and Review (“CCAR”) stress test for banks were encouraging, with improving payout ratios.

U.S. equities gained during the third quarter of 2017, as economic activity and labor market data showed rather

2

PORTFOLIO RESULTS

consistent strength. In September 2017, second calendar quarter U.S. GDP growth was revised up to 3.1% from the previously reported 2.6%, and the August 2017 labor market report showed job gains of 156,000. Meanwhile, the Consumer Price Index (“CPI”), a measure of inflation, rose 0.4% in August 2017, reversing five consecutive months of downside inflation surprises and raising the odds of further Fed monetary tightening before calendar year-end. Details regarding the Administration’s tax reform plan extended bullish, or optimistic, market moves and further boosted the U.S. dollar. The Fed kept its monetary policy unchanged during the third calendar quarter and said it would begin its balance sheet normalization in October 2017. (Balance sheet normalization refers to the steps the Fed will take to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.) Although there was increasing market expectation for hawkish leadership at the Fed when Janet Yellen’s term ends in early February 2018, encouraging tax reform progress and ongoing strength in economic activity data were supportive of U.S. equity performance in October 2017. The ISM manufacturing and non-manufacturing indices reached 13-year and 12-year highs of 60.8% and 59.8%, respectively. Labor market data also remained strong in October 2017, but inflation was somewhat disappointing. September 2017 core CPI came in at 0.13%, slightly missing expectations of 0.18%.

The broad U.S. fixed income market generated positive returns during the Reporting Period overall. Spread, or non-government bond, sectors outperformed U.S. Treasury securities, led by high yield corporate bonds, sovereign emerging markets debt and investment grade corporate bonds. The U.S. Treasury yield curve flattened slightly during the Reporting Period, as yields on shorter-term maturities generally rose more than yields on intermediate-and longer-term maturities. (A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows; opposite of steepening. Yield curve is a spectrum of maturities.) When the Reporting Period began in November 2016, spread sectors were volatile. Investor sentiment was dominated by the results of the U.S. presidential election, which appeared to change expectations for future monetary, fiscal and regulatory policy. More specifically, investors appeared to anticipate fiscal stimulus, a looser regulatory agenda and a faster pace of Fed monetary policy tightening. Global interest rates rose, and the U.S. dollar appreciated versus other developed markets and emerging markets currencies. Meanwhile, the U.S. economy continued to strengthen, with strong jobs growth and increased consumer spending reported. In December 2016, spread sectors advanced, outpacing U.S. Treasury securities. Mid-month, the Fed hiked short-term interest rates, which resulted in a further rise in U.S. Treasury yields, with a notable increase in shorter-term yields, and additional appreciation in the U.S. dollar. In Europe, the European Central Bank (“ECB”) announced it would reduce its monthly pace of asset purchases starting in April 2017 but stated it would extend its quantitative easing program to the end of 2017. On the political front, Italy voted to reject constitutional reforms, while the outcome of Austria’s election defied the populist tide that had claimed victories in the U.K. and U.S. during 2016. In the fourth calendar quarter overall, the Japanese economy expanded by 1.2%, annualized, from the previous calendar quarter.

During the first quarter of 2017, government bond sectors sold off and spread sectors generally posted gains. Investors focused on the prospect of pro-growth policies from the new U.S. Administration, which helped boost business and consumer sentiment to near record levels, and also on the positive impact of earlier fiscal stimulus in China. Global purchasing managers’ indices pointed to solid expansion across the largest global economies, the U.S. in particular. In Europe, economic data strengthened and political risk remained contained, as markets weathered the official start of Brexit negotiations. (Brexit refers to the U.K.’s efforts to exit the European Union.) The far right lost to centrists in the Netherlands’ election. In France, polls reflected a relatively low chance of victory for the far-right candidate in its then-upcoming presidential vote. Monetary policy presented few surprises during the first calendar quarter, as the ECB, Bank of Japan (“BoJ”) and Bank of England (“BoE”) kept their respective monetary policies unchanged. In March 2017, the ECB raised its economic growth and inflation forecast. The same month, Fed policymakers hiked interest rates. Minutes from the meeting suggested the Fed might start reducing its balance sheet near the end of 2017. The U.S. dollar weakened versus many global currencies during the first calendar quarter.

Spread sectors generally recorded positive returns during the second quarter of 2017, though with mixed results relative to government bond sectors. Political developments led to temporary bouts of volatility early in the quarter, driving weakness in Brazilian, U.S. and U.K. fixed income assets as well as a credit rating downgrade of South Africa’s sovereign debt. Political risks receded in May 2017 on the centrist candidate’s victory in the French presidential election, which was supportive of French and European peripheral bonds broadly. On the economic front, U.S. core inflation weakened for the third consecutive month in May 2017,

3

PORTFOLIO RESULTS

casting uncertainty over the pace of Fed monetary tightening. Nonetheless, comments included in minutes from the Fed’s May and June 2017 policy meetings suggested an announcement about how and when the Fed would begin reducing the size of its balance sheet would be made sooner than the markets had previously anticipated. In Europe, economic data continued to surprise to the upside. At its June 2017 policy meeting, the ECB provided an optimistic assessment of the risks to economic growth, but revised downward its medium-term inflation forecasts. The ECB, BoJ and BoE left their respective monetary policies unchanged during the second calendar quarter, while the Fed raised interest rates for the second time in 2017 and the fourth time in a decade at its June 2017 policy meeting. As the quarter came to an end, a string of comments from global central bankers triggered a hawkish market reaction. Global interest rates rose as the market anticipated a faster than expected pace of monetary policy tightening by the BoE, ECB and Bank of Canada (“BoC”). During the second quarter of 2017, the U.S. dollar weakened versus many global currencies.

In the third quarter of 2017, spread sectors broadly advanced, outperforming government bond sectors. The Fed kept its monetary policy unchanged but unveiled its plans for balance sheet normalization. This prompted a hawkish market reaction, with the U.S. dollar appreciating and yields on U.S. government bonds rising. However, the U.S. Treasury yield curve only steepened modestly due to geopolitical uncertainty and mixed U.S. economic data, including weak inflation readings. The central banks of other developed countries also set the stage for less accommodative monetary policy. The BoE noted “a majority” of its policymakers were in favor of tightening policy “over the coming months,” while the BoC surprised the markets with two consecutive rate hikes. The market’s expectations for a BoE rate hike in November 2017, along with a constructive tone for Brexit negotiations, drove the British pound higher versus the U.S. dollar. The U.S. dollar also continued to weaken relative to many other global currencies during the third calendar quarter. In October 2017, spread sectors posted modestly positive returns overall and generally outpaced government bond sectors. U.S. Treasury yields fluctuated amid raised prospects for U.S. tax reform, the potential for hawkish leadership at the Fed, and ongoing strength in U.S. and global economic activity data. At its October policy meeting, the Fed left monetary policy unchanged but described the economic growth outlook as “solid” for the first time since January 2015. The ECB announced it would reduce monthly asset purchases from 60 billion to 30 billion for nine months beginning in January 2018. In Japan, the prime minister’s ruling coalition won a significant majority in the general election, pointing to a continuation of the country’s existing macro policies. During October 2017, the U.S. dollar strengthened versus many global currencies.

Q	What was the Fund’s asset allocation positioning during the Reporting Period?

A	As part of its principal investment strategies, the Fund has a baseline allocation of 60% to fixed income securities and 40% to equity securities, though in seeking to meet its investment objective, the Fund has the flexibility to opportunistically tilt the allocation to fixed income and equity securities up to 15% above or below that baseline allocation. The Fund seeks to provide a high and stable income stream plus capital appreciation, with lower volatility than the equity market. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Income Builder Team evaluates such securities’ relative attractiveness based on, among other factors, income opportunities, market valuations, economic growth and inflation prospects. Because of these stated goals of the Fund, the Income Builder Team believes the returns of the Russell Index and the ICE BofA Merrill Lynch Index should be considered for reference only.

At the beginning of the Reporting Period, the Fund was invested 38.2% in equities and 60.2% in fixed income, with the balance of 1.6% in cash and cash equivalents. During the Reporting Period, we marginally increased the Fund’s overall exposure to equities, particularly to European equities. We believed a rebound in corporate earnings and receding political risk could potentially boost investment, mergers and acquisitions, and earning growth. Within the Fund’s fixed income allocation, we favored higher quality corporate credit, such as investment grade corporate bonds, and high yield loans over high yield corporate bonds. At the end of the Reporting Period, the Fund was invested 39.9% in equities and 58.8% in fixed income, with the balance of 1.3% in cash and cash equivalents.

Q	What was the Fund’s 12-month distribution rate and what was its 30-day SEC yield during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor and R6 Shares provided 12-month distribution rates of 3.69%, 3.02%, 4.00%, 3.87% and 4.01%, respectively. At October 31, 2017, the Fund’s 30-day SEC yields (subsidized) for its Class A, C, Institutional, Investor and R6 Shares were 2.96%, 2.38%, 3.52%, 3.38% and 3.49%, respectively.

4

PORTFOLIO RESULTS

Q	What key factors had the greatest impact on the performance of the Fund’s equity allocation during the Reporting Period?

A	Relative to the Russell Index, stock selection had the greatest impact on the Fund’s equity allocation during the Reporting Period. The Fund’s call writing strategy, which seeks to generate additional cash flow and potentially reduce volatility by sales of call options on the S&P 500® Index or other regional stock market indices (or related ETFs), did not have a material impact on performance during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	During the Reporting Period, the Fund’s overweight positions relative to the Russell Index in the health care and energy sectors contributed positively to performance. The Fund was also helped by an underweight in the consumer staples sector. Stock selection in all three sectors bolstered results. Conversely, the Fund was hampered by an underweight position and stock selection in the financials sector. In the real estate sector, stock selection among real estate investment trusts (“REITs”) dampened returns. An overweight position as well as stock selection in the industrials sector also detracted from the Fund’s performance.

Q	Which stocks contributed significantly to the Fund’s relative performance during the Reporting Period?

A	The largest positive contributors to the Fund’s relative performance during the Reporting Period were bank holding company M&T Bank, fast food restaurant chain McDonald’s and diversified health care company Abbott Laboratories.

M&T Bank (“MTB”) was the top contributor to the Fund’s relative performance during the Reporting Period. Shares of MTB drifted higher during the Reporting Period as U.S. Treasury yields rose, improving the company’s prospects for higher net interest margins. At the end of the Reporting Period, we believed the normalization of the U.S. Treasury yield curve and the potential for a looser regulatory environment could serve as tailwinds for MTB. (A normal yield curve is a yield curve in which short-term debt instruments have a lower yield than long-term debt instruments of the same credit quality.)

An investment in McDonald’s also added to the Fund’s relative returns. The stock rallied after it reported strong first quarter 2017 results, which showed robust comparable store sales growth and better than consensus expected earnings per share across all business segments. Market participants appeared optimistic that the company might sustain its positive momentum through the launch of a mobile offering and continued menu enhancements, highlighted by all-day breakfast, fresh beef and value promotions for beverages. In our view, its new management team’s commitment to a capital-light business model and the return of capital to shareholders could continue to drive value in the near term. (A company with a capital-light business model has relatively few capital assets compared to its operations.)

Abbott Laboratories (“Abbott”) was another notable contributor to Fund results. Abbott’s stock price rose after the company completed its acquisition of medical device maker St. Jude Medical. The market reacted positively to the completion of the eight-month acquisition process on hopes that St. Jude Medical would complement Abbott’s existing business and also provide access to high-growth and high-margin markets. Its shares appreciated further on the back of continued product expansion and diversification efforts as well as on renewed market confidence around 2018 earnings per share estimates. In our view, Abbott’s strong management team has the potential to deliver on solid international growth prospects should the company’s product cycle get underway. Additionally, at the end of the Reporting Period, we believed the stock was trading at an attractive valuation relative to its peer group.

Q	Which stocks detracted significantly from the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund was hampered most relative to the Russell Index by its investments in DDR, which owns shopping centers in the U.S. and Puerto Rico; General Electric, a technology and financial services company; and Viacom, a media conglomerate.

DDR’s stock price was weighed down by broad negative market sentiment toward retail real estate, predicated on secular headwinds facing tenants as e-commerce continues to take market share from traditional retailers. Despite the company’s recent challenges, we were encouraged at the end of the Reporting Period by what we consider to be its new management team’s realistic grasp of the retail landscape as well as DDR’s high quality and diverse tenant base. In addition, at the end of the Reporting Period, we believed the stock was trading at inexpensive valuations and provided a compelling dividend yield.

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PORTFOLIO RESULTS

Shares of General Electric (“GE”) were weaker on the back of concerns about profitability and management changes. Its recent acquisition of oil field services company Baker Hughes also played a role in the stock’s decline, as many investors appeared to have issues with the idea of increasing the company’s exposure to the oil industry given the volatility of crude oil prices. In our view, GE has a significant opportunity to decrease costs, and at the end of the Reporting Period, we were optimistic about the company’s focus on improving its return on investment as well as its share price. We believed the company maintained a dominant market position in its key segments, and we expected it to capitalize on that position.

Broad concerns about traditional cable television subscriber losses pressured Viacom’s share price during the Reporting Period. This pervasive theme distracted from the company’s first quarter 2017 earnings results, which came in well above consensus expectations because of strength within Viacom’s media networks and its subsidiary, Paramount Pictures. At the end of the Reporting Period, we continued to believe in Viacom’s turnaround strategy under its recently appointed chief executive officer, and we thought the company’s underlying fundamentals were strengthening. Additionally, we believed Paramount Pictures is a rare asset in the media industry, which investors had yet to fully appreciate, in our view, given Viacom’s valuation at the end of the Reporting Period.

Q	Were any significant purchases or sales made within the equity allocation of the Fund during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in BB&T, a financial services holding company. We have a favorable view of BB&T’s growth prospects should it realize potential synergies from recent deals and should its interest income potential improve with higher interest rates. In our view, the stock provides an attractive yield relative to its peer group.

Another notable purchase was Medtronic, a large diversified medical device company. Given its product portfolio and pipeline, Medtronic should be able to grow top-line revenues, in our opinion. Furthermore, combined with potential margin expansion, we expect the company to generate earnings per share growth at an attractive valuation.

Among those sales realized during the Reporting Period was the Fund’s position in XL Group. The investment had been initiated because we believed the global insurance company’s shares offered inexpensive valuations and an attractive yield. After a period of solid performance, as rising interest rates brought potential for decreased margin pressure, in our view, its stock reached our price target, and we decided to exit the position in favor of higher conviction ideas.

Also during the Reporting Period, we sold the Fund’s position in Wal-Mart Stores, an operator of discount stores, supercenters and neighborhood markets. Our original thesis was predicated on the view that Wal-Mart Stores could see incremental traffic benefits from store improvement initiatives and its exposure to a lower-income demographic that was set to benefit from depressed energy prices and an improving U.S. economic backdrop. Following a period of strength that saw the stock hit our price target, we exited the position to redeploy capital into higher conviction ideas.

Q	What changes were made to the Fund’s equity market sector and industry weightings during the Reporting Period?

A	During the Reporting Period, we reduced the Fund’s exposures to consumer discretionary, consumer staples and REITs. We increased its exposures to health care, financials and energy master limited partnerships (“MLPs”)/energy infrastructure companies. At the end of the Reporting Period, the Fund was overweight relative to the Russell Index in the energy, health care, industrials, telecommunication services, information technology, real estate and utilities sectors. Within the energy sector, it was overweight in the energy MLP/energy infrastructure industry at the end of the Reporting Period. Within the real estate sector, the Fund had a neutral position relative to the Russell Index in the REIT industry. The Fund was underweight the financials, consumer discretionary and consumer staples sectors. Compared to the Russell Index, the Fund was rather neutrally weighted in the materials sector.

Q	Which fixed income market sectors significantly affected the Fund’s performance during the Reporting Period?

A	In absolute terms, the Fund was hurt by its exposure to high yield corporate bonds within the communications and consumer non-cyclical market segments during the Reporting Period. Relative to the ICE BofA Merrill Lynch Index, exposure to the industrial manufacturing and cable market segments detracted from performance. On the positive side, the Fund benefited from its overall positioning, as credit spreads (or yield differentials versus duration-equivalent U.S. Treasury securities) tightened during the Reporting Period. Exposure to high yield corporate bonds within the financials and technology market segments also helped the Fund’s relative performance.

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PORTFOLIO RESULTS

Q	How did the Fund’s duration and yield curve positioning strategies affect performance during the Reporting Period?

A	During the Reporting Period, the Fund’s duration strategy detracted slightly from its results. The Fund held a neutral duration position relative to that of the ICE BofA Merrill Lynch Index at the beginning of the Reporting Period due to U.S. election-related volatility. We shifted the Fund to a short duration position in December 2016, as we believed the markets were underestimating the pace of the Fed’s monetary policy tightening. This positioning hurt performance when U.S. interest rates fell in the early months of 2017 and again during the summer months. Duration is a measure of the Fund’s sensitivity to changes in interest rates. We do not actively manage the Fund’s yield curve positioning as part of our investment process.

Q	What changes were made to the Fund’s fixed income weightings during the Reporting Period?

A	During the Reporting Period, we focused the Fund’s investments on what we considered to be stable and non-cyclical industries, including cable and cellular telecommunications, which stand to benefit from increased consumer demand for data. We also increased the Fund’s exposure to financial companies based on our view that their earnings were likely to benefit from a modest increase in U.S. interest rates. We limited investments in cyclical industries, such as metals and mining, which we considered more sensitive to global economic growth worries. In addition, during the Reporting Period, we increased the Fund’s allocation to BBB-rated credits.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As mentioned previously, the Income Builder Team wrote equity index options on a portion of the Fund’s equity allocation in an effort to generate additional cash flow and potentially reduce volatility. The use of equity index options did not have a material impact on performance during the reporting period. In managing the Fund’s fixed income allocation, the Income Builder Team used U.S. Treasury futures and Eurodollar futures to hedge and manage interest rate exposure and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. The Fund also utilized forward foreign currency exchange contracts to hedge currency exposure. The use of U.S. Treasury futures and forward foreign currency exchange contracts detracted from the performance of the Fund’s fixed income allocation during the Reporting Period. The use of Eurodollar futures had a modestly positive impact on results.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective July 31, 2017, Raymond Chan was added as a portfolio manager of the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. The other portfolio managers of the Fund are Ron Arons, Collin Bell, David Beers, Daniel Lochner and Charles Brook Dane.

Q	What is the Income Builder Team’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, the Income Builder Team continued to see a positive backdrop for U.S. equities. Overall, we remained cautiously optimistic about the Republican Administration’s pro-growth policy initiatives. In our view, most companies may well benefit from an aggressive fiscal policy, including lower taxes and increased spending, and a less restrictive regulatory environment. We were also encouraged by companies’ strong results during the first and second quarters of 2017, as sales, margins and earnings generally exceeded consensus expectations. Earnings in most global markets surpassed consensus estimates as well. In addition, we believed broadening global economic growth was supportive of continued earnings growth and equity market appreciation. While our return expectations are relatively muted given what we consider full valuations, we believe U.S. equities are more attractive than most other asset classes and can continue to be driven by earnings growth in the absence of multiple expansion. That said, looking ahead, after several years of thematic-driven markets, we expect to see increasing performance dispersion among individual stocks. In this environment, we believe an active approach to selecting stocks may continue to be rewarded. Regardless of market direction, however, fundamental, bottom-up stock selection will continue to drive our process, not headlines or investor sentiment. At the end of the Reporting Period, we maintained high conviction in the companies owned by the equity portion of the Fund, and we believed they have the potential to outperform relative to the broader market regardless of the growth environment. We intend to continue to focus on undervalued companies that we believe are in control of their own future, such as innovators with differentiated products, companies with low-cost structures and firms that have been investing in their own businesses and are poised to gain market share. We will maintain our discipline in identifying companies with what we consider to be strong or improving balance sheets, led by

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PORTFOLIO RESULTS

quality management teams and trading at discounted valuations, seeking to generate long-term outperformance.

In terms of fixed income, the Income Builder Team continued to be cautiously optimistic at the end of the Reporting Period about the outlook for high yield corporate bonds and high yield loans. Economic growth and corporate earnings generally surprised to the upside during the first 10 months of 2017. Meanwhile, inflation remained below target in key markets, which led to a gradual pace of monetary policy normalization by global central banks. This supportive macro backdrop — combined with energy companies’ greater resilience to lower crude oil prices as well as their improved cost structures — and solid investor demand supported the high yield corporate bond and high yield loan markets during the Reporting Period. Low volatility also contributed. Looking ahead, we believe tax reform, if enacted, has the potential to be an additional tailwind. In the near term, we expect credit spreads to remain relatively range bound, but the fixed income portion of the Fund was positioned defensively at the end of the Reporting Period in anticipation of higher volatility going forward. We see several catalysts that could drive more volatility, including a material pickup in inflation and geopolitical tensions, and we do not view valuations seen at the end of the Reporting Period as adequate compensation for perceived risk. At the end of the Reporting Period, we generally favored stable and non-cyclical industries, such as cellular telecommunications and cable, along with financial companies. We had a positive view of financials, as we believe their earnings are likely to benefit from a modest increase in U.S. interest rates. We were cautious about increasing the Fund’s exposure to cyclical sectors, such as energy and metals and mining. Additionally, we were cautious about increasing the Fund’s exposure to retail and apparel due to the secular challenges we think the industry is facing. In terms of ratings, we continued to favor higher quality credits at the end of the Reporting Period and had reduced the Fund’s exposure to CCC-rated credits.

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FUND BASICS

Income Builder Fund

as of October 31, 2017

PERFORMANCE REVIEW
November 1, 2016–October 31, 2017	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]	ICE Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index[3]
Class A	9.21%	17.78%	8.25%
Class C	8.41	17.78	8.25
Institutional	9.64	17.78	8.25
Investor	9.51	17.78	8.25
Class R6	9.69	17.78	8.25

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. This index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. It is not possible to invest directly in an unmanaged index.

[3]	The ICE BofA Merrill Lynch BB to B US High Yield Constrained Index contains all securities in the ICE BofA Merrill Lynch U.S. High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

PERFORMANCE REVIEW (continued)
November 1, 2016–October 31, 2017	12-Month Distribution Rate[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]
Class A	3.69%	2.96%	2.79%
Class C	3.02	2.38	2.20
Institutional	4.00	3.52	3.34
Investor	3.87	3.38	3.20
Class R6	4.01	3.49	3.34

[4]	The 12 month distribution rate is calculated by taking the sum of all cash distributions over the past 12 months and dividing by the month end NAV in the last month of the period. Distributions may include interest from fixed income, dividends from equities, short term and long term capital gains, return of capital, and special distributions. Return of capital distribution may include a return of some or all of the money that an investor invested in Fund shares. Distributions from securities such as MLPs passing through the Fund may also be characterized as return of capital. Special distributions may include any off-cycle distributions that occur outside of regular interest or dividend payment dates, such as when a company opts to pay a special dividend. The amounts and sources of distribution are not provided for tax reporting purposes. The Fund reports the character of distributions for federal income tax purposes each calendar year on Form 1099-DIV. Distributions will fluctuate over time and a large proportion of the distribution may occur at the end of the year in the form of capital gains. Distributions and market value movements affect the NAV of the Fund and will also affect this calculation. 12 month distribution rate numbers are based on historical distributions and NAVs and are not predictive of future distributions or yields. 12 month distribution rate is calculated to provide a sense of the total cash flow associated with investment in the Fund, but should not be confused with SEC yield, dividend yield or interest yield.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the SEC and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

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FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	2.39%	5.42%	4.74%	6.58%	10/12/94
Class C	6.49	5.83	4.55	4.10	8/15/97
Institutional	8.82	7.06	5.75	5.35	8/15/97
Investor	8.64	6.89	N/A	8.78	8/31/10
Class R6	8.82	N/A	N/A	5.01	7/31/15

[6]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.99%	1.11%
Class C	1.74	1.86
Institutional	0.59	0.71
Investor	0.74	0.86
Class R6	0.59	0.71

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

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FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 10 / 31 / 17[8]
Holding	% of Net Assets	Line of Business
Wells Fargo & Co.	1.8%	Banks
Pfizer, Inc.	1.7	Pharmaceuticals
Exxon Mobil Corp.	1.6	Oil, Gas & Consumable Fuels
Johnson & Johnson	1.3	Pharmaceuticals
Duke Energy Corp.	1.2	Electric Utilities
BB&T Corp.	1.1	Banks
Cisco Systems, Inc.	1.1	Communications Equipment
Royal Dutch Shell PLC ADR Class A	1.0	Oil, Gas & Consumable Fuels
FirstEnergy Corp.	0.9	Electric Utilities
Abbott Laboratories	0.9	Health Care Equipment & Supplies

[8]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND’S EQUITY SECTOR ALLOCATIONS VS. BENCHMARK[9]
As of October 31, 2017

[9]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.3% of the Fund’s net assets as of October 31, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding.

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FUND BASICS

FUND’S FIXED INCOME FUND COMPOSITION[10]

[10]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s Fixed Income investments. Short-term investments represent certificates of deposit and commercial paper. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding.

13

GOLDMAN SACHS INCOME BUILDER FUND

Performance Summary

October 31, 2017

The following graph shows the value, as of October 31, 2017, of a $1,000,000 investment made on November 1, 2007 in Institutional Shares. For comparative purposes, the performance of the Fund’s current benchmarks, the Russell 1000 Value Index and the ICE Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Income Builder Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2007 through October 31, 2017.

Average Annual Total Return through October 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced October 12, 1994)
Excluding sales charges	9.21%	6.53%	5.29%	6.83%
Including sales charges	3.19%	5.33%	4.70%	6.56%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	8.41%	5.74%	4.51%	4.09%
Including contingent deferred sales charges	7.38%	5.74%	4.51%	4.09%

Institutional Class (Commenced August 15, 1997)	9.64%	6.96%	5.71%	5.34%

Investor (Commenced August 31, 2010)	9.51%	6.80%	N/A	8.72%

Class R6 (Commenced July 31, 2015)	9.69%	N/A	N/A	4.97%

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PORTFOLIO RESULTS

Goldman Sachs Rising Dividend Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Below, the Dividend Assets Capital portfolio management team, the Fund’s sub-adviser, discusses the Goldman Sachs Rising Dividend Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor and R Shares generated average annual total returns, without sales charges, of 18.59%, 17.68%, 19.01%, 18.85% and 18.27%, respectively. These returns compare to the 23.63% average annual total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”), during the same time period.

Q	What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

A	Perhaps the factor that most influenced the equity markets as a whole during the Reporting Period was the unanticipated results of the U.S. presidential election. Though uncertainty dominated throughout the Reporting Period, the U.S. equity markets performed quite well virtually throughout, as investors overall responded favorably to anticipated policies put forth during the new president’s candidacy. The unpredictable nature of the Administration and Congress seemed to be counter-balanced by the persistent belief — or hope — that tax reform, health care reform, a friendlier regulatory environment and a large-scale infrastructure bill were all to be legislatively implemented soon.

All the while, the Federal Reserve (the “Fed”) found itself in somewhat of a conundrum. Throughout the Reporting Period, U.S. equity markets rose; employment improved; sentiment and confidence data bettered; but “hard” economic data and inflation remained constrained. While the Fed continued on its path of a gradual reduction of accommodative monetary policy, its statements readily acknowledged that the lack of inflation deviated from textbook assumptions.

Global central banks seemingly shared in the plight of the Fed as to when to remove stimulus without derailing what could be deemed a fragile global economic recovery. The Bank of England and the European Central Bank began reducing monetary stimulus in the face of an evolving effort to bring Brexit to fruition, which, in our view, hasn’t been as disruptive as some had imagined — yet.

On the geopolitical front, the emergence of North Korea as a credible nuclear threat created a persistent buzz of discord across the globe but, at the end of the Reporting Period, had yet to impact equity markets significantly.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund posted positive double-digit absolute returns, it underperformed the S&P 500 Index, as favorable stock selection was more than offset by the detracting effect of sector allocation decisions overall.

The Fund averaged a 79.3% allocation to dividend growth stocks, which modestly lagged the S&P 500 Index during the Reporting Period, and an 18.8% average weighting in energy Master Limited Partnerships (“MLPs”), which significantly underperformed the S&P 500 Index during the Reporting Period. (We define dividend growth stocks as equities that have averaged at least 10% growth in annual dividends over 10 consecutive years.1)
[1]	The Fund’s strategy is to only buy the stocks of companies where the dividend has increased every year for at least ten years at an average rate of approximately 10% per year. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.

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PORTFOLIO RESULTS

Q	Which equity market sectors most significantly affected Fund performance?

A	Of the sectors within the S&P 500 Index, the sector that detracted most on a relative basis was energy, wherein a significantly overweighted allocation to this underperforming sector hurt. The energy sector performed poorly for the first eight months of 2017, as crude oil prices declined. Fears concerning a lower crude oil price environment for an extended period due to strong production growth from U.S. producers, along with a lack of improvement after OPEC’s production cuts, triggered a sell-off across the sector. MLPs had relatively good performance during the first quarter of 2017 but gave back all the gains and turned negative in the subsequent months of the Reporting Period. Rising interest rates, high volatility in crude oil prices, larger market cap MLPs either slowing the growth of or cutting distributions along with the uncertainty of tax reform all pressured MLP performance. Stock selection within the health care and consumer discretionary sectors also detracted from the Fund’s relative results during the Reporting Period.

Only partially offsetting these detractors was effective stock selection in the industrials and materials sectors, which contributed positively. Having an overweight to materials, which outpaced the S&P 500 Index during the Reporting Period, and having no exposure to telecommunication services, the weakest performing sector in the S&P 500 Index during the Reporting Period, also buoyed the Fund’s relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the S&P 500 Index were positions in energy assets portfolio owner and operator Energy Transfer Partners, L.P., packaged foods manufacturer Hormel Foods and off-price apparel and home fashion retailer TJX Companies.

Early in the Reporting Period, Energy Transfer Partners, L.P. announced a merger with its subsidiary, Sunoco Logistics, which was structured such that Sunoco Logistics would acquire Energy Transfer Partners, L.P. and then rename the newly combined company Energy Transfer Partners, L.P. Following this merger, sentiment turned negative in the MLP space in general and toward the Energy Transfer family of partnerships in particular, which was the subject of high profile protests and regulatory delays on critical projects. Additionally, in August 2017, Energy Transfer Partners, L.P. came to the market with an overnight secondary offering of units, which further pressured its share price. Despite these challenges, we believed at the end of the Reporting Period that Energy Transfer Partners, L.P. remained a compelling investment, with 10% annual distribution growth, select projects located in attractive locations and a demonstrated willingness to find partners to help finance these projects.

Hormel Foods’ share price decline was mostly driven by rising input costs for its key products. The impact of decreasing margins challenged the company’s profit growth in the near term, which resulted in compression of its price/ earnings ratio.

TJX Companies delivered strong fundamentals, but its share price struggled due to the perception that online retailers could pose a competitive threat to the future growth prospects of traditional brick-and-mortar discount retailers.

Q	What were some of the Fund’s best-performing individual stocks?

A	The top contributors to the Fund’s relative performance during the Reporting Period were communications equipment company Harris, paints and coatings manufacturer Sherwin-Williams and China-based technology company Tencent Holdings.

Harris began the Reporting Period with a boost from the U.S. presidential election results, as investors viewed the company as a key beneficiary of the potential for increased defense spending. Throughout the Reporting Period, the company delivered solid results relative to market expectations and benefited from positive investor sentiment toward defense- related companies.

Sherwin-Williams similarly received a boost early in the Reporting Period from the results of the U.S. presidential elections, as investors saw the company as a beneficiary of the potential for both pro-business initiatives and increased infrastructure spending. Further, throughout the Reporting Period, Sherwin-Williams’ management delivered solid results, and the likelihood of approval of its acquisition of Valspar increased, thus contributing to improved investor sentiment toward the company.

Tencent Holdings, a new purchase for the Fund during the Reporting Period, is a China-based investment holding company, providing Internet and mobile value-added services, online advertising services and e-commerce transactions services to users in China, the U.S., Europe and internationally. Tencent Holdings delivered strong results throughout the Reporting Period, with each business segment

16

PORTFOLIO RESULTS

posting significant growth as the company benefited from its positioning in areas including gaming, advertising and payments. Shares of the company also benefited from positive investor sentiment toward the emerging markets space of which Tencent Holdings comprises a major weighting.

Q	How did the Fund use derivatives during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase already mentioned, we initiated a Fund position in medical device maker Becton Dickinson. Our investment thesis focused on what we considered to be the company’s innovative pipeline and revenue synergies from recent merger and acquisition activity, which we believe could drive top-line growth. Also, in our view, the company has investor-friendly return policies, including share repurchases and a dividend that we believe may be funded by strong free cash flow for the next few years. We further believe additional cost savings opportunities could drive profit surprises relative to market expectations.

We established a Fund position in specialty insurance company Hanover Insurance Group based on what we see as its potential for strong earnings growth, its reasonable valuation and its potential to be acquired by a sizeable property and casualty firm. Critical to the Fund’s investment in the company was our belief that its new management had put into place critical business measures that can potentially deliver strong revenue growth over the next two to three years.

Conversely, we exited the Fund’s position in coatings supplier Valspar. As mentioned earlier, Sherwin-Williams has agreed to purchase Valspar. In light of the regulatory environment as it relates to large deals, along with the potential, in our view, for divestitures to reduce the deal price, we felt it prudent to move out of the position toward opportunities we believed demonstrated better upside potential.

We eliminated the Fund’s position in international apparel company VF Corp during the Reporting Period. We believed VF Corp’s stock valuation was rich compared to its peer group. Further, large mergers and acquisitions, along with the potential for guidance and sales disappointments in a tough retailing environment, were, in our view, a risk to the company’s valuation.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, the Fund’s exposure to the industrials and consumer staples sectors increased relative to the S&P 500 Index, and its allocations to the consumer discretionary and materials sectors decreased relative to the S&P 500 Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of October 2017, the Fund had overweighted positions relative to the S&P 500 Index in energy (mostly MLPs), industrials and materials. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in information technology, health care, financials, consumer discretionary and real estate and a rather neutral position compared to the S&P 500 Index in consumer staples. The Fund had no exposure to the utilities and telecommunication services sectors at the end of the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed 2018 may become a pivotal year for markets and global economies, as fiscal stimulus will likely be required to pick up where monetary policy leaves off to sustain economic growth. The tax reform bill under consideration by Congress would, in our view, go a long way in supporting this effort, keeping the U.S. economy on a growth trajectory via corporate investment and improved productivity with a healthy workforce. Typically, a strong U.S. economy translates to better global economic growth as well.

While our overall outlook is favorable for global markets and economies in the year ahead, there is some degree of fragility that exists, in our opinion. At this stage in the economic cycle, dependent on the aforementioned, we believe the expectation of recessionary pressures due to more aggressive monetary policy will likely emerge. We would caution investors about aligning a typical recession with what was

17

PORTFOLIO RESULTS

experienced during the financial crisis. A recession can be healthy for the economy as part of creating sustainable long-term growth without significant peaks and troughs. We intend to closely monitor earnings growth, credit conditions and interest rates to assess any increased probability of an economic slowdown.

Sector rotation, while always happening to a degree, can become more disruptive during cycle shifts. Thematically, we still favored at the end of the Reporting Period technology-oriented investments across most economic sectors. The ongoing growth of artificial intelligence, cloud-based services, robotics and more creates, in our view, an exciting environment for manufacturing, agriculture, consumer goods and services, financials, energy and more. The integration of new technology, in our opinion, may well be a key driver of productivity growth and thus economic growth for many years to come.

Our view for energy infrastructure remains constructive, as we continue to see volume growth opportunities in North America and as exports become a greater part of U.S. energy policy. We have been disappointed in overall energy performance during the Reporting Period but believe fundamentals support stabilizing energy prices. We also believe global economic activity supports ongoing demand growth, which, when coupled with more stable prices, could, in our opinion, present a potentially winning combination for infrastructure companies.

As always, we continue to monitor domestic and global economies, geopolitical factors, interest rates and equity market fundamentals as we actively manage the Fund, with a focus on income through quality in an effort to offer investors the potential for rising income and competitive total returns with lower volatility.

18

FUND BASICS

Rising Dividend Growth Fund

as of October 31, 2017

PERFORMANCE REVIEW
November 1, 2016–October 31, 2017	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Class A	18.59%	23.63%
Class C	17.68	23.63
Institutional	19.01	23.63
Investor	18.85	23.63
Class R	18.27	23.63

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	5.72%	8.05%	6.24%	7.47%	3/23/04
Class C	9.95	8.45	6.18	7.42	4/14/05
Institutional	12.23	9.70	7.29	7.75	3/21/07
Investor	12.12	9.54	N/A	9.19	2/27/12
Class R	11.53	9.00	N/A	8.65	2/27/12

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Effective February 27, 2012, the Rising Dividend Growth Fund, a series of Dividend Growth Trust (the “Predecessor Fund”), was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to February 27, 2012 (the effective date of the reorganization of the Predecessor Fund into the Fund), the maximum initial sales charge applicable to sales of Class A Shares of the Predecessor Fund was 5.75%, which is not reflected in the average annual total return figures shown. Because Institutional, Investor and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

19

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.14%	1.16%
Class C	1.89	1.91
Institutional	0.74	0.76
Investor	0.89	0.91
Class R	1.39	1.41

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/17[5]
Holding	% of Net Assets	Line of Business
Microsoft Corp.	4.7%	Software
Wal-Mart Stores, Inc.	3.7	Food & Staples Retailing
Texas Instruments, Inc.	3.5	Semiconductors & Semiconductor Equipment
Ameriprise Financial, Inc.	3.0	Capital Markets
NIKE, Inc. Class B	2.8	Textiles, Apparel & Luxury Goods
Becton Dickinson & Co.	2.8	Health Care Equipment & Supplies
Illinois Tool Works, Inc.	2.8	Machinery
Harris Corp.	2.7	Communications Equipment
Tencent Holdings Ltd. ADR	2.7	Internet Software & Services
The Sherwin-Williams Co.	2.4	Chemicals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

20

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of October 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 2.0% of the Fund’s net assets as of October 31, 2017. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding.

21

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Performance Summary

October 31, 2017

The following graph shows the value, as of October 31, 2017, of a $1,000,000 investment made on November 1, 2007 in Institutional Shares. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Rising Dividend Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2007 through October 31, 2017.

Average Annual Total Return through October 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced March 23, 2004)
Excluding sales charges	18.59%	9.88%	6.67%	7.99%
Including sales charges	12.09%	8.64%	6.07%	7.54%

Class C (Commenced April 14, 2005)
Excluding contingent deferred sales charges	17.68%	9.05%	6.02%	7.49%
Including contingent deferred sales charges	16.65%	9.05%	6.02%	7.49%

Institutional Class (Commenced March 21, 2007)	19.01%	10.31%	7.13%	7.84%

Investor (Commenced February 27, 2012)	18.85%	10.14%	N/A	9.34%

Class R (Commenced February 27, 2012)	18.27%	9.59%	N/A	8.79%

EffectiveFebruary 27, 2012, Rising Dividend Growth Fund (the “Predecessor Fund”) was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. Therefore, the performance information above is the combined performance of the Predecessor Fund and Fund (except for Investor and R Shares, which were not offered by the Predecessor Fund).

22

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments

October 31, 2017

Shares	Description	Value
Common Stocks – 37.7%
Aerospace & Defense – 0.3%
48,745	United Technologies Corp.	$5,837,701

Air Freight & Logistics – 0.4%
69,281	United Parcel Service, Inc. Class B	8,142,596

Banks – 5.2%
486,003	BB&T Corp.	23,930,788
157,482	JPMorgan Chase & Co.	15,844,264
104,344	M&T Bank Corp.	17,401,449
238,016	SunTrust Banks, Inc.	14,330,943
688,527	Wells Fargo & Co.	38,653,906

		110,161,350

Beverages – 0.5%
48,239	Anheuser-Busch InBev SA ADR	5,922,784
47,977	Molson Coors Brewing Co. Class B	3,879,900

		9,802,684

Biotechnology – 0.2%
61,235	Gilead Sciences, Inc.	4,590,176

Capital Markets – 0.8%
353,358	AllianceBernstein Holding LP	9,134,304
86,270	Northern Trust Corp.	8,067,971

		17,202,275

Chemicals – 0.8%
48,856	DowDuPont, Inc.	3,532,777
97,004	Praxair, Inc.	14,174,225

		17,707,002

Communications Equipment – 1.3%
699,978	Cisco Systems, Inc.	23,904,249
812,625	Nokia Oyj ADR	3,973,736

		27,877,985

Construction & Engineering(a) – 0.6%
533,558	Vinci SA ADR	13,075,906

Consumer Finance – 0.2%
46,308	American Express Co.	4,423,340

Diversified Telecommunication Services – 1.1%
338,302	AT&T, Inc.	11,383,862
310,866	CenturyLink, Inc.(a)	5,903,345
138,180	Verizon Communications, Inc.	6,614,677

		23,901,884

Electric Utilities – 3.0%
285,674	Duke Energy Corp.	25,227,871
104,718	Edison International	8,372,204
551,816	FirstEnergy Corp.	18,182,337
324,496	Fortis, Inc.	11,951,188

		63,733,600

Electrical Equipment – 0.9%
110,379	Eaton Corp. PLC	8,832,527
172,908	Emerson Electric Co.	11,145,650

		19,978,177

Common Stocks – (continued)
Energy Equipment & Services – 0.4%
147,159	Schlumberger Ltd.	9,418,176

Equity Real Estate Investment Trusts (REITs) – 2.1%
39,438	AvalonBay Communities, Inc.	7,151,293
97,179	Crown Castle International Corp.	10,405,927
1,361,831	DDR Corp.	10,445,244
156,818	HCP, Inc.	4,052,177
206,586	Hudson Pacific Properties, Inc.	6,986,738
147,842	Klepierre SA	5,885,312

		44,926,691

Food Products – 0.3%
86,322	The Kraft Heinz Co.	6,675,280

Health Care Equipment & Supplies – 1.5%
335,034	Abbott Laboratories	18,168,894
179,611	Medtronic PLC	14,462,277

		32,631,171

Health Care Providers & Services – 0.5%
56,022	Aetna, Inc.	9,525,421

Hotels, Restaurants & Leisure – 0.3%
36,101	McDonald’s Corp.	6,025,618

Household Products – 0.6%
144,560	The Procter & Gamble Co.	12,481,310

Industrial Conglomerates – 0.7%
758,288	General Electric Co.	15,287,086

Insurance – 1.1%
98,415	American International Group, Inc.	6,358,593
334,770	MetLife, Inc.	17,936,977

		24,295,570

Media – 0.5%
151,153	Comcast Corp. Class A	5,446,043
226,002	Viacom, Inc. Class B	5,430,828

		10,876,871

Oil, Gas & Consumable Fuels – 5.3%
260,072	Blue Ridge Mountain Resources, Inc.(b)(c)(m)	2,587,716
343,528	BP PLC ADR	13,971,284
138,900	Chevron Corp.	16,097,121
103,364	ConocoPhillips	5,287,069
297,000	Energy Transfer Partners LP	5,170,770
414,813	Exxon Mobil Corp.	34,574,664
183,460	Plains All American Pipeline LP	3,663,696
327,031	Royal Dutch Shell PLC ADR Class A	20,612,764
392,695	The Williams Cos., Inc.	11,191,807

		113,156,891

Personal Products – 0.5%
164,897	Unilever NV	9,557,430

Pharmaceuticals – 4.1%
197,398	Bristol-Myers Squibb Co.	12,171,561
203,804	Johnson & Johnson	28,412,316

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
164,184	Merck & Co., Inc.	$9,044,896
1,053,116	Pfizer, Inc.	36,922,247

		86,551,020

Road & Rail – 0.3%
57,210	Union Pacific Corp.	6,624,346

Semiconductors & Semiconductor Equipment – 1.0%
52,450	Analog Devices, Inc.	4,788,685
83,183	Maxim Integrated Products, Inc.	4,370,435
117,326	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4,966,410
72,922	Texas Instruments, Inc.	7,050,828

		21,176,358

Software – 1.2%
167,182	Microsoft Corp.	13,906,199
220,000	Oracle Corp.	11,198,000

		25,104,199

Technology Hardware, Storage & Peripherals – 0.2%
21,959	Apple, Inc.	3,711,949

Tobacco – 0.4%
123,109	British American Tobacco PLC ADR	7,928,220

Transportation Infrastructure – 0.7%
906,282	Atlantia SpA ADR	14,757,896

Wireless Telecommunication Services – 0.7%
509,825	Vodafone Group PLC ADR	14,774,728

TOTAL COMMON STOCKS
(Cost $713,929,871)		$801,920,907

Shares	Rate	Value
Preferred Stocks – 1.8%
Banks – 0.2%
Wells Fargo & Co.
3,000	7.500%	$3,930,000

Capital Markets(d)(e) – 0.2%
Morgan Stanley (3M USD LIBOR + 3.708%)
183,597	6.375	5,140,716

Diversified Telecommunication Services(d) – 0.3%
Qwest Corp.(a)
43,276	6.500	1,092,719
Verizon Communications, Inc.
205,549	5.900	5,529,268

		6,621,987

Electric Utilities(d)(e) – 0.5%
SCE Trust III (3M USD LIBOR + 2.990%)
377,865	5.750	10,160,790

Equity Real Estate Investment Trusts (REITs) – 0.3%
American Tower Corp.
50,994	5.500	6,433,913

Shares	Rate	Value
Preferred Stocks – (continued)
Insurance(d)(e) – 0.1%
Delphi Financial Group, Inc. (3M USD LIBOR + 3.190%)
143,849	4.505%	$2,733,131

Pharmaceuticals – 0.2%
Allergan PLC
6,239	5.500	4,015,982

TOTAL PREFERRED STOCKS – 1.8%
(Cost $37,953,675)		$39,036,519

Principal Amount		Interest Rate	Maturity Date	Value
Corporate Obligations – 48.5%
Agriculture(d)(f) – 1.0%
	BAT Capital Corp.
	$19,925,000	4.390%	08/15/37	$20,467,746

Airlines(f) – 0.1%
	Air Canada Pass Through Trust Series 2013-1, Class B
	2,193,333	5.375	11/15/22	2,307,562

Automotive – 1.2%
	Delphi Technologies PLC(f)
	4,700,000	5.000	10/01/25	4,703,351
	General Motors Co.(d)
	4,625,000	6.750	04/01/46	5,660,015
	IHO Verwaltungs GmbH(d)(f)(g)
	14,000,000	4.500	09/15/23	14,437,500

				24,800,866

Banks – 3.9%
	Bank of America Corp.(d)(e) (3M USD LIBOR + 3.898%)
	6,275,000	6.100	12/29/49	6,973,094
	Barclays PLC(d)(e) (5 year USD Swap + 5.022%)
	3,000,000	6.625	06/29/49	3,135,000
	Citigroup, Inc.(d)(e) (3M USD LIBOR + 4.517%)
	7,000,000	6.250	12/29/49	7,927,500
	CoBank ACB(d)(e) (3M USD LIBOR + 4.660%)
	5,350,000	6.250	12/29/49	5,878,484
	Credit Agricole SA(d)(e)(f) (5 year USD Swap + 4.697%)
	2,500,000	6.625	09/29/49	2,631,250
	Credit Suisse Group AG(d)(e)(f) (5 year USD Swap + 4.598%)
	4,025,000	7.500	12/29/49	4,684,094
	ING Groep NV(d)(e)
	(5 year USD Swap + 4.445%)
	4,275,000	6.000	12/29/49	4,488,750
	(5 year USD Swap + 4.446%)
	6,650,000	6.500	12/29/49	7,298,375
	Intesa Sanpaolo SpA(f)
	10,000,000	5.017	06/26/24	10,250,000
	JPMorgan Chase & Co.(d)(e) (3M USD LIBOR + 3.330%)
	9,000,000	6.125	12/29/49	9,990,000
	Lloyds Banking Group PLC(d)(e)
GBP	3,491,000	7.000	12/29/49	4,927,331
	Royal Bank of Scotland Group PLC
	$2,975,000	6.000	12/19/23	3,319,472

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
	UBS Group AG(d)(e) (5 year USD Swap + 4.590%)
	$10,000,000	6.875%		12/29/49	$11,068,900

					82,572,250

Beverages – 1.0%
	Anheuser-Busch InBev Finance, Inc.(d)
	5,150,000	4.700		02/01/36	5,638,525
	Cott Beverages, Inc.(d)
	10,000,000	5.375		07/01/22	10,400,000
	Pernod Ricard SA(f)
	4,000,000	5.500		01/15/42	4,810,308

					20,848,833

Building Materials(d)(f) – 0.6%
	BMC East LLC
	3,000,000	5.500		10/01/24	3,142,500
	Builders FirstSource, Inc.
	4,000,000	5.625		09/01/24	4,220,000
	Masonite International Corp.
	5,000,000	5.625		03/15/23	5,237,500

					12,600,000

Chemicals(d) – 0.5%
	Ashland LLC
	5,435,000	6.875		05/15/43	6,032,850
	PQ Corp.(f)
	3,400,000	6.750		11/15/22	3,672,000
	Valvoline, Inc.(f)
	1,950,000	5.500		07/15/24	2,076,750

					11,781,600

Commercial Services(d)(f) – 0.9%
	Nielsen Finance LLC/Nielsen Finance Co.
	8,000,000	5.000		04/15/22	8,240,000
	WEX, Inc.
	10,001,000	4.750		02/01/23	10,263,526

					18,503,526

Computers(d) – 1.2%
	Dell International LLC/EMC Corp.(f)
	4,000,000	8.100		07/15/36	5,072,684
	Hewlett Packard Enterprise Co.
	3,000,000	6.200		10/15/35	3,243,015
	NCR Corp.
	5,000,000	5.875		12/15/21	5,162,500
	Seagate HDD Cayman
	5,000,000	5.750		12/01/34	4,812,401
	Western Digital Corp.(f)
	6,000,000	7.375		04/01/23	6,570,000

					24,860,600

Diversified Financial Services – 1.7%
	Ally Financial, Inc.
	5,000,000	8.000		11/01/31	6,612,500
	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(d)(f)
	2,500,000	5.875		08/01/21	2,575,000
	4,000,000	5.250		03/15/22	4,130,000

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
	Nationstar Mortgage LLC/Nationstar Capital Corp.(d)
	3,000,000	6.500		08/01/18	3,007,500
	6,000,000	6.500		07/01/21	6,097,500
	Navient Corp.
	3,000,000	5.500		01/15/19	3,093,750
	4,000,000	5.875		03/25/21	4,210,000
	3,000,000	5.500		01/25/23	3,037,500
	Neuberger Berman Group LLC/Neuberger Berman Finance Corp.(d)(f)
	4,000,000	4.500		03/15/27	4,212,002

					36,975,752

Electrical(d) – 0.9%
	Dynegy, Inc.
	4,552,000	6.750		11/01/19	4,711,320
	3,000,000	7.375		11/01/22	3,221,250
	EDP – Energias de Portugal SA(e) (5 year EUR Swap + 5.043)
EUR	3,100,000	5.375		09/16/75	4,037,208
	Electricite de France SA(e)
	3,000,000	5.000		01/22/49	3,958,170
	(10 year USD Swap + 3.709%)
	$2,500,000	5.250	(f)	01/29/49	2,603,125
	Puget Sound Energy, Inc.(e) (3M USD LIBOR + 2.530%)
	550,000	6.974		06/01/67	536,937

					19,068,010

Entertainment(d)(f) – 0.2%
	WMG Acquisition Corp.
	4,251,000	5.625		04/15/22	4,415,726

Financial Co. – Non Captive(d) – 0.2%
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.
	5,000,000	6.250		02/01/22	5,225,000

Food & Drug Retailing(d) – 0.6%
	Post Holdings, Inc.(f)
	8,000,000	5.500		03/01/25	8,320,000
	Sysco Corp.
	5,000,000	4.850		10/01/45	5,603,598

					13,923,598

Gas(d) – 0.2%
	AmeriGas Partners LP/AmeriGas Finance Corp.
	4,000,000	5.875		08/20/26	4,150,000

Healthcare Providers & Services – 3.5%
	Becton Dickinson & Co.(d)
	6,575,000	3.700		06/06/27	6,623,338
	Centene Corp.(d)
	3,000,000	6.125		02/15/24	3,225,000
	CHS/Community Health Systems, Inc.(d)
	6,000,000	6.875		02/01/22	4,350,000
	DaVita, Inc.(d)
	10,000,000	5.000		05/01/25	9,900,000
	HCA, Inc.
	10,000,000	4.750		05/01/23	10,462,500
	15,000,000	5.000		03/15/24	15,806,250
	10,000,000	5.875	(d)	02/15/26	10,512,500

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2017

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Healthcare Providers & Services – (continued)
	Tenet Healthcare Corp.
	$3,095,000	7.500	%(d)(f)	01/01/22	$3,265,225
	3,000,000	8.125		04/01/22	3,015,000
	6,950,000	5.125	(d)(f)	05/01/25	6,741,500

					73,901,313

Holding Companies-Diversified(d) – 0.4%
	HRG Group, Inc.
	8,075,000	7.875		07/15/19	8,155,750

Home Builders – 0.2%
	PulteGroup, Inc.
	2,000,000	7.875		06/15/32	2,450,000
	TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
	3,000,000	4.375		06/15/19	3,063,750

					5,513,750

Household Products(d) – 0.4%
	Spectrum Brands, Inc.
	8,835,000	6.625		11/15/22	9,188,400

Insurance – 0.0%
	Transatlantic Holdings, Inc.
	75,000	8.000		11/30/39	102,707

Internet(d) – 0.8%
	Amazon.com, Inc.
	5,000,000	4.950		12/05/44	5,862,886
	Symantec Corp.(f)
	6,000,000	5.000		04/15/25	6,271,704
	VeriSign, Inc.
	4,000,000	5.250		04/01/25	4,345,000

					16,479,590

Iron/Steel(d)(f) – 0.2%
	Cleveland-Cliffs, Inc.
	4,600,000	5.750		03/01/25	4,462,000

Lodging – 0.5%
	MGM Resorts International
	9,750,000	6.750		10/01/20	10,700,625

Machinery-Diversified(d) – 0.1%
	Welbilt, Inc.
	2,650,000	9.500		02/15/24	3,024,313

Media – 7.1%
	Altice Financing SA(d)(f)
	4,425,000	6.625		02/15/23	4,662,844
	Altice Finco SA(d)(f)
	2,000,000	8.125		01/15/24	2,155,000
	Altice US Finance I Corp.(d)(f)
	5,450,000	5.500		05/15/26	5,661,188
	CCO Holdings LLC/CCO Holdings Capital Corp.(d)
	7,000,000	5.375		05/01/25	7,245,000
	6,020,000	5.750	(f)	02/15/26	6,290,900
	4,000,000	5.875	(f)	05/01/27	4,175,000
	Charter Communications Operating LLC/Charter Communications Operating Capital(d)
	16,125,000	6.384		10/23/35	18,583,702

Corporate Obligations – (continued)
Media – (continued)
	Clear Channel Worldwide Holdings, Inc.(d)
	4,000,000	6.500		11/15/22	4,135,000
	Comcast Corp.(d)
	3,000,000	4.600		08/15/45	3,296,159
	DISH DBS Corp.
	8,680,000	5.875		11/15/24	8,680,000
	1,500,000	7.750		07/01/26	1,642,500
	Gray Television, Inc.(d)(f)
	3,000,000	5.125		10/15/24	2,992,500
	iHeartCommunications, Inc.(d)
	4,000,000	11.250		03/01/21	2,870,000
	SFR Group SA(d)(f)
	17,000,000	6.000		05/15/22	17,722,500
	Sirius XM Radio, Inc.(d)(f)
	15,000,000	6.000		07/15/24	16,050,000
	Univision Communications, Inc.(d)(f)
	12,000,000	5.125		05/15/23	12,150,000
	UPCB Finance IV Ltd.(d)(f)
	10,000,000	5.375		01/15/25	10,250,000
	Videotron Ltd.(d)(f)
	13,000,000	5.375		06/15/24	14,040,000
	Virgin Media Secured Finance PLC(d)
GBP	4,000,000	4.875		01/15/27	5,516,285
	Ziggo Bond Finance BV(d)(f)
	$3,000,000	5.875		01/15/25	3,093,750

					151,212,328

Mining(f) – 0.5%
	First Quantum Minerals Ltd.(d)
	4,000,000	7.250		04/01/23	4,230,000
	1,500,000	7.500		04/01/25	1,588,200
	Glencore Finance Canada Ltd.
	5,000,000	5.550		10/25/42	5,534,050

					11,352,250

Oil Field Services – 2.5%
	Antero Resources Corp.(d)
	6,000,000	5.125		12/01/22	6,165,000
	3,000,000	5.625		06/01/23	3,142,500
	Apache Corp.(d)
	2,525,000	4.750		04/15/43	2,575,819
	2,575,000	4.250		01/15/44	2,457,015
	Carrizo Oil & Gas, Inc.(d)
	5,000,000	7.500		09/15/20	5,100,000
	Chesapeake Energy Corp.(f)
	3,000,000	8.000	(d)	01/15/25	3,000,000
	2,000,000	5.500		09/15/26	1,771,250
	Gulfport Energy Corp.(d)(f)
	3,200,000	6.375		01/15/26	3,232,000
	Halcon Resources Corp.(d)(f)
	1,089,000	6.750		02/15/25	1,114,864
	Laredo Petroleum, Inc.(d)
	4,000,000	5.625		01/15/22	4,075,000
	MEG Energy Corp.(d)(f)
	3,000,000	6.375		01/30/23	2,730,000

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Oil Field Services – (continued)
Nexen Energy ULC
$5,000	6.400%	05/15/37	$6,532
50,000	7.500	07/30/39	73,625
Noble Holding International Ltd.(d)(n)
7,000,000	7.750	01/15/24	6,247,500
Range Resources Corp.(d)
5,250,000	5.875	07/01/22	5,368,125
Weatherford International Ltd.
1,000,000	5.875	07/01/21	1,008,750
5,000,000	6.500	08/01/36	4,150,000
Whiting Petroleum Corp.
1,000,000	1.250	04/01/20	896,875

			53,114,855

Packaging(d)(f) – 0.6%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
3,834,000	7.250	05/15/24	4,217,400
5,400,000	6.000	02/15/25	5,724,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu
2,250,000	5.125	07/15/23	2,342,812

			12,284,212

Pharmaceuticals(d) – 1.4%
Endo Dac/Endo Finance LLC/Endo Finco, Inc.(f)
9,000,000	6.000	07/15/23	7,290,000
Mylan NV
10,000,000	3.950	06/15/26	9,988,190
Valeant Pharmaceuticals International, Inc.(f)
8,000,000	6.375	10/15/20	7,940,000
1,950,000	6.500	03/15/22	2,067,000
2,400,000	7.000	03/15/24	2,598,000

			29,883,190

Pipelines – 2.7%
DCP Midstream Operating LP(f)
5,000,000	6.750	09/15/37	5,350,000
Energy Transfer Equity LP(d)
5,145,000	4.250	03/15/23	5,235,037
Energy Transfer Partners LP
235,000	6.625	10/15/36	271,535
Enterprise Products Operating LLC(d)(e)
(3M USD LIBOR + 2.778%)
1,000,000	4.093	06/01/67	982,500
(3M USD LIBOR + 3.708%)
3,000,000	5.084	08/01/66	2,996,250
Genesis Energy LP/Genesis Energy Finance Corp.(d)
5,200,000	6.000	05/15/23	5,226,000
Kinder Morgan Energy Partners LP
8,000,000	7.300	08/15/33	9,888,481
NGPL PipeCo LLC(d)(f)
1,315,000	4.375	08/15/22	1,351,162
Plains All American Pipeline LP/PAA Finance Corp.(d)
7,475,000	3.600	11/01/24	7,335,849
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(d)
5,000,000	5.125	02/01/25	5,150,000

Corporate Obligations – (continued)
Pipelines – (continued)
The Williams Cos., Inc.
9,000,000	7.500	01/15/31	10,895,067
Williams Partners LP
2,345,000	6.300	04/15/40	2,853,319

			57,535,200

Real Estate(d) – 2.9%
CBRE Services, Inc.
4,000,000	5.250	03/15/25	4,402,398
Equinix, Inc.
3,000,000	5.375	04/01/23	3,105,000
8,000,000	5.750	01/01/25	8,580,000
5,210,000	5.375	05/15/27	5,587,725
MPT Operating Partnership LP/MPT Finance Corp.
6,000,000	6.375	03/01/24	6,487,500
4,055,000	5.000	10/15/27	4,166,513
Rialto Holdings LLC/Rialto Corp.(f)
3,000,000	7.000	12/01/18	3,007,500
SBA Communications Corp.
15,016,000	4.875	07/15/22	15,522,790
6,000,000	4.875	09/01/24	6,165,000
VEREIT Operating Partnership LP
4,000,000	4.125	06/01/21	4,174,044

			61,198,470

Retailing – 1.2%
1011778 BC ULC/New Red Finance, Inc.(d)(f)
4,850,000	5.000	10/15/25	4,934,875
CVS Health Corp.(d)
3,000,000	5.125	07/20/45	3,352,289
JC Penney Corp., Inc.(h)
6,000,000	7.400	04/01/37	3,660,000
L Brands, Inc.
3,000,000	6.875	11/01/35	2,977,500
Restoration Hardware Holdings, Inc.(f)(i)
3,000,000	0.000	06/15/19	2,906,250
Rite Aid Corp.(d)
6,000,000	6.750	06/15/21	5,955,000
The Neiman Marcus Group, Inc.
1,500,000	7.125	06/01/28	930,000

			24,715,914

Semiconductors(d) – 0.5%
Micron Technology, Inc.
5,400,000	7.500	09/15/23	5,980,500
Qorvo, Inc.
4,000,000	6.750	12/01/23	4,340,000

			10,320,500

Software(d) – 1.4%
BMC Software Finance, Inc.(f)
8,000,000	8.125	07/15/21	8,210,000
CURO Financial Technologies Corp.(f)
5,950,000	12.000	03/01/22	6,530,125
First Data Corp.(f)
7,000,000	5.750	01/15/24	7,306,250

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Software(d) – (continued)
Infor US, Inc.
$5,000,000	6.500%	05/15/22	$5,212,500
Nuance Communications, Inc.(f)
3,000,000	5.625	12/15/26	3,187,500

			30,446,375

Telecommunication Services – 7.4%
Alcatel-Lucent USA, Inc.
3,000,000	6.450	03/15/29	3,390,000
AT&T, Inc.(d)
5,825,000	5.250	03/01/37	6,093,099
Digicel Group Ltd.(d)(f)
3,800,000	8.250	09/30/20	3,753,925
Frontier Communications Corp.(n)
6,004,000	8.500	04/15/20	5,928,950
Intelsat Jackson Holdings SA(d)
7,000,000	7.250	10/15/20	6,737,500
10,000,000	8.000 (f)	02/15/24	10,650,000
Nokia OYJ
1,300,000	4.375	06/12/27	1,299,875
SoftBank Group Corp.
10,000,000	4.500 (f)	04/15/20	10,312,500
7,500,000	6.000 (d)	07/30/25	8,081,250
Sprint Communications, Inc.
2,000,000	6.000	11/15/22	2,095,000
Sprint Corp.
16,000,000	7.875	09/15/23	17,880,000
7,500,000	7.125	06/15/24	8,100,000
T-Mobile USA, Inc.(d)
3,950,000	4.000	04/15/22	4,078,375
7,000,000	6.625	04/01/23	7,350,000
2,000,000	6.375	03/01/25	2,160,000
10,550,000	6.500	01/15/26	11,670,937
Telecom Italia Capital SA
3,000,000	7.721	06/04/38	3,881,250
Telecom Italia SpA(f)
10,000,000	5.303	05/30/24	10,775,000
Telefonica Emisiones SAU
6,000,000	4.103	03/08/27	6,181,462
Verizon Communications, Inc.
4,525,000	5.250	03/16/37	4,944,690
Wind Acquisition Finance SA(d)(f)
2,425,000	4.750	07/15/20	2,446,219
3,000,000	7.375	04/23/21	3,116,250
Wind Tre SpA(d)(f)
10,700,000	5.000	01/20/26	10,766,875
Windstream Services LLC(d)
7,000,000	7.750	10/01/21	5,320,000

			157,013,157

TOTAL CORPORATE OBLIGATIONS
(Cost $990,735,751)			$1,033,105,968

Mortgage-Backed Obligations – 0.0%
Collateralized Mortgage Obligations – 0.0%
Interest Only(e)(j) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X
$8,529	0.000%	08/25/33	$—
CS First Boston Mortgage-Backed Pass-Through Certificates Series 2003-AR18, Class 2X
9,025	0.000	07/25/33	—
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX
28,936	0.123	08/25/33	168
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX
4,337	0.320	07/25/33	79

			247

Sequential Fixed Rate(j) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
68	5.250	07/25/33	—

Sequential Floating Rate(e) – 0.0%
Countrywide Alternative Loan Trust Series 2005-31, Class 2A1 (1M LIBOR + 0.300%)
113,320	1.837	08/25/35	104,269
JPMorgan Alternative Loan Trust Series 2005-A2, Class 1A1 (1M LIBOR + 0.520%)
87,302	1.497	01/25/36	85,468
Merrill Lynch Alternative Note Asset Trust Series 2007-OAR3, Class A1 (1M LIBOR + 0.190%)
318,725	1.427	07/25/47	284,484
Structured Adjustable Rate Mortgage Loan Trust Series 2004-06, Class 3A2
91,340	3.364	06/25/34	92,392

			566,613

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $391,128)			$566,860

Asset-Backed Securities(e) – 0.0%
Home Equity – 0.0%
Countrywide Home Equity Loan Trust Series 2004-N, Class 2A (1M LIBOR + 0.280%)
$27,878	1.514%	02/15/34	$25,942
(Cost $27,898)

Bank Loans(k) – 7.5%
Aerospace – 0.4%
Transdigm, Inc. (3 mo. LIBOR + 3.000%)
$1,939,850	4.333%	06/04/21	$1,951,372
TransDigm, Inc. (3 mo. LIBOR + 3.000%)
5,514,964	4.242	08/22/24	5,539,947

			7,491,319

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate		Maturity Date	Value
Bank Loans(k) – (continued)
Chemicals – 0.2%
Axalta Coating Systems US Holdings, Inc. (3 mo. LIBOR + 2.000%)
$3,522,391	3.333%		06/01/24	$3,540,003

Energy – 0.1%
American Energy - Marcellus LLC(l) (1 mo. LIBOR + 7.500%)
1,075,000	8.735		08/04/21	66,521
MEG Energy Corp. (3 mo. LIBOR + 3.500%)
2,831,753	4.833		12/31/23	2,839,200

				2,905,721

Energy – Coal – 0.1%
Murray Energy Corp. (3 mo. LIBOR + 7.250%)
3,406,850	8.583		04/16/20	3,028,451

Environmental – 0.3%
Advanced Disposal Services, Inc. (1 Week LIBOR + 2.750%)
2,250,459	3.953		11/10/23	2,269,588
EnergySolutions LLC (3 mo. LIBOR + 4.750%)
3,709,739	6.090		05/29/20	3,783,934

				6,053,522

Financial Co. – Non Captive – 0.2%
Victory Capital Management, Inc. (3 mo. LIBOR + 5.250%)
4,248,486	6.583		10/31/21	4,317,524

Food & Beverage – 0.4%
Shearer’s Foods, Inc.
(3 mo. LIBOR + 3.937%)
1,969,543	5.270		06/30/21	1,969,543
(3 mo. LIBOR + 4.250%)
1,743,938	5.583		06/30/21	1,748,298
(3 mo. LIBOR + 6.750%)
1,420,000	8.083	(l)	06/30/22	1,338,350
US Foods, Inc. (1 mo. LIBOR + 2.750%)
4,158,763	4.000		06/27/23	4,190,827

				9,247,018

Health Care – Pharmaceuticals – 0.3%
Valeant Pharmaceuticals International, Inc. (1 mo. LIBOR + 4.750%)
6,070,447	5.990		04/01/22	6,203,269

Health Care – Services – 0.5%
Sedgwick Claims Management Services, Inc. (1 mo. LIBOR + 5.750%)
5,695,000	6.992		02/28/22	5,744,831
U.S. Renal Care, Inc. (3 mo. LIBOR + 4.250%)
4,101,938	5.583		12/31/22	3,959,108

				9,703,939

Home Construction – 0.1%
Builders FirstSource, Inc. (3 mo. LIBOR + 3.000%)
3,209,199	4.333		02/29/24	3,222,741

Media – Broadcasting & Radio – 0.3%
Getty Images, Inc. (3 mo. LIBOR + 3.500%)
7,932,026	4.833		10/18/19	6,913,792

Bank Loans(k) – (continued)
Media – Cable – 0.1%
CSC Holdings LLC (1 mo. LIBOR + 2.250%)
1,746,691	3.489		07/17/25	1,743,879

Metals & Mining – 0.1%
Hi Crush Partners LP (3 mo. LIBOR + 3.750%)
1,315,909	5.083		04/28/21	1,311,527

Noncaptive - Financial – 0.3%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. (1 mo. LIBOR + 2.750%)
5,411,438	3.488		04/03/22	5,451,699

Packaging – 0.1%
SIG Combibloc U.S. Acquisition, Inc. (1 mo. LIBOR + 3.000%)
1,911,977	4.242		03/13/22	1,924,730

Pharmaceuticals – 0.1%
Alphabet Holding Co., Inc. (1 Week LIBOR + 7.750%)
3,000,000	9.083		09/26/25	2,921,250

Restaurants – 0.2%
1011778 B.C. Unlimited Liability Co. (3 mo. LIBOR + 2.250%)
3,302,876	3.583		02/16/24	3,306,179

Retailers – 0.6%
Neiman Marcus Group Ltd., Inc. (1 mo. LIBOR + 3.250%)
9,253,417	4.488		10/25/20	7,254,679
PetSmart, Inc. (1 mo. LIBOR + 3.000%)
6,165,283	4.240		03/11/22	5,258,000
True Religion Apparel, Inc.(l) (3 mo. LIBOR + 4.875%)
4,197,750	0.000		07/30/19	1,105,393

				13,618,072

Retailers – Food & Drug – 0.3%
BJ’s Wholesale Club, Inc. (1 mo. LIBOR + 3.750%)
3,930,250	4.988		02/03/24	3,827,081
Rite Aid Corp.
1,750,000	5.125		06/21/21	1,752,922

				5,580,003

Services Cyclical – Business Services – 0.8%
Equinix, Inc.(3 mo. LIBOR + 2.000%)
4,077,603	3.333		01/09/23	4,092,894
First Data Corp.
(1 mo. LIBOR + 2.250%)
4,306,101	3.488		07/08/22	4,316,350
(1 mo. LIBOR + 2.500%)
2,794,554	3.738		04/26/24	2,805,537
Global Payments, Inc. (1 mo. LIBOR + 2.000%)
899,244	3.242		04/21/23	902,805
Sabre, Inc. (1 mo. LIBOR + 2.250%)
2,706,620	3.492		02/22/24	2,717,907
Vantiv LLC
2,425,000	2.250		08/09/24	2,429,049

				17,264,542

Technology – Software/Services – 1.9%
Ancestry.com Operations, Inc. (1 mo. LIBOR + 3.250%)
5,247,000	4.490		10/19/23	5,301,674
Aspect Software, Inc. (1 mo. LIBOR + 10.000%)
5,389,000	11.242		05/25/20	5,344,109

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2017

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(k) – (continued)
Technology – Software/Services – (continued)
Avast Software BV (3 mo. LIBOR + 3.250%)
$2,166,328	4.583%	09/29/23	$2,177,160
BMC Software Finance, Inc. (1 mo. LIBOR + 4.000%)
6,678,591	5.242	09/10/22	6,723,203
Infor (US), Inc. (3 mo. LIBOR + 2.750%)
3,193,238	4.083	02/01/22	3,196,559
MA FinanceCo LLC (1 mo. LIBOR + 2.750%)
580,402	3.989	06/21/24	582,219
MA FinanceCo. LLC (3 mo. LIBOR + 2.500%)
5,688,598	3.742	11/19/21	5,702,819
Micron Technology, Inc. (1 mo. LIBOR + 2.500%)
3,258,750	3.390	04/26/22	3,288,633
Renaissance Learning, Inc. (3 mo. LIBOR + 7.000%)
147,048	8.333	04/11/22	148,519
Seattle SpinCo, Inc. (1 mo. LIBOR + 2.750%)
3,919,598	3.988	06/21/24	3,931,866
SS&C Technologies, Inc.
(1 mo. LIBOR + 2.250%)
4,239,913	3.492	07/08/22	4,262,427
(1 mo. LIBOR + 2.250%)
204,185	3.492	07/08/22	205,269

			40,864,457

Wireless Telecommunications – 0.1%
Intelsat Jackson Holdings SA (3 mo. LIBOR + 2.750%)
3,000,000	4.071	06/30/19	2,989,560

TOTAL BANK LOANS
(Cost $166,257,835)			$159,603,197

U.S. Treasury Obligation – 1.8%
United States Treasury Note
$37,960,000	1.375%	09/30/20	$37,580,400
(Cost $37,651,616)

Shares	Distribution Rate	Value

Investment Companies(m) – 1.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
27,881,408	0.932%	$27,881,408
Goldman Sachs High Yield Fund – Institutional Shares
502,015	4.340%	3,313,300

TOTAL INVESTMENT COMPANIES
(Cost $31,492,631)		$31,194,708

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 0.2%
Certificate of Deposit – 0.1%
Credit Suisse New York
$2,500,000	1.558%	09/20/18	$2,499,819

Commercial Paper – 0.1%
Ford Motor Credit Co. LLC
2,000,000	1.498	11/27/17	1,997,777

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,497,877)			$4,497,596

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,982,938,282)			$2,107,532,097

Shares	Distribution Rate	Value

Securities Lending Reinvestment Vehicle(m) – 0.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,049,808	0.932%	6,049,808
(Cost $6,049,808)

TOTAL INVESTMENTS – 99.3%
(Cost $1,988,988,090)		$2,113,581,905

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value
Reverse Repurchase Agreements – (0.5)%
Barclays Reverse Repurchase Agreement
$(4,543,750)	1.750%	06/03/18	$(4,543,750)
(1,585,000)	2.000	08/01/18	(1,585,000)
Citigroup Reverse Repurchase Agreement
(5,325,000)	0.000	11/02/17	(5,325,000)

			(11,453,750)

TOTAL REVERSE REPURCHASE AGREEMENTS
(Cost $(11,453,750))			$(11,453,750)

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES – 1.2%			25,676,118

NET ASSETS – 100.0%			$2,127,804,273

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion of security is on loan.
(b)	Security is currently in default and/or non-income producing.
(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $2,587,716, which represents approximately 0.1% of net assets as of October 31, 2017. See additional details below:

Restricted Security	Acquisition Date	Cost
Blue Ridge Mountain Resources, Inc. (Common Stock)	05/06/16 - 08/18/16	$2,595,080

(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(e)	Variable rate security. Interest rate disclosed is that which is in effect on October 31, 2017 and may not reflect a rate based on the variable spread shown.
(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $409,010,742, which represents approximately 19.2% of net assets as of October 31, 2017 and the liquidity determination is unaudited.
(g)	Pay-in-kind securities.
(h)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at October 31, 2017.
(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(j)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(k)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on October 31, 2017. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(l)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(m)	Represents an affiliated issuer/fund.
(n)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of October 31, 2017, the value of securities pledged amounted to $12,173,450.

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LLLP	—Limited Liability Limited Partnership
LP	—Limited Partnership
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
JPMorgan Securities, Inc.	USD	9,750,308	GBP	7,268,132	$9,657,618	11/16/17	$92,690
UBS AG (London)	USD	8,122,918	EUR	6,878,000	8,025,109	11/30/17	97,809
TOTAL							$190,499

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2017

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At October 31, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
5 Year U.S. Treasury Notes	532	12/29/17	$62,343,750	$(18,980)
Short position contracts:
Ultra Long U.S. Treasury Bonds	(322)	12/19/17	(53,059,562)	1,031,057
U.S. Long Bonds	(163)	12/19/17	(24,852,406)	408,643
2 Year U.S. Treasury Notes	(185)	12/29/17	(39,841,485)	186,284
10 Year U.S. Treasury Notes	(224)	12/19/17	(27,986,000)	10,446
Total				$1,636,430
TOTAL FUTURES CONTRACTS				$1,617,450

WRITTEN AND PURCHASED OPTIONS CONTRACTS — At October 31, 2017, the Fund had the following written and purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
Put – Eurodollar	$98.00	06/15/2018	2,482,500	$243,285,000	$477,881	$275,309	$202,572

OVER-THE-COUNTER OPTIONS ON EQUITIES CONTRACTS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Written option contracts
Calls
Call -S&P 500 Index	UBS AG (London)	$2,605.00	11/03/2017	(40,000)	$(40,000)	$(10,996)	$(66,800)	$55,804
Call -S&P 500 Index	UBS AG (London)	2,610.00	11/10/2017	(39,538)	(39,538)	(36,878)	(69,587)	32,709
TOTAL					$(79,538)	$(47,874)	$(136,387)	$88,513

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments

October 31, 2017

Shares	Description	Value
Common Stocks – 98.0%
Aerospace & Defense – 5.3%
210,000	General Dynamics Corp.	$42,625,800
255,000	Raytheon Co.	45,951,000
130,000	United Technologies Corp.	15,568,800

		104,145,600

Banks – 1.8%
765,000	Bank of the Ozarks, Inc.	35,664,300

Biotechnology – 1.0%
132,500	Shire PLC ADR	19,560,975

Capital Markets – 6.2%
370,880	Ameriprise Financial, Inc.	58,057,555
100,000	FactSet Research Systems, Inc.	18,987,000
695,000	SEI Investments Co.	44,834,450

		121,879,005

Chemicals – 7.4%
165,000	Albemarle Corp.	23,246,850
315,000	Ecolab, Inc.	41,157,900
275,000	Monsanto Co.	33,302,500
120,000	The Sherwin-Williams Co.	47,418,000

		145,125,250

Communications Equipment – 2.7%
385,000	Harris Corp.	53,638,200

Energy Equipment & Services(a) – 0.3%
100,000	Helmerich & Payne, Inc.	5,431,000

Equity Real Estate Investment Trusts (REITs) – 0.7%
112,500	Digital Realty Trust, Inc.	13,324,500

Food & Staples Retailing – 6.4%
95,000	Casey’s General Stores, Inc.	10,884,150
265,000	Costco Wholesale Corp.	42,686,200
825,000	Wal-Mart Stores, Inc.	72,030,750

		125,601,100

Food Products – 1.6%
1,000,000	Hormel Foods Corp.	31,160,000

Health Care Equipment & Supplies – 3.7%
260,000	Becton Dickinson & Co.	54,254,200
197,150	STERIS PLC	18,400,010

		72,654,210

Health Care Providers & Services – 1.3%
420,000	Cardinal Health, Inc.	25,998,000

Industrial Conglomerates – 2.4%
180,000	Roper Technologies, Inc.	46,470,600

Insurance – 2.5%
235,000	Chubb Ltd.	35,442,700
135,000	The Hanover Insurance Group, Inc.	13,281,300

		48,724,000

Internet Software & Services – 2.7%
1,175,000	Tencent Holdings Ltd. ADR	52,933,750

IT Services – 2.4%
405,000	Automatic Data Processing, Inc.	47,085,300

Leisure Products(a) – 1.8%
292,500	Polaris Industries, Inc.	34,640,775

Machinery – 4.2%
345,000	Illinois Tool Works, Inc.	53,999,400
160,000	Parker-Hannifin Corp.	29,217,600

		83,217,000

Oil, Gas & Consumable Fuels – 21.7%
450,000	Andeavor Logistics LP	20,331,000
750,000	Antero Midstream Partners LP	21,525,000
220,000	Buckeye Partners LP	11,684,200
775,000	Canadian Natural Resources Ltd.	27,047,500
220,000	Dominion Energy Midstream Partners LP	7,051,000
1,000,000	Enable Midstream Partners LP	15,090,000
100,000	Energy Transfer Equity LP	1,775,000
1,800,000	Energy Transfer Partners LP	31,338,000
405,000	EnLink Midstream Partners LP	6,200,550
1,525,000	Enterprise Products Partners LP	37,362,500
345,000	EQT Midstream Partners LP	25,205,700
560,000	Genesis Energy LP	13,042,400
350,000	Magellan Midstream Partners LP	24,048,500
725,000	MPLX LP	25,563,500
400,000	Occidental Petroleum Corp.	25,828,000
400,000	Phillips 66 Partners LP	20,164,000
425,000	Spectra Energy Partners LP	18,326,000
850,000	Suncor Energy, Inc.	28,866,000
493,800	Tallgrass Energy GP LP	12,345,000
415,000	Tallgrass Energy Partners LP	18,110,600
173,300	Valero Energy Partners LP	7,444,968
210,000	Western Gas Equity Partners LP	8,305,500
380,000	Western Gas Partners LP	18,198,200

		424,853,118

Pharmaceuticals – 1.9%
400,000	Novo Nordisk A/S ADR	19,916,000
620,000	Roche Holding AG ADR	17,927,300

		37,843,300

Road & Rail – 2.8%
305,000	Canadian National Railway Co.	24,549,450
260,000	Union Pacific Corp.	30,105,400

		54,654,850

Semiconductors & Semiconductor Equipment – 5.0%
700,000	Texas Instruments, Inc.	67,683,000
415,000	Xilinx, Inc.	30,581,350

		98,264,350

Software – 4.7%
1,100,000	Microsoft Corp.	91,498,000

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Specialty Retail – 4.7%
200,000	Aaron’s, Inc.	$7,360,000
585,000	Ross Stores, Inc.	37,141,650
675,000	The TJX Cos., Inc.	47,115,000

		91,616,650

Textiles, Apparel & Luxury Goods – 2.8%
1,000,000	NIKE, Inc. Class B	54,990,000

TOTAL COMMON STOCKS
(Cost $1,391,003,885)		$1,920,973,833

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 1.8%
Repurchase Agreements – 1.8%
Joint Repurchase Agreement Account II
$35,900,000	1.070%	11/01/17	$35,900,000
(Cost $35,900,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,426,903,885)			$1,956,873,833

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c) – 2.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
38,778,950	0.932%	38,778,950
(Cost $38,778,950)

TOTAL INVESTMENTS –101.8%
(Cost $1,465,682,835)		$1,995,652,783

LIABILITIES IN EXCESS OF OTHER ASSETS –(1.8)%		(35,807,678)

NET ASSETS – 100.0%		$1,959,845,105

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion of security is on loan.
(b)	Joint repurchase agreement was entered into on October 31, 2017. Additional information appears on page 35.
(c)	Represents an affiliated fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
GP	—General Partnership
LP	—Limited Partnership
PLC	—Public Limited Company

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2017, the Rising Dividend Growth Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of November 1, 2017, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Rising Dividend Growth	$35,900,000	$35,901,067	$36,632,060

REPURCHASE AGREEMENTS — At October 31, 2017, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Rising Dividend Growth
Citigroup Global Markets, Inc.	1.07%	$6,208,491
Merrill Lynch & Co., Inc.	1.07	29,691,509
TOTAL		$35,900,000

At October 31, 2017, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal National Mortgage Association	6.000%	04/01/2037
Government National Mortgage Association	3.000 to 4.000	05/20/43 to 09/20/47
United States Treasury Note	3.125	05/15/2021

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Assets and Liabilities

October 31, 2017

	Income Builder Fund	Rising Dividend Growth Fund
Assets:
Investments of unaffiliated issuers, at value (cost $1,948,850,571 and $1,426,903,885)(a)	$2,073,749,673	$1,956,873,833
Investments of affiliated issuers, at value (cost $34,087,711 and $0)	33,782,424	—
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $6,049,808 and $38,778,950)	6,049,808	38,778,950
Purchased options, at value (cost $275,309)	477,881	—
Cash	30,931,077	56,756
Foreign currencies, at value (cost $2,848 and $0, respectively)	2,853	—
Unrealized gain on forward foreign currency exchange contracts	190,499	—
Receivables:
Dividends and interest	15,943,380	3,250,938
Fund shares sold	1,517,609	836,985
Collateral on certain derivative contracts(b)	970,000	—
Collateral on Reverse Repurchase agreements	263,000	—
Foreign tax reclaims	217,815	2,603,528
Reimbursement from investment adviser	120,682	131,110
Investments sold	15,808	7,903,724
Securities lending income	7,460	24,118
Other assets	2,129	14,129
Total assets	2,164,242,098	2,010,474,071

Liabilities:
Reverse Repurchase Agreement, at value	11,453,750	—
Variation margin on futures contracts	118,144	—
Written option contracts, at value (premium received $136,387 and $0, respectively)	47,874	—
Payables:
Investments purchased on an extended — settlement basis	13,424,815	—
Payable upon return of securities loaned	6,049,808	38,778,950
Fund shares redeemed	2,937,467	6,140,022
Management fees	918,252	1,201,799
Distribution and Service fees and Transfer Agency fees	843,829	689,033
Collateral on certain derivative contracts(c)	353,000
Investments purchased	60,497	3,450,717
Accrued expenses	230,389	368,445
Total liabilities	36,437,825	50,628,966

Net Assets:
Paid-in capital	2,091,260,805	1,133,357,811
Distributions in excess of net investment income	(235,997)	(9,138,609)
Accumulated net realized gain (loss)	(89,921,916)	305,655,956
Net unrealized gain	126,701,381	529,969,947
NET ASSETS	$2,127,804,273	$1,959,845,105
Net Assets:
Class A	$387,349,002	$370,204,177
Class C	619,357,100	463,109,604
Institutional	818,308,920	759,273,693
Investor(f)	302,778,095	362,751,996
Class R	—	4,505,635
Class R6	11,156	—
Total Net Assets	$2,127,804,273	$1,959,845,105
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	17,047,420	16,426,733
Class C	27,708,147	20,414,534
Institutional	35,266,791	32,976,782
Investor(f)	13,085,705	15,765,525
Class R	—	200,313
Class R6	481	—
Net asset value, offering and redemption price per share:(e)
Class A	$22.72	$22.54
Class C	22.35	22.69
Institutional	23.20	23.02
Investor(f)	23.14	23.01
Class R	—	22.49
Class R6	23.20 (d)	—
(a)	Includes loaned securities having a market value of $5,862,274 and $38,343,536.
(b)	Represents initial margin on future transactions.
(c)	Includes amounts segregated for repurchase agreements.
(d)	Net asset value may not recalculate due to rounding of fractional shares.
(e)	Maximum public offering price per share for Class A shares of the Income Builder and the Rising Dividend Growth Funds is $24.04 and $23.85, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
(f)	Effective August 15, 2017, Class IR changed its name to Investor.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2017

	Income Builder Fund	Rising Dividend Growth Fund
Investment income:
Interest	$69,445,081	$310,056
Dividends — unaffiliated issuers (net of foreign withholding taxes of $460,507 and $764,606)	27,218,454	36,829,712
Dividends — affiliated issuers	164,500	—
Securities lending income — affiliated issuer	162,145	388,283
Total investment income	96,990,180	37,528,051

Expenses:
Management fees	13,223,291	15,779,081
Distribution and Service fees(a)	7,661,609	6,454,822
Transfer Agency fees(a)	2,865,367	2,936,441
Printing and mailing costs	393,723	323,500
Custody, accounting and administrative services	235,914	340,949
Registration fees	123,274	129,481
Professional fees	109,793	104,429
Trustee fees	20,385	20,304
Other	86,012	97,530
Total expenses	24,719,368	26,186,537
Less — expense reductions	(2,569,271)	(704,314)
Net expenses	22,150,097	25,482,223
NET INVESTMENT INCOME	74,840,083	12,045,828

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commission recapture of $3,975 and $0)	53,265,296	346,654,993
Futures contracts	(2,181,825)	—
Written options	(4,362,867)	—
Forward foreign currency exchange contracts	1,136,991	—
Foreign currency transactions	(129,602)	905
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	70,294,373	34,529,936
Investments — affiliated issuers	(528,035)	—
Purchased options	202,572	—
Futures contracts	(2,025,283)	—
Written options	(132,240)	—
Forward foreign currency exchange contracts	(1,934,811)	—
Foreign currency translation	74,463	—
Net realized and unrealized gain	113,679,032	381,185,834
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$188,519,115	$393,231,662

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor(b)	Class R	Class R6
Income Builder Fund	$1,117,794	$6,543,815	$—	$839,243	$1,226,783	$314,438	$484,899	$—	$4
Rising Dividend Growth Fund	1,212,607	5,217,861	24,354	911,765	979,068	339,023	697,453	9,132	—

(b)	Effective August 15, 2017, Class IR changed its name to Investor.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets

	Income Builder Fund
	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income	$74,840,083	$78,884,451
Net realized gain (loss)	47,727,993	(116,658,658)
Net change in unrealized gain	65,951,039	92,007,673
Net increase in net assets resulting from operations	188,519,115	54,233,466

Distributions to shareholders:
From net investment income
Class A Shares	(15,722,047)	(23,623,727)
Class C Shares	(19,121,107)	(21,479,735)
Institutional Shares	(30,453,810)	(29,565,682)
Investor Shares(a)	(9,979,052)	(4,918,271)
Class R6 Shares	(417)	(399)
Return of Capital
Class A Shares	(810,592)	—
Class C Shares	(985,840)	—
Institutional Shares	(1,570,128)	—
Investor Shares	(514,497)	—
Class R6 Shares	(21)	—
Total distributions to shareholders	(79,157,511)	(79,587,814)

From share transactions:
Proceeds from sales of shares	613,120,572	664,843,281
Reinvestment of distributions	70,117,828	70,651,516
Cost of shares redeemed	(805,193,692)	(879,887,243)
Net decrease in net assets resulting from share transactions	(121,955,292)	(144,392,446)
TOTAL DECREASE	(12,593,688)	(169,746,794)

Net assets:
Beginning of year	2,140,397,961	2,310,144,755
End of year	$2,127,804,273	$2,140,397,961
Undistributed (distributions in excess of ) net investment income	$(235,997)	$1,199,838

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

	Rising Dividend Growth Fund
	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income	$12,045,828	$11,173,677
Net realized gain	346,655,898	64,107,594
Net change in unrealized gain (loss)	34,529,936	(204,537,263)
Net increase (decrease) in net assets resulting from operations	393,231,662	(129,255,992)

Distributions to shareholders:
From net investment income
Class A Shares	(4,983,787)	(4,554,978)
Class C Shares	(3,010,489)	(1,719,715)
Institutional Shares	(11,543,848)	(7,969,052)
Investor Shares(a)	(5,024,363)	(2,116,224)
Class R Shares	(47,915)	(22,185)
From net realized gains
Class A Shares	(14,410,687)	(6,170,307)
Class C Shares	(11,275,125)	(2,329,578)
Institutional Shares	(21,365,244)	(10,795,114)
Investor Shares(a)	(6,901,908)	(2,866,700)
Class R Shares	(108,993)	(30,052)
Total distributions to shareholders	(78,672,359)	(38,573,905)

From share transactions:
Proceeds from sales of shares	442,273,481	391,463,726
Reinvestment of distributions	68,860,961	33,367,494
Cost of shares redeemed	(1,370,224,106)	(1,457,677,449)
Net decrease in net assets resulting from share transactions	(859,089,664)	(1,032,846,229)
TOTAL DECREASE	(544,530,361)	(1,200,676,126)

Net assets:
Beginning of year	2,504,375,466	3,705,051,592
End of year	$1,959,845,105	$2,504,375,466
Distributions in excess of net investment income	$(9,138,609)	$(20,806,995)

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	$21.60	$0.79	$1.17	$1.96	(0.80)	$—	(0.04)	$(0.84)
2017 - C	21.26	0.61	1.16	1.77	(0.65)	—	(0.03)	(0.68)
2017 - Institutional	22.04	0.90	1.19	2.09	(0.88)	—	(0.05)	(0.93)
2017 - Investor(f)	21.98	0.86	1.20	2.06	(0.85)	—	(0.05)	(0.90)
2017 - R6	22.04	0.90	1.19	2.09	(0.88)	—	(0.05)	(0.93)
2016 - A	21.77	0.79	(0.16)	0.63	(0.80)	—	—	(0.80)
2016 - C	21.45	0.62	(0.16)	0.46	(0.65)	—	—	(0.65)
2016 - Institutional	22.20	0.89	(0.17)	0.72	(0.88)	—	—	(0.88)
2016 - Investor(f)	22.14	0.85	(0.16)	0.69	(0.85)	—	—	(0.85)
2016 - R6	22.20	0.89	(0.17)	0.72	(0.88)	—	—	(0.88)
2015 - A	22.83	0.84	(0.99)	(0.15)	(0.82)	—	(0.09)	(0.91)
2015 - C	22.51	0.66	(0.98)	(0.32)	(0.66)	—	(0.08)	(0.74)
2015 - Institutional	23.25	0.94	(0.99)	(0.05)	(0.90)	—	(0.10)	(1.00)
2015 - Investor(f)	23.20	0.91	(1.01)	(0.10)	(0.86)	—	(0.10)	(0.96)
2015 - R6 (Commenced July 31, 2015)	22.83	0.18	(0.56)	(0.38)	(0.22)	—	(0.03)	(0.25)
2014 - A	22.47	0.89	0.64	1.53	(0.96)	(0.21)	—	(1.17)
2014 - C	22.17	0.70	0.65	1.35	(0.80)	(0.21)	—	(1.01)
2014 - Institutional	22.86	1.01	0.64	1.65	(1.05)	(0.21)	—	(1.26)
2014 - Investor(f)	22.81	0.96	0.66	1.62	(1.02)	(0.21)	—	(1.23)
2013 - A	20.99	0.75	2.21	2.96	(0.88)	(0.60)	—	(1.48)
2013 - C	20.74	0.57	2.19	2.76	(0.73)	(0.60)	—	(1.33)
2013 - Institutional	21.33	0.83	2.27	3.10	(0.97)	(0.60)	—	(1.57)
2013 - Investor(f)	21.29	0.79	2.27	3.06	(0.94)	(0.60)	—	(1.54)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Annualized.
(f)	Effective August 15, 2017, Class IR changed its name to Investor.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$22.72	9.21%	$387,349	0.98%		1.10%		3.55%		51%
22.35	8.41	619,357	1.73		1.85		2.79		51
23.20	9.64	818,309	0.58		0.70		3.93		51
23.14	9.51	302,778	0.73		0.85		3.77		51
23.20	9.69	11	0.57		0.69		3.93		51
21.60	3.04	574,574	0.98		1.10		3.75		80
21.26	2.25	682,819	1.73		1.85		2.98		80
22.04	3.42	740,182	0.58		0.70		4.13		80
21.98	3.28	142,813	0.73		0.85		3.96		80
22.04	3.38	10	0.58		0.70		4.12		80
21.77	(0.70)	708,457	0.97		1.10		3.73		57
21.45	(1.44)	704,566	1.72		1.85		2.98		57
22.20	(0.25)	766,537	0.57		0.70		4.13		57
22.14	(0.45)	130,575	0.72		0.85		3.98		57
22.20	(1.63)	10	0.58	(e)	0.69	(e)	3.15	(e)	57
22.83	6.96	660,692	0.95		1.13		3.89		52
22.51	6.20	530,983	1.70		1.88		3.10		52
23.25	7.39	644,757	0.55		0.73		4.31		52
23.20	7.24	94,528	0.70		0.88		4.13		52
22.47	14.81	279,374	0.97		1.27		3.48		53
22.17	13.94	155,764	1.71		2.02		2.64		53
22.86	15.25	180,419	0.56		0.86		3.74		53
22.81	15.06	33,886	0.71		1.01		3.55		53

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	$19.66	$0.11	$3.48	$3.59	$(0.25)	$(0.46)	$—	$(0.71)
2017 - C	19.79	(0.05)	3.50	3.45	(0.13)	(0.42)	—	(0.55)
2017 - Institutional	20.08	0.20	3.55	3.75	(0.31)	(0.50)	—	(0.81)
2017 - Investor(e)	20.07	0.17	3.54	3.71	(0.27)	(0.50)	—	(0.77)
2017 - R	19.63	0.06	3.47	3.53	(0.21)	(0.46)	—	(0.67)
2016 - A	20.68	0.07	(0.83)	(0.76)	(0.12)	(0.14)	—	(0.26)
2016 - C	20.84	(0.08)	(0.84)	(0.92)	(0.06)	(0.07)	—	(0.13)
2016 - Institutional	21.12	0.15	(0.85)	(0.70)	(0.15)	(0.19)	—	(0.34)
2016 - Investor(e)	21.10	0.12	(0.84)	(0.72)	(0.14)	(0.17)	—	(0.31)
2016 - R	20.66	0.02	(0.84)	(0.82)	(0.08)	(0.13)	—	(0.21)
2015 - A	21.25	0.06	(0.42)	(0.36)	(0.10)	—	(0.11)	(0.21)
2015 - C	21.41	(0.10)	(0.42)	(0.52)	(0.02)	—	(0.03)	(0.05)
2015 - Institutional	21.69	0.15	(0.43)	(0.28)	(0.14)	—	(0.15)	(0.29)
2015 - Investor(e)	21.68	0.11	(0.43)	(0.32)	(0.13)	—	(0.13)	(0.26)
2015 - R	21.20	0.01	(0.43)	(0.42)	(0.06)	—	(0.06)	(0.12)
2014 - A	18.50	0.03	2.88	2.91	(0.07)	—	(0.09)	(0.16)
2014 - C	18.65	(0.13)	2.92	2.79	(0.02)	—	(0.01)	(0.03)
2014 - Institutional	18.88	0.11	2.94	3.05	(0.11)	—	(0.13)	(0.24)
2014 - Investor(e)	18.87	0.07	2.95	3.02	(0.10)	—	(0.11)	(0.21)
2014 - R	18.46	(0.03)	2.89	2.86	(0.06)	—	(0.06)	(0.12)
2013 - A	15.16	(0.03)	3.54	3.51	(0.04)	—	(0.13)	(0.17)
2013 - C	15.30	(0.17)	3.58	3.41	(0.02)	—	(0.04)	(0.06)
2013 - Institutional	15.46	0.04	3.61	3.65	(0.06)	—	(0.17)	(0.23)
2013 - Investor(e)	15.46	— (d)	3.61	3.61	(0.04)	—	(0.16)	(0.20)
2013 - R	15.15	(0.11)	3.57	3.46	(0.02)	—	(0.13)	(0.15)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the beginning of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Effective August 15, 2017, Class IR changed its name to Investor.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$22.54	18.59%	$370,204	1.16%	1.19%	0.52%	45%
22.69	17.68	463,110	1.91	1.94	(0.23)	45
23.02	19.01	759,274	0.76	0.79	0.92	45
23.01	18.85	362,752	0.91	0.94	0.79	45
22.49	18.27	4,506	1.41	1.44	0.27	45
19.66	(3.71)	697,430	1.14	1.16	0.35	16
19.79	(4.43)	571,438	1.89	1.91	(0.40)	16
20.08	(3.35)	958,317	0.74	0.76	0.74	16
20.07	(3.45)	272,442	0.89	0.91	0.59	16
19.63	(3.96)	4,749	1.39	1.41	0.10	16
20.68	(1.72)	1,054,093	1.13	1.15	0.28	25
20.84	(2.44)	732,998	1.88	1.90	(0.47)	25
21.12	(1.29)	1,476,799	0.73	0.74	0.67	25
21.10	(1.49)	437,422	0.88	0.89	0.53	25
20.66	(2.00)	3,740	1.38	1.39	0.05	25
21.25	15.81	1,063,292	1.15	1.16	0.13	12
21.41	14.93	632,859	1.90	1.91	(0.63)	12
21.69	16.26	1,509,224	0.75	0.76	0.52	12
21.68	16.10	428,787	0.90	0.91	0.37	12
21.20	15.53	7,268	1.40	1.41	(0.14)	12
18.50	23.27	858,185	1.18	1.21	(0.18)	13
18.65	22.35	384,551	1.93	1.96	(0.98)	13
18.88	23.77	918,912	0.78	0.81	0.21	13
18.87	23.55	258,492	0.93	0.96	0.03	13
18.46	22.98	4,141	1.42	1.45	(0.63)	13

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements

October 31, 2017

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Income Builder	A, C, Institutional, Investor and R6	Diversified
Rising Dividend Growth	A, C, Institutional, Investor and R	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Dividend Assets Capital, LLC (“DAC” or the “Sub Adviser”) serves as the sub-adviser to the Rising Dividend Growth Fund. GSAM compensates the Sub-Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Funds record their pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. For derivative contracts, realized gains and losses are recorded upon settlement of the contract. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Income Builder	Monthly	Annually
Rising Dividend Growth	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Income Builder Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

iv.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

iii.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

iv.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

v.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Secured Borrowings — Secured borrowings are valued at their contractual amounts, which approximate fair value, and are generally classified as Level 2 of the fair value hierarchy.

viii.  Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at a mutually agreed upon date and price (including interest), under the terms of an MRA. The gross value of reverse repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

When a Fund enters into a reverse repurchase agreement, it is required to deliver securities as collateral to the counterparty that exceed the value of the reverse repurchase agreement. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, a Fund will be obligated to deliver additional collateral to the buyer. If the buyer defaults on its commitment to sell back the securities, a Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that the Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to a Fund.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

B.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2017:

INCOME BUILDER

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks(a)
North America	$669,444,444	$2,587,716	$—
Europe	119,037,025	5,885,312	—
Asia	4,966,410	—	—
Preferred Stocks
North America	—	39,036,519	—
Fixed Income
Corporate Obligations	—	1,033,105,968	—
Mortgage-Backed Obligations	—	566,860	—
Asset-Backed Securities	—	25,942	—
Bank Loans	—	157,092,933	2,510,264
U.S. Treasury Obligations	37,580,400	—	—
Investment Companies	31,194,708	—	—
Short-term Investments	—	4,497,596	—
Securities Lending Reinvestment Vehicle	6,049,808	—	—
Total	$868,272,795	$1,242,798,846	$2,510,264
Liabilities
Reverse Repurchase Agreements	$—	$(11,453,750)	$—

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INCOME BUILDER (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Forward Foreign Currency Exchange Contracts(b)	$—	$190,499	$—
Futures Contracts(b)	1,636,430	—	—
Options Purchased	477,881	—	—
Total	$2,114,311	$190,499	$—
Liabilities
Futures Contracts(b)	$(18,980)	$—	$—
Written Options Contracts	—	(47,874)	—
Total	$(18,980)	$(47,874)	$—

RISING DIVIDEND GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks(a)
North America	$1,776,354,073	$—	$—
Europe	91,686,010	—	—
Asia	52,933,750	—	—
Short-term Investments	—	35,900,000	—
Securities Lending Reinvestment Vehicle	38,778,950	—	—
Total	$1,959,752,783	$35,900,000	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of October 31, 2017. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Income Builder
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures Contracts; Options purchased, at value	$2,114,311	(a)	Variation margin on futures contracts	$(18,980)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	190,499		—	—
Equity	—	—		Options written, at value	(47,874)
Total		$2,304,810			$(66,854)

(a)	Includes unrealized gain (loss) on futures described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Income Builder
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts and purchased options	$(2,181,825)	$(1,822,711)	1,841
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	1,136,991	(1,934,811)	3
Equity	Net realized gain (loss) from written options contracts/Net change in unrealized gain (loss) on written options contracts	(4,362,867)	(132,240)	4
Total		$(5,407,701)	$(3,889,762)	1,848

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2017.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

4. INVESTMENTS IN DERIVATIVES (continued)

excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Income Builder	0.65%	0.59%	0.56%	0.55%	0.54%	0.62%	0.51	%*
Rising Dividend Growth	0.75	0.68	0.64	0.63	0.62	0.71	0.71

*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least February 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. The Effective Net Management Rates above are calculated based on management rates before and after waivers had been adjusted, if applicable.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Income Builder Fund invests in the Institutional Shares of the Goldman Sachs Financial Square Government Fund and the Institutional Shares of the Goldman Sachs High Yield Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended October 31, 2017, GSAM waived $56,184 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

fees are equal to an annual percentage rate of the average daily net assets of Class A and Class R Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2017, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Income Builder	$120,544	$70
Rising Dividend Growth	57,496	—

D.  Service Plan — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.04% of the average daily net assets of Institutional Shares; and 0.03% of the average daily net assets of Class R6 Shares. Prior to July 28, 2017, Goldman Sachs charged transfer agency fees at the rates of 0.19% of the average daily net assets of Class A, Class C, Investor and Class R Shares and 0.02% of the average daily net assets of Class R6 Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Income Builder and Rising Dividend Growth Funds are 0.034% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
Income Builder	$2,308,281	$462	$260,528	$2,569,271
Rising Dividend Growth	—	532	703,782	704,314

G.  Line of Credit Facility — As of October 31, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2017, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2017, Goldman Sachs earned $68,825, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Income Builder Fund.

As of October 31, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of 100% of Class R6 Shares of the Income Builder Fund.

The table below shows the transactions in and earnings from investments in the Underlying Funds for the Income Builder Fund for the fiscal year ended October 31, 2017:

Underlying Fund	Beginning Value as of October 31, 2016	Purchases at Cost	Proceeds from Sales	Net Change in Unrealized Appreciation	Ending Value as of October 31, 2017	Shares as of October 31, 2017	Dividend Income
Goldman Sachs Financial Square Government Fund	$637	$458,480,228	$(430,599,457)	$—	$27,881,408	27,881,408	$85,540
Goldman Sachs High Yield Fund	3,072,194	$173,988	—	67,118	3,313,300	502,015	78,960
Total	$3,072,831	$458,654,216	$(430,599,457)	$67,118	$31,194,708	28,383,423	$164,500

The following table provides information about the investment in the shares of issuers deemed to be affiliates of the Income Builder Fund for the fiscal year ended October 31, 2017:

Name of Affiliated Issuer	Beginning Value as of October 31, 2016	Purchases at Cost	Proceeds from Sales	Net Change in Unrealized Appreciation (Depreciation)	Ending Value as of October 31, 2017	Shares as of October 31, 2017
Blue Ridge Mountain Resources, Inc. (Common Stock)	$3,185,801	$8,531	$—	$(606,616)	$2,587,716	260,072
Blue Ridge Mountain Resources, Inc. (Bank Loan)	370,595	32,168	(414,226)	11,463	—	—
Total	$3,556,396	$40,699	$(414,226)	$(595,153)	$2,587,716	260,072

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2017, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Income Builder	$98,981,627	$957,713,276	$125,124,685	$1,063,642,701
Rising Dividend Growth	—	990,912,214	—	1,876,752,009

The table below summarizes the reverse repurchase agreement activity for the year ended October 31, 2017:

Fund	Average amount of borrowings	Weighted average interest rate (Paid) Received	Number of days outstanding during the period
Income Builder	$13,315,444	0.828%	152

The following table sets forth the Income Builder Fund’s different types of investments pledged as collateral and the remaining contractual maturities of the reverse repurchase agreements as of October 31, 2017:

	Remaining Contractual Maturity of the Agreements As of October 31, 2017
	Overnight and Continuous	< 30 days	Between 30 and 90 days	> 90 days	Total
Reverse Repurchase Agreements
Corporate Obligations	$—	$5,325,000	$—	$6,128,750	$11,453,750

Total Borrowings	$—	$5,325,000	$—	$6,128,750	$11,453,750
Gross amount of recognized liabilities for reverse repurchase agreements					$11,453,750

7. SECURITIES LENDING

The Income Builder Fund may lend its securities through a securities lending agent the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Rising Dividend Growth Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

7. SECURITIES LENDING (continued)

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will and BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to the exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2017 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

The Funds, GSAL and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended October 31, 2017, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended October 31, 2017		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of October 31, 2017
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Rising Dividend Growth	$43,218	$—	$—

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended October 31, 2017:

	Beginning Value as of October 31, 2016	Purchases at Cost	Proceeds From Sales	Ending value as of October 31, 2017	Shares of October 31, 2017	Dividend Income
Income Builder	$—	$206,727,914	$200,678,106	$6,049,808	6,049,808	$162,145
Rising Dividend Growth	—	364,050,375	325,271,425	$38,778,950	38,778,950	388,283

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2017 were as follows:

	Income Builder	Rising Dividend Growth
Distribution paid from:
Ordinary income	$75,276,433	$24,610,402
Net long-term capital gains	—	54,061,957
Total taxable distributions	$75,276,433	$78,672,359
Tax return of capital	$3,881,078	$—

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

8. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows

	Income Builder	Rising Dividend Growth
Distribution paid from:
Ordinary income	$79,587,814	$16,382,154
Net long-term capital gains	—	22,191,751
Total Taxable Distributions	$79,587,814	$38,573,905

As of October 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

	Income Builder	Rising Dividend Growth
Undistributed ordinary income — net	$—	$—
Undistributed long-term capital gains	—	309,016,371
Total undistributed earnings	$—	$309,016,371
Capital loss carryforwards:(1)
Perpetual Short-Term	(14,798,257)	—
Perpetual Long-Term	(68,975,068)	—
Total capital loss carryforwards	$(83,773,325)	$—
Unrealized gains (losses) — net	120,316,793	517,470,923
Total accumulated earnings (losses) net	$36,543,468	$826,487,294

(1)	The Fund utilized $47,397,409 of capital losses in the current fiscal year.

As of October 31, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Income Builder	Rising Dividend Growth
Tax Cost	$1,995,372,678	$1,478,181,859
Gross unrealized gain	169,686,684	591,529,818
Gross unrealized loss	(49,369,891)	(74,058,895)
Net unrealized gains (losses)	$120,316,793	$517,470,923

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, market gains/(losses) on regulated futures and options contracts, net mark to market gains/(losses) on foreign currency contracts and differences tax treatment of underlying fund investments, partnership investments, and material modification of debt securities.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

8. TAX INFORMATION (continued)

from differences in the tax treatment of underlying fund investments, foreign currency transactions, partnership investments and material modification of debt securities.

Fund	Paid-in- Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Income Builder	$—	$999,485	$(999,485)
Rising Dividend Growth	(725,714)	(23,507,246)	24,232,960

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, such Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

9. OTHER RISKS (continued)

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where Investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

9. OTHER RISKS (continued)

types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

On December 13, 2017, the Trustees approved changes to the investment management responsibilities for the Rising Dividend Growth Fund and an Amended and Restated Sub-Advisory Agreement between GSAM and DAC. Effective at the close of business on March 30, 2018, GSAM’s Quantitative Investment Strategies team will manage the Fund’s dividend-paying investments using a systematic, rules-based approach, while DAC will continue to manage the Fund’s investments in master limited partnerships.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Income Builder Fund

	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,218,687	$71,655,468	6,417,009	$135,325,881
Reinvestment of distributions	704,393	15,670,769	1,074,715	22,631,211
Shares redeemed	(13,479,221)	(299,529,672)	(13,425,507)	(282,878,547)
	(9,556,141)	(212,203,435)	(5,933,783)	(124,921,455)
Class C Shares
Shares sold	3,621,153	79,351,521	7,306,512	151,771,191
Reinvestment of distributions	811,909	17,811,164	892,247	18,511,915
Shares redeemed	(8,841,222)	(193,827,710)	(8,925,794)	(185,458,715)
	(4,408,160)	(96,665,025)	(727,035)	(15,175,609)

Share activity is as follows:

	Income Builder Fund

	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	10,121,760	$230,030,516	13,872,849	$298,461,739
Reinvestment of distributions	1,148,073	26,144,314	1,143,274	24,592,125
Shares redeemed	(9,591,322)	(217,886,775)	(15,961,525)	(341,074,922)
	1,678,511	38,288,055	(945,402)	(18,021,058)
Investor Shares(a)
Shares sold	10,254,805	232,083,067	3,669,557	79,284,470
Reinvestment of distributions	460,613	10,491,143	228,964	4,915,866
Shares redeemed	(4,126,966)	(93,949,535)	(3,298,048)	(70,475,059)
	6,588,452	148,624,675	600,473	13,725,277
Class R6 Shares
Reinvestment of distributions	19	438	19	399
	19	438	19	399
NET DECREASE	(5,697,319)	$(121,955,292)	(7,005,728)	$(144,392,446)

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Rising Dividend Growth Fund

	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,472,789	$31,125,757	3,916,114	$78,170,830
Reinvestment of distributions	879,866	18,341,204	505,011	10,184,845
Shares redeemed	(21,400,993)	(455,109,651)	(19,916,300)	(397,545,857)
	(19,048,338)	(405,642,690)	(15,495,175)	(309,190,182)
Class C Shares
Shares sold	895,940	19,107,865	2,907,964	58,472,731
Reinvestment of distributions	581,355	12,188,937	168,273	3,421,719
Shares redeemed	(9,943,810)	(212,609,311)	(9,375,119)	(189,077,628)
	(8,466,515)	(181,312,509)	(6,298,882)	(127,183,178)
Institutional Shares
Shares sold	5,434,081	118,177,788	8,384,281	170,099,746
Reinvestment of distributions	1,228,775	26,321,933	717,189	14,752,547
Shares redeemed	(21,410,677)	(463,911,403)	(31,315,476)	(637,420,174)
	(14,747,821)	(319,411,682)	(22,214,006)	(452,567,881)
Investor Shares(a)
Shares sold	12,497,683	272,958,425	3,951,924	81,451,310
Reinvestment of distributions	553,674	11,919,085	242,327	4,981,603
Shares redeemed	(10,862,875)	(236,692,041)	(11,346,731)	(231,563,736)
	2,188,482	48,185,469	(7,152,480)	(145,130,823)
Class R Shares
Shares sold	42,474	903,646	161,958	3,269,109
Reinvestment of distributions	4,296	89,802	1,326	26,780
Shares redeemed	(88,352)	(1,901,700)	(102,380)	(2,070,054)
	(41,582)	(908,252)	60,904	1,225,835
NET DECREASE	(40,115,774)	$(859,089,664)	(51,099,639)	$(1,032,846,229)

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, as of October 31, 2017, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent of the underlying funds, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 26, 2017

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Fund Expenses — Six Month Period Ended October 31, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017, through October 31, 2017, which represents a period of 184 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher

	Income Builder Fund				Rising Dividend Growth Fund
Share Class	Beginning Account Value 5/1/17	Ending Account Value 10/31/17		Expenses Paid for the 6 months ended 10/31/17*	Beginning Account Value 5/1/17	Ending Account Value 10/31/17		Expenses Paid for the 6 months ended 10/31/17*
Class A
Actual	$1,000.00	$1,036.20		$5.03	$1,000.00	$1,049.30		$5.99
Hypothetical 5% return	1,000.00	1,020.27	+	4.99	1,000.00	1,019.36	+	5.90
Class C
Actual	1,000.00	1,032.50		8.86	1,000.00	1,045.70		9.85
Hypothetical 5% return	1,000.00	1,016.48	+	8.79	1,000.00	1,015.58	+	9.70
Institutional
Actual	1,000.00	1,038.40		2.98	1,000.00	1,051.30		3.98
Hypothetical 5% return	1,000.00	1,022.28	+	2.96	1,000.00	1,021.32	+	3.92
Investor
Actual	1,000.00	1,037.70		3.75	1,000.00	1,050.50		4.70
Hypothetical 5% return	1,000.00	1,021.53	+	3.72	1,000.00	1,020.62	+	4.63
Class R
Actual	N/A	N/A		N/A	1,000.00	1,047.60		7.28
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.10	+	7.17
Class R6
Actual	1,000.00	1,038.40		2.93	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,022.33	+	2.91	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R	Class R6
Income Builder	0.98	1.73	0.58	0.73	N/A	0.57
Rising Dividend Growth	1.16	1.91	0.77	0.91	1.41	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited)

Background

The Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds and the sub-advisory agreement (the “Sub-Advisory Agreement,” and together with the Management Agreement, the “Agreements”) between the Investment Adviser and Dividend Assets Capital, LLC (the “Sub-Adviser”) on behalf of the Rising Dividend Growth Fund.

The Agreements were most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (including the Rising Dividend Growth Fund’s Sub-Adviser), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates (including, with respect to the Rising Dividend Growth Fund, the Investment Adviser’s oversight of the Sub-Adviser). The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Income Builder Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2017. The Trustees recalled that the Income Builder Fund had been repositioned from the Goldman Sachs Balanced Fund in 2012. They also observed that the Rising Dividend Growth Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the ten-year period and in the fourth quartile for the one-, three-, and five-year periods ended March 31, 2017, and had outperformed the Fund’s benchmark index for the ten-year period and underperformed for the one-, three-, and five-year periods ended April 30, 2017. The Trustees noted that the Rising Dividend Growth Fund’s peer group (Large Growth) and benchmark (the S&P 500 Index) were broad-based, whereas the Fund focused on dividend-paying stocks. They recalled that the Rising Dividend Growth Fund’s predecessor, which was advised by the Sub-Adviser (the “Predecessor Fund”), had commenced operations in March 2004 and had been reorganized into the Fund as a series of the Trust in February 2012.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Agreements and the fee rates payable by each Fund under the Management Agreement and, with respect to the Rising Dividend Growth Fund, payable by the Investment Adviser under the Sub-Advisory Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

With respect to the Income Builder Fund, the Trustees noted that the management fee breakpoint schedule was being reduced at all asset levels. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Income Builder Fund	Rising Dividend Growth Fund
First $1 billion	0.65%	0.75%
Next $1 billion	0.59	0.68
Next $3 billion	0.56	0.64
Next $3 billion	0.55	0.63
Over $8 billion	0.54	0.62

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees noted that the breakpoints in the sub-advisory fee schedule for the Rising Dividend Growth Fund were symmetrical to the breakpoints in the Fund’s management fee schedule. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee (with respect to the Income Builder Fund) and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Funds, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Income Builder Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Income Builder Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Agreements should be approved and continued with respect to each Fund until June 30, 2018.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Sub-Advisory Agreement for the Rising Dividend Growth Fund (Unaudited)

Nature, Extent, and Quality of the Services Provided Under the Sub-Advisory Agreement and Investment Performance

In evaluating the Sub-Advisory Agreement, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and Sub-Adviser. In evaluating the nature, extent, and quality of services provided by the Sub-Adviser, the Trustees considered information on the services provided to the Rising Dividend Growth Fund by the Sub-Adviser, including information about the Sub-Adviser’s (a) personnel and organizational structure; (b) experience in dividend growth investing and track record in managing the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. The Trustees noted that the Predecessor Fund, which was advised by the Sub-Adviser, had commenced operations in March 2004 and had been reorganized into the Fund as a series of the Trust in February 2012. They considered the Predecessor Fund’s operations and investment performance since its inception and the Fund’s operations and investment performance since the reorganization. The Trustees reviewed the services provided to the Fund under the Sub-Advisory Agreement. They observed that the Predecessor Fund’s performance record had only two years of negative returns since its inception. They also observed that the Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the ten-year period and in the fourth quartile for the one-, three-, and five-year periods ended March 31, 2017, and had outperformed the Fund’s benchmark index for the ten-year period and underperformed for the one-, three-, and five-year periods ended April 30, 2017. The Trustees noted that the Fund’s peer group (Large Growth) and benchmark (the S&P 500 Index) were broad-based, whereas the Fund focused on dividend-paying stocks. They recalled that the Predecessor Fund had commenced operations in March 2004 and had been reorganized into the Fund as a series of the Trust in February 2012.

Costs of Services Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement, including the schedule of fees payable to the Sub-Adviser. They considered the breakpoints in the sub-advisory fee rate payable under the Sub-Advisory Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Sub-Advisory Fee Annual Rate
First $1 Billion	0.200%
Next $1 Billion	0.181
Next $3 Billion	0.171
Next $3 Billion	0.168
Over $8 Billion	0.165

The Trustees noted that the Sub-Adviser’s compensation is paid by the Investment Adviser, not by the Fund, and that the retention of the Sub-Adviser does not increase the fees incurred by the Fund for advisory services. They considered the Investment Adviser’s belief that the relationship between the management fees paid by the Fund and the sub-advisory fees paid by the Investment Adviser is appropriate given the extent of these services. They also observed that the fees received by the Investment Adviser and Sub-Adviser were subject to breakpoints at the same asset levels, and therefore the Sub-Adviser’s fee remains a constant percentage of the Investment Adviser’s fee at all asset levels.

Conclusion

After deliberation and consideration of the information provided, the Trustees concluded that the sub-advisory fee to be paid by the Investment Adviser to the Sub-Adviser with respect to the Rising Dividend Growth Fund is reasonable in light of the services to be provided by the Sub-Adviser and the Fund’s reasonably foreseeable asset levels, and that the Sub-Advisory Agreement should be approved and continued until June 30, 2018.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 75	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Chairman of the Board of Trustees, Goldman Sachs Trust II (2012-2016), Goldman Sachs MLP Income Opportunities Fund (2013-2016), Goldman Sachs MLP and Energy Renaissance Fund (2014-2016), and Goldman Sachs ETF Trust (2014-2016); Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998- 2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; and Goldman Sachs Private Middle Market Credit LLC.

				106	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Jessica Palmer Age: 68	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	142	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2017, Goldman Sachs Trust consisted of 90 portfolios; Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (11 of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Dividend Focus Fund — Tax Information (Unaudited)

For the year ended October 31, 2017, 25.41% and 100.00% of the dividends paid from net investment company taxable income by the Income Builder and Rising Dividend Growth Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2017, 32.97% and 100.00% of the dividends paid from net investment company taxable income by the Income Builder and Rising Dividend Growth Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Rising Dividend Growth Fund designates $54,061,957, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2017.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.25 trillion in assets under supervision as of September 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[5]

Fundamental Equity

∎	Equity Income Fund[6]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[7]
∎	Concentrated Growth Fund[8]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[9]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[10]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[6]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[7]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[8]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[9]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[10]Effective	after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of October 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 115396-TMPL-12/2017 DIVFOAR-17 / 73.2k

Goldman Sachs Funds

Annual Report	October 31, 2017

Domestic Equity Insights Funds
Large Cap Growth Insights
Large Cap Value Insights
Small Cap Equity Insights
Small Cap Growth Insights
Small Cap Value Insights
U.S. Equity Insights

Goldman Sachs Domestic Equity Insights Funds

∎	LARGE CAP GROWTH INSIGHTS

∎	LARGE CAP VALUE INSIGHTS

∎	SMALL CAP EQUITY INSIGHTS

∎	SMALL CAP GROWTH INSIGHTS

∎	SMALL CAP VALUE INSIGHTS

∎	U.S. EQUITY INSIGHTS

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Domestic Equity Insights Funds

Market Review

U.S. equities posted double-digit gains during the 12 months ended October 31, 2017 (the “Reporting Period”), with Federal Reserve (“Fed”) monetary policy, economic data and political events dominating market sentiment.

When the Reporting Period began in November 2016, U.S. equities sold off ahead of the presidential election but surged higher after the surprise result on anticipation of a potentially pro-growth effect from the incoming Administration’s fiscal stimulus plan. In December 2016, the Fed raised rates 25 basis points as had largely been anticipated and set a more hawkish hike path for 2017, causing equities to decline, albeit modestly, following the announcement. (A basis point is 1/100th of a percentage point. Hawkish implies higher interest rates; opposite of dovish.)

In January 2017, U.S. equities rallied to new highs on the prospect of deregulation following presidential executive orders on oil pipelines and on optimism around infrastructure spending after a $1 trillion proposal from Senate Democrats made headlines. Despite political uncertainty and concerns about protectionism, U.S. equities continued to advance in February 2017 amid “risk on” sentiment, or increased risk appetite, due to potential U.S. tax reform and deregulation as well as stronger economic data. In March 2017, the Fed raised interest rates another 25 basis points, while maintaining its projections for three rate hikes in 2017. However, a seemingly cautious stance on the future path of monetary tightening from the Fed chair and the presence of a dissenter on the Fed’s policy-making committee led to a dovish market reaction. Political risks subsequently drove U.S. equities lower as Republicans in the House of Representatives struggled to schedule a vote on health care legislation.

The U.S. equity market initially fell during the second quarter of 2017 as minutes from the Fed’s March meeting indicated policymakers were worried that stocks were overvalued. Economic activity and inflation data appeared to be moderating. The U.S. Gross Domestic Product (“GDP”) grew at just 0.7% during the first calendar quarter, while in April 2017, the Institute for Supply Management manufacturing index edged lower and the core Personal Consumption Expenditures (“PCE”) Index (which excludes food and energy expenditures) decreased. However, the unemployment rate fell to 4.4%, while the Employment Cost Index (“ECI”) reached its highest level since 2007. (The ECI is a quarterly report from the U.S. Department of Labor that details changes in the costs of labor, such as wages and benefits.) In addition, market expectations for pro-growth U.S. fiscal policy were dampened by domestic political developments. Nonetheless, the Fed proceeded to raise the federal funds rate by another 25 basis points in June 2017, citing ongoing strength in the labor market and a pickup in household spending and business fixed investment. The results of the Fed’s 2017 Comprehensive Capital Analysis and Review (“CCAR”) stress test for banks were encouraging, with improving payout ratios.

U.S. equities gained during the third quarter of 2017, as economic activity and labor market data showed rather consistent strength. In September 2017, second calendar quarter U.S. GDP growth was revised up to 3.1% from the previously reported 2.6%, and the August labor market report showed job gains of 156,000. Meanwhile, the Consumer Price Index (“CPI”), a measure of inflation, rose 0.4% in August 2017, reversing five consecutive months of downside inflation surprises and raising the odds of further Fed monetary tightening before calendar year-end. Details regarding the Administration’s tax reform plan extended bullish, or optimistic, market moves and further boosted the U.S. dollar. The Fed kept its monetary policy unchanged during the third calendar quarter and said it would begin its balance sheet

1

MARKET REVIEW

normalization in October 2017. (Balance sheet normalization refers to the steps the Fed will take to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.)

While there was increasing market expectation for hawkish leadership at the Fed when Janet Yellen’s term ends in early February 2018, encouraging tax reform progress and ongoing strength in economic activity data were supportive for U.S. equity performance in October 2017. The Institute for Supply Management (“ISM”) manufacturing and non-manufacturing indices reached 13-year and 12-year highs of 60.8% and 59.8%, respectively. Labor market data also remained strong in October 2017, but inflation was somewhat disappointing. September 2017 core CPI came in at 0.13%, slightly missing expectations of 0.18%.

For the Reporting Period overall, the S&P 500® Index (with dividends reinvested) returned 23.63%, with 10 of its 11 sectors generating positive returns. Information technology, financials and materials were the best performing sectors in the S&P 500® Index. Telecommunication services was the only sector to post a negative return, while energy and consumer staples recorded the smallest positive returns in the S&P 500® Index during the Reporting Period.

In terms of market capitalization, small-cap stocks outperformed large-cap stocks. The Russell 2000® Index, which measures the small-cap universe, returned 27.85% during the Reporting Period. In the style arena, growth stocks outperformed value stocks overall. The Russell 1000® Growth Index, representing large-cap growth stocks, rose 29.71% during the Reporting Period, while the Russell 1000® Value Index, representing large-cap value stocks, returned 17.78%.

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks should outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

2

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

What Differentiates Goldman Sachs’

Domestic Equity Insights Funds Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), Equity Insights combines traditional fundamental analysis with sophisticated quantitative modeling. Our approach is not unlike that of a more traditional active manager: we look at fundamental investment themes that have been effective historically in forecasting excess returns of stocks. However, where we differ from traditional managers is that we seek to rigorously test every potential research theme or signal to verify whether they have shown consistent predictive ability across a wide variety of stocks in different time periods and under different market conditions.

∎	Comprehensive – We calculate expected excess returns for more than 10,000 stocks on a daily basis.

∎	Rigorous – We evaluate stocks based on fundamental investment criteria that have outperformed historically.

∎	Objective – Our stock selection process is free from the emotion that may lead to biased investment decisions.

∎	Our computer optimization process allocates risk to our high conviction investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

∎	We use a proprietary risk model that is designed to be more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that seeks to:

∎	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

∎	Offer broad access to a clearly defined equity universe.

∎	Generate excess returns that are positive, consistent and repeatable.

3

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model during the 12-Month Period Ended October 31, 2017

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the 12-month period ended October 31, 2017 (the “Reporting Period”).

We made two enhancements to our Momentum theme. For U.S. investments, we now analyze corporate press releases pulled directly from news wires to quickly identify new themes to which a company may be exposed. Leveraging natural language processing technology, we search for key words or phrases within the text of each press release that may alert us to new trends affecting certain groups of companies. We then track performance of those companies to gauge, and capitalize on, momentum in these various thematic trends.

In addition, we made three enhancements to our Sentiment theme. First, we introduced a signal that looks at the characteristics of a company’s credit default swaps’ term structure to infer investor expectations regarding the health of that company. Second, we introduced a signal that looks at the 10-K and 10-Q filings of companies as indicators of stock price movements. We use natural language processing techniques to parse through annual and quarterly filings in an effort to gauge various aspects of a company related to management’s sentiment, outlook and thoughts on upcoming risks. Third, we introduced a signal that focuses on measuring the amount of praise offered by analysts during company earnings calls. We analyze thousands of earnings call transcripts using natural language processing. By focusing on a key set of congratulatory words, we can measure the number of analysts issuing praise and gain a comprehensive view of investor sentiment about a company’s most recent quarterly earnings.

Within our Profitability theme, we introduced a signal that looks at credit card spending patterns as a real-time indicator of corporate profitability. Rather than waiting for quarterly earnings announcements, we evaluate billions of credit card transactions, which we use to link real-time consumer spending patterns to underlying companies.

4

PORTFOLIO RESULTS

Goldman Sachs Large Cap Growth Insights Fund

Investment Objective

The Fund seeks long-term growth of capital, with dividend income as a secondary consideration.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 30.11%, 29.16%, 30.63%, 30.04%, 30.43%, 29.81% and 30.64%, respectively. These returns compare to the 29.71% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund generally outperformed the Index, with five of our quantitative model’s six investment themes adding to relative performance. Certain individual stock positions held back the Fund’s relative results.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the potential diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes contributed positively to the Fund’s relative results. Momentum was our best performing theme. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Valuation, Quality, Sentiment and Profitability also added to relative performance. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme seeks to assess both firm and management quality. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Profitability theme assesses whether a company is earning more than its cost of capital.

Our Management theme detracted from relative returns. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile

5

PORTFOLIO RESULTS

similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, stock selection in the industrials, consumer discretionary and real estate sectors added to relative returns. Certain individual stock positions, including holdings in the information technology, consumer staples and health care sectors, detracted from relative performance.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund benefited from overweight positions in Applied Materials and Alaska Air Group. Our positive views on Sentiment and Profitability led us to overweight Applied Materials, a provider of equipment, services and software to semiconductor, flat panel display and solar products companies. The overweight in airline holding company Alaska Air Group was the result of our positive views on Valuation and Sentiment. An underweight in tobacco company Altria Group, which was due to our negative views on Profitability and Quality, also enhanced performance.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hurt during the Reporting Period by its underweight position in NVIDIA, which designs and manufactures computer graphics processors, chipsets and related multimedia software. We chose to underweight NVIDIA because of our negative views on Valuation and Management. Overweight positions in Interpublic Group of Companies and F5 Networks also detracted from performance. The Fund was overweight Interpublic Group of Companies, an advertising and marketing services company, due to our positive views on Sentiment and Valuation. Our positive views on Quality and Sentiment led us to overweight F5 Networks, which specializes in application delivery networking technology.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the health care, energy, real estate and consumer discretionary sectors relative to the Index. Compared to the Index, the Fund was underweight the industrials, financials and consumer staples sectors. The Fund was relatively neutral compared to the Index in the utilities, materials, and information technology sectors at the end of the Reporting Period.

6

FUND BASICS

Large Cap Growth Insights Fund

as of October 31, 2017

PERFORMANCE REVIEW
November 1, 2016–October 31, 2017	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	30.11%	29.71%
Class C	29.16	29.71
Institutional	30.63	29.71
Service	30.04	29.71
Investor	30.43	29.71
Class R	29.81	29.71
Class R6	30.64	29.71

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	16.00%	14.65%	7.34%	6.10%	5/1/97
Class C	20.84	15.08	7.14	4.81	8/15/97
Institutional	23.25	16.42	8.38	6.82	5/1/97
Service	22.65	15.84	7.84	6.29	5/1/97
Investor	23.05	16.23	N/A	8.59	11/30/07
Class R	22.42	15.66	N/A	8.06	11/30/07
Class R6	23.25	N/A	N/A	12.29	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.95%	1.01%
Class C	1.70	1.76
Institutional	0.56	0.62
Service	1.06	1.13
Investor	0.70	0.76
Class R	1.20	1.26
Class R6	0.55	0.62

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/17[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	6.1%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	4.0	Software
Amazon.com, Inc.	3.5	Internet & Direct Marketing Retail
Facebook, Inc. Class A	3.3	Internet Software & Services
UnitedHealth Group, Inc.	2.5	Health Care Providers & Services
Alphabet, Inc. Class C	2.4	Internet Software & Services
Alphabet, Inc. Class A	2.4	Internet Software & Services
Visa, Inc. Class A	2.2	IT Services
The Boeing Co.	2.1	Aerospace & Defense
Caterpillar, Inc.	1.5	Machinery

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

8

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

9

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Performance Summary

October 31, 2017

The following graph shows the value, as of October 31, 2017, of a $1,000,000 investment made on November 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class R and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Large Cap Growth Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2007 through October 31, 2017.

Average Annual Total Return through October 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	30.11%	17.49%	8.02%	6.56%
Including sales charges	22.97%	16.16%	7.42%	6.27%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	29.16%	16.62%	7.22%	4.98%
Including contingent deferred sales charges	28.16%	16.62%	7.22%	4.98%

Institutional (Commenced May 1, 1997)	30.63%	17.96%	8.46%	6.98%

Service (Commenced May 1, 1997)	30.04%	17.37%	7.92%	6.46%

Investor* (Commenced November 30, 2007)	30.43%	17.78%	N/A	8.92%

Class R (Commenced November 30, 2007)	29.81%	17.19%	N/A	8.39%

Class R6 (Commenced July 31, 2015)	30.64%	N/A	N/A	13.66%

*	Effective August 15, 2017, Class IR changed its name to Investor.

10

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Insights Fund

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Value Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 23.51%, 22.59%, 24.02%, 23.37%, 23.79%, 23.19% and 24.05%, respectively. These returns compare to the 17.78% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund outperformed the Index, with five of our quantitative model’s six investment themes adding to relative returns. Stock selection overall enhanced performance.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the potential diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes added to the Fund’s relative performance. Momentum was our best performing theme. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Valuation, Quality, Sentiment and Profitability also contributed positively, albeit to a lesser extent. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme seeks to assess both firm and management quality. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Profitability theme assesses whether a company is earning more than its cost of capital.

Our Management theme detracted slightly from relative returns. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may

11

PORTFOLIO RESULTS

lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection contributed positively to relative performance overall. The Fund was helped by its holdings in the industrials, consumer discretionary and energy sectors. The only two sectors in which stock selection detracted were consumer staples and utilities.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	In terms of its individual stock positions, the Fund benefited from overweights in Applied Materials and United Continental Holdings during the Reporting Period. Our positive views on Sentiment and Profitability led us to overweight Applied Materials, a provider of equipment, services and software to semiconductor, flat panel display and solar products companies. The Fund’s overweight in airline holding company United Continental Holdings was driven by our positive views on Valuation and Sentiment. An underweight in industrial conglomerate company General Electric, based on our negative views on Sentiment and Profitability, also bolstered the Fund’s relative performance.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	During the Reporting Period, the Fund was hampered by underweight positions in Bank of America and Oracle. We chose to underweight diversified financial institution Bank of America because of our negative views on Momentum, while the Fund was underweight computer technology company Oracle largely due to our negative views on Quality. An overweight in Pacific Gas and Electric Company (“PG&E”) also detracted. We assumed the overweight in PG&E as a result of our positive views on Sentiment and Quality.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the health care, consumer discretionary and consumer staples sectors relative to the Index. Compared to the Index, the Fund was underweight the financials, utilities and telecommunication services sectors. The Fund was relatively neutral compared to the Index in the materials, information technology, real estate, energy and industrials sectors at the end of the Reporting Period.

12

FUND BASICS

Large Cap Value Insights Fund

as of October 31, 2017

PERFORMANCE REVIEW
November 1, 2016–October 31, 2017	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]
Class A	23.51%	17.78%
Class C	22.59	17.78
Institutional	24.02	17.78
Service	23.37	17.78
Investor	23.79	17.78
Class R	23.19	17.78
Class R6	24.05	17.78

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	14.21%	12.72%	4.88%	5.70%	12/31/98
Class C	18.99	13.14	4.69	5.23	12/31/98
Institutional	21.38	14.43	5.90	6.44	12/31/98
Service	20.80	13.88	5.37	5.92	12/31/98
Investor	21.14	14.26	N/A	6.45	11/30/07
Class R	20.61	13.70	N/A	5.94	11/30/07
Class R6	21.41	N/A	N/A	11.06	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.95%	1.06%
Class C	1.70	1.81
Institutional	0.56	0.67
Service	1.06	1.16
Investor	0.70	0.81
Class R	1.20	1.31
Class R6	0.55	0.67

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/17[5]
Holding	% of Net Assets	Line of Business
Chevron Corp.	2.8%	Oil, Gas & Consumable Fuels
Merck & Co., Inc.	2.0	Pharmaceuticals
Berkshire Hathaway, Inc. Class B	1.9	Diversified Financial Services
JPMorgan Chase & Co.	1.9	Banks
Exxon Mobil Corp.	1.9	Oil, Gas & Consumable Fuels
Johnson & Johnson	1.6	Pharmaceuticals
Amgen, Inc.	1.6	Biotechnology
Danaher Corp.	1.5	Health Care Equipment & Supplies
International Business Machines Corp.	1.3	IT Services
Colgate-Palmolive Co.	1.3	Household Products

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

14

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

15

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Performance Summary

October 31, 2017

The following graph shows the value, as of October 31, 2017, of a $1,000,000 investment made on November 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class R and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Large Cap Value Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2007 through October 31, 2017.

Average Annual Total Return through October 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 31, 1998)
Excluding sales charges	23.51%	14.38%	5.58%	6.05%
Including sales charges	16.68%	13.09%	4.98%	5.73%

Class C (Commenced December 31, 1998)
Excluding contingent deferred sales charges	22.59%	13.53%	4.79%	5.26%
Including contingent deferred sales charges	21.58%	13.53%	4.79%	5.26%

Institutional (Commenced December 31, 1998)	24.02%	14.84%	6.00%	6.47%

Service (Commenced December 31, 1998)	23.37%	14.25%	5.47%	5.95%

Investor* (Commenced November 30, 2007)	23.79%	14.65%	N/A	6.51%

Class R (Commenced November 30, 2007)	23.19%	14.10%	N/A	5.99%

Class R6 (Commenced July 31, 2015)	24.05%	N/A	N/A	11.14%

*	Effective August 15, 2017, Class IR changed its name to Investor.

16

PORTFOLIO RESULTS

Goldman Sachs Small Cap Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 25.87%, 24.93%, 26.44%, 25.77%, 26.22%, 25.60% and 26.45%, respectively. These returns compare to the 27.85% average annual total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, five of our quantitative model’s six investment themes contributed positively to relative performance. However, the Fund underperformed the Index largely because of certain individual stock positions.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the potential diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes added to the Fund’s relative performance. Momentum and Valuation were our best performing themes. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Our Quality, Profitability and Sentiment themes also contributed positively, albeit to a lesser extent. The Quality theme seeks to assess both firm and management quality. The Profitability theme assesses whether a company is earning more than its cost of capital. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

None of our investment themes detracted from relative performance during the Reporting Period. The impact of our Management theme was rather neutral. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

17

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, certain individual stock positions detracted from relative performance. The Fund was hurt most by security selection in the consumer discretionary, industrials and energy sectors. Investments in the information technology, real estate and health care sectors contributed most positively.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	During the Reporting Period, the Fund’s overweight positions in Liberty TripAdvisor Holdings, Fossil Group and Maiden Holdings detracted from relative returns. The overweight in Liberty TripAdvisor Holdings, which engages in online travel research and online commerce businesses, was due to our positive views on Valuation and Quality. We assumed the overweight in Fossil Group, a fashion designer and manufacturer, because of our positive views on Momentum and Valuation. The Fund was overweight Bermuda-based Maiden Holdings, which provides specialty reinsurance products for the property and casualty market, based on our positive views on Valuation and Quality.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund was helped during the Reporting Period by overweight positions in Rogers, a specialty materials company; FibroGen, a biotechnology company; and Aarons, which focuses on leases and retail sales of furniture, electronics, appliances and computers. Our positive views on Sentiment and Profitability led us to overweight Rogers. The overweight in FibroGen was the result of our positive views on Quality and Profitability. We chose to overweight Aarons because of our positive views on Quality and Valuation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the industrials and energy sectors relative to the Index. Compared to the Index, the Fund was underweight the utilities and health care sectors. The Fund was relatively neutral compared to the Index in the materials, telecommunication services, consumer discretionary, information technology, real estate, consumer staples and financials sectors at the end of the Reporting Period.

18

FUND BASICS

Small Cap Equity Insights Fund

as of October 31, 2017

PERFORMANCE REVIEW
November 1, 2016–October 31, 2017	Fund Total Return (based on NAV)[1]	Russell 2000® Index[2]
Class A	25.87%	27.85%
Class C	24.93	27.85
Institutional	26.44	27.85
Service	25.77	27.85
Investor	26.22	27.85
Class R	25.60	27.85
Class R6	26.45	27.85

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	11.93%	12.12%	6.88%	6.83%	8/15/97
Class C	16.56	12.56	6.68	6.34	8/15/97
Institutional	18.91	13.87	7.92	7.55	8/15/97
Service	18.29	13.30	7.37	7.02	8/15/97
Investor	18.72	13.68	N/A	8.68	11/30/07
Class R	18.20	13.13	N/A	8.16	11/30/07
Class R6	18.98	N/A	N/A	11.51	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

19

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.23%	1.43%
Class C	1.98	2.18
Institutional	0.84	1.03
Service	1.34	1.54
Investor	0.98	1.16
Class R	1.48	1.68
Class R6	0.83	1.02

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

20

FUND BASICS

TOP TEN HOLDINGS AS OF 10/31/17[5,6]
Holding	% of Net Assets	Line of Business
MKS Instruments, Inc.	0.8%	Semiconductors & Semiconductor Equipment
Entegris, Inc.	0.8	Semiconductors & Semiconductor Equipment
Rogers Corp.	0.8	Electronic Equipment, Instruments & Components
Catalent, Inc.	0.8	Pharmaceuticals
Vishay Intertechnology, Inc.	0.8	Electronic Equipment, Instruments & Components
Cabot Microelectronics Corp.	0.7	Semiconductors & Semiconductor Equipment
American Equity Investment Life Holding Co.	0.7	Insurance
Aspen Technology, Inc.	0.7	Software
Louisiana-Pacific Corp.	0.7	Paper & Forest Products
Rush Enterprises, Inc. Class A	0.7	Trading Companies & Distributors

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

[6]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 1.9% of the Fund’s net assets as of 10/31/17.

21

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of October 31, 2017

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.3% of the Fund’s net assets as of October 31, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

22

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Performance Summary

October 31, 2017

The following graph shows the value, as of October 31, 2017, of a $1,000,000 investment made on November 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class R and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small Cap Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2007 through October 31, 2017.

Average Annual Total Return through October 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 15, 1997)
Excluding sales charges	25.87%	14.20%	7.55%	7.18%
Including sales charges	18.94%	12.92%	6.94%	6.88%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	24.93%	13.35%	6.74%	6.40%
Including contingent deferred sales charges	23.93%	13.35%	6.74%	6.40%

Institutional (Commenced August 15, 1997)	26.44%	14.67%	7.98%	7.61%

Service (Commenced August 15, 1997)	25.77%	14.09%	7.43%	7.07%

Investor* (Commenced November 30, 2007)	26.22%	14.48%	N/A	8.78%

Class R (Commenced November 30, 2007)	25.60%	13.92%	N/A	8.26%

Class R6 (Commenced July 31, 2015)	26.45%	N/A	N/A	11.87%

*	Effective August 15, 2017, Class IR changed its name to Investor.

23

PORTFOLIO RESULTS

Goldman Sachs Small Cap Growth Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 29.53%, 28.62%, 30.04%, 29.87%, 29.25% and 30.05%, respectively. These returns compare to the 31.00% average annual total return of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A During the Reporting Period, five of our quantitative model’s six investment themes added to relative performance. However, the Fund underperformed the Index largely because of certain individual stock positions.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the potential diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes contributed positively to the Fund’s relative results. Momentum and Valuation were our best performing themes. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Quality, Profitability and Sentiment also added to relative performance, albeit to a lesser extent. The Quality theme seeks to assess both firm and management quality. The Profitability theme assesses whether a company is earning more than its cost of capital. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

None of our investment themes detracted from relative returns during the Reporting Period. The impact of our Management theme was rather neutral. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

24

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

Certain stock positions caused the Fund to underperform the Index. During the Reporting Period, the Fund was hurt by security selection in the consumer discretionary, industrials and financials sectors. Its holdings in the health care, information technology and consumer staples sectors bolstered relative returns.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	In terms of individual stock positions, overweights in Liberty TripAdvisor Holdings and Finish Line detracted from the Fund’s relative performance during the Reporting Period. Our positive views on Valuation and Quality led us to overweight Liberty TripAdvisor Holdings, which engages in online travel research and online commerce businesses, and Finish Line, an athletic footwear and apparel retailer. In addition, the Fund was hampered by its underweight in Coherent, a laser solutions provider. We chose to underweight Coherent because of our negative views on Sentiment and Quality.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, overweight positions in FibroGen, a biotechnology company; Rogers, a specialty materials business; and Exelixis, a genomics-based drug company added to the Fund’s relative results. We adopted the overweight in FibroGen due to our positive views on Quality and Profitability, while the overweight in Rogers was the result of our positive views on Sentiment and Profitability. The Fund was overweight Exelixis based on our positive views on Sentiment and Quality.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the financials and energy sectors relative to the Index. Compared to the Index, the Fund was underweight the health care, information technology and consumer discretionary sectors. The Fund was relatively neutral compared to the Index in the real estate, telecommunication services, materials, industrials, utilities and consumer staples sectors at the end of the Reporting Period.

25

FUND BASICS

Small Cap Growth Insights Fund

as of October 31, 2017

PERFORMANCE REVIEW
November 1, 2016–October 31, 2017	Fund Total Return (based on NAV)[1]	Russell 2000 Growth® Index[2]
Class A	29.53%	31.00%
Class C	28.62	31.00
Institutional	30.04	31.00
Investor	29.87	31.00
Class R	29.25	31.00
Class R6	30.05	31.00

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Growth Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	13.42%	12.43%	7.76%	7.20%	6/25/07
Class C	18.09	12.86	7.57	6.99	6/25/07
Institutional	20.49	14.15	8.81	8.22	6/25/07
Investor	20.32	13.99	N/A	9.47	11/30/07
Class R	19.72	13.42	N/A	8.91	11/30/07
Class R6	20.48	N/A	N/A	9.67	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

26

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.19%	1.45%
Class C	1.94	2.20
Institutional	0.84	1.06
Investor	0.94	1.17
Class R	1.44	1.70
Class R6	0.83	1.02

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/17[5],6
Holding	% of Net Assets	Line of Business
MKS Instruments, Inc.	1.1%	Semiconductors & Semiconductor Equipment
Catalent, Inc.	1.0	Pharmaceuticals
Entegris, Inc.	1.0	Semiconductors & Semiconductor Equipment
Aspen Technology, Inc.	0.9	Software
Masimo Corp.	0.9	Health Care Equipment & Supplies
Silicon Laboratories, Inc.	0.9	Semiconductors & Semiconductor Equipment
Louisiana-Pacific Corp.	0.8	Paper & Forest Products
On Assignment, Inc.	0.8	Professional Services
Rogers Corp.	0.8	Electronic Equipment, Instruments & Components
Cabot Microelectronics Corp.	0.8	Semiconductors & Semiconductor Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

[6]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 2.8% of the Fund’s net assets as of 10/31/17.

27

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of October 31, 2017

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.7% of the Fund’s net assets as of October 31, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

28

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Performance Summary

October 31, 2017

The following graph shows the value, as of October 31, 2017, of a $1,000,000 investment made on November 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class R and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small Cap Growth Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2007, through October 31, 2017.

Average Annual Total Return through October 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced June 25, 2007)
Excluding sales charges	29.53%	14.77%	8.33%	7.95%
Including sales charges	22.41%	13.48%	7.71%	7.36%

Class C (Commenced June 25, 2007)
Excluding contingent deferred sales charges	28.62%	13.92%	7.52%	7.15%
Including contingent deferred sales charges	27.62%	13.92%	7.52%	7.15%

Institutional (Commenced June 25, 2007)	30.04%	15.22%	8.76%	8.38%

Investor* (Commenced November 30, 2007)	29.87%	15.05%	N/A	9.62%

Class R (Commenced November 30, 2007)	29.25%	14.48%	N/A	9.07%

Class R6 (Commenced July 31, 2015)	30.05%	N/A	N/A	10.35%

*	Effective August 15, 2017, Class IR changed its name to Investor.

29

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Value Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 23.98%, 23.09%, 24.49%, 24.30%, 23.67% and 24.49%, respectively. These returns compare to the 24.81% average annual total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, five of our quantitative model’s six investment themes contributed positively to relative performance. However, the Fund underperformed the Index largely because of certain individual stock positions.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the potential diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes added to relative results. Momentum and Valuation were our best performing themes. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Our Quality, Sentiment and Profitability themes also contributed positively, albeit to a lesser extent. The Quality theme seeks to assess both firm and management quality. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Profitability theme assesses whether a company is earning more than its cost of capital.

None of our investment themes detracted from relative performance during the Reporting Period. The impact of our Management theme was rather neutral. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

30

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

Certain stock positions led the Fund to underperform the Index during the Reporting Period. Security selection in the industrials, consumer discretionary and health care sectors detracted most from relative returns. The Fund was aided by investments in the information technology, real estate and telecommunication services sectors.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by its overweight positions in Fossil Group, a fashion designer and manufacturer; Maiden Holdings, a Bermuda-based company that provides specialty reinsurance products for the property and casualty market; and Finish Line, a retailer of athletic shoes and related apparel. We assumed the overweight in Fossil Group because of our positive views on Momentum and Valuation. Our positive views on Valuation and Quality led us to overweight Maiden Holdings and Finish Line.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited during the Reporting Period from overweight positions in Rogers, a specialty materials business; Aarons, which focuses on leases and retail sales of furniture, electronics, appliances and computers; and Exelixis, a genomics-based drug company. We decided to overweight Rogers because of our positive views on Sentiment and Profitability, while the overweight in Aarons was due to our positive views on Quality and Valuation. The Fund was overweight Exelixis as a result of our positive views on Sentiment and Quality.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the industrials, consumer discretionary, information technology and energy sectors relative to the Index. Compared to the Index, the Fund was underweight the utilities, real estate and financials sectors. The Fund was relatively neutral compared to the Index in the telecommunication services, materials, health care and consumer staples sectors at the end of the Reporting Period.

31

FUND BASICS

Small Cap Value Insights Fund

as of October 31, 2017

PERFORMANCE REVIEW
November 1, 2016–October 31, 2017	Fund Total Return (based on NAV)[1]	Russell 2000® Value Index[2]
Class A	23.98%	24.81%
Class C	23.09	24.81
Institutional	24.49	24.81
Investor	24.30	24.81
Class R	23.67	24.81
Class R6	24.49	24.81

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Value Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	12.34%	11.18%	6.45%	5.41%	6/25/07
Class C	16.94	11.61	6.24	5.18	6/25/07
Institutional	19.38	12.90	7.51	6.43	6/25/07
Investor	19.20	12.73	N/A	8.29	11/30/07
Class R	18.61	12.17	N/A	7.78	11/30/07
Class R6	19.38	N/A	N/A	13.56	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

32

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.23%	1.48%
Class C	1.98	2.23
Institutional	0.84	1.09
Investor	0.98	1.23
Class R	1.48	1.73
Class R6	0.83	1.09

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/17[5,6]
Holding	% of Net Assets	Line of Business
Vishay Intertechnology, Inc.	1.0%	Electronic Equipment, Instruments & Components
First Citizens BancShares, Inc. Class A	0.9	Banks
Sunstone Hotel Investors, Inc.	0.9	Equity Real Estate Investment Trusts (REITs)
Carpenter Technology Corp.	0.9	Metals & Mining
American Equity Investment Life	0.9	Insurance
Holding Co.
Xenia Hotels & Resorts, Inc.	0.9	Equity Real Estate Investment Trusts (REITs)
International Bancshares Corp.	0.8	Banks
CVB Financial Corp.	0.8	Banks
First Industrial Realty Trust, Inc.	0.8	Equity Real Estate Investment Trusts (REITs)
Esterline Technologies Corp.	0.8	Aerospace & Defense

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

[6]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 2.1% of the Fund’s net assets as of 10/31/17.

33

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of October 31, 2017

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.9% of the Fund’s net assets as of October 31, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

34

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Performance Summary

October 31, 2017

The following graph shows the value, as of October 31, 2017, of a $10,000 investment made on November 1, 2007 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Investor, Class R and Class R6 Shares will vary from that of Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small Cap Value Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2007 through October 31, 2017.

Average Annual Total Return through October 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced June 25, 2007)
Excluding sales charges	23.98%	13.10%	7.02%	6.01%
Including sales charges	17.17%	11.83%	6.42%	5.43%

Class C (Commenced June 25, 2007)
Excluding contingent deferred sales charges	23.09%	12.26%	6.21%	5.20%
Including contingent deferred sales charges	22.04%	12.26%	6.21%	5.20%

Institutional (Commenced June 25, 2007)	24.49%	13.56%	7.46%	6.45%

Investor* (Commenced November 30, 2007)	24.30%	13.39%	N/A	8.29%

Class R (Commenced November 30, 2007)	23.67%	12.81%	N/A	7.79%

Class R6 (Commenced July 31, 2015)	24.49%	N/A	N/A	13.38%

*	Effective August 15, 2017, Class IR changed its name to Investor.

35

PORTFOLIO RESULTS

Goldman Sachs U.S. Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 26.89%, 25.93%, 27.40%, 26.76%, 27.21%, 26.58% and 27.41%, respectively. These returns compare to the 23.63% average annual total return of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund outperformed the Index, with five of our quantitative model’s six investment themes adding to relative returns. Stock selection overall enhanced results.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the potential diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes added to relative results, with Momentum and Valuation contributing most positively to performance. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Quality, Profitability and Sentiment also bolstered relative returns, albeit to a lesser extent. The Quality theme seeks to assess both firm and management quality. The Profitability theme assesses whether a company is earning more than its cost of capital. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Our Management theme detracted slightly from relative performance. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

36

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection overall added to relative performance. The Fund benefited from investments in the industrials, consumer discretionary and energy sectors. Holdings in the information technology, consumer staples and utilities sectors dampened relative results.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund was helped by overweight positions in Applied Materials and Adobe Systems. Our positive views on Sentiment and Profitability led us to overweight Applied Materials, a provider of equipment, services and software to semiconductor, flat panel display and solar products companies. The Fund’s overweight in computer software company Adobe Systems was based on our positive views on Sentiment and Profitability. An underweight in industrial conglomerate company General Electric, driven by our negative views on Profitability and Valuation, also added to relative returns.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hampered during the Reporting Period by its underweight positions in Bank of America and NVIDIA. We chose to underweight diversified financial institution Bank of America due to our negative views on Sentiment. Our negative views on Valuation led us to underweight NVIDIA, which designs and manufactures computer graphics processors, chipsets and related multimedia software. An overweight in Interpublic Group of Companies, an advertising and marketing services company, also detracted from performance. The Fund was overweight Interpublic Group of Companies because of our positive views on Sentiment.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the health care, real estate and information technology sectors relative to the Index. Compared to the Index, the Fund was underweight the industrials and financials sectors. The Fund was relatively neutral compared to the Index in the consumer discretionary, energy, consumer staples, materials and utilities sectors at the end of the Reporting Period.

37

FUND BASICS

U.S. Equity Insights Fund

as of October 31, 2017

PERFORMANCE REVIEW
November 1, 2016–October 31, 2017	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]
Class A	26.89%	23.63%
Class C	25.93	23.63
Institutional	27.40	23.63
Service	26.76	23.63
Investor	27.21	23.63
Class R	26.58	23.63
Class R6	27.41	23.63

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	15.54%	13.46%	6.15%	8.48%	5/24/91
Class C	20.33	13.89	5.96	5.63	8/15/97
Institutional	22.76	15.20	7.18	8.95	6/15/95
Service	22.15	14.63	6.65	7.56	6/07/96
Investor	22.56	15.03	N/A	7.53	11/30/07
Class R	21.94	14.46	N/A	7.00	11/30/07
Class R6	22.75	N/A	N/A	11.32	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

38

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.95%	1.04%
Class C	1.70	1.79
Institutional	0.56	0.65
Service	1.06	1.15
Investor	0.70	0.79
Class R	1.20	1.29
Class R6	0.55	0.64

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/17[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	2.9%	Technology Hardware, Storage &
		Peripherals
Chevron Corp.	2.0	Oil, Gas & Consumable Fuels
Visa, Inc. Class A	1.9	IT Services
Amazon.com, Inc.	1.9	Internet & Direct Marketing
		Retail
UnitedHealth Group, Inc.	1.9	Health Care Providers & Services
Microsoft Corp.	1.9	Software
Facebook, Inc. Class A	1.9	Internet Software & Services
The Boeing Co.	1.7	Aerospace & Defense
International Business Machines Corp.	1.6	IT Services
Merck & Co., Inc.	1.5	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

39

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

40

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Performance Summary

October 31, 2017

The following graph shows the value, as of October 31, 2017, of a $10,000 investment made on November 1, 2007 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500® Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Service, Investor, Class R and Class R6 Shares will vary from that of Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

U.S. Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2007 through October 31, 2017.

Average Annual Total Return through October 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 24, 1991)
Excluding sales charges	26.89%	15.69%	6.82%	8.77%
Including sales charges	19.92%	14.39%	6.22%	8.54%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	25.93%	14.83%	6.02%	5.71%
Including contingent deferred sales charges	24.89%	14.83%	6.02%	5.71%

Institutional (Commenced June 15, 1995)	27.40%	16.15%	7.24%	9.03%

Service (Commenced June 7, 1996)	26.76%	15.57%	6.72%	7.64%

Investor* (Commenced November 30, 2007)	27.21%	15.98%	N/A	7.69%

Class R (Commenced November 30, 2007)	26.58%	15.41%	N/A	7.17%

Class R6 (Commenced July 31, 2015)	27.41%	N/A	N/A	11.95%

*	Effective August 15, 2017, Class IR changed its name to Investor.

41

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments

October 31, 2017

Shares	Description	Value
Common Stocks – 98.5%
Aerospace & Defense – 2.1%
155,833	The Boeing Co.	$40,201,797

Air Freight & Logistics – 0.1%
35,042	Expeditors International of Washington, Inc.	2,045,752

Airlines – 0.1%
12,758	Copa Holdings SA Class A	1,571,658

Auto Components – 3.4%
331,713	BorgWarner, Inc.	17,487,910
230,840	Delphi Automotive PLC	22,940,879
128,007	Gentex Corp.	2,484,616
115,197	Lear Corp.	20,227,441

		63,140,846

Banks* – 0.3%
24,739	SVB Financial Group	5,424,768

Beverages – 1.0%
202,925	Molson Coors Brewing Co. Class B	16,410,545
17,108	PepsiCo, Inc.	1,885,815
26,270	The Coca-Cola Co.	1,207,894

		19,504,254

Biotechnology – 6.6%
72,162	AbbVie, Inc.	6,512,621
132,723	Alexion Pharmaceuticals, Inc.*	15,881,634
120,198	Amgen, Inc.	21,061,094
88,855	Biogen, Inc.*	27,692,549
126,468	Bioverativ, Inc.*	7,145,442
154,242	Celgene Corp.*	15,573,815
316,123	Exelixis, Inc.*	7,836,689
71,838	Incyte Corp.*	8,135,653
92,847	Vertex Pharmaceuticals, Inc.*	13,577,017

		123,416,514

Building Products – 1.5%
107,004	Fortune Brands Home & Security, Inc.	7,068,684
10,575	Lennox International, Inc.	2,021,200
477,233	Masco Corp.	19,003,418

		28,093,302

Capital Markets – 0.2%
48,866	BGC Partners, Inc. Class A	741,297
32,659	LPL Financial Holdings, Inc.	1,620,213
3,674	MarketAxess Holdings, Inc.	639,276

		3,000,786

Chemicals – 1.5%
30,523	FMC Corp.	2,834,366
187,696	Huntsman Corp.	6,010,026
13,551	LyondellBasell Industries NV Class A	1,402,935
105,414	PPG Industries, Inc.	12,253,323
68,366	W.R. Grace & Co.	5,229,315

		27,729,965

Commercial Services & Supplies – 0.6%
252,344	KAR Auction Services, Inc.	11,943,442

Common Stocks – (continued)
Communications Equipment* – 0.9%
141,472	F5 Networks, Inc.	17,156,309

Construction & Engineering* – 0.1%
38,605	AECOM	1,353,491

Consumer Finance – 0.2%
169,949	Ally Financial, Inc.	4,440,767

Containers & Packaging – 1.3%
748,390	Graphic Packaging Holding Co.	11,592,561
289,812	Sealed Air Corp.	12,818,385

		24,410,946

Distributors – 0.4%
67,527	Pool Corp.	8,155,911

Diversified Consumer Services – 0.0%
25,954	H&R Block, Inc.	642,102

Electric Utilities – 0.4%
116,965	PG&E Corp.	6,757,068

Electrical Equipment – 0.4%
102,268	AMETEK, Inc.	6,902,067
10,966	Emerson Electric Co.	706,869

		7,608,936

Electronic Equipment, Instruments & Components – 0.6%
306,953	Flex Ltd.*	5,463,763
171,441	Jabil, Inc.	4,848,352

		10,312,115

Equity Real Estate Investment Trusts (REITs) – 3.9%
437,166	American Homes 4 Rent Class A	9,302,892
193,645	American Tower Corp.	27,820,977
42,359	CubeSmart	1,153,012
20,503	Equinix, Inc.	9,503,141
20,986	Equity LifeStyle Properties, Inc.	1,856,841
522,050	Host Hotels & Resorts, Inc.	10,211,298
88,300	SBA Communications Corp.*	13,878,994

		73,727,155

Food & Staples Retailing – 0.1%
21,539	Walgreens Boots Alliance, Inc.	1,427,390

Food Products – 0.8%
331,996	Archer-Daniels-Midland Co.	13,568,677
15,025	Conagra Brands, Inc.	513,254

		14,081,931

Health Care Equipment & Supplies – 1.8%
163,063	Baxter International, Inc.	10,512,672
202,643	Danaher Corp.	18,697,870
13,922	The Cooper Cos., Inc.	3,344,900
16,579	West Pharmaceutical Services, Inc.	1,681,110

		34,236,552

Health Care Providers & Services – 5.3%
107,906	Centene Corp.*	10,107,555
44,691	Cigna Corp.	8,813,959

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Health Care Providers & Services – (continued)
75,371	Humana, Inc.	$19,245,985
222,415	UnitedHealth Group, Inc.	46,756,081
74,247	WellCare Health Plans, Inc.*	14,681,602

		99,605,182

Health Care Technology* – 0.1%
33,840	Veeva Systems, Inc. Class A	2,062,210

Hotels, Restaurants & Leisure – 3.7%
259,937	Hilton Worldwide Holdings, Inc.	18,788,246
316,936	Las Vegas Sands Corp.	20,087,404
10,966	McDonald’s Corp.	1,830,335
79,731	Royal Caribbean Cruises Ltd.	9,868,306
171,348	Wyndham Worldwide Corp.	18,308,534

		68,882,825

Household Durables – 2.1%
160,062	D.R. Horton, Inc.	7,076,341
2,198	NVR, Inc.*	7,212,451
651,453	PulteGroup, Inc.	19,693,424
94,882	Toll Brothers, Inc.	4,368,368

		38,350,584

Household Products – 1.7%
251,338	Colgate-Palmolive Co.	17,706,762
122,115	Kimberly-Clark Corp.	13,739,159

		31,445,921

Independent Power and Renewable Electricity Producers – 0.0%
50,741	AES Corp.	539,377

Industrial Conglomerates – 0.1%
9,208	3M Co.	2,119,590

Insurance – 0.1%
41,718	Arthur J Gallagher & Co.	2,642,001

Internet & Direct Marketing Retail – 4.9%
58,583	Amazon.com, Inc.*	64,750,618
14,841	Expedia, Inc.	1,850,079
52,929	Netflix, Inc.*	10,396,844
7,322	The Priceline Group, Inc.*	13,999,371

		90,996,912

Internet Software & Services – 10.1%
43,429	Alphabet, Inc. Class A*(a)	44,863,894
45,069	Alphabet, Inc. Class C*	45,818,948
31,681	CoStar Group, Inc.*	9,369,656
344,445	Facebook, Inc. Class A*	62,020,767
39,224	MercadoLibre, Inc.	9,425,919
162,835	VeriSign, Inc.*	17,508,019

		189,007,203

IT Services – 4.7%
2,562	Alliance Data Systems Corp.	573,196
87,687	Conduent, Inc.*	1,357,395
182,736	International Business Machines Corp.	28,152,308
15,360	MasterCard, Inc. Class A	2,285,107
407,354	Sabre Corp.	7,967,844

Common Stocks – (continued)
IT Services – (continued)
108,256	Total System Services, Inc.	7,799,845
368,866	Visa, Inc. Class A	40,567,883

		88,703,578

Leisure Products – 0.2%
80,836	Brunswick Corp.	4,094,343

Life Sciences Tools & Services – 1.7%
67,553	Agilent Technologies, Inc.	4,595,631
31,032	Mettler-Toledo International, Inc.*	21,183,374
26,892	Thermo Fisher Scientific, Inc.	5,212,476

		30,991,481

Machinery – 3.7%
459,843	Allison Transmission Holdings, Inc.	19,538,729
208,712	Caterpillar, Inc.	28,343,090
51,393	Colfax Corp.*	2,143,602
28,996	Cummins, Inc.	5,128,812
220,355	The Toro Co.	13,849,312

		69,003,545

Media – 1.1%
151,878	Comcast Corp. Class A	5,472,164
33,741	Live Nation Entertainment, Inc.*	1,477,181
667,610	The Interpublic Group of Cos., Inc.	12,851,493

		19,800,838

Metals & Mining – 0.7%
342,082	Steel Dynamics, Inc.	12,728,871

Oil, Gas & Consumable Fuels – 3.1%
26,011	Andeavor	2,763,409
156,425	Chevron Corp.	18,128,093
21,451	Newfield Exploration Co.*	660,476
202,308	Phillips 66	18,426,213
239,231	Valero Energy Corp.	18,872,933

		58,851,124

Pharmaceuticals – 0.6%
211,031	Merck & Co., Inc.	11,625,698

Professional Services – 0.7%
54,250	Equifax, Inc.	5,887,752
178,485	IHS Markit Ltd.*	7,605,246

		13,492,998

Real Estate Management & Development – 0.2%
3,582	Jones Lang LaSalle, Inc.	463,833
91,926	Realogy Holdings Corp.	2,971,968

		3,435,801

Road & Rail – 1.1%
234,052	CSX Corp.	11,803,242
56,515	Old Dominion Freight Line, Inc.	6,845,662
10,088	Union Pacific Corp.	1,168,090

		19,816,994

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 5.1%
478,955	Applied Materials, Inc.	$27,027,431
98,611	Broadcom Ltd.	26,024,429
48,922	Lam Research Corp.	10,203,661
392,369	Maxim Integrated Products, Inc.	20,615,067
195,937	Micron Technology, Inc.*	8,681,968
51,029	Microsemi Corp.*	2,723,418
36,999	ON Semiconductor Corp.*	788,819

		96,064,793

Software – 9.2%
32,145	Activision Blizzard, Inc.	2,105,176
93,707	Adobe Systems, Inc.*	16,413,718
20,914	ANSYS, Inc.*	2,859,153
49,309	Autodesk, Inc.*	6,161,653
460,955	Cadence Design Systems, Inc.*	19,894,818
185,554	Citrix Systems, Inc.*	15,328,616
203,252	Electronic Arts, Inc.*	24,308,939
5,166	Intuit, Inc.	780,169
906,137	Microsoft Corp.	75,372,476
24,651	Nuance Communications, Inc.*	363,356
70,910	Red Hat, Inc.*	8,568,055

		172,156,129

Specialty Retail – 2.7%
81,846	Burlington Stores, Inc.*	7,684,521
336,147	Lowe’s Cos., Inc.	26,874,953
244,460	Sally Beauty Holdings, Inc.*	4,231,602
71,285	The Home Depot, Inc.	11,817,627
3,011	Ulta Salon, Cosmetics & Fragrance, Inc.*	607,590

		51,216,293

Technology Hardware, Storage & Peripherals – 7.1%
675,918	Apple, Inc.(a)	114,257,179
218,446	Western Digital Corp.	19,500,674

		133,757,853

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 0.2%
58,510	Skechers U.S.A., Inc. Class A*	1,867,638
43,822	Tapestry, Inc.	1,794,511

		3,662,149

TOTAL COMMON STOCKS
(Cost $1,603,257,537)		$1,845,438,050

Shares	Distribution Rate	Value
Investment Company(b) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,014,724	0.932%	$2,014,724
(Cost $2,014,724)

TOTAL INVESTMENTS – 98.6%
(Cost $1,605,272,261)		$1,847,452,774

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		26,642,621

NET ASSETS – 100.0%		$1,874,095,395

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Represents an affiliated issuer.

Investment Abbreviation:
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	27	12/15/17	$3,473,145	$34,566

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments

October 31, 2017

Shares	Description	Value
Common Stocks – 98.7%
Aerospace & Defense – 1.1%
23,465	Arconic, Inc.	$589,441
14,486	The Boeing Co.	3,737,098

		4,326,539

Airlines* – 0.0%
8,064	JetBlue Airways Corp.	154,426

Auto Components – 3.2%
69,772	BorgWarner, Inc.	3,678,380
38,751	Delphi Automotive PLC	3,851,074
37,128	Gentex Corp.	720,654
22,657	Lear Corp.	3,978,343

		12,228,451

Automobiles – 1.2%
108,418	General Motors Co.	4,659,806

Banks – 10.5%
170,455	Bank of America Corp.	4,668,762
33,405	Citigroup, Inc.	2,455,268
115,981	Citizens Financial Group, Inc.	4,408,438
53,904	Comerica, Inc.	4,235,237
71,772	JPMorgan Chase & Co.	7,220,981
279,093	Regions Financial Corp.	4,320,360
78,751	SunTrust Banks, Inc.	4,741,598
17,958	SVB Financial Group*	3,937,830
70,408	Wells Fargo & Co.	3,952,705

		39,941,179

Beverages – 1.1%
50,543	Molson Coors Brewing Co. Class B	4,087,412

Biotechnology – 3.1%
10,367	Alexion Pharmaceuticals, Inc.*	1,240,515
34,717	Amgen, Inc.	6,083,113
12,742	Biogen, Inc.*	3,971,172
20,260	Exelixis, Inc.*	502,245

		11,797,045

Building Products – 1.5%
8,460	Fortune Brands Home & Security, Inc.	558,868
98,305	Masco Corp.	3,914,505
16,405	Owens Corning	1,356,529

		5,829,902

Capital Markets – 3.4%
12,449	Ameriprise Financial, Inc.	1,948,766
43,880	BGC Partners, Inc. Class A	665,660
47,771	Intercontinental Exchange, Inc.	3,157,663
2,035	MarketAxess Holdings, Inc.	354,090
47,172	Nasdaq, Inc.	3,427,046
27,890	Raymond James Financial, Inc.	2,364,514
9,142	State Street Corp.	841,064

		12,758,803

Common Stocks – (continued)
Chemicals – 1.4%
83,443	Huntsman Corp.	2,671,845
14,300	LyondellBasell Industries NV Class A	1,480,479
9,949	PPG Industries, Inc.	1,156,472

		5,308,796

Communications Equipment – 1.2%
60,208	ARRIS International PLC*	1,715,928
44,987	Cisco Systems, Inc.	1,536,306
10,122	F5 Networks, Inc.*	1,227,495

		4,479,729

Construction & Engineering – 0.4%
14,339	AECOM*	502,725
27,274	Fluor Corp.	1,175,237

		1,677,962

Consumer Finance – 2.6%
158,602	Ally Financial, Inc.	4,144,270
21,724	Capital One Financial Corp.	2,002,518
114,014	Synchrony Financial	3,719,137

		9,865,925

Containers & Packaging – 1.5%
43,076	Graphic Packaging Holding Co.	667,247
58,457	Sealed Air Corp.	2,585,553
42,694	WestRock Co.	2,618,423

		5,871,223

Distributors* – 0.1%
9,037	LKQ Corp.	340,604

Diversified Financial Services – 3.3%
39,314	Berkshire Hathaway, Inc. Class B*	7,349,359
138,752	Leucadia National Corp.	3,510,426
44,909	Voya Financial, Inc.	1,803,545

		12,663,330

Diversified Telecommunication Services – 0.8%
85,309	AT&T, Inc.	2,870,648

Electric Utilities – 1.3%
82,995	PG&E Corp.	4,794,621

Electrical Equipment – 0.5%
30,593	AMETEK, Inc.	2,064,722

Electronic Equipment, Instruments & Components – 0.9%
9,570	Flex Ltd.*	170,346
108,900	Jabil, Inc.	3,079,692

		3,250,038

Energy Equipment & Services – 0.1%
7,624	Baker Hughes a GE Co.	239,622

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – 3.9%
180,907	American Homes 4 Rent Class A	$3,849,701
26,986	American Tower Corp.	3,877,079
22,833	Apple Hospitality REIT, Inc.	432,457
7,740	CubeSmart	210,683
216,239	Host Hotels & Resorts, Inc.	4,229,635
5,649	Iron Mountain, Inc.	225,960
6,395	Piedmont Office Realty Trust, Inc. Class A	123,679
26,400	Prologis, Inc.	1,704,912
6,538	Retail Properties of America, Inc. Class A	79,894

		14,734,000

Food & Staples Retailing – 2.1%
43,808	CVS Health Corp.	3,002,162
145,708	US Foods Holding Corp.*	3,974,914
1,655	Wal-Mart Stores, Inc.	144,498
15,837	Walgreens Boots Alliance, Inc.	1,049,518

		8,171,092

Food Products – 3.2%
104,080	Archer-Daniels-Midland Co.	4,253,750
47,993	Bunge Ltd.	3,300,958
120,553	Conagra Brands, Inc.	4,118,090
4,171	Ingredion, Inc.	522,835

		12,195,633

Health Care Equipment & Supplies – 3.1%
73,368	Baxter International, Inc.	4,730,035
61,103	Danaher Corp.	5,637,974
5,192	The Cooper Cos., Inc.	1,247,430

		11,615,439

Health Care Providers & Services – 4.1%
10,216	Anthem, Inc.	2,137,289
38,010	Centene Corp.*	3,560,397
4,011	Cigna Corp.	791,049
14,936	Humana, Inc.	3,813,908
11,256	UnitedHealth Group, Inc.	2,366,236
14,261	WellCare Health Plans, Inc.*	2,819,970

		15,488,849

Hotels, Restaurants & Leisure – 2.4%
2,173	Carnival Corp.	144,265
17,921	Hilton Worldwide Holdings, Inc.	1,295,330
54,963	International Game Technology PLC	1,291,631
31,789	Las Vegas Sands Corp.	2,014,787
34,887	Royal Caribbean Cruises Ltd.	4,317,964

		9,063,977

Household Durables – 1.1%
132,577	PulteGroup, Inc.	4,007,803

Household Products – 3.1%
72,215	Colgate-Palmolive Co.	5,087,547

Common Stocks – (continued)
Household Products – (continued)
33,507	Kimberly-Clark Corp.	3,769,873
34,554	The Procter & Gamble Co.	2,983,392

		11,840,812

Independent Power and Renewable Electricity Producers – 1.0%
350,481	AES Corp.	3,725,613

Industrial Conglomerates – 0.2%
40,935	General Electric Co.	825,250

Insurance – 3.2%
11,201	Aon PLC	1,606,559
61,799	Arthur J Gallagher & Co.	3,913,731
16,942	Brown & Brown, Inc.	844,389
49,023	Torchmark Corp.	4,124,305
1,774	White Mountains Insurance Group Ltd.	1,577,352

		12,066,336

Internet Software & Services – 0.6%
5,465	MercadoLibre, Inc.	1,313,294
9,219	VeriSign, Inc.*	991,227

		2,304,521

IT Services – 1.8%
46,898	Conduent, Inc.*	725,981
33,100	International Business Machines Corp.	5,099,386
53,084	Sabre Corp.	1,038,323

		6,863,690

Leisure Products – 0.1%
7,898	Brunswick Corp.	400,034

Life Sciences Tools & Services – 0.7%
3,452	Agilent Technologies, Inc.	234,840
451	Mettler-Toledo International, Inc.*	307,866
10,351	Thermo Fisher Scientific, Inc.	2,006,334

		2,549,040

Machinery – 2.3%
52,686	Allison Transmission Holdings, Inc.	2,238,628
29,232	Caterpillar, Inc.	3,969,706
47,417	Colfax Corp.*	1,977,763
2,275	Cummins, Inc.	402,402

		8,588,499

Media – 0.7%
145,197	The Interpublic Group of Cos., Inc.	2,795,042

Metals & Mining – 0.3%
10,267	Freeport-McMoRan, Inc.*	143,533
28,820	Steel Dynamics, Inc.	1,072,392

		1,215,925

Mortgage Real Estate Investment Trusts (REITs) – 0.5%
89,000	MFA Financial, Inc.	733,360
114,776	Two Harbors Investment Corp.	1,124,805

		1,858,165

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Multi-Utilities – 1.6%
67,702	CMS Energy Corp.	$3,274,746
34,715	MDU Resources Group, Inc.	949,455
55,999	NiSource, Inc.	1,476,694
8,151	SCANA Corp.	351,634

		6,052,529

Oil, Gas & Consumable Fuels – 10.4%
36,645	Andeavor	3,893,165
92,352	Chevron Corp.	10,702,673
20,729	ConocoPhillips	1,060,288
27,114	CONSOL Energy, Inc.*	437,349
85,447	Exxon Mobil Corp.	7,122,007
63,542	HollyFrontier Corp.	2,347,877
180,942	Marathon Oil Corp.	2,572,995
9,873	Marathon Petroleum Corp.	589,813
55,520	Phillips 66	5,056,762
840	Pioneer Natural Resources Co.	125,723
63,154	Valero Energy Corp.	4,982,219
21,454	World Fuel Services Corp.	596,421

		39,487,292

Pharmaceuticals – 5.8%
8,447	Allergan PLC	1,497,062
61,680	Bristol-Myers Squibb Co.	3,803,189
44,121	Johnson & Johnson	6,150,908
138,052	Merck & Co., Inc.	7,605,285
80,430	Pfizer, Inc.	2,819,876

		21,876,320

Professional Services* – 0.1%
6,729	IHS Markit Ltd.	286,723

Real Estate Management & Development – 1.1%
4,175	Jones Lang LaSalle, Inc.	540,621
118,032	Realogy Holdings Corp.	3,815,974

		4,356,595

Road & Rail – 1.1%
38,511	CSX Corp.	1,942,110
5,645	Kansas City Southern	588,322
3,054	Norfolk Southern Corp.	401,356
14,635	Ryder System, Inc.	1,186,606

		4,118,394

Semiconductors & Semiconductor Equipment – 1.6%
49,326	Applied Materials, Inc.	2,783,466
61,284	Intel Corp.	2,787,809
13,917	Micron Technology, Inc.*	616,663

		6,187,938

Software – 1.2%
3,184	Citrix Systems, Inc.*	263,030
31,820	Electronic Arts, Inc.*	3,805,672
11,444	Nuance Communications, Inc.*	168,685
5,788	Oracle Corp.	294,609

		4,531,996

Common Stocks – (continued)
Specialty Retail* – 0.3%
8,929	Burlington Stores, Inc.	838,344
12,777	Sally Beauty Holdings, Inc.	221,170

		1,059,514

Technology Hardware, Storage & Peripherals – 1.6%
59,567	HP, Inc.	1,283,669
51,911	Western Digital Corp.	4,634,095

		5,917,764

Tobacco – 0.3%
11,885	Philip Morris International, Inc.	1,243,646

TOTAL COMMON STOCKS
(Cost $356,721,173)		$374,639,214

TOTAL INVESTMENTS – 98.7%
(Cost $356,721,173)		$374,639,214

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		5,083,446

NET ASSETS – 100.0%		$379,722,660

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2017

Shares	Description	Value
Common Stocks – 97.8%
Aerospace & Defense – 1.4%
15,011	Curtiss-Wright Corp.	$1,775,051
1,490	Ducommun, Inc.*	49,125
19,969	Esterline Technologies Corp.*	1,894,060
21,058	Triumph Group, Inc.	653,851

		4,372,087

Air Freight & Logistics – 0.1%
4,202	Forward Air Corp.	241,363

Auto Components – 1.4%
16,277	Cooper-Standard Holdings, Inc.*	1,814,560
14,563	Stoneridge, Inc.*	331,163
33,783	Tenneco, Inc.	1,963,130
1,646	Tower International, Inc.	50,038

		4,158,891

Banks – 7.0%
826	Bancfirst Corp.	45,141
6,051	Banner Corp.	346,843
25,184	Cathay General Bancorp	1,052,691
45,608	Central Pacific Financial Corp.	1,419,321
59,209	CVB Financial Corp.	1,412,727
8,880	Fidelity Southern Corp.	194,738
51,878	First Busey Corp.	1,614,443
5,327	First Citizens BancShares, Inc. Class A	2,157,435
18,146	First Commonwealth Financial Corp.	264,206
5,419	First Financial Corp.	257,402
9,589	First Foundation, Inc.*	177,492
4,116	First Interstate BancSystem, Inc. Class A	161,759
4,980	Green Bancorp, Inc.*	110,307
37,211	Hanmi Financial Corp.	1,144,238
765	Heartland Financial USA, Inc.	37,676
38,684	Hilltop Holdings, Inc.	911,395
4,118	Home BancShares, Inc.	92,573
7,696	IBERIABANK Corp.	567,580
48,369	International Bancshares Corp.	1,963,781
3,915	National Commerce Corp.*	159,536
6,514	NBT Bancorp, Inc.	248,444
7,392	Northeast Bancorp	190,344
43,272	OFG Bancorp(a)	385,121
22,759	Pacific Premier Bancorp, Inc.*	919,464
2,751	Peapack Gladstone Financial Corp.	95,432
20,230	Seacoast Banking Corp. of Florida*	501,502
3,221	Sierra Bancorp	85,228
36,718	TriCo Bancshares	1,520,860
21,038	UMB Financial Corp.	1,546,924
17,308	United Bankshares, Inc.	622,223
12,240	Wintrust Financial Corp.	994,990

		21,201,816

Beverages – 0.5%
2,697	Coca-Cola Bottling Co. Consolidated	608,335
10,286	National Beverage Corp.	1,007,000

		1,615,335

Common Stocks – (continued)
Biotechnology* – 6.5%
28,759	Acceleron Pharma, Inc.	1,121,601
76,889	Akebia Therapeutics, Inc.	1,395,535
34,064	AMAG Pharmaceuticals, Inc.	534,805
11,277	Amicus Therapeutics, Inc.	160,584
58,784	Array BioPharma, Inc.	614,293
14,052	BioSpecifics Technologies Corp.	643,160
5,807	Bluebird Bio, Inc.	807,754
11,287	Calithera Biosciences, Inc.	181,721
25,725	ChemoCentryx, Inc.	169,013
6,538	Cytokinetics, Inc.	89,244
53,930	CytomX Therapeutics, Inc.	1,078,600
6,001	Editas Medicine, Inc.(a)	148,825
5,276	Enanta Pharmaceuticals, Inc.	262,059
12,574	Epizyme, Inc.	209,986
6,148	Exact Sciences Corp.	338,079
28,191	FibroGen, Inc.	1,574,467
55,097	Genomic Health, Inc.	1,806,631
39,078	Halozyme Therapeutics, Inc.(a)	692,853
16,731	Ignyta, Inc.	257,657
4,771	Loxo Oncology, Inc.	411,069
40,167	MiMedx Group, Inc.(a)	509,318
187,239	PDL BioPharma, Inc.	554,227
11,301	Pieris Pharmaceuticals, Inc.	57,070
14,814	Portola Pharmaceuticals, Inc.	731,960
29,891	PTC Therapeutics, Inc.	560,157
1,134	Puma Biotechnology, Inc.	144,358
14,934	Repligen Corp.	555,545
42,692	Retrophin, Inc.	1,061,750
4,418	Sage Therapeutics, Inc.	279,571
92,231	Sangamo Therapeutics, Inc.	1,143,664
1,402	Sarepta Therapeutics, Inc.	69,133
5,217	Spark Therapeutics, Inc.	422,055
58,392	Spectrum Pharmaceuticals, Inc.	1,143,899

		19,730,643

Building Products* – 1.1%
10,788	Caesarstone Ltd.	305,300
66,727	Continental Building Products, Inc.	1,781,611
15,370	Masonite International Corp.	1,031,327
2,080	Trex Co., Inc.	227,656

		3,345,894

Capital Markets – 3.0%
26,791	Evercore, Inc. Class A	2,145,959
8,554	GAMCO Investors, Inc. Class A	247,724
41,930	Houlihan Lokey, Inc.	1,745,546
68,722	Investment Technology Group, Inc.	1,612,905
34,849	Moelis & Co. Class A	1,489,795
26,663	Piper Jaffray Cos.	1,949,065

		9,190,994

Chemicals – 2.5%
14,105	A. Schulman, Inc.	554,326
12,801	Chase Corp.	1,520,119
21,152	Ferro Corp.*	503,841
35,217	Innophos Holdings, Inc.	1,723,168

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Chemicals – (continued)
8,324	Koppers Holdings, Inc.*	$404,130
7,309	Kraton Corp.*	358,360
27,129	Minerals Technologies, Inc.	1,950,575
3,994	PolyOne Corp.	184,004
2,866	Stepan Co.	228,879

		7,427,402

Commercial Services & Supplies – 3.1%
48,160	Brady Corp. Class A	1,832,488
15,893	Essendant, Inc.	153,844
74,173	Kimball International, Inc. Class B	1,421,896
18,208	Matthews International Corp. Class A	1,144,373
43,678	McGrath RentCorp	1,952,407
24,505	MSA Safety, Inc.	1,948,147
25,216	Quad Graphics, Inc.	574,673
19,762	Steelcase, Inc. Class A	287,537
1,675	VSE Corp.	82,243

		9,397,608

Communications Equipment – 1.1%
3,346	Applied Optoelectronics, Inc.*	136,316
31,032	Comtech Telecommunications Corp.	667,498
93,336	Extreme Networks, Inc.*	1,120,032
49,234	NetScout Systems, Inc.*	1,398,246

		3,322,092

Construction & Engineering – 1.5%
22,150	Argan, Inc.	1,522,812
1,369	Comfort Systems USA, Inc.	60,647
19,426	EMCOR Group, Inc.	1,563,987
1,801	Granite Construction, Inc.	114,706
49,199	Primoris Services Corp.	1,390,856

		4,653,008

Consumer Finance* – 0.9%
62,211	Enova International, Inc.	923,833
21,067	Green Dot Corp. Class A	1,192,814
87,181	LendingClub Corp.	496,060
2,916	Regional Management Corp.	71,996

		2,684,703

Diversified Consumer Services* – 1.0%
2,527	American Public Education, Inc.	50,540
20,883	Chegg, Inc.	323,895
64,959	Houghton Mifflin Harcourt Co.	643,094
57,027	K12, Inc.	924,978
21,464	Laureate Education, Inc. Class A	286,974
4,653	Sotheby’s	241,118
13,431	Weight Watchers International, Inc.	603,321

		3,073,920

Diversified Telecommunication Services – 1.4%
1,995	Cincinnati Bell, Inc.*	38,105
40,367	Cogent Communications Holdings, Inc.	2,175,781
76,651	Consolidated Communications Holdings, Inc.	1,469,400

Common Stocks – (continued)
Diversified Telecommunication Services – (continued)
14,130	ORBCOMM, Inc.*	159,810
34,829	Vonage Holdings Corp.*	283,160

		4,126,256

Electric Utilities – 0.3%
2,933	Otter Tail Corp.	134,771
14,021	Portland General Electric Co.	669,363

		804,134

Electrical Equipment – 0.3%
9,446	EnerSys	655,269
2,357	Generac Holdings, Inc.*	122,776
6,039	Thermon Group Holdings, Inc.*	129,899

		907,944

Electronic Equipment, Instruments & Components – 3.6%
56,525	AVX Corp.	1,064,931
53,821	Benchmark Electronics, Inc.*	1,665,760
6,843	Daktronics, Inc.	70,278
29,723	Electro Scientific Industries, Inc.*	531,744
35,359	Kimball Electronics, Inc.*	777,898
4,284	Methode Electronics, Inc.	200,919
15,789	Rogers Corp.*	2,401,191
29,525	Sanmina Corp.*	966,206
52,236	TTM Technologies, Inc.*	824,284
101,863	Vishay Intertechnology, Inc.	2,266,452

		10,769,663

Energy Equipment & Services – 2.4%
49,464	Exterran Corp.*	1,596,203
115,567	Fairmount Santrol Holdings, Inc.*(a)	498,094
280,839	McDermott International, Inc.*	1,859,154
23,430	Newpark Resources, Inc.*	205,012
42,974	Oil States International, Inc.*	990,551
73,524	Pioneer Energy Services Corp.*	139,696
3,166	RigNet, Inc.*	55,247
55,759	Smart Sand, Inc.*(a)	400,907
61,264	Superior Energy Services, Inc.*	540,348
22,635	Unit Corp.*	423,727
15,664	US Silica Holdings, Inc.	477,909

		7,186,848

Equity Real Estate Investment Trusts (REITs) – 6.7%
168,151	DiamondRock Hospitality Co.	1,826,120
17,896	Education Realty Trust, Inc.	624,570
67,303	First Industrial Realty Trust, Inc.	2,078,317
61,397	Hersha Hospitality Trust	1,086,113
26,984	Kite Realty Group Trust	504,331
14,648	PS Business Parks, Inc.	1,938,370
34,702	QTS Realty Trust, Inc. Class A	2,007,511
16,255	Quality Care Properties, Inc.*	257,317
60,721	RAIT Financial Trust	32,486
59,871	Rexford Industrial Realty, Inc.	1,777,570
20,368	Ryman Hospitality Properties, Inc.	1,346,936
122,911	Sunstone Hotel Investors, Inc.	2,005,907

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
24,909	Terreno Realty Corp.	$914,658
83,794	Tier REIT, Inc.	1,639,849
5,699	UMH Properties, Inc.	85,143
2,739	Urstadt Biddle Properties Class A	59,518
90,803	Xenia Hotels & Resorts, Inc.	1,975,873

		20,160,589

Food & Staples Retailing – 0.2%
3,713	Ingles Markets, Inc. Class A	86,513
20,562	Smart & Final Stores, Inc.*	123,372
16,737	Village Super Market, Inc. Class A	401,521
1,557	Weis Markets, Inc.	60,458

		671,864

Food Products – 1.0%
4,490	Darling Ingredients, Inc.*	81,943
31,530	Dean Foods Co.	307,418
36,443	Fresh Del Monte Produce, Inc.	1,622,078
879	J&J Snack Foods Corp.	117,056
4,251	John B. Sanfilippo & Son, Inc.	250,171
1,524	Lancaster Colony Corp.	190,835
3,678	Sanderson Farms, Inc.	550,118

		3,119,619

Gas Utilities – 0.1%
5,693	South Jersey Industries, Inc.	193,391

Health Care Equipment & Supplies – 1.7%
1,057	Analogic Corp.	84,877
21,290	Anika Therapeutics, Inc.*	1,163,073
13,071	AtriCure, Inc.*	280,242
737	Cantel Medical Corp.	72,285
13,564	Halyard Health, Inc.*	571,722
5,242	Heska Corp.*	511,095
23,505	Masimo Corp.*	2,062,799
4,579	Orthofix International NV*	246,030

		4,992,123

Health Care Providers & Services – 1.7%
14,555	Aceto Corp.	146,569
1,532	Amedisys, Inc.*	73,704
4,472	HealthEquity, Inc.*	224,584
4,899	LHC Group, Inc.*	327,302
21,580	Magellan Health, Inc.*	1,840,774
17,842	Molina Healthcare, Inc.*	1,210,223
6,720	National Healthcare Corp.	430,080
39,678	Triple-S Management Corp. Class B*	952,669

		5,205,905

Health Care Technology* – 0.6%
46,111	Allscripts Healthcare Solutions, Inc.	621,576
4,387	Medidata Solutions, Inc.	330,034
3,775	Omnicell, Inc.	187,995
27,936	Quality Systems, Inc.	393,060
4,565	Vocera Communications, Inc.	128,824

		1,661,489

Common Stocks – (continued)
Hotels, Restaurants & Leisure – 1.8%
6,748	Century Casinos, Inc.*	55,671
34,915	International Speedway Corp. Class A	1,356,448
1,953	Marriott Vacations Worldwide Corp.	257,054
6,614	Monarch Casino & Resort, Inc.*	295,050
48,054	Penn National Gaming, Inc.*	1,253,729
8,436	Pinnacle Entertainment, Inc.*	218,239
39,353	Scientific Games Corp. Class A*	1,873,203

		5,309,394

Household Durables – 1.6%
12,472	Beazer Homes USA, Inc.*	261,663
53,694	KB Home	1,472,826
52,244	MDC Holdings, Inc.	1,935,118
8,366	The New Home Co, Inc.*	97,297
16,772	TopBuild Corp.*	1,106,784

		4,873,688

Household Products* – 0.2%
20,258	Central Garden & Pet Co. Class A	747,723

Independent Power and Renewable Electricity Producers – 0.7%
29,645	Ormat Technologies, Inc.	1,924,850
2,185	Pattern Energy Group, Inc.	50,408

		1,975,258

Insurance – 2.9%
75,878	American Equity Investment Life Holding Co.	2,239,160
28,388	Argo Group International Holdings Ltd.	1,787,025
11,148	FBL Financial Group, Inc. Class A	862,298
131,465	Genworth Financial, Inc. Class A*	435,149
27,458	Health Insurance Innovations, Inc. Class A*(a)	590,347
13,526	James River Group Holdings Ltd.	572,420
48,453	Maiden Holdings Ltd.	399,737
42,149	Stewart Information Services Corp.	1,599,133
6,471	Trupanion, Inc.*(a)	182,223

		8,667,492

Internet & Direct Marketing Retail – 0.6%
65,376	Liberty TripAdvisor Holdings, Inc. Class A*	706,061
20,846	Nutrisystem, Inc.	1,041,258

		1,747,319

Internet Software & Services – 3.4%
4,037	Actua Corp.*	62,372
16,826	Appfolio, Inc. Class A*	772,313
67,572	Blucora, Inc.*	1,466,312
34,033	Box, Inc. Class A*	747,024
34,985	CommerceHub, Inc. Class C*	746,230
23,708	Cornerstone OnDemand, Inc.*	909,439
37,413	Etsy, Inc.*	624,797
24,718	Five9, Inc.*	623,635
14,212	Hortonworks, Inc.*	234,640
35,965	New Relic, Inc.*	1,846,084

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Internet Software & Services – (continued)
62,273	NIC, Inc.	$1,058,641
8,424	TrueCar, Inc.*(a)	136,300
23,589	Web.com Group, Inc.*	568,495
12,798	Yelp, Inc.*	597,923

		10,394,205

IT Services – 1.6%
21,755	Convergys Corp.	559,756
32,545	CSG Systems International, Inc.	1,377,955
26,320	Everi Holdings, Inc.*	218,193
49,123	EVERTEC, Inc.	736,845
3,869	MAXIMUS, Inc.	257,018
5,520	Perficient, Inc.*	107,364
5,839	Sykes Enterprises, Inc.*	168,981
88,931	Travelport Worldwide Ltd.	1,395,327

		4,821,439

Leisure Products – 1.4%
122,525	Callaway Golf Co.	1,768,035
2,804	Johnson Outdoors, Inc. Class A	210,889
32,730	Malibu Boats, Inc. Class A*	1,021,176
22,032	MCBC Holdings, Inc.*	503,872
30,279	Vista Outdoor, Inc.*	633,134

		4,137,106

Life Sciences Tools & Services* – 0.7%
32,796	Cambrex Corp.	1,418,427
6,910	PRA Health Sciences, Inc.	562,681

		1,981,108

Machinery – 2.5%
3,968	Alamo Group, Inc.	418,624
11,183	Harsco Corp.*	237,639
34,520	Hillenbrand, Inc.	1,365,266
9,308	Hurco Cos., Inc.	416,533
16,303	Kadant, Inc.	1,852,021
11,451	Kennametal, Inc.	499,836
7,734	Milacron Holdings Corp.*	138,825
10,212	Miller Industries, Inc.	288,489
6,121	Rexnord Corp.*	156,208
1,901	SPX FLOW, Inc.*	78,378
15,226	TriMas Corp.*	404,250
78,189	Wabash National Corp.	1,759,253

		7,615,322

Media – 0.4%
55,838	Gannett Co., Inc.	485,791
10,461	MSG Networks, Inc. Class A*	181,498
36,787	New Media Investment Group, Inc.	587,489
3,408	tronc, Inc.*	50,387

		1,305,165

Metals & Mining – 1.8%
41,827	Carpenter Technology Corp.	2,082,566
17,740	Haynes International, Inc.	632,963
20,513	Materion Corp.	1,053,343

Common Stocks – (continued)
Metals & Mining – (continued)
57,685	Schnitzer Steel Industries, Inc. Class A	1,698,823
2,184	Worthington Industries, Inc.	99,372

		5,567,067

Mortgage Real Estate Investment Trusts (REITs) – 0.8%
39,083	AG Mortgage Investment Trust, Inc.	735,151
58,519	Anworth Mortgage Asset Corp.	327,121
6,085	Cherry Hill Mortgage Investment Corp.	110,808
13,393	Invesco Mortgage Capital, Inc.	230,627
29,446	MTGE Investment Corp.	532,973
20,759	Redwood Trust, Inc.	326,124

		2,262,804

Multi-Utilities – 0.3%
18,914	Unitil Corp.	983,528

Multiline Retail* – 0.1%
7,081	Ollie’s Bargain Outlet Holdings, Inc.	316,167

Oil, Gas & Consumable Fuels – 2.5%
23,407	Arch Coal, Inc. Class A	1,788,763
29,304	Clean Energy Fuels Corp.*	68,864
38,389	CVR Energy, Inc.(a)	1,053,778
18,833	Delek US Holdings, Inc.	490,600
230,199	Denbury Resources, Inc.*	283,145
17,153	Energy XXI Gulf Coast, Inc.*	146,658
12,380	EP Energy Corp. Class A*(a)	33,426
23,631	Pacific Ethanol, Inc.*	113,429
6,637	Par Pacific Holdings, Inc.*	139,311
37,935	Peabody Energy Corp.*	1,171,812
29,070	Renewable Energy Group, Inc.*	351,747
15,265	REX American Resources Corp.*	1,346,068
15,729	Stone Energy Corp.*	462,747
12,863	Ultra Petroleum Corp.*	102,132

		7,552,480

Paper & Forest Products – 0.9%
27,624	KapStone Paper & Packaging Corp.	620,435
80,719	Louisiana-Pacific Corp.*	2,193,942

		2,814,377

Personal Products – 0.2%
10,058	Inter Parfums, Inc.	465,685
3,500	Medifast, Inc.	218,400
988	USANA Health Sciences, Inc.*	64,912

		748,997

Pharmaceuticals – 1.6%
56,188	Catalent, Inc.*	2,393,047
5,690	Corcept Therapeutics, Inc.*	112,036
43,769	Innoviva, Inc.*	535,733
2,849	Intersect ENT, Inc.*	84,473
44,330	Phibro Animal Health Corp. Class A	1,669,024

		4,794,313

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Professional Services – 2.9%
6,599	Barrett Business Services, Inc.	$401,153
50,788	CBIZ, Inc.*	860,857
11,662	CRA International, Inc.	492,836
1,211	Forrester Research, Inc.	52,921
10,296	ICF International, Inc.*	552,895
46,003	Kelly Services, Inc. Class A	1,210,339
19,404	Korn/Ferry International	811,669
9,590	Navigant Consulting, Inc.*	166,003
24,642	On Assignment, Inc.*	1,508,583
68,272	RPX Corp.*	888,902
34,820	TriNet Group, Inc.*	1,208,950
8,173	WageWorks, Inc.*	521,029

		8,676,137

Real Estate Management & Development* – 0.0%
6,735	The St. Joe Co.	119,883

Road & Rail – 2.0%
24,087	Avis Budget Group, Inc.*	993,589
69,908	Heartland Express, Inc.	1,491,138
79,907	Marten Transport Ltd.	1,570,172
52,969	Werner Enterprises, Inc.	1,888,345

		5,943,244

Semiconductors & Semiconductor Equipment – 4.7%
56,984	Amkor Technology, Inc.*	659,305
1,881	Axcelis Technologies, Inc.*	61,885
23,271	Cabot Microelectronics Corp.	2,249,607
8,589	Cirrus Logic, Inc.*	480,984
55,434	Diodes, Inc.*	1,903,603
74,889	Entegris, Inc.	2,452,615
39,145	FormFactor, Inc.*	712,439
23,171	MKS Instruments, Inc.	2,517,529
129,981	Photronics, Inc.*	1,260,816
12,976	Rudolph Technologies, Inc.*	360,084
14,574	Silicon Laboratories, Inc.*	1,383,073

		14,041,940

Software* – 2.6%
34,571	Aspen Technology, Inc.	2,230,521
30,109	Bottomline Technologies de, Inc.	980,349
12,989	HubSpot, Inc.	1,124,198
31,361	Imperva, Inc.	1,339,115
8,039	MicroStrategy, Inc. Class A	1,063,238
17,149	Paylocity Holding Corp.	915,928
13,426	The Rubicon Project, Inc.	47,796

		7,701,145

Specialty Retail – 2.2%
5,818	America’s Car-Mart, Inc.*	249,301
123,491	American Eagle Outfitters, Inc.	1,607,853
29,234	Asbury Automotive Group, Inc.*	1,794,968
4,571	Caleres, Inc.	124,926
49,621	Express, Inc.*	335,934
7,031	Haverty Furniture Cos., Inc.	167,689
122,144	Pier 1 Imports, Inc.	508,119

Common Stocks – (continued)
Specialty Retail – (continued)
52,064	Sleep Number Corp.*	1,692,080
9,627	Sonic Automotive, Inc. Class A	191,096

		6,671,966

Textiles, Apparel & Luxury Goods – 1.4%
25,502	Deckers Outdoor Corp.*	1,740,257
84,555	Fossil Group, Inc.*(a)	666,293
968	Oxford Industries, Inc.	62,533
27,550	Steven Madden Ltd.*	1,074,450
19,137	Unifi, Inc.*	728,163

		4,271,696

Thrifts & Mortgage Finance – 2.6%
8,467	BankFinancial Corp.	134,117
61,749	Beneficial Bancorp, Inc.	1,018,859
21,020	Federal Agricultural Mortgage Corp. Class C	1,560,525
4,807	First Defiance Financial Corp.	260,539
8,966	Home Bancorp, Inc.	384,103
34,793	Meridian Bancorp, Inc.	685,422
6,685	Meta Financial Group, Inc.	583,266
123,645	TrustCo Bank Corp. NY	1,134,443
22,420	United Community Financial Corp.	206,937
34,917	Walker & Dunlop, Inc.*	1,916,594

		7,884,805

Trading Companies & Distributors – 1.8%
9,777	Applied Industrial Technologies, Inc.	622,306
2,233	CAI International, Inc.*	82,666
13,616	GMS, Inc.*	463,625
43,906	H&E Equipment Services, Inc.	1,446,264
15,316	MRC Global, Inc.*	262,669
42,930	Rush Enterprises, Inc. Class A*	2,179,985
25,906	Titan Machinery, Inc.*	385,740

		5,443,255

Water Utilities – 0.3%
6,620	American States Water Co.	355,825
1,283	Artesian Resources Corp. Class A	52,115
6,215	SJW Group	368,612

		776,552

Wireless Telecommunication Services – 0.2%
17,952	Boingo Wireless, Inc.*	419,718
9,669	Spok Holdings, Inc.	163,889

		583,607

TOTAL COMMON STOCKS
(Cost $263,982,713)		$294,944,763

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Distribution Rate	Value
Investment Company(b) – 0.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,888,255	0.932%	$1,888,255
(Cost $1,888,255)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $265,870,968)		$296,833,018

Securities Lending Reinvestment Vehicle(b) – 1.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,814,124	0.932%	$3,814,124
(Cost $3,814,124)

TOTAL INVESTMENTS – 99.7%
(Cost $269,685,092)		$300,647,142

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		1,037,974

NET ASSETS – 100.0%		$301,685,116

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments

October 31, 2017

Shares	Description	Value
Common Stocks – 97.0%
Aerospace & Defense – 1.0%
27,087	Curtiss-Wright Corp.	$3,203,038
26,146	Esterline Technologies Corp.*	2,479,948
5,448	Moog, Inc. Class A*	478,116

		6,161,102

Air Freight & Logistics – 0.2%
17,431	Forward Air Corp.	1,001,237

Airlines* – 0.1%
15,157	Hawaiian Holdings, Inc.	507,760

Auto Components – 1.5%
27,957	Cooper-Standard Holdings, Inc.*	3,116,646
20,753	Dana, Inc.	632,759
6,646	Dorman Products, Inc.*	459,305
79,218	Tenneco, Inc.	4,603,358

		8,812,068

Banks – 1.9%
29,108	Central Pacific Financial Corp.	905,841
53,591	First Busey Corp.	1,667,752
8,012	First Citizens BancShares, Inc. Class A	3,244,860
6,754	First Foundation, Inc.*	125,016
8,379	Hanmi Financial Corp.	257,654
15,125	Home BancShares, Inc.	340,010
70,997	International Bancshares Corp.	2,882,478
2,993	National Commerce Corp.*	121,965
50,519	Pacific Premier Bancorp, Inc.*	2,040,968
1,916	TriCo Bancshares	79,361

		11,665,905

Beverages – 0.6%
3,172	Coca-Cola Bottling Co. Consolidated	715,476
30,510	National Beverage Corp.	2,986,929

		3,702,405

Biotechnology* – 9.9%
88,132	Acceleron Pharma, Inc.	3,437,148
178,494	Akebia Therapeutics, Inc.	3,239,666
18,929	AMAG Pharmaceuticals, Inc.	297,185
91,111	Amicus Therapeutics, Inc.	1,297,421
157,141	Array BioPharma, Inc.	1,642,123
3,324	Avexis, Inc.	347,391
22,823	BioSpecifics Technologies Corp.	1,044,609
11,305	Bluebird Bio, Inc.	1,572,525
20,468	Blueprint Medicines Corp.	1,359,485
41,819	Calithera Biosciences, Inc.	673,286
79,585	ChemoCentryx, Inc.	522,873
13,280	Clovis Oncology, Inc.	1,000,914
40,668	Cytokinetics, Inc.	555,118
135,871	CytomX Therapeutics, Inc.	2,717,420
29,876	Dyax Corp.(a)	89,628
31,722	Editas Medicine, Inc.(b)	786,706
51,029	Epizyme, Inc.	852,184
54,043	Exact Sciences Corp.	2,971,825
82,892	FibroGen, Inc.	4,629,518

Common Stocks – (continued)
Biotechnology* – (continued)
98,694	Genomic Health, Inc.	3,236,176
6,497	Global Blood Therapeutics, Inc.	258,581
152,757	Halozyme Therapeutics, Inc.(c)	2,708,382
71,753	Ignyta, Inc.	1,104,996
16,218	ImmunoGen, Inc.	94,064
5,426	Jounce Therapeutics, Inc.(b)	75,964
17,825	Loxo Oncology, Inc.	1,535,802
119,141	MiMedx Group, Inc.(b)	1,510,708
99,937	Pieris Pharmaceuticals, Inc.	504,682
54,018	Portola Pharmaceuticals, Inc.	2,669,029
66,265	PTC Therapeutics, Inc.	1,241,806
11,507	Puma Biotechnology, Inc.	1,464,841
16,433	REGENXBIO, Inc.	492,168
54,697	Repligen Corp.	2,034,728
51,785	Retrophin, Inc.	1,287,893
23,302	Sage Therapeutics, Inc.	1,474,551
257,727	Sangamo Therapeutics, Inc.	3,195,815
13,227	Sarepta Therapeutics, Inc.	652,223
24,074	Spark Therapeutics, Inc.	1,947,587
79,881	Spectrum Pharmaceuticals, Inc.	1,564,869
20,098	Ultragenyx Pharmaceutical, Inc.	926,317
17,610	Vanda Pharmaceuticals, Inc.	276,477

		59,294,684

Building Products* – 1.7%
32,679	Caesarstone Ltd.	924,816
142,000	Continental Building Products, Inc.	3,791,400
41,958	Masonite International Corp.	2,815,382
5,684	Ply Gem Holdings, Inc.	96,059
22,516	Trex Co., Inc.	2,464,376

		10,092,033

Capital Markets – 3.2%
60,948	Evercore, Inc. Class A	4,881,935
88,954	Houlihan Lokey, Inc.	3,703,155
131,690	Investment Technology Group, Inc.	3,090,764
77,515	Moelis & Co. Class A	3,313,766
47,771	Piper Jaffray Cos.	3,492,060
10,266	Westwood Holdings Group, Inc.	666,264

		19,147,944

Chemicals – 3.0%
38,746	A. Schulman, Inc.	1,522,718
22,686	Chase Corp.	2,693,962
77,366	Ferro Corp.*	1,842,858
11,595	Ingevity Corp.*	825,912
63,087	Innophos Holdings, Inc.	3,086,847
4,644	KMG Chemicals, Inc.	256,024
21,767	Koppers Holdings, Inc.*	1,056,788
20,514	Kraton Corp.*	1,005,801
52,366	Minerals Technologies, Inc.	3,765,115
33,774	PolyOne Corp.	1,555,968
7,953	Stepan Co.	635,127

		18,247,120

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Commercial Services & Supplies – 3.3%
98,140	Brady Corp. Class A	$3,734,227
153,081	Kimball International, Inc. Class B	2,934,563
54,754	Matthews International Corp. Class A	3,441,289
74,471	McGrath RentCorp	3,328,854
56,257	MSA Safety, Inc.	4,472,431
41,697	Quad Graphics, Inc.	950,275
75,012	Steelcase, Inc. Class A	1,091,424

		19,953,063

Communications Equipment – 1.1%
21,550	Applied Optoelectronics, Inc.*(b)	877,947
17,348	Comtech Telecommunications Corp.	373,155
259,835	Extreme Networks, Inc.*	3,118,020
9,813	InterDigital, Inc.	719,784
36,529	NetScout Systems, Inc.*	1,037,424
38,141	Oclaro, Inc.*(b)	315,426

		6,441,756

Construction & Engineering – 2.3%
49,721	Argan, Inc.	3,418,319
13,856	Comfort Systems USA, Inc.	613,821
59,092	EMCOR Group, Inc.	4,757,497
14,682	Granite Construction, Inc.	935,096
2,604	MasTec, Inc.*	113,404
129,977	Primoris Services Corp.	3,674,450

		13,512,587

Consumer Finance* – 1.1%
115,459	Enova International, Inc.	1,714,566
56,224	Green Dot Corp. Class A	3,183,403
265,501	LendingClub Corp.	1,510,701
7,323	Regional Management Corp.	180,805

		6,589,475

Diversified Consumer Services – 1.1%
79,891	Chegg, Inc.*	1,239,109
6,522	Collectors Universe, Inc.	161,485
182,864	Houghton Mifflin Harcourt Co.*	1,810,354
48,533	K12, Inc.*	787,205
19,951	Sotheby’s*	1,033,861
39,774	Weight Watchers International, Inc.*	1,786,648

		6,818,662

Diversified Telecommunication Services – 1.6%
86,321	Cogent Communications Holdings, Inc.	4,652,702
153,228	Consolidated Communications Holdings, Inc.	2,937,381
53,047	ORBCOMM, Inc.*	599,961
163,090	Vonage Holdings Corp.*	1,325,922

		9,515,966

Common Stocks – (continued)
Electrical Equipment – 0.4%
3,525	Allied Motion Technologies, Inc.	100,110
11,297	EnerSys	783,673
24,438	Generac Holdings, Inc.*	1,272,975

		2,156,758

Electronic Equipment, Instruments & Components – 2.2%
67,667	Benchmark Electronics, Inc.*	2,094,294
15,413	Electro Scientific Industries, Inc.*	275,739
5,703	Kimball Electronics, Inc.*	125,466
2,373	Littelfuse, Inc.	495,957
28,871	Methode Electronics, Inc.	1,354,050
32,518	Rogers Corp.*	4,945,337
128,118	TTM Technologies, Inc.*	2,021,702
80,766	Vishay Intertechnology, Inc.	1,797,043

		13,109,588

Energy Equipment & Services – 1.2%
43,532	Exterran Corp.*	1,404,778
284,893	Fairmount Santrol Holdings, Inc.*(b)	1,227,889
440,838	McDermott International, Inc.*	2,918,348
5,512	RigNet, Inc.*	96,184
102,126	Smart Sand, Inc.*(b)	734,286
24,587	US Silica Holdings, Inc.	750,149

		7,131,634

Equity Real Estate Investment Trusts (REITs) – 4.3%
268,096	DiamondRock Hospitality Co.	2,911,522
110,059	First Industrial Realty Trust, Inc.	3,398,622
32,878	PS Business Parks, Inc.	4,350,746
74,226	QTS Realty Trust, Inc. Class A	4,293,974
107,696	Rexford Industrial Realty, Inc.	3,197,494
53,566	Ryman Hospitality Properties, Inc.	3,542,320
10,704	Sunstone Hotel Investors, Inc.	174,689
53,849	Terreno Realty Corp.	1,977,335
43,366	Tier REIT, Inc.	848,673
21,884	UMH Properties, Inc.	326,947
34,191	Xenia Hotels & Resorts, Inc.	743,996

		25,766,318

Food Products – 0.6%
84,364	Dean Foods Co.	822,549
17,521	Fresh Del Monte Produce, Inc.	779,860
5,114	J&J Snack Foods Corp.	681,031
4,580	John B. Sanfilippo & Son, Inc.	269,533
6,984	Lancaster Colony Corp.	874,537

		3,427,510

Health Care Equipment & Supplies – 2.9%
49,378	Anika Therapeutics, Inc.*	2,697,520
69,913	AtriCure, Inc.*	1,498,935
27,021	Cantel Medical Corp.	2,650,220
13,984	Cardiovascular Systems, Inc.*	336,595
13,229	Cutera, Inc.*	519,900
8,458	Haemonetics Corp.*	402,262

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
16,845	Heska Corp.*	$1,642,387
2,247	Inogen, Inc.*	222,296
43,770	K2M Group Holdings, Inc.*	861,831
5,512	LeMaitre Vascular, Inc.	176,439
59,909	Masimo Corp.*	5,257,614
14,411	Orthofix International NV*	774,303
11,472	STAAR Surgical Co.*	152,004

		17,192,306

Health Care Providers & Services – 2.6%
24,310	Amedisys, Inc.*	1,169,554
6,663	American Renal Associates Holdings, Inc.*	80,822
2,539	CorVel Corp.*	152,340
23,660	Cross Country Healthcare, Inc.*	322,959
38,992	HealthEquity, Inc.*	1,958,178
37,566	LHC Group, Inc.*	2,509,785
43,785	Magellan Health, Inc.*	3,734,861
64,211	Molina Healthcare, Inc.*	4,355,432
1,948	National Healthcare Corp.	124,672
46,995	Triple-S Management Corp. Class B*	1,128,350

		15,536,953

Health Care Technology* – 1.3%
9,540	HealthStream, Inc.	233,348
48,452	Inovalon Holdings, Inc. Class A	811,571
31,146	Medidata Solutions, Inc.	2,343,113
38,177	Omnicell, Inc.	1,901,215
81,194	Quality Systems, Inc.	1,142,400
40,406	Vocera Communications, Inc.	1,140,257

		7,571,904

Hotels, Restaurants & Leisure – 2.2%
5,201	BJ’s Restaurants, Inc.*	164,872
30,647	Boyd Gaming Corp.	895,812
1,255	Churchill Downs, Inc.	261,730
26,023	Dave & Buster’s Entertainment, Inc.*	1,254,309
14,352	ILG, Inc.	425,824
7,848	Marriott Vacations Worldwide Corp.	1,032,954
98,381	Penn National Gaming, Inc.*	2,566,760
59,164	Pinnacle Entertainment, Inc.*	1,530,573
13,092	Ruth’s Hospitality Group, Inc.	276,241
100,219	Scientific Games Corp. Class A*	4,770,424

		13,179,499

Household Durables – 1.7%
914	Installed Building Products, Inc.*	63,706
121,601	KB Home	3,335,515
96,403	MDC Holdings, Inc.	3,570,767
52,994	TopBuild Corp.*	3,497,074

		10,467,062

Common Stocks – (continued)
Household Products* – 0.2%
40,850	Central Garden & Pet Co. Class A	1,507,774

Independent Power and Renewable Electricity Producers – 0.5%
45,728	Ormat Technologies, Inc.	2,969,119

Insurance – 1.7%
68,220	American Equity Investment Life Holding Co.	2,013,172
8,486	Argo Group International Holdings Ltd.(c)	534,194
2,545	FBL Financial Group, Inc. Class A	196,856
67,653	Health Insurance Innovations, Inc. Class A*(b)	1,454,539
2,327	James River Group Holdings Ltd.	98,479
93,819	Maiden Holdings Ltd.	774,007
4,444	Primerica, Inc.	393,294
76,825	Stewart Information Services Corp.	2,914,740
55,850	Trupanion, Inc.*(b)	1,572,736

		9,952,017

Internet & Direct Marketing Retail – 0.8%
165,489	Groupon, Inc.*	789,383
83,669	Liberty TripAdvisor Holdings, Inc. Class A*	903,625
59,861	Nutrisystem, Inc.	2,990,057

		4,683,065

Internet Software & Services – 5.9%
51,654	Appfolio, Inc. Class A*	2,370,919
132,964	Blucora, Inc.*	2,885,319
122,229	Box, Inc. Class A*	2,682,927
9,836	Care.com, Inc.*	151,179
13,993	ChannelAdvisor Corp.*	157,421
7,703	CommerceHub, Inc. Class A*	172,008
127,304	CommerceHub, Inc. Class C*	2,715,394
73,269	Cornerstone OnDemand, Inc.*	2,810,599
20,418	Envestnet, Inc.*	1,090,321
121,822	Etsy, Inc.*	2,034,427
88,640	Five9, Inc.*	2,236,387
9,750	GrubHub, Inc.*	594,945
83,687	Hortonworks, Inc.*	1,381,672
13,618	LivePerson, Inc.*	191,333
11,114	MINDBODY, Inc. Class A*	358,427
73,859	New Relic, Inc.*	3,791,183
130,331	NIC, Inc.	2,215,627
21,940	Q2 Holdings, Inc.*	933,547
5,664	SPS Commerce, Inc.*	278,442
6,087	Stamps.com, Inc.*	1,365,923
54,590	TrueCar, Inc.*(b)	883,266
91,050	Web.com Group, Inc.*	2,194,305
44,103	Yelp, Inc.*	2,060,492

		35,556,063

IT Services – 2.1%
4,833	Cass Information Systems, Inc.	311,728
67,331	CSG Systems International, Inc.	2,850,795

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
IT Services – (continued)
122,745	Everi Holdings, Inc.*	$1,017,556
119,517	EVERTEC, Inc.	1,792,755
30,407	MAXIMUS, Inc.	2,019,937
76,601	Perficient, Inc.*	1,489,889
13,891	Sykes Enterprises, Inc.*	402,006
22,007	The Hackett Group, Inc.	339,788
163,328	Travelport Worldwide Ltd.	2,562,616

		12,787,070

Leisure Products – 1.2%
205,085	Callaway Golf Co.	2,959,376
89,840	Malibu Boats, Inc. Class A*	2,803,008
62,517	MCBC Holdings, Inc.*	1,429,764

		7,192,148

Life Sciences Tools & Services* – 1.2%
73,123	Cambrex Corp.	3,162,570
50,672	PRA Health Sciences, Inc.	4,126,221

		7,288,791

Machinery – 3.1%
13,456	Alamo Group, Inc.	1,419,608
18,663	Franklin Electric Co., Inc.	849,166
14,669	Harsco Corp.*	311,716
91,099	Hillenbrand, Inc.	3,602,965
5,867	Hyster-Yale Materials Handling, Inc.	460,501
36,332	Kadant, Inc.	4,127,315
52,732	Kennametal, Inc.	2,301,752
60,679	Milacron Holdings Corp.*	1,089,188
5,350	Miller Industries, Inc.	151,138
680	RBC Bearings, Inc.*	84,198
14,704	SPX FLOW, Inc.*	606,246
148,510	Wabash National Corp.	3,341,475

		18,345,268

Media – 0.0%
6,386	New Media Investment Group, Inc.	101,984
4,396	tronc, Inc.*	64,995

		166,979

Metals & Mining – 0.7%
46,445	Carpenter Technology Corp.	2,312,497
3,755	Materion Corp.	192,819
48,713	Schnitzer Steel Industries, Inc. Class A	1,434,598
2,925	Worthington Industries, Inc.	133,087

		4,073,001

Multi-Utilities – 0.0%
4,008	Unitil Corp.	208,416

Multiline Retail* – 0.2%
27,611	Ollie’s Bargain Outlet Holdings, Inc.	1,232,831

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 1.3%
27,552	Arch Coal, Inc. Class A	2,105,524
64,728	CVR Energy, Inc.(b)	1,776,783
10,965	Energy XXI Gulf Coast, Inc.*	93,751
22,198	Par Pacific Holdings, Inc.*	465,936
15,056	Peabody Energy Corp.*	465,080
27,722	REX American Resources Corp.*	2,444,526
8,255	Stone Energy Corp.*	242,862

		7,594,462

Paper & Forest Products – 1.1%
70,697	KapStone Paper & Packaging Corp.	1,587,855
185,416	Louisiana-Pacific Corp.*	5,039,607

		6,627,462

Personal Products – 0.3%
17,246	Inter Parfums, Inc.	798,490
11,620	Medifast, Inc.	725,088
8,471	USANA Health Sciences, Inc.*	556,545

		2,080,123

Pharmaceuticals – 2.2%
143,277	Catalent, Inc.*(c)	6,102,167
60,948	Corcept Therapeutics, Inc.*	1,200,066
147,921	Innoviva, Inc.*	1,810,553
22,593	Intersect ENT, Inc.*	669,883
89,758	Phibro Animal Health Corp. Class A	3,379,389

		13,162,058

Professional Services – 2.1%
13,369	Barrett Business Services, Inc.	812,702
18,279	CBIZ, Inc.*	309,829
14,671	Exponent, Inc.	1,083,453
9,855	Forrester Research, Inc.	430,663
81,727	On Assignment, Inc.*	5,003,327
52,081	RPX Corp.*	678,095
90,799	TriNet Group, Inc.*	3,152,541
20,973	WageWorks, Inc.*	1,337,029

		12,807,639

Road & Rail – 1.9%
95,485	Avis Budget Group, Inc.*	3,938,756
143,504	Heartland Express, Inc.	3,060,940
29,379	Marten Transport Ltd.	577,297
10,283	Saia, Inc.*	666,339
9,744	Schneider National, Inc. Class B	255,195
86,070	Werner Enterprises, Inc.	3,068,396

		11,566,923

Semiconductors & Semiconductor Equipment – 6.5%
21,211	Advanced Energy Industries, Inc.*	1,796,996
130,629	Amkor Technology, Inc.*	1,511,378
48,357	Axcelis Technologies, Inc.*	1,590,945
50,680	Cabot Microelectronics Corp.	4,899,236
51,674	Cirrus Logic, Inc.*	2,893,744
75,232	Diodes, Inc.*	2,583,467
180,490	Entegris, Inc.	5,911,047
154,702	FormFactor, Inc.*	2,815,576

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
61,217	MKS Instruments, Inc.	$6,651,227
101,443	Photronics, Inc.*	983,997
72,011	Rudolph Technologies, Inc.*	1,998,305
54,794	Silicon Laboratories, Inc.*	5,199,951

		38,835,869

Software – 4.6%
52,965	American Software, Inc. Class A	657,296
84,714	Aspen Technology, Inc.*(c)	5,465,747
9,847	Blackbaud, Inc.	997,501
105,614	Bottomline Technologies de, Inc.*	3,438,792
47,508	HubSpot, Inc.*	4,111,817
69,835	Imperva, Inc.*	2,981,955
24,102	MicroStrategy, Inc. Class A*	3,187,731
62,681	Paylocity Holding Corp.*	3,347,792
14,489	Proofpoint, Inc.*	1,338,928
27,404	RingCentral, Inc. Class A*	1,155,079
18,809	Varonis Systems, Inc.*	820,072
12,515	VASCO Data Security International, Inc.*	170,204

		27,672,914

Specialty Retail – 1.8%
16,628	America’s Car-Mart, Inc.*	712,510
90,625	American Eagle Outfitters, Inc.	1,179,938
64,565	Asbury Automotive Group, Inc.*	3,964,291
30,568	Francesca’s Holdings Corp.*	197,775
3,619	Haverty Furniture Cos., Inc.	86,313
4,587	Lithia Motors, Inc. Class A	519,157
34,027	Pier 1 Imports, Inc.	141,552
117,171	Sleep Number Corp.*	3,808,057
17,717	Tailored Brands, Inc.	273,728

		10,883,321

Textiles, Apparel & Luxury Goods – 1.2%
42,490	Deckers Outdoor Corp.*	2,899,518
78,951	Fossil Group, Inc.*(b)	622,134
8,229	Oxford Industries, Inc.	531,593
80,956	Steven Madden Ltd.*	3,157,284
3,283	Unifi, Inc.*	124,918

		7,335,447

Thrifts & Mortgage Finance – 1.1%
3,261	Federal Agricultural Mortgage Corp. Class C	242,096
77,030	Meridian Bancorp, Inc.	1,517,491
9,319	Meta Financial Group, Inc.	813,083
71,292	Walker & Dunlop, Inc.*	3,913,218

		6,485,888

Trading Companies & Distributors – 1.9%
39,933	Applied Industrial Technologies, Inc.	2,541,736
15,704	CAI International, Inc.*	581,362
59,006	GMS, Inc.*	2,009,154
76,135	H&E Equipment Services, Inc.	2,507,887

Common Stocks – (continued)
Trading Companies & Distributors – (continued)
77,721	Rush Enterprises, Inc. Class A*	3,946,672

		11,586,811

Water Utilities – 0.1%
6,415	American States Water Co.	344,806

Wireless Telecommunication Services* – 0.3%
86,524	Boingo Wireless, Inc.	2,022,931

TOTAL COMMON STOCKS
(Cost $504,102,132)		$581,972,495

Shares	Distribution Rate	Value
Investment Company(d) – 1.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,845,839	0.932%	$6,845,839
(Cost $6,845,839)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $510,947,971)		$588,818,334

Securities Lending Reinvestment Vehicle(d) – 1.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
9,975,846	0.932%	$9,975,846
(Cost $9,975,846)

TOTAL INVESTMENTS – 99.8%
(Cost $520,923,817)		$598,794,180

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		1,239,718

NET ASSETS – 100.0%		$600,033,898

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(b)	All or a portion of security is on loan.
(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(d)	Represents an affiliated issuer.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-mini Russell 2000 Index	130	12/15/17	$9,767,550	$495,960

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments

October 31, 2017

Shares	Description	Value
Common Stocks – 96.8%
Aerospace & Defense – 1.6%
4,264	Curtiss-Wright Corp.	$504,218
7,400	Ducommun, Inc.*	243,978
14,825	Esterline Technologies Corp.*	1,406,151
2,266	Moog, Inc. Class A*	198,864
22,580	Triumph Group, Inc.	701,109

		3,054,320

Auto Components – 1.4%
12,017	Cooper-Standard Holdings, Inc.*	1,339,655
8,731	Stoneridge, Inc.*	198,543
14,388	Tenneco, Inc.	836,087
8,535	Tower International, Inc.	259,464

		2,633,749

Banks – 15.5%
1,049	1st Source Corp.	53,824
3,873	Arrow Financial Corp.	136,717
6,942	Bancfirst Corp.	379,380
15,300	Banner Corp.	876,996
2,980	Blue Hills Bancorp, Inc.	64,666
2,858	Cadence BanCorp*	69,621
1,910	Camden National Corp.	82,455
22,942	Cathay General Bancorp	958,976
37,516	Central Pacific Financial Corp.	1,167,498
752	Customers Bancorp, Inc.*	20,560
62,717	CVB Financial Corp.	1,496,428
6,719	Farmers Capital Bank Corp.	279,510
14,838	FCB Financial Holdings, Inc. Class A*	692,935
17,480	Fidelity Southern Corp.	383,336
4,919	Financial Institutions, Inc.	161,343
39,447	First Busey Corp.	1,227,591
4,294	First Citizens BancShares, Inc. Class A	1,739,070
48,646	First Commonwealth Financial Corp.	708,286
10,909	First Financial Corp.	518,177
25,143	First Foundation, Inc.*	465,397
5,598	First Interstate BancSystem, Inc. Class A	220,001
28,518	First Merchants Corp.	1,226,274
2,417	Green Bancorp, Inc.*	53,537
40,059	Hanmi Financial Corp.	1,231,814
11,682	Heartland Financial USA, Inc.	575,338
46,072	Hilltop Holdings, Inc.	1,085,456
12,234	Home BancShares, Inc.	275,020
16,404	IBERIABANK Corp.	1,209,795
37,101	International Bancshares Corp.	1,506,301
10,615	Lakeland Bancorp, Inc.	218,138
929	Mercantile Bank Corp.	33,537
6,838	National Commerce Corp.*	278,648
9,217	NBT Bancorp, Inc.	351,536
9,513	Northeast Bancorp	244,960
57,321	OFG Bancorp	510,157
24,060	Pacific Premier Bancorp, Inc.*	972,024
17,202	Peapack Gladstone Financial Corp.	596,737
7,938	Republic Bancorp, Inc. Class A	312,122
11,684	Sandy Spring Bancorp, Inc.	472,150
14,143	Seacoast Banking Corp. of Florida*	350,605
2,786	Sierra Bancorp	73,718
22,372	Towne Bank	749,462

Shares	Description	Value
Common Stocks – (continued)
Banks – (continued)
29,967	TriCo Bancshares	1,241,233
17,737	UMB Financial Corp.	1,304,202
23,082	United Bankshares, Inc.	829,798
25,985	United Community Banks, Inc.	712,509
3,384	WesBanco, Inc.	136,714
9,816	Wintrust Financial Corp.	797,943

		29,052,495

Beverages – 0.0%
620	National Beverage Corp.	60,698

Biotechnology* – 3.4%
13,744	Acceleron Pharma, Inc.	536,016
26,930	Akebia Therapeutics, Inc.	488,780
13,094	AMAG Pharmaceuticals, Inc.	205,576
8,226	Array BioPharma, Inc.	85,962
3,284	Bluebird Bio, Inc.	456,804
15,133	CytomX Therapeutics, Inc.	302,660
1,617	Enanta Pharmaceuticals, Inc.	80,316
4,272	Epizyme, Inc.	71,342
4,928	FibroGen, Inc.	275,229
28,685	Genomic Health, Inc.	940,581
199,739	PDL BioPharma, Inc.	591,227
3,341	Portola Pharmaceuticals, Inc.	165,079
14,704	PTC Therapeutics, Inc.	275,553
1,200	REGENXBIO, Inc.	35,940
29,248	Retrophin, Inc.	727,398
28,127	Sangamo Therapeutics, Inc.	348,775
35,611	Spectrum Pharmaceuticals, Inc.	697,619

		6,284,857

Building Products* – 0.5%
4,880	Caesarstone Ltd.	138,104
27,453	Continental Building Products, Inc.	732,995
331	Masonite International Corp.	22,210

		893,309

Capital Markets – 2.4%
13,879	Evercore, Inc. Class A	1,111,708
6,397	Houlihan Lokey, Inc.	266,307
44,931	Investment Technology Group, Inc.	1,054,531
16,575	Moelis & Co. Class A	708,581
18,442	Piper Jaffray Cos.	1,348,110
520	Westwood Holdings Group, Inc.	33,748

		4,522,985

Chemicals – 1.7%
893	Chase Corp.	106,044
4,263	FutureFuel Corp.	64,712
24,767	Innophos Holdings, Inc.	1,211,849
5,778	Kraton Corp.*	283,295
16,350	Minerals Technologies, Inc.	1,175,565
3,003	Stepan Co.	239,820
3,123	Tronox Ltd. Class A	82,666

		3,163,951

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Commercial Services & Supplies – 2.7%
29,358	Brady Corp. Class A	$1,117,072
20,284	Essendant, Inc.	196,349
47,710	Kimball International, Inc. Class B	914,601
30,827	McGrath RentCorp	1,377,967
14,080	MSA Safety, Inc.	1,119,360
12,042	Quad Graphics, Inc.	274,437
1,252	VSE Corp.	61,473

		5,061,259

Communications Equipment – 1.0%
25,164	Comtech Telecommunications Corp.	541,277
44,487	NetScout Systems, Inc.*	1,263,431

		1,804,708

Construction & Engineering – 0.9%
5,359	Argan, Inc.	368,431
14,572	EMCOR Group, Inc.	1,173,192
6,669	Primoris Services Corp.	188,533

		1,730,156

Consumer Finance* – 0.5%
42,137	Enova International, Inc.	625,734
15,303	LendingClub Corp.	87,074
6,355	Regional Management Corp.	156,905

		869,713

Diversified Consumer Services* – 0.9%
4,897	American Public Education, Inc.	97,940
31,988	Houghton Mifflin Harcourt Co.	316,681
37,307	K12, Inc.	605,119
15,084	Laureate Education, Inc. Class A	201,673
10,030	Weight Watchers International, Inc.	450,548

		1,671,961

Diversified Telecommunication Services – 1.1%
20,708	Cogent Communications Holdings, Inc.	1,116,161
45,252	Consolidated Communications Holdings, Inc.	867,481
15,331	ORBCOMM, Inc.*	173,394

		2,157,036

Electric Utilities – 0.4%
2,130	MGE Energy, Inc.	140,686
4,319	Otter Tail Corp.	198,458
2,035	PNM Resources, Inc.	88,319
5,981	Portland General Electric Co.	285,533

		712,996

Electrical Equipment – 0.1%
2,124	Powell Industries, Inc.	61,554
2,971	Thermon Group Holdings, Inc.*	63,906

		125,460

Electronic Equipment, Instruments & Components – 4.5%
59,912	AVX Corp.	1,128,742
40,294	Benchmark Electronics, Inc.*	1,247,099
5,109	CTS Corp.	138,965
10,668	Daktronics, Inc.	109,560

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)
26,172	Electro Scientific Industries, Inc.*	468,217
23,778	Kimball Electronics, Inc.*	523,116
8,900	Rogers Corp.*	1,353,512
27,418	Sanmina Corp.*	897,254
46,306	TTM Technologies, Inc.*	730,709
81,050	Vishay Intertechnology, Inc.	1,803,363

		8,400,537

Energy Equipment & Services – 3.2%
24,079	Archrock, Inc.	288,948
36,468	Exterran Corp.*	1,176,822
103,119	Fairmount Santrol Holdings, Inc.*(a)	444,443
197,232	McDermott International, Inc.*	1,305,676
6,149	Natural Gas Services Group, Inc.*	170,942
48,051	Newpark Resources, Inc.*	420,446
19,092	Oil States International, Inc.*	440,071
54,459	Pioneer Energy Services Corp.*	103,472
29,461	Smart Sand, Inc.*	211,825
67,782	Superior Energy Services, Inc.*	597,837
26,952	Unit Corp.*	504,542
8,161	US Silica Holdings, Inc.	248,992

		5,914,016

Equity Real Estate Investment Trusts (REITs) – 8.3%
124,841	DiamondRock Hospitality Co.	1,355,773
6,893	Education Realty Trust, Inc.	240,566
46,925	First Industrial Realty Trust, Inc.	1,449,044
47,208	Hersha Hospitality Trust	835,110
57,555	Kite Realty Group Trust	1,075,703
3,963	MedEquities Realty Trust, Inc.	46,050
6,896	PS Business Parks, Inc.	912,548
19,891	QTS Realty Trust, Inc. Class A	1,150,694
34,477	Quality Care Properties, Inc.*	545,771
84,254	RAIT Financial Trust	45,076
23,771	Retail Opportunity Investments Corp.	427,403
45,036	Rexford Industrial Realty, Inc.	1,337,119
20,881	RLJ Lodging Trust	452,282
842	Ryman Hospitality Properties, Inc.	55,681
103,549	Sunstone Hotel Investors, Inc.(b)	1,689,920
13,513	Terreno Realty Corp.	496,197
58,810	Tier REIT, Inc.	1,150,912
27,410	UMH Properties, Inc.	409,505
8,419	Urstadt Biddle Properties Class A	182,945
3,333	Washington Real Estate Investment Trust	107,289
74,892	Xenia Hotels & Resorts, Inc.	1,629,650

		15,595,238

Food & Staples Retailing – 0.4%
2,825	Ingles Markets, Inc. Class A	65,822
28,388	Smart & Final Stores, Inc.*	170,328
15,134	Village Super Market, Inc. Class A	363,065
2,499	Weis Markets, Inc.	97,036

		696,251

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Food Products – 1.5%
49,031	Darling Ingredients, Inc.*	$894,816
32,090	Dean Foods Co.	312,877
25,126	Fresh Del Monte Produce, Inc.	1,118,358
3,373	Sanderson Farms, Inc.	504,500

		2,830,551

Gas Utilities – 1.0%
20,422	Northwest Natural Gas Co.	1,354,999
1,964	ONE Gas, Inc.	151,189
9,570	South Jersey Industries, Inc.	325,093

		1,831,281

Health Care Equipment & Supplies* – 0.6%
7,322	Anika Therapeutics, Inc.	400,001
3,924	Halyard Health, Inc.	165,397
5,494	Masimo Corp.	482,153

		1,047,551

Health Care Providers & Services – 1.0%
10,468	Aceto Corp.	105,413
1,327	LHC Group, Inc.*	88,657
12,195	Magellan Health, Inc.*	1,040,233
1,958	National Healthcare Corp.	125,312
18,579	Triple-S Management Corp. Class B*	446,082

		1,805,697

Health Care Technology* – 0.1%
8,722	Allscripts Healthcare Solutions, Inc.	117,573

Hotels, Restaurants & Leisure – 1.4%
28,493	International Speedway Corp. Class A	1,106,953
1,335	Monarch Casino & Resort, Inc.*	59,554
31,555	Penn National Gaming, Inc.*	823,270
4,779	Pinnacle Entertainment, Inc.*	123,633
10,279	Scientific Games Corp. Class A*	489,280

		2,602,690

Household Durables – 2.0%
27,073	Beazer Homes USA, Inc.*	567,992
45,165	KB Home	1,238,876
32,553	MDC Holdings, Inc.	1,205,763
7,815	The New Home Co., Inc.*	90,888
10,642	TopBuild Corp.*	702,266

		3,805,785

Household Products* – 0.3%
18,038	Central Garden & Pet Co. Class A	665,783

Independent Power and Renewable Electricity Producers – 0.9%
17,030	Ormat Technologies, Inc.	1,105,758
26,930	Pattern Energy Group, Inc.	621,275

		1,727,033

Insurance – 3.9%
56,056	American Equity Investment Life Holding Co.	1,654,213
21,006	Argo Group International Holdings Ltd.	1,322,328
17,126	FBL Financial Group, Inc. Class A	1,324,696

Common Stocks – (continued)
Insurance – (continued)
157,062	Genworth Financial, Inc. Class A*	519,875
10,044	Health Insurance Innovations, Inc. Class A*(a)	215,946
19,778	James River Group Holdings Ltd.	837,005
49,613	Maiden Holdings Ltd.	409,307
28,749	Stewart Information Services Corp.	1,090,737

		7,374,107

Internet & Direct Marketing Retail – 0.1%
8,349	Liberty TripAdvisor Holdings, Inc. Class A*	90,169
2,396	Nutrisystem, Inc.	119,680

		209,849

Internet Software & Services* – 1.2%
45,864	Blucora, Inc.	995,249
3,805	CommerceHub, Inc. Class C	81,161
21,532	New Relic, Inc.	1,105,237

		2,181,647

IT Services – 1.3%
7,044	Convergys Corp.	181,242
23,811	CSG Systems International, Inc.	1,008,158
20,678	EVERTEC, Inc.	310,170
5,352	Perficient, Inc.*	104,096
1,509	Sykes Enterprises, Inc.*	43,671
49,191	Travelport Worldwide Ltd.	771,807

		2,419,144

Leisure Products – 1.2%
92,095	Callaway Golf Co.	1,328,931
1,906	Johnson Outdoors, Inc. Class A	143,350
7,469	Malibu Boats, Inc. Class A*	233,033
24,276	Vista Outdoor, Inc.*	507,611

		2,212,925

Life Sciences Tools & Services* – 0.1%
6,749	Cambrex Corp.	291,894

Machinery – 2.2%
3,751	Alamo Group, Inc.	395,730
19,575	Briggs & Stratton Corp.	493,290
841	Franklin Electric Co., Inc.	38,266
2,464	FreightCar America, Inc.	46,126
2,565	Hurco Cos., Inc.	114,784
1,830	Hyster-Yale Materials Handling, Inc.	143,637
427	Kadant, Inc.	48,507
5,562	Kennametal, Inc.	242,781
4,176	Milacron Holdings Corp.*	74,959
14,027	Miller Industries, Inc.	396,263
6,178	Rexnord Corp.*	157,663
3,106	SPX FLOW, Inc.*	128,060
27,842	TriMas Corp.*	739,205
49,878	Wabash National Corp.	1,122,255

		4,141,526

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Media – 0.7%
47,767	Gannett Co., Inc.	$415,573
17,753	MSG Networks, Inc. Class A*	308,014
22,125	New Media Investment Group, Inc.	353,336
1,687	Scholastic Corp.	62,318
13,945	Time, Inc.	161,762

		1,301,003

Metals & Mining – 2.4%
33,564	Carpenter Technology Corp.	1,671,152
19,774	Cleveland-Cliffs, Inc.*	117,853
14,754	Haynes International, Inc.	526,423
16,707	Materion Corp.	857,904
42,694	Schnitzer Steel Industries, Inc. Class A	1,257,338

		4,430,670

Mortgage Real Estate Investment Trusts (REITs) – 1.6%
31,509	AG Mortgage Investment Trust, Inc.	592,684
24,770	Cherry Hill Mortgage Investment Corp.	451,062
30,730	Invesco Mortgage Capital, Inc.	529,171
65,272	MTGE Investment Corp.	1,181,423
10,978	Redwood Trust, Inc.	172,464

		2,926,804

Multi-Utilities – 0.8%
7,271	NorthWestern Corp.	431,025
19,826	Unitil Corp.	1,030,952

		1,461,977

Oil, Gas & Consumable Fuels – 3.8%
16,963	Arch Coal, Inc. Class A	1,296,313
5,763	Bonanza Creek Energy, Inc.*	194,962
80,244	Clean Energy Fuels Corp.*	188,573
17,296	Contango Oil & Gas Co.*	69,011
25,370	CVR Energy, Inc.(a)	696,407
20,781	Delek US Holdings, Inc.	541,345
182,904	Denbury Resources, Inc.*	224,972
15,449	Eclipse Resources Corp.*	34,297
7,886	Energy XXI Gulf Coast, Inc.*	67,425
999	NACCO Industries, Inc. Class A	41,558
36,313	Overseas Shipholding Group, Inc. Class A*	86,062
25,974	Pacific Ethanol, Inc.*	124,675
5,325	Par Pacific Holdings, Inc.*	111,772
850	PDC Energy, Inc.*	43,291
41,814	Peabody Energy Corp.*	1,291,634
26,552	Renewable Energy Group, Inc.*(a)	321,279
10,245	REX American Resources Corp.*	903,404
1,804	SandRidge Energy, Inc.*	33,861
13,830	Stone Energy Corp.*	406,879
34,799	Ultra Petroleum Corp.*	276,304
43,331	W&T Offshore, Inc.*	135,626

		7,089,650

Paper & Forest Products* – 0.6%
42,418	Louisiana-Pacific Corp.	1,152,921

Personal Products – 0.2%
7,615	Inter Parfums, Inc.	352,575

Common Stocks – (continued)
Pharmaceuticals – 0.8%
12,078	Catalent, Inc.*	514,402
25,121	Phibro Animal Health Corp. Class A	945,806

		1,460,208

Professional Services – 2.6%
50,687	CBIZ, Inc.*	859,145
11,891	CRA International, Inc.	502,514
5,136	Heidrick & Struggles International, Inc.	127,629
13,481	ICF International, Inc.*	723,930
25,778	Kelly Services, Inc. Class A	678,219
11,730	Korn/Ferry International	490,666
32,557	Navigant Consulting, Inc.*	563,562
58,759	RPX Corp.*	765,042
5,547	TriNet Group, Inc.*	192,592
882	TrueBlue, Inc.*	23,902

		4,927,201

Road & Rail – 1.9%
39,563	Heartland Express, Inc.	843,879
54,390	Marten Transport Ltd.	1,068,764
3,548	Saia, Inc.*	229,910
37,951	Werner Enterprises, Inc.	1,352,953

		3,495,506

Semiconductors & Semiconductor Equipment – 1.5%
23,116	Amkor Technology, Inc.*	267,452
4,977	Cabot Microelectronics Corp.	481,127
31,175	Diodes, Inc.*	1,070,549
3,681	MKS Instruments, Inc.	399,941
69,414	Photronics, Inc.*	673,316

		2,892,385

Software* – 0.9%
13,454	Aspen Technology, Inc.	868,052
9,506	Bottomline Technologies de, Inc.	309,515
6,317	Imperva, Inc.	269,736
2,377	MicroStrategy, Inc. Class A	314,382

		1,761,685

Specialty Retail – 2.5%
19,396	Abercrombie & Fitch Co. Class A	260,488
5,168	America’s Car-Mart, Inc.*	221,449
86,969	American Eagle Outfitters, Inc.	1,132,336
12,457	Asbury Automotive Group, Inc.*	764,860
7,615	Big 5 Sporting Goods Corp.(a)	48,355
33,256	Chico’s FAS, Inc.	265,715
38,580	Express, Inc.*	261,187
11,379	Haverty Furniture Cos., Inc.	271,389
81,284	Pier 1 Imports, Inc.	338,141
19,796	Sleep Number Corp.*	643,370
12,420	Sonic Automotive, Inc. Class A	246,537
6,462	Tailored Brands, Inc.	99,838
6,572	Tilly’s, Inc. Class A	78,273
5,650	Zumiez, Inc.*	99,723

		4,731,661

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 1.4%
18,337	Deckers Outdoor Corp.*	$1,251,317
57,627	Fossil Group, Inc.*(a)	454,101
4,508	Movado Group, Inc.	124,871
3,270	Oxford Industries, Inc.	211,242
16,977	Unifi, Inc.*	645,975

		2,687,506

Thrifts & Mortgage Finance – 3.9%
4,913	BankFinancial Corp.	77,822
70,126	Beneficial Bancorp, Inc.	1,157,079
13,231	Federal Agricultural Mortgage Corp. Class C	982,270
10,043	First Defiance Financial Corp.	544,331
10,468	Home Bancorp, Inc.	448,449
9,806	HomeStreet, Inc.*	284,864
59,361	Meridian Bancorp, Inc.	1,169,412
3,407	Meta Financial Group, Inc.	297,261
1,537	Provident Financial Holdings, Inc.	29,710
1,726	Provident Financial Services, Inc.	46,947
5,674	Riverview Bancorp, Inc.	50,385
108,944	TrustCo Bank Corp. NY	999,561
7,775	United Community Financial Corp.	71,763
18,846	Walker & Dunlop, Inc.*	1,034,457
2,176	Waterstone Financial, Inc.	41,779

		7,236,090

Trading Companies & Distributors – 1.2%
2,789	CAI International, Inc.*	103,249
7,447	H&E Equipment Services, Inc.	245,304
17,848	MRC Global, Inc.*	306,093
26,008	Rush Enterprises, Inc. Class A*	1,320,686
18,111	Titan Machinery, Inc.*	269,673
1,310	Triton International Ltd.*	52,269

		2,297,274

Water Utilities – 0.7%
1,963	American States Water Co.	105,511
4,034	Artesian Resources Corp. Class A	163,861
3,404	Middlesex Water Co	148,006
16,082	SJW Group	953,824

		1,371,202

TOTAL COMMON STOCKS
(Cost $160,717,233)		$181,247,049

Shares	Distribution Rate	Value
Investment Company(c) – 1.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,138,517	0.932%	$2,138,517
(Cost $2,138,517)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $162,855,750)		$183,385,566

Securities Lending Reinvestment Vehicle(c) – 0.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,754,725	0.932%	$1,754,725
(Cost $1,754,725)

TOTAL INVESTMENTS – 98.9%
(Cost $164,610,475)		$185,140,291

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		2,072,642

NET ASSETS – 100.0%		$187,212,933

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-mini Russell 2000 Index	39	12/15/17	$2,930,265	$148,788

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2017

Shares	Description	Value
Common Stocks – 98.2%
Aerospace & Defense – 2.2%
13,884	Arconic, Inc.	$348,766
18,211	Textron, Inc.	960,448
42,394	The Boeing Co.	10,936,804
19,475	United Technologies Corp.	2,332,326

		14,578,344

Auto Components – 2.8%
79,359	BorgWarner, Inc.	4,183,807
75,151	Delphi Automotive PLC	7,468,506
13,334	Gentex Corp.	258,813
36,997	Lear Corp.	6,496,303

		18,407,429

Automobiles – 0.7%
101,909	General Motors Co.	4,380,049

Banks – 5.0%
52,380	Bank of America Corp.	1,434,688
189,912	Citizens Financial Group, Inc.	7,218,555
90,285	Comerica, Inc.	7,093,692
40,129	JPMorgan Chase & Co.	4,037,379
100,427	Regions Financial Corp.	1,554,610
122,075	SunTrust Banks, Inc.	7,350,136
17,037	SVB Financial Group*	3,735,873
11,805	Wells Fargo & Co.	662,733

		33,087,666

Beverages – 1.0%
82,322	Molson Coors Brewing Co. Class B	6,657,380

Biotechnology – 4.8%
5,452	AbbVie, Inc.	492,043
33,503	Alexion Pharmaceuticals, Inc.*	4,008,969
55,608	Amgen, Inc.	9,743,634
26,783	Biogen, Inc.*	8,347,190
47,518	Celgene Corp.*	4,797,893
68,637	Exelixis, Inc.*	1,701,511
2,825	Incyte Corp.*	319,931
16,545	Vertex Pharmaceuticals, Inc.*	2,419,375

		31,830,546

Building Products – 1.1%
174,081	Masco Corp.	6,931,906
5,531	Owens Corning	457,358

		7,389,264

Capital Markets – 1.3%
63,176	Intercontinental Exchange, Inc.	4,175,934
7,827	LPL Financial Holdings, Inc.	388,297
2,861	MarketAxess Holdings, Inc.	497,814
21,019	S&P Global, Inc.	3,288,843

		8,350,888

Chemicals – 1.3%
4,720	FMC Corp.	438,299
49,868	Huntsman Corp.	1,596,773
35,956	LyondellBasell Industries NV Class A	3,722,525
20,588	PPG Industries, Inc.	2,393,149
9,809	W.R. Grace & Co.	750,291

		8,901,037

Common Stocks – (continued)
Communications Equipment* – 0.6%
30,295	F5 Networks, Inc.	3,673,875

Construction & Engineering – 0.1%
12,361	AECOM*	433,377
5,238	Fluor Corp.	225,705

		659,082

Consumer Finance – 2.3%
228,132	Ally Financial, Inc.	5,961,089
46,872	Capital One Financial Corp.	4,320,661
158,994	Synchrony Financial	5,186,384

		15,468,134

Containers & Packaging – 0.9%
52,936	Sealed Air Corp.	2,341,359
55,813	WestRock Co.	3,423,012

		5,764,371

Distributors – 0.1%
5,129	Pool Corp.	619,481

Diversified Financial Services – 0.8%
23,243	Berkshire Hathaway, Inc. Class B*	4,345,046
36,590	Leucadia National Corp.	925,727

		5,270,773

Electric Utilities – 1.2%
132,371	PG&E Corp.	7,647,073

Electrical Equipment – 0.2%
23,821	AMETEK, Inc.	1,607,679

Electronic Equipment, Instruments & Components – 1.0%
179,896	Flex Ltd.*	3,202,149
127,642	Jabil, Inc.	3,609,716

		6,811,865

Energy Equipment & Services – 0.0%
3,174	Baker Hughes a GE Co.	99,759

Equity Real Estate Investment Trusts (REITs) – 4.7%
205,142	American Homes 4 Rent Class A	4,365,422
60,187	American Tower Corp.	8,647,066
13,735	Equinix, Inc.	6,366,173
368,409	Host Hotels & Resorts, Inc.	7,206,080
25,318	Prologis, Inc.	1,635,036
15,739	SBA Communications Corp.*	2,473,856

		30,693,633

Food & Staples Retailing – 1.4%
95,158	CVS Health Corp.	6,521,177
44,488	Walgreens Boots Alliance, Inc.	2,948,220

		9,469,397

Food Products – 2.5%
168,635	Archer-Daniels-Midland Co.	6,892,113
35,345	Bunge Ltd.	2,431,029
204,001	Conagra Brands, Inc.	6,968,674

		16,291,816

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Health Care Equipment & Supplies – 2.4%
110,574	Baxter International, Inc.	$7,128,706
91,536	Danaher Corp.	8,446,026

		15,574,732

Health Care Providers & Services – 4.6%
5,534	Anthem, Inc.	1,157,768
37,031	Centene Corp.*	3,468,694
28,063	Cigna Corp.	5,534,585
24,419	Humana, Inc.	6,235,391
59,822	UnitedHealth Group, Inc.	12,575,781
7,862	WellCare Health Plans, Inc.*	1,554,632

		30,526,851

Hotels, Restaurants & Leisure – 3.2%
39,003	Carnival Corp.	2,589,409
50,189	Hilton Worldwide Holdings, Inc.	3,627,661
17,105	International Game Technology PLC	401,967
99,877	Las Vegas Sands Corp.	6,330,204
55,940	Royal Caribbean Cruises Ltd.	6,923,694
10,542	Wyndham Worldwide Corp.	1,126,413

		20,999,348

Household Durables – 1.0%
3,622	D.R. Horton, Inc.	160,129
222,361	PulteGroup, Inc.	6,721,973

		6,882,102

Household Products – 2.4%
112,525	Colgate-Palmolive Co.	7,927,386
64,633	Kimberly-Clark Corp.	7,271,859
5,559	The Procter & Gamble Co.	479,964

		15,679,209

Independent Power and Renewable Electricity Producers – 0.9%
550,317	AES Corp.	5,849,870

Insurance – 2.3%
48,448	Aon PLC	6,948,897
9,688	Arthur J Gallagher & Co.	613,541
90,452	Marsh & McLennan Cos., Inc.	7,320,280

		14,882,718

Internet & Direct Marketing Retail – 2.7%
11,440	Amazon.com, Inc.*	12,644,403
2,757	Expedia, Inc.	343,688
9,836	Netflix, Inc.*	1,932,085
1,562	The Priceline Group, Inc.*	2,986,482

		17,906,658

Internet Software & Services – 6.3%
8,966	Alphabet, Inc. Class A*	9,262,236
9,169	Alphabet, Inc. Class C*	9,321,572
68,219	Facebook, Inc. Class A*	12,283,513
17,267	MercadoLibre, Inc.	4,149,433
63,061	VeriSign, Inc.*	6,780,319

		41,797,073

Common Stocks – (continued)
IT Services – 3.6%
11,872	Conduent, Inc.*	183,779
68,723	International Business Machines Corp.	10,587,465
14,033	Sabre Corp.	274,486
115,527	Visa, Inc. Class A	12,705,659

		23,751,389

Leisure Products – 0.0%
3,542	Brunswick Corp.	179,402

Life Sciences Tools & Services – 1.6%
8,905	Mettler-Toledo International, Inc.*	6,078,820
23,264	Thermo Fisher Scientific, Inc.	4,509,261

		10,588,081

Machinery – 2.8%
148,186	Allison Transmission Holdings, Inc.	6,296,423
65,443	Caterpillar, Inc.	8,887,160
27,934	Colfax Corp.*	1,165,127
5,103	Cummins, Inc.	902,619
1,398	Deere & Co.	185,766
16,105	The Toro Co.	1,012,199

		18,449,294

Media – 0.7%
247,139	The Interpublic Group of Cos., Inc.	4,757,426

Metals & Mining – 0.1%
15,674	Steel Dynamics, Inc.	583,230

Multi-Utilities – 0.1%
18,676	CMS Energy Corp.	903,358

Oil, Gas & Consumable Fuels – 6.3%
37,814	Andeavor	4,017,359
113,878	Chevron Corp.	13,197,321
21,591	ConocoPhillips	1,104,380
7,831	EOG Resources, Inc.	782,082
58,862	Exxon Mobil Corp.	4,906,148
38,459	HollyFrontier Corp.	1,421,060
50,209	Marathon Oil Corp.	713,972
85,569	Phillips 66	7,793,624
99,822	Valero Energy Corp.	7,874,958

		41,810,904

Pharmaceuticals – 3.6%
108,907	Bristol-Myers Squibb Co.	6,715,206
35,113	Johnson & Johnson	4,895,103
183,050	Merck & Co., Inc.	10,084,225
64,436	Pfizer, Inc.	2,259,126

		23,953,660

Professional Services* – 0.0%
5,494	IHS Markit Ltd.	234,099

Real Estate Management & Development – 0.4%
1,308	Jones Lang LaSalle, Inc.	169,373
68,429	Realogy Holdings Corp.	2,212,309

		2,381,682

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Road & Rail – 1.5%
124,983	CSX Corp.	$6,302,893
5,131	Kansas City Southern	534,753
13,008	Norfolk Southern Corp.	1,709,511
12,479	Union Pacific Corp.	1,444,943

		9,992,100

Semiconductors & Semiconductor Equipment – 3.9%
148,055	Applied Materials, Inc.	8,354,744
25,919	Broadcom Ltd.	6,840,283
6,552	Lam Research Corp.	1,366,551
128,578	Maxim Integrated Products, Inc.	6,755,488
51,997	Micron Technology, Inc.*	2,303,987

		25,621,053

Software – 5.9%
51,876	Adobe Systems, Inc.*	9,086,600
9,143	Autodesk, Inc.*	1,142,509
55,573	Cadence Design Systems, Inc.*	2,398,531
60,255	Citrix Systems, Inc.*	4,977,665
67,223	Electronic Arts, Inc.*	8,039,871
149,542	Microsoft Corp.	12,438,904
4,971	Red Hat, Inc.*	600,646

		38,684,726

Specialty Retail – 1.3%
106,400	Lowe’s Cos., Inc.	8,506,680
11,061	Sally Beauty Holdings, Inc.*	191,466

		8,698,146

Technology Hardware, Storage & Peripherals – 4.5%
114,351	Apple, Inc.	19,329,893
115,977	HP, Inc.	2,499,304
84,733	Western Digital Corp.	7,564,115

		29,393,312

Trading Companies & Distributors* – 0.1%
12,064	AerCap Holdings NV	635,049

TOTAL COMMON STOCKS
(Cost $557,276,930)		$648,375,013

Shares	Distribution Rate	Value
Investment Company(a) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
7,537	0.932%	$7,537
(Cost $7,537)

TOTAL INVESTMENTS – 98.2%
(Cost $557,284,467)		$648,382,550

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%		11,773,175

NET ASSETS – 100.0%		$660,155,725

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

October 31, 2017

Large Cap Growth Insights Fund
Assets:
Investments of unaffiliated issuers, at value (cost $1,603,257,537, $356,721,173, $263,982,713, $504,102,132, $160,717,233 and $557,276,930)(a)	$1,845,438,050
Investments of affiliated issuers, at value (cost $2,014,724, $0, $1,888,255, $6,845,839, $2,138,517 and $7,537)	2,014,724
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $0, $0, $3,814,124, $9,975,846, $1,754,725 and $0)	—
Cash	27,982,075
Variation margin on futures contracts	5,979
Receivables:
Investments sold	44,378,640
Fund shares sold	4,121,285
Dividends and interest	734,259
Reimbursement from investment adviser	144,479
Securities lending income	—
Other assets	966
Total assets	1,924,820,457

Liabilities:
Payables:
Investments purchased	45,332,780
Fund shares redeemed	4,158,471
Management fees	744,103
Distribution and Service fees and Transfer Agency fees	280,350
Payable upon return of securities loaned	—
Accrued expenses	209,358
Total liabilities	50,725,062

Net Assets:
Paid-in capital	1,546,653,190
Undistributed (distributions in excess of) net investment income (loss)	7,884,342
Accumulated net realized gain (loss)	77,342,784
Net unrealized gain	242,215,079
NET ASSETS	$1,874,095,395
Net Assets:
Class A	$316,688,807
Class C	63,499,505
Institutional	897,009,311
Service	67,450,453
Investor(c)	365,836,152
Class R	29,734,228
Class R6	133,876,939
Total Net Assets	$1,874,095,395
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	10,430,046
Class C	2,315,477
Institutional	28,575,033
Service	2,253,096
Investor(c)	12,180,347
Class R	1,002,165
Class R6	4,265,949
Net asset value, offering and redemption price per share:(b)
Class A	$30.36
Class C	27.42
Institutional	31.39
Service	29.94
Investor(c)	30.03
Class R	29.67
Class R6	31.38

(a)	Includes loaned securities having a market value of $3,779,315, $9,888,586 and $1,708,630 for the Small Cap Equity Insights, Small Cap Growth Insights and Small Cap Value Insights Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds is $32.13, $22.23, $26.21, $38.85, $48.98 and $52.62, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
(c)	Effective August 15, 2017, Class IR changed its name to Investor.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund		Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund

$374,639,214		$294,944,763	$581,972,495	$181,247,049	$648,375,013
—		1,888,255	6,845,839	2,138,517	7,537
—		3,814,124	9,975,846	1,754,725	—
4,429,744		4,556,894	8,748,798	2,798,757	6,801,780
—		—	62,434	18,741	—

8,490,307		4,342,325	9,862,928	61,341	20,503,347
660,336		138,672	1,492,089	1,185,348	618,042
338,820		85,709	114,343	65,821	539,830
15,325		54,821	142,924	56,427	62,618
—		5,314	30,535	2,372	—
459		337	845	197	598
388,574,205		309,831,214	619,249,076	189,329,295	676,908,765

8,405,448		3,797,617	8,110,638	1,848	15,471,684
97,209		161,226	520,183	43,331	684,399
167,339		204,412	400,395	126,765	288,727
50,366		42,003	74,640	58,564	170,547
—		3,814,124	9,975,846	1,754,725	—
131,183		126,716	133,476	131,129	137,683
8,851,545		8,146,098	19,215,178	2,116,362	16,753,040

361,802,873		270,396,307	499,694,125	148,231,896	504,371,879
295,774		529,321	(208,441)	516,411	6,701,107
(294,028)		(202,562)	22,181,891	17,786,022	57,984,656
17,918,041		30,962,050	78,366,323	20,678,604	91,098,083
$379,722,660		$301,685,116	$600,033,898	$187,212,933	$660,155,725

$63,848,100		$41,945,307	$77,968,579	$102,126,631	$278,516,226
10,600,795		9,438,827	9,851,753	17,036,883	28,755,571
261,684,152		231,226,310	265,198,780	56,191,054	249,034,478
8,403,362		768,558	—	—	6,739,374
29,871,254		2,684,244	192,860,046	5,695,112	43,290,412
5,239,519		15,284,471	12,112,670	1,620,854	51,262,581
75,478		337,399	42,042,070	4,542,399	2,557,083
$379,722,660		$301,685,116	$600,033,898	$187,212,933	$660,155,725

3,039,155		1,693,467	2,123,710	2,206,157	5,600,188
509,178		437,892	338,366	491,673	637,816
12,465,308		8,987,619	6,236,214	946,339	4,862,543
398,424		31,482	—	—	136,223
1,426,296		109,064	5,142,252	123,341	879,463
250,920		629,262	340,940	35,565	1,048,506
3,597		13,115	988,302	76,493	49,951

$21.01		$24.77	$36.71	$46.29	$49.73
20.82		21.56	29.12	34.65	45.08
20.99		25.73	42.53	59.38	51.21
21.09		24.41	—	—	49.47
20.94		24.61	37.50	46.17	49.22
20.88		24.29	35.53	45.57	48.89
20.99	(c)	25.73	42.54	59.38	51.19

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2017

Large Cap Growth Insights Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $0, $5,569, $1,597, $386, $1,376, and $7,029)	$17,593,480
Dividends — affiliated issuers	170,935
Interest	11,261
Securities lending income — affiliated issuer	6,134
Total investment income	17,781,810

Expenses:
Management fees	8,188,609
Distribution and Service fees(a)	1,406,304
Transfer Agency fees(a)	1,350,273
Registration fees	192,039
Printing and mailing costs	156,155
Custody, accounting and administrative services	143,879
Professional fees	92,250
Service Share fees — Service and Shareholder Administration Plan	142,834
Trustee fees	19,139
Other	44,260
Total expenses	11,735,742
Less — expense reductions	(1,914,030)
Net expenses	9,821,712
NET INVESTMENT INCOME (LOSS)	7,960,098

Realized and unrealized gain (loss):
Net realized gain from:
Investments — unaffiliated issuers	109,266,545
Futures contracts	4,314,611
Net change in unrealized gain on:
Investments — unaffiliated issuers	229,797,662
Futures contracts	42,432
Net realized and unrealized gain	343,421,250
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$351,381,348

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor(b)	Class R	Class R6
Large Cap Growth Insights	$709,393	$565,902	$131,009	$531,110	$105,927	$277,471	$11,427	$361,568	$49,040	$13,730
Large Cap Value Insights	155,135	124,721	16,543	116,276	23,425	135,262	2,891	39,755	6,162	8
Small Cap Equity Insights	91,131	117,652	64,420	68,215	22,114	82,269	268	10,430	24,101	50
Small Cap Growth Insights	172,030	89,362	37,206	128,718	16,733	68,937	—	236,357	13,845	5,316
Small Cap Value Insights	254,125	171,481	28,704	190,540	32,150	20,587	—	10,235	10,867	367
U.S. Equity Insights	662,883	306,173	175,267	496,704	57,439	87,812	2,294	58,611	65,559	339

(b)	Effective August 15, 2017, Class IR changed its name to Investor.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund

$10,382,096	$3,684,997	$3,671,897	$3,152,343	$12,017,049
26,323	23,060	61,037	15,202	42,234
9,462	10,196	5,142	1,940	10,849
6,421	124,170	230,750	46,942	1,942
10,424,302	3,842,423	3,968,826	3,216,427	12,072,074

2,625,245	2,301,223	3,409,401	1,541,724	3,709,848
296,399	273,203	298,598	454,310	1,144,323
323,779	207,447	469,906	264,746	768,758
56,074	125,949	119,891	87,575	114,113
46,735	44,561	135,498	66,413	86,653
98,860	113,268	136,279	97,066	93,035
85,332	83,875	98,157	96,748	94,995
36,136	3,356	—	—	28,670
18,189	17,911	18,015	17,750	18,291
24,830	22,738	23,905	16,078	25,010
3,611,579	3,193,531	4,709,650	2,642,410	6,083,696
(631,057)	(518,968)	(723,841)	(457,084)	(1,066,296)
2,980,522	2,674,563	3,985,809	2,185,326	5,017,400
7,443,780	1,167,860	(16,983)	1,031,101	7,054,674

62,966,628	29,057,635	24,017,355	18,037,927	59,082,934
1,188,609	755,822	864,421	292,583	1,136,133

21,060,989	30,954,714	74,025,120	13,682,960	70,910,336
137,778	222,506	555,893	189,388	144,857
85,354,004	60,990,677	99,462,789	32,202,858	131,274,260
$92,797,784	$62,158,537	$99,445,806	$33,233,959	$138,328,934

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Large Cap Growth Insights Fund
	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income	$7,960,098	$6,059,810
Net realized gain	113,581,156	39,552,200
Net change in unrealized gain (loss)	229,840,094	(23,553,465)
Net increase in net assets resulting from operations	351,381,348	22,058,545

Distributions to shareholders:
From net investment income
Class A Shares	(1,237,586)	(1,188,498)
Class C Shares	—	(92,936)
Institutional Shares	(3,993,399)	(4,313,410)
Service Shares	(83,880)	(25,083)
Investor Shares(a)	(508,915)	(299,441)
Class R Shares	(70,878)	(79,335)
Class R6 Shares	(117,502)	(88)
Total distributions to shareholders	(6,012,160)	(5,998,791)

From share transactions:
Proceeds from sales of shares	1,212,021,021	532,438,805
Reinvestment of distributions	5,487,280	5,424,452
Cost of shares redeemed	(529,881,680)	(506,204,019)
Net increase (decrease) in net assets resulting from share transactions	687,626,621	31,659,238
TOTAL INCREASE (DECREASE)	1,032,995,809	47,718,992

Net assets:
Beginning of year	841,099,586	793,380,594
End of year	$1,874,095,395	$841,099,586
Undistributed (distributions in excess of) net investment income	$7,884,342	$6,011,994

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund		Small Cap Equity Insights Fund
For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016

$7,443,780	$6,212,921	$1,167,860	$1,162,173
64,155,237	6,354,129	29,813,457	5,211,316
21,198,767	(2,154,333)	31,177,220	1,647,672
92,797,784	10,412,717	62,158,537	8,021,161

(940,133)	(758,159)	(97,192)	(49,335)
(91,588)	(75,081)	—	—
(5,996,741)	(4,760,563)	(1,223,631)	(488,722)
(108,847)	(75,588)	(1,402)	—
(423,614)	(116,096)	(52,520)	(5,495)
(52,750)	(15,774)	(13,506)	(2,484)
(845)	(162)	(277)	(59)
(7,614,518)	(5,801,423)	(1,388,528)	(546,095)

121,316,875	165,726,833	118,589,838	156,562,364
7,397,342	5,673,950	1,367,531	538,978
(268,232,894)	(130,141,538)	(117,654,373)	(66,939,713)
(139,518,677)	41,259,245	2,302,996	90,161,629
(54,335,411)	45,870,539	63,073,005	97,636,695

434,058,071	388,187,532	238,612,111	140,975,416
$379,722,660	$434,058,071	$301,685,116	$238,612,111
$295,774	$638,194	$529,321	$1,013,232

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Growth Insights Fund
	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income (loss)	$(16,983)	$269,418
Net realized gain (loss)	24,881,776	(2,301,718)
Net change in unrealized gain (loss)	74,581,013	2,999,294
Net increase in net assets resulting from operations	99,445,806	966,994

Distributions to shareholders:
From net investment income
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	(215,269)	—
Service Shares	—	—
Investor Shares(a)	(165,943)	—
Class R Shares	—	—
Class R6 Shares	(17,101)	—
From net realized gains
Class A Shares	—	(3,786,174)
Class C Shares	—	(870,411)
Institutional Shares	—	(5,329,256)
Service Shares	—	—
Investor Shares(a)	—	(408,028)
Class R Shares	—	(208,004)
Class R6 Shares	—	(728)
Total distributions to shareholders	(398,313)	(10,602,601)

From share transactions:
Proceeds from sales of shares	410,435,969	143,678,447
Reinvestment of distributions	357,428	9,066,848
Cost of shares redeemed	(131,852,818)	(43,690,211)
Net increase (decrease) in net assets resulting from share transactions	278,940,579	109,055,084
TOTAL INCREASE (DECREASE)	377,988,072	99,419,477

Net assets:
Beginning of year	222,045,826	122,626,349
End of year	$600,033,898	$222,045,826
Undistributed (distributions in excess of) net investment income (loss)	$(208,441)	$268,123

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Small Cap Value Insights Fund		U.S. Equity Insights Fund
For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016

$1,031,101	$983,316	$7,054,674	$4,811,854
18,330,510	5,567,484	60,219,067	17,517,788
13,872,348	3,277,051	71,055,193	(10,692,543)
33,233,959	9,827,851	138,328,934	11,637,099

(617,358)	(737,825)	(1,901,340)	(2,582,312)
(42,467)	(57,118)	(13,485)	(113,480)
(358,224)	(197,818)	(2,041,814)	(1,769,015)
—	—	(42,934)	(37,629)
(49,629)	(18,949)	(216,480)	(66,496)
(31,204)	(44,265)	(175,187)	(262,202)
(91)	(97)	(1,127)	(134)

(3,697,883)	(4,933,036)	(8,414,369)	(7,754,822)
(812,978)	(1,118,515)	(1,145,513)	(1,167,573)
(1,012,988)	(884,302)	(6,017,503)	(3,424,724)
—	—	(185,727)	(96,766)
(192,503)	(95,047)	(647,912)	(144,544)
(241,746)	(268,922)	(1,048,717)	(832,819)
(346)	(419)	(3,121)	(275)
(7,057,417)	(8,356,313)	(21,855,229)	(18,252,791)

74,838,850	14,415,599	162,634,133	133,423,119
6,806,909	8,059,965	20,897,271	17,393,559
(56,458,736)	(25,476,290)	(154,299,884)	(97,816,860)
25,187,023	(3,000,726)	29,231,520	52,999,818
51,363,565	(1,529,188)	145,705,225	46,384,126

135,849,368	137,378,556	514,450,500	468,066,374
$187,212,933	$135,849,368	$660,155,725	$514,450,500
$516,411	$537,954	$6,701,107	$4,068,631

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment Operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	$23.44	$0.10		$6.93	$7.03	$(0.11)
2017 - C	21.23	(0.09)		6.28	6.19	—
2017 - Institutional	24.21	0.22		7.15	7.37	(0.19)
2017 - Service	23.15	0.04		6.88	6.92	(0.13)
2017 - Investor(f)	23.19	0.16		6.86	7.02	(0.18)
2017 - R	22.93	0.04		6.78	6.82	(0.08)
2017 - R6	24.21	0.21		7.16	7.37	(0.20)
2016 - A	23.13	0.11		0.33	0.44	(0.13)
2016 - C	21.02	(0.05)		0.30	0.25	(0.04)
2016 - Institutional	23.86	0.21		0.34	0.55	(0.20)
2016 - Service	22.89	0.08		0.33	0.41	(0.15)
2016 - Investor(f)	22.88	0.17		0.32	0.49	(0.18)
2016 - R	22.71	0.05		0.32	0.37	(0.15)
2016 - R6	23.86	0.18		0.38	0.56	(0.21)
2015 - A	21.57	0.16		1.55	1.71	(0.15)
2015 - C	19.67	(0.01)		1.41	1.40	(0.05)
2015 - Institutional	22.22	0.26		1.60	1.86	(0.22)
2015 - Service	21.41	0.13		1.55	1.68	(0.20)
2015 - Investor(f)	21.36	0.22		1.52	1.74	(0.22)
2015 - R	21.25	0.09		1.55	1.64	(0.18)
2015 - R6 (Commenced July 31, 2015)	23.90	0.06		(0.10)	(0.04)	—
2014 - A	18.05	0.12		3.54	3.66	(0.14)
2014 - C	16.51	(0.02)		3.23	3.21	(0.05)
2014 - Institutional	18.59	0.21		3.62	3.83	(0.20)
2014 - Service	17.81	0.18		3.42	3.60	—
2014 - Investor(f)	17.88	0.14		3.52	3.66	(0.18)
2014 - R	17.85	0.07		3.48	3.55	(0.15)
2013 - A	14.05	0.21	(e)	3.95	4.16	(0.16)
2013 - C	12.88	0.06	(e)	3.65	3.71	(0.08)
2013 - Institutional	14.48	0.27	(e)	4.07	4.34	(0.23)
2013 - Service	13.88	0.16	(e)	3.93	4.09	(0.16)
2013 - Investor(f)	13.95	0.22	(e)	3.93	4.15	(0.22)
2013 - R	13.97	0.11	(e)	3.97	4.08	(0.20)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.31% of average net assets.
(f)	Effective August 15, 2017, Class IR changed its name to Investor.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$30.36	30.11%	$316,689	0.95%		1.10%		0.38%		196%
27.42	29.16	63,500	1.70		1.85		(0.37)		196
31.39	30.63	897,009	0.56		0.70		0.78		196
29.94	30.04	67,450	1.05		1.19		0.17		196
30.03	30.43	365,836	0.70		0.84		0.59		196
29.67	29.81	29,734	1.20		1.35		0.14		196
31.38	30.64	133,877	0.54		0.67		0.74		196
23.44	1.93	254,036	0.96		1.15		0.49		254
21.23	1.18	48,610	1.71		1.90		(0.25)		254
24.21	2.35	448,961	0.56		0.75		0.89		254
23.15	1.82	12,517	1.06		1.26		0.34		254
23.19	2.18	48,133	0.71		0.90		0.74		254
22.93	1.66	20,635	1.21		1.40		0.22		254
24.21	2.38	8,208	0.54		0.74		0.72		254
23.13	7.96	200,634	0.96		1.16		0.72		222
21.02	7.12	49,658	1.71		1.91		(0.05)		222
23.86	8.41	493,322	0.56		0.76		1.13		222
22.89	7.88	3,096	1.06		1.26		0.60		222
22.88	8.21	36,001	0.71		0.91		0.97		222
22.71	7.73	10,660	1.21		1.41		0.39		222
23.86	(0.17)	10	0.54	(d)	0.74	(d)	1.00	(d)	222
21.57	20.41	94,053	0.96		1.20		0.63		234
19.67	19.51	19,448	1.71		1.95		(0.12)		234
22.22	20.88	269,611	0.56		0.80		1.05		234
21.41	20.21	408	1.06		1.30		0.96		234
21.36	20.69	20,793	0.71		0.97		0.68		234
21.25	20.10	535	1.21		1.45		0.37		234
18.05	29.90	74,524	0.95		1.20		1.34	(e)	232
16.51	28.96	14,133	1.70		1.95		0.42	(e)	232
18.59	30.40	289,326	0.55		0.80		1.65	(e)	232
17.81	29.77	1,155	1.05		1.30		1.05	(e)	232
17.88	30.26	784	0.70		0.95		1.40	(e)	232
17.85	29.53	359	1.20		1.46		0.70	(e)	232

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment Operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	$17.27	$0.27		$3.77	$4.04	$(0.30)
2017 - C	17.12	0.11		3.75	3.86	(0.16)
2017 - Institutional	17.25	0.35		3.77	4.12	(0.38)
2017 - Service	17.34	0.25		3.79	4.04	(0.29)
2017 - Investor(f)	17.22	0.34		3.74	4.08	(0.36)
2017 - R	17.18	0.24		3.73	3.97	(0.27)
2017 - R6	17.25	0.36		3.77	4.13	(0.39)
2016 - A	16.92	0.23		0.33	0.56	(0.21)
2016 - C	16.78	0.10		0.33	0.43	(0.09)
2016 - Institutional	16.91	0.29		0.32	0.61	(0.27)
2016 - Service	16.99	0.21		0.33	0.54	(0.19)
2016 - Investor(f)	16.88	0.26		0.33	0.59	(0.25)
2016 - R	16.84	0.18		0.33	0.51	(0.17)
2016 - R6	16.90	0.29		0.34	0.63	(0.28)
2015 - A	16.86	0.24		0.06	0.30	(0.24)
2015 - C	16.71	0.11		0.07	0.18	(0.11)
2015 - Institutional	16.85	0.31		0.06	0.37	(0.31)
2015 - Service	16.92	0.22		0.07	0.29	(0.22)
2015 - Investor(f)	16.81	0.27		0.08	0.35	(0.28)
2015 - R	16.81	0.18		0.08	0.26	(0.23)
2015 - R6 (Commenced July 31, 2015)	17.23	0.07		(0.32)	(0.25)	(0.08)
2014 - A	14.75	0.16		2.10	2.26	(0.15)
2014 - C	14.63	0.04		2.08	2.12	(0.04)
2014 - Institutional	14.74	0.22		2.11	2.33	(0.22)
2014 - Service	14.81	0.14		2.11	2.25	(0.14)
2014 - Investor(f)	14.72	0.21		2.08	2.29	(0.20)
2014 - R	14.71	0.08		2.13	2.21	(0.11)
2013 - A	11.49	0.25	(e)	3.22	3.47	(0.21)
2013 - C	11.40	0.12	(e)	3.23	3.35	(0.12)
2013 - Institutional	11.48	0.28	(e)	3.25	3.53	(0.27)
2013 - Service	11.54	0.21	(e)	3.26	3.47	(0.20)
2013 - Investor(f)	11.47	0.23	(e)	3.27	3.50	(0.25)
2013 - R	11.46	0.16	(e)	3.28	3.44	(0.19)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from a special dividend which amounted to $0.04 per share and 0.32% of average net assets.
(f)	Effective August 15, 2017, Class IR changed its name to Investor.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$21.01	23.51%	$63,848	0.96%		1.10%		1.37%		208%
20.82	22.59	10,601	1.71		1.85		0.59		208
20.99	24.02	261,684	0.56		0.70		1.78		208
21.09	23.37	8,403	1.06		1.20		1.28		208
20.94	23.79	29,871	0.71		0.84		1.70		208
20.88	23.19	5,240	1.21		1.34		1.22		208
20.99	24.05	75	0.55		0.67		1.81		208
17.27	3.35	60,942	0.96		1.15		1.36		229
17.12	2.56	13,437	1.71		1.90		0.61		229
17.25	3.69	341,830	0.56		0.75		1.73		229
17.34	3.22	6,014	1.06		1.24		1.27		229
17.22	3.57	9,947	0.71		0.90		1.56		229
17.18	3.08	1,877	1.21		1.40		1.07		229
17.25	3.76	10	0.54		0.74		1.77		229
16.92	1.82	62,150	0.96		1.12		1.39		221
16.78	1.11	15,658	1.71		1.87		0.64		221
16.91	2.24	296,403	0.56		0.72		1.81		221
16.99	1.77	7,271	1.06		1.22		1.29		221
16.88	2.14	5,425	0.71		0.87		1.60		221
16.84	1.56	1,270	1.21		1.37		1.07		221
16.90	(1.41)	10	0.58	(d)	0.74	(d)	1.62	(d)	221
16.86	15.42	62,704	0.96		1.14		1.00		222
16.71	14.50	16,567	1.71		1.89		0.25		222
16.85	15.89	389,534	0.56		0.74		1.39		222
16.92	15.24	6,062	1.06		1.24		0.91		222
16.81	15.62	5,238	0.71		0.88		1.27		222
16.81	15.13	332	1.21		1.39		0.49		222
14.75	30.54	52,993	0.95		1.14		1.95	(e)	221
14.63	29.61	13,723	1.70		1.90		0.91	(e)	221
14.74	31.13	245,662	0.55		0.75		2.21	(e)	221
14.81	30.40	5,061	1.05		1.25		1.64	(e)	221
14.72	30.88	293	0.71		0.91		1.72	(e)	221
14.71	30.25	79	1.20		1.40		1.23	(e)	221

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment Operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	$19.73	$0.04	$5.06	$5.10	$(0.06)
2017 - C	17.25	(0.11)	4.42	4.31	—
2017 - Institutional	20.47	0.13	5.27	5.40	(0.14)
2017 - Service	19.44	0.01	5.00	5.01	(0.04)
2017 - Investor(g)	19.61	0.14	4.99	5.13	(0.13)
2017 - R	19.36	(0.02)	4.98	4.96	(0.03)
2017 - R6	20.47	0.11	5.29	5.40	(0.14)
2016 - A	19.10	0.08	0.58	0.66	(0.03)
2016 - C	16.81	(0.05)	0.49	0.44	—
2016 - Institutional	19.84	0.17	0.57	0.74	(0.11)
2016 - Service	18.82	0.06	0.56	0.62	—
2016 - Investor(g)	19.02	0.09	0.59	0.68	(0.09)
2016 - R	18.78	0.03	0.55	0.58	— (d)
2016 - R6	19.84	0.17	0.58	0.75	(0.12)
2015 - A	18.25	0.03	0.82	0.85	—
2015 - C	16.18	(0.10)	0.73	0.63	—
2015 - Institutional	18.94	0.11	0.86	0.97	(0.07)
2015 - Service	18.00	0.02	0.80	0.82	—
2015 - Investor(g)	18.14	0.06	0.84	0.90	(0.02)
2015 - R	17.98	(0.02)	0.82	0.80	—
2015 - R6 (Commenced July 31, 2015)	20.22	0.02	(0.40)	(0.38)	—
2014 - A	16.86	0.01	1.52	1.53	(0.14)
2014 - C	15.01	(0.11)	1.36	1.25	(0.08)
2014 - Institutional	17.48	0.09	1.57	1.66	(0.20)
2014 - Service	16.64	(0.01)	1.50	1.49	(0.13)
2014 - Investor(g)	16.70	0.08	1.48	1.56	(0.12)
2014 - R	16.67	(0.03)	1.49	1.46	(0.15)
2013 - A	12.93	0.20 (f)	3.75	3.95	(0.02)
2013 - C	11.57	0.06 (f)	3.38	3.44	—
2013 - Institutional	13.42	0.25 (f)	3.91	4.16	(0.10)
2013 - Service	12.78	0.17 (f)	3.72	3.89	(0.03)
2013 - Investor(g)	12.83	0.23 (f)	3.72	3.95	(0.08)
2013 - R	12.81	0.03 (f)	3.86	3.89	(0.03)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.13 per share and 0.85% of average net assets.
(g)	Effective August 15, 2017, Class IR changed its name to Investor.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$24.77	25.87%	$41,945	1.24%		1.43%		0.16%	137%
21.56	24.93	9,439	1.99		2.18		(0.56)	137
25.73	26.44	231,226	0.84		1.03		0.56	137
24.41	25.77	769	1.34		1.53		0.06	137
24.61	26.22	2,684	0.99		1.17		0.60	137
24.29	25.60	15,284	1.49		1.68		(0.10)	137
25.73	26.45	337	0.83		1.02		0.47	137
19.73	3.44	31,733	1.25		1.49		0.43	144
17.25	2.61	12,133	2.00		2.24		(0.32)	144
20.47	3.77	176,644	0.85		1.08		0.84	144
19.44	3.29	651	1.35		1.59		0.31	144
19.61	3.63	7,462	0.99		1.22		0.45	144
19.36	3.11	9,954	1.50		1.74		0.18	144
20.47	3.81	35	0.83		1.06		0.85	144
19.10	4.66	34,680	1.26		1.47		0.15	127
16.81	3.89	14,153	2.01		2.22		(0.60)	127
19.84	5.13	81,067	0.86		1.07		0.57	127
18.82	4.56	959	1.36		1.58		0.12	127
19.02	4.99	1,119	1.01		1.23		0.32	127
18.78	4.45	8,986	1.51		1.72		(0.11)	127
19.84	(1.88)	10	0.86	(e)	1.06	(e)	0.38 (e)	127
18.25	9.16	40,458	1.27		1.51		0.07	130
16.18	8.33	15,348	2.02		2.26		(0.68)	130
18.94	9.58	119,013	0.87		1.11		0.47	130
18.00	9.02	1,769	1.37		1.60		(0.04)	130
18.14	9.39	448	1.02		1.24		0.47	130
17.98	8.83	8,126	1.52		1.76		(0.18)	130
16.86	30.64	42,607	1.26		1.46		1.39 (f)	151
15.01	29.73	16,202	2.01		2.21		0.45 (f)	151
17.48	31.18	134,276	0.86		1.06		1.61 (f)	151
16.64	30.55	2,514	1.36		1.56		1.13 (f)	151
16.70	30.94	1,767	1.01		1.21		1.62 (f)	151
16.67	30.39	7,450	1.51		1.73		0.18 (f)	151

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment Operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	$28.34	$(0.07)		$8.44		$8.37	$—	$—	$—
2017 - C	22.64	(0.25)		6.73		6.48	—	—	—
2017 - Institutional	32.76	0.05		9.79		9.84	(0.07)	—	(0.07)
2017 - Investor(h)	28.93	—	(d)	8.63		8.63	(0.06)	—	(0.06)
2017 - R	27.49	(0.16)		8.20		8.04	—	—	—
2017 - R6	32.78	0.04		9.80		9.84	(0.08)	—	(0.08)
2016 - A	31.15	—	(d)	(0.12	)(e)	(0.12)	—	(2.69)	(2.69)
2016 - C	25.61	(0.16)		(0.12	)(e)	(0.28)	—	(2.69)	(2.69)
2016 - Institutional	35.46	0.13		(0.14	)(e)	(0.01)	—	(2.69)	(2.69)
2016 - Investor(h)	31.68	0.01		(0.07	)(e)	(0.06)	—	(2.69)	(2.69)
2016 - R	30.37	(0.06)		(0.13	)(e)	(0.19)	—	(2.69)	(2.69)
2016 - R6	35.46	0.13		(0.12	)(e)	0.01	—	(2.69)	(2.69)
2015 - A	31.17	(0.10)		1.87		1.77	—	(1.79)	(1.79)
2015 - C	26.12	(0.28)		1.56		1.28	—	(1.79)	(1.79)
2015 - Institutional	35.10	0.02		2.13		2.15	—	(1.79)	(1.79)
2015 - Investor(h)	31.59	(0.04)		1.92		1.88	—	(1.79)	(1.79)
2015 - R	30.51	(0.18)		1.83		1.65	—	(1.79)	(1.79)
2015 - R6 (Commenced July 31, 2015)	36.95	(0.01)		(1.48)		(1.49)	—	—	—
2014 - A	31.10	(0.10)		2.67		2.57	—	(2.50)	(2.50)
2014 - C	26.64	(0.27)		2.25		1.98	—	(2.50)	(2.50)
2014 - Institutional	34.59	0.01		3.00		3.01	—	(2.50)	(2.50)
2014 - Investor(h)	31.41	(0.04)		2.72		2.68	—	(2.50)	(2.50)
2014 - R	30.56	(0.19)		2.64		2.45	—	(2.50)	(2.50)
2013 - A	23.40	0.18	(g)	7.70		7.88	(0.18)	—	(0.18)
2013 - C	20.09	(0.03	)(g)	6.63		6.60	(0.05)	—	(0.05)
2013 - Institutional	26.01	0.29	(g)	8.57		8.86	(0.28)	—	(0.28)
2013 - Investor(h)	23.64	0.18	(g)	7.83		8.01	(0.24)	—	(0.24)
2013 - R	23.08	—	(d)(g)	7.68		7.68	(0.20)	—	(0.20)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(f)	Annualized.
(g)	Reflects income recognized from special dividends which amounted to $0.17 per share and 0.65% of average net assets.
(h)	Effective August 15, 2017, Class IR changed its name to Investor.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$36.71	29.53%	$77,969	1.22%		1.40%		(0.21)%		136%
29.12	28.62	9,852	1.97		2.15		(0.95)		136
42.53	30.04	265,199	0.85		1.01		0.13		136
37.50	29.87	192,860	0.96		1.16		0.01		136
35.53	29.25	12,113	1.46		1.66		(0.50)		136
42.54	30.05	42,042	0.83		1.00		0.09		136
28.34	(0.37)	65,195	1.25		1.51		—		139
22.64	(1.14)	7,420	2.00		2.26		(0.74)		139
32.76	0.01	91,248	0.85		1.11		0.40		139
28.93	(0.15)	47,826	1.00		1.23		0.04		139
27.49	(0.63)	3,689	1.50		1.76		(0.21)		139
32.78	0.07	6,667	0.83		1.06		0.40		139
31.15	5.95	43,647	1.26		1.60		(0.33)		145
25.61	5.18	7,964	2.01		2.36		(1.06)		145
35.46	6.39	64,023	0.86		1.20		0.06		145
31.68	6.24	4,683	1.01		1.33		(0.12)		145
30.37	5.67	2,299	1.51		1.85		(0.60)		145
35.46	(4.03)	10	0.85	(f)	1.16	(f)	(0.07	)(f)	145
31.17	8.74	32,390	1.30		1.86		(0.33)		162
26.12	7.96	7,124	2.05		2.61		(1.08)		162
35.10	9.15	30,166	0.90		1.47		0.02		162
31.59	9.02	1,269	1.05		1.62		(0.12)		162
30.51	8.48	847	1.54		2.09		(0.63)		162
31.10	33.98	30,803	1.30		1.93		0.67	(g)	163
26.64	32.92	7,402	2.05		2.68		(0.12	)(g)	163
34.59	34.48	14,171	0.90		1.53		0.96	(g)	163
31.41	34.25	639	1.05		1.71		0.62	(g)	163
30.56	33.60	209	1.55		2.18		(0.01	)(g)	163

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment Operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	$38.86	$0.23	(d)	$9.04	$9.27	$(0.25)	$(1.59)	$(1.84)
2017 - C	29.53	(0.07	)(d)	6.85	6.78	(0.07)	(1.59)	(1.66)
2017 - Institutional	49.35	0.50	(d)	11.53	12.03	(0.41)	(1.59)	(2.00)
2017 - Investor(g)	38.78	0.31	(d)	9.05	9.36	(0.38)	(1.59)	(1.97)
2017 - R	38.32	0.14	(d)	8.89	9.03	(0.19)	(1.59)	(1.78)
2017 - R6	49.35	0.46	(d)	11.56	12.02	(0.40)	(1.59)	(1.99)
2016 - A	38.37	0.28		2.55	2.83	(0.29)	(2.05)	(2.34)
2016 - C	29.75	0.01		1.92	1.93	(0.10)	(2.05)	(2.15)
2016 - Institutional	48.06	0.55		3.23	3.78	(0.44)	(2.05)	(2.49)
2016 - Investor(g)	38.31	0.37		2.54	2.91	(0.39)	(2.05)	(2.44)
2016 - R	37.99	0.20		2.50	2.70	(0.32)	(2.05)	(2.37)
2016 - R6	48.07	0.55		3.23	3.78	(0.45)	(2.05)	(2.50)
2015 - A	38.89	0.30		(0.09)	0.21	(0.14)	(0.59)	(0.73)
2015 - C	30.40	—		(0.06)	(0.06)	—	(0.59)	(0.59)
2015 - Institutional	48.49	0.55		(0.10)	0.45	(0.29)	(0.59)	(0.88)
2015 - Investor(g)	38.84	0.39		(0.10)	0.29	(0.23)	(0.59)	(0.82)
2015 - R	38.50	0.14		(0.04)	0.10	(0.02)	(0.59)	(0.61)
2015 - R6 (Commenced July 31, 2015)	48.87	0.10		(0.90)	(0.80)	—	—	—
2014 - A	35.97	0.15		2.95	3.10	(0.18)	—	(0.18)
2014 - C	28.20	(0.10)		2.31	2.21	(0.01)	—	(0.01)
2014 - Institutional	44.76	0.38		3.67	4.05	(0.32)	—	(0.32)
2014 - Investor(g)	35.92	0.25		2.94	3.19	(0.27)	—	(0.27)
2014 - R	35.62	0.07		2.92	2.99	(0.11)	—	(0.11)
2013 - A	28.75	0.42	(f)	7.12	7.54	(0.32)	—	(0.32)
2013 - C	22.62	0.15	(f)	5.60	5.75	(0.17)	—	(0.17)
2013 - Institutional	35.67	0.69	(f)	8.84	9.53	(0.44)	—	(0.44)
2013 - Investor(g)	28.75	0.49	(f)	7.11	7.60	(0.43)	—	(0.43)
2013 - R	28.54	0.31	(f)	7.09	7.40	(0.32)	—	(0.32)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.20 per share and 0.65% of average net assets.
(g)	Effective August 15, 2017, Class IR changed its name to Investor.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$46.29	23.98%	$102,127	1.24%		1.49%		0.53	%(d)	138%
34.65	23.09	17,037	1.99		2.24		(0.22	)(d)	138
59.38	24.49	56,191	0.84		1.09		0.90	(d)	138
46.17	24.30	5,695	0.99		1.24		0.72	(d)	138
45.57	23.67	1,621	1.49		1.73		0.33	(d)	138
59.38	24.49	4,542	0.83		1.11		0.83	(d)	138
38.86	7.99	91,210	1.25		1.54		0.78		129
29.53	7.15	15,224	2.00		2.29		0.03		129
49.35	8.41	21,717	0.85		1.14		1.19		129
38.78	8.26	1,925	1.00		1.29		1.02		129
38.32	7.72	5,762	1.50		1.79		0.55		129
49.35	8.41	11	0.84		1.14		1.18		129
38.37	0.53	93,151	1.25		1.52		0.76		133
29.75	(0.21)	16,416	2.00		2.27		0.01		133
48.06	0.93	21,036	0.85		1.12		1.13		133
38.31	0.76	1,774	1.00		1.27		1.00		133
37.99	0.27	4,992	1.51		1.77		0.36		133
48.07	(1.64)	10	0.83	(e)	1.09	(e)	0.83	(e)	133
38.89	8.66	96,094	1.27		1.59		0.41		114
30.40	7.84	18,994	2.02		2.34		(0.34)		114
48.49	9.12	15,973	0.87		1.20		0.81		114
38.84	8.94	1,788	1.02		1.35		0.66		114
38.50	8.40	1,176	1.52		1.84		0.18		114
35.97	26.54	99,381	1.26		1.54		1.32	(f)	141
28.20	25.63	19,416	2.00		2.29		0.58	(f)	141
44.76	27.05	12,204	0.86		1.13		1.74	(f)	141
35.92	26.91	1,310	1.01		1.29		1.53	(f)	141
35.62	26.21	1,154	1.51		1.79		0.96	(f)	141

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	$40.76	$0.49	$10.17	$10.66	$(0.31)	$(1.38)	$(1.69)
2017 - C	37.10	0.13	9.25	9.38	(0.02)	(1.38)	(1.40)
2017 - Institutional	41.92	0.70	10.45	11.15	(0.48)	(1.38)	(1.86)
2017 - Service	40.60	0.43	10.14	10.57	(0.32)	(1.38)	(1.70)
2017 - Investor(e)	40.39	0.61	10.05	10.66	(0.45)	(1.38)	(1.83)
2017 - R	40.12	0.37	10.01	10.38	(0.23)	(1.38)	(1.61)
2017 - R6	41.91	0.82	10.33	11.15	(0.49)	(1.38)	(1.87)
2016 - A	41.46	0.38	0.49	0.87	(0.38)	(1.19)	(1.57)
2016 - C	37.88	0.08	0.44	0.52	(0.11)	(1.19)	(1.30)
2016 - Institutional	42.60	0.54	0.52	1.06	(0.55)	(1.19)	(1.74)
2016 - Service	41.37	0.33	0.50	0.83	(0.41)	(1.19)	(1.60)
2016 - Investor(e)	41.13	0.45	0.50	0.95	(0.50)	(1.19)	(1.69)
2016 - R	40.91	0.27	0.49	0.76	(0.36)	(1.19)	(1.55)
2016 - R6	42.60	0.56	0.50	1.06	(0.56)	(1.19)	(1.75)
2015 - A	40.20	0.43	1.12	1.55	(0.29)	—	(0.29)
2015 - C	36.78	0.11	1.03	1.14	(0.04)	—	(0.04)
2015 - Institutional	41.29	0.60	1.16	1.76	(0.45)	—	(0.45)
2015 - Service	40.12	0.36	1.15	1.51	(0.26)	—	(0.26)
2015 - Investor(e)	39.89	0.51	1.13	1.64	(0.40)	—	(0.40)
2015 - R	39.80	0.26	1.18	1.44	(0.33)	—	(0.33)
2015 - R6 (Commenced July 31, 2015)	43.19	0.14	(0.73)	(0.59)	—	—	—
2014 - A	34.52	0.33	5.71	6.04	(0.36)	—	(0.36)
2014 - C	31.63	0.05	5.24	5.29	(0.14)	—	(0.14)
2014 - Institutional	35.44	0.49	5.86	6.35	(0.50)	—	(0.50)
2014 - Service	34.44	0.29	5.71	6.00	(0.32)	—	(0.32)
2014 - Investor(e)	34.26	0.42	5.67	6.09	(0.46)	—	(0.46)
2014 - R	34.16	0.23	5.67	5.90	(0.26)	—	(0.26)
2013 - A	26.80	0.44	7.68	8.12	(0.40)	—	(0.40)
2013 - C	24.59	0.19	7.07	7.26	(0.22)	—	(0.22)
2013 - Institutional	27.51	0.53	7.91	8.44	(0.51)	—	(0.51)
2013 - Service	26.76	0.41	7.65	8.06	(0.38)	—	(0.38)
2013 - Investor(e)	26.62	0.45	7.67	8.12	(0.48)	—	(0.48)
2013 - R	26.58	0.36	7.61	7.97	(0.39)	—	(0.39)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR changed its name to Investor.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$49.73	26.89%	$278,516	0.96%		1.14%		1.08%		193%
45.08	25.93	28,756	1.71		1.89		0.31		193
51.21	27.40	249,034	0.56		0.74		1.50		193
49.47	26.76	6,739	1.06		1.24		0.96		193
49.22	27.21	43,290	0.71		0.89		1.36		193
48.89	26.58	51,263	1.21		1.39		0.84		193
51.19	27.41	2,557	0.55		0.71		1.70		193
40.76	2.25	251,466	0.96		1.18		0.96		213
37.10	1.48	31,377	1.71		1.93		0.21		213
41.92	2.66	177,412	0.56		0.78		1.33		213
40.60	2.15	5,473	1.06		1.28		0.83		213
40.39	2.48	18,322	0.71		0.93		1.13		213
40.12	1.99	30,341	1.21		1.43		0.70		213
41.91	2.66	60	0.55		0.77		1.36		213
41.46	3.86	272,738	0.96		1.17		1.04		224
37.88	3.09	37,811	1.71		1.92		0.28		224
42.60	4.27	121,863	0.56		0.77		1.42		224
41.37	3.75	3,344	1.06		1.27		0.86		224
41.13	4.12	4,615	0.71		0.92		1.24		224
40.91	3.58	27,685	1.21		1.42		0.64		224
42.60	(1.37)	10	0.55	(d)	0.74	(d)	1.37	(d)	224
40.20	17.67	275,574	0.97		1.21		0.88		222
36.78	16.80	36,503	1.72		1.96		0.13		222
41.29	18.14	105,300	0.57		0.81		1.27		222
40.12	17.57	1,132	1.07		1.31		0.78		222
39.89	17.98	1,003	0.72		0.96		1.13		222
39.80	17.42	457	1.22		1.46		0.63		222
34.52	30.75	256,626	0.95		1.21		1.46		203
31.63	29.78	34,143	1.70		1.96		0.70		203
35.44	31.27	64,809	0.56		0.82		1.70		203
34.44	30.57	1,020	1.05		1.31		1.37		203
34.26	31.06	546	0.71		0.97		1.48		203
34.16	30.42	343	1.20		1.46		1.19		203

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements

October 31, 2017

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights and U.S. Equity Insights	A, C, Institutional, Service, Investor, R and R6	Diversified
Small Cap Growth Insights and Small Cap Value Insights	A, C, Institutional, Investor, R and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R and Class R6 Shares are not subject to a sales charge. Previously, Investor Shares were known as Class IR Shares.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Large Cap Value Insights	Quarterly	Annually
Large Cap Growth Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Government Money Market Fund’s accounting policies and investment holdings, please see the Government Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2017:

LARGE CAP GROWTH INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$30,546,125	$—	$—
North America	1,805,466,006	—	—
South America	9,425,919	—	—
Investment Company	2,014,724	—	—
Total	$1,847,452,774	$—	$—

Derivative Type
Assets(b)
Futures Contracts	$34,566	$—	$—

LARGE CAP VALUE INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$5,744,356	$—	$—
North America	367,581,564	—	—
South America	1,313,294	—	—
Total	$374,639,214	$—	$—

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$305,300	$—	$—
Europe	1,395,327	—	—
North America	293,244,136	—	—
Investment Company	1,888,255	—	—
Securities Lending Reinvestment Vehicle	3,814,124	—	—
Total	$300,647,142	$—	$—

SMALL CAP GROWTH INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$924,816	$—	$—
Europe	2,562,616	—	—
North America	578,395,435	—	89,628
Investment Company	6,845,839	—	—
Securities Lending Reinvestment Vehicle	9,975,846	—	—
Total	$598,704,552	$—	$89,628

Derivative Type
Assets(b)
Futures Contracts	$495,960	$—	$—

SMALL CAP VALUE INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$138,104	$—	$—
Europe	771,807	—	—
North America	180,337,138	—	—
Investment Company	2,138,517	—	—
Securities Lending Reinvestment Vehicle	1,754,725	—	—
Total	$185,140,291	$—	$—

Derivative Type
Assets(b)
Futures Contracts	$148,788	$—	$—

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$15,286,551	$—	$—
North America	628,939,029	—	—
South America	4,149,433	—	—
Investment Company	7,537	—	—
Total	$648,382,550	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of October 31, 2017. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Risk	Fund	Statements of Assets and Liabilities	Assets(a)	Liabilities(a)
Equity	Large Cap Growth Insights	Variation margin on futures contracts	$34,566	$—
Equity	Small Cap Growth Insights	Variation margin on futures contracts	495,960	—
Equity	Small Cap Value Insights	Variation margin on futures contracts	148,788	—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of October 31, 2017 is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss) from Futures Contracts	Net Change in Unrealized Gain (Loss) on Futures Contracts	Average Number of Contracts(a)
Equity	Large Cap Growth Insights	$4,314,611	$42,432	177
Equity	Large Cap Value Insights	1,188,609	137,778	60
Equity	Small Cap Equity Insights	755,822	222,506	52
Equity	Small Cap Growth Insights	864,421	555,893	140
Equity	Small Cap Value Insights	292,583	189,388	42
Equity	U.S. Equity Insights	1,136,133	144,857	62

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2017.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate†						Effective Net Management Rate*
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Large Cap Growth Insights	0.52%	0.47%	0.44%	0.44%	0.43%	0.61%	0.51%
Large Cap Value Insights	0.52	0.47	0.44	0.44	0.43	0.60	0.52
Small Cap Equity Insights	0.80	0.80	0.72	0.68	0.67	0.84	0.80
Small Cap Growth Insights	0.80	0.80	0.72	0.68	0.67	0.84	0.80
Small Cap Value Insights	0.80	0.80	0.72	0.68	0.67	0.84	0.79
U.S. Equity Insights	0.52	0.47	0.44	0.44	0.43	0.63	0.52

*	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
†	Effective September 11, 2017, GSAM reduced the contractual management fee across all breakpoints for Large Cap Growth Insights Fund, Large Cap Value Insights Fund, Small Cap Equity Insights Fund, Small Cap Growth Insights Fund, Small Cap Value Insights Fund and U.S. Equity Insights Fund. Prior to September 11, 2017, the Effective Rates were 0.65%, 0.60%, 0.85%, 0.85%, 0.85% and 0.65%, respectively.

The Funds invest in Institutional Shares of the Government Money Market Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest, except those management fees it earns from the Portfolio’s investment of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the fiscal year ended October 31, 2017, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Large Cap Growth Insights	$42,885
Large Cap Value Insights	7,105
Small Cap Equity Insights	5,678
Small Cap Growth Insights	14,816
Small Cap Value Insights	4,092
U.S. Equity Insights	9,872

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Funds, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Services Shares of the Funds, as applicable, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plans	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2017, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Large Cap Growth Insights	$52,811	$—
Large Cap Value Insights	4,707	849
Small Cap Equity Insights	3,115	407
Small Cap Growth Insights	9,800	—
Small Cap Value Insights	8,004	4
U.S. Equity Insights	10,422	1,153

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 28, 2017, Goldman Sachs charged transfer agency fees at the rates of 0.19% of the average daily net assets of Class A, Class C, Investor and Class R Shares and 0.02% of the average daily net assets of Class R6 Shares.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Effective February 28, 2017, Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Goldman Sachs Small Cap Growth Insights Fund. This arrangement will remain in effect through at least February 28, 2018, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.004%. These Other Expense limitations will remain in place through at least February 28, 2018, and prior to such date, GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
Large Cap Growth Insights	$1,319,734	$128	$594,168	$1,914,030
Large Cap Value Insights	320,654	28	310,375	631,057
Small Cap Equity Insights	121,574	21	397,373	518,968
Small Cap Growth Insights	144,952	63,377	515,512	723,841
Small Cap Value Insights	82,769	—	374,315	457,084
U.S. Equity Insights	657,637	118	408,541	1,066,296

G.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2017, Goldman Sachs earned $3,304, $390, $1,177, $1,248, $484 and $633 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds, respectively.

As of October 31, 2017, the following Goldman Sachs Fund of Funds Portfolios and Goldman Sachs Global Tax-Aware Equity Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Equity Growth Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Enhanced Dividend Global Equity Portfolio
Small Cap Equity Insights	7%	10%	17%

As of October 31, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of 17% of outstanding Class R6 Shares of the Large Cap Value Insights Fund.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in the Government Money Market Fund for the fiscal year ended October 31, 2017:

Fund	Market Value as of October 31, 2016	Purchased at Cost	Proceeds from Sales	Market Value as of October 31, 2017	Shares as of October 31, 2017	Dividend Income from Affiliated Investment Companies
Large Cap Growth Insights	$7,929,150	$803,064,558	$(808,978,984)	$2,014,724	2,014,724	$170,935
Large Cap Value Insights	3,571,370	111,282,925	(114,854,295)	—	—	26,323
Small Cap Equity Insights	2,983,493	113,035,547	(114,130,785)	1,888,255	1,888,255	23,060
Small Cap Growth Insights	4,676,926	276,438,779	(274,269,866)	6,845,839	6,845,839	61,037
Small Cap Value Insights	1,659,749	68,831,621	(68,352,853)	2,138,517	2,138,517	15,202
U.S. Equity Insights	4,745,871	131,694,281	(136,432,615)	7,537	7,537	42,234

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2017 were:

Fund	Purchases	Sales and Maturities
Large Cap Growth Insights	$3,245,763,801	$2,557,911,595
Large Cap Value Insights	895,728,750	1,029,802,808
Small Cap Equity Insights	365,722,592	363,002,765
Small Cap Growth Insights	801,494,550	531,972,785
Small Cap Value Insights	260,001,585	242,459,176
U.S. Equity Insights	1,124,200,946	1,108,369,053

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

7. SECURITIES LENDING (continued)

of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying an amount equal to the market value of the securities loaned minus the value of the cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2017 and are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended October 31, 2017, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended October 31, 2017		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as October 31, 2017
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Large Cap Growth Insights	$120	$560	$—
Large Cap Value Insights	260	—	—
Small Cap Equity Insights	13,758	15,237	1,233,675
Small Cap Growth Insights	25,726	32,405	1,254,400
Small Cap Value Insights	5,204	8,873	680,050
U.S. Equity Insights	213	7	—

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended October 31, 2017:

Fund	Beginning Value as of October 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2017	Shares as of October 31, 2017	Dividend Income from Affiliated Securities Lending Reinvestment Vehicle
Large Cap Growth Insights	$1,885,575	$15,432,866	$(17,318,441)	$—	—	$6,134
Large Cap Value Insights	—	8,962,100	(8,962,100)	—	—	6,421
Small Cap Equity Insights	5,850,847	48,965,305	(51,002,028)	3,814,124	3,814,124	124,170
Small Cap Growth Insights	6,824,350	104,887,837	(101,736,341)	9,975,846	9,975,846	230,750
Small Cap Value Insights	2,354,525	34,212,737	(34,812,537)	1,754,725	1,754,725	46,942
U.S. Equity Insights	—	13,635,650	(13,635,650)	—	—	1,942

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2017 was as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Distribution paid from:
Ordinary income	$6,012,160	$7,614,518	$1,388,528	$398,313	$1,639,215	$10,465,861
Net long-term capital gains	—	—	—	—	5,418,202	11,389,368
Total taxable distributions	$6,012,160	$7,614,518	$1,388,528	$398,313	$7,057,417	$21,855,229

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Distribution paid from:
Ordinary income	$5,998,791	$5,801,423	$546,095	$3,238,832	$1,827,012	$4,768,146
Net long-term capital gains	—	—	—	7,363,769	6,529,301	13,484,645
Total taxable distributions	$5,998,791	$5,801,423	$546,095	$10,602,601	$8,356,313	$18,252,791

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

8. TAX INFORMATION (continued)

As of October 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Undistributed ordinary income — net	$77,161,838	$179,188	$519,273	$12,890,991	$8,583,919	$55,838,489
Undistributed long-term capital gains	10,373,879	—	—	10,834,303	10,046,219	9,504,988
Total undistributed earnings	$87,535,717	$179,188	$519,273	$23,725,294	$18,630,138	$65,343,477
Timing differences (Qualified Late Year Loss Deferrals):(1)(2)	—	—	—	(218,113)	—	—
Unrealized gains (losses) — net	239,906,488	17,740,599	30,769,536	76,832,592	20,350,899	90,440,369
Total accumulated earnings (losses) net	$327,442,205	$17,919,787	$31,288,809	$100,339,773	$38,981,037	$155,783,846

(1)	The Large Cap Growth Insights, Large Cap Value Insights, Small Cap Growth Insights and Small Cap Equity Insights Funds utilized $34,522,442, $64,002,580, $1,262,748 and $29,721,652, respectively, of capital losses in the current fiscal year.
(2)	The Large Cap Growth Insights, Large Cap Value Insights, and Small Cap Equity Insights Funds had capital loss carryforwards of $7,642,184, $231,539,160, and $39,518,742, respectively, which expired in the current fiscal year.

As of October 31, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Tax Cost	$1,607,580,852	$356,898,615	$269,877,606	$522,457,548	$164,938,180	$557,942,181
Gross unrealized gain	259,790,086	28,134,591	45,372,502	87,520,711	27,814,794	99,076,546
Gross unrealized loss	(19,883,598)	(10,393,992)	(14,602,966)	(10,688,119)	(7,463,895)	(8,636,177)
Net unrealized gains (losses)	$239,906,488	$17,740,599	$30,769,536	$76,832,592	$20,350,899	$90,440,369

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, and differences in the tax treatment of underlying fund investments and real estate investment trusts.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

8. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from expired capital loss carryforwards, dividend redesignations, and differences in the tax treatment of passive foreign investment company investments, real estate investment trust investments and underlying fund investments.

Fund	Paid-in-Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Large Cap Growth Insights	$(7,546,266)	$7,621,856	$(75,590)
Large Cap Value Insights	(231,539,160)	231,710,842	(171,682)
Small Cap Equity Insights	(39,518,742)	39,781,985	(263,243)
Small Cap Growth Insights	(22,664)	83,932	(61,268)
Small Cap Value Insights	—	(46,329)	46,329
U.S. Equity Insights	—	29,831	(29,831)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Custody Risk — If a Fund invests in foreign securities, such Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

9. OTHER RISKS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Large Cap Growth Insights Fund

	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,156,133	$135,665,162	4,871,878	$111,616,202
Reinvestment of distributions	42,896	1,054,814	44,935	1,011,487
Shares redeemed	(5,606,697)	(147,687,466)	(2,754,157)	(62,665,876)
	(407,668)	(10,967,490)	2,162,656	49,961,813
Class C Shares
Shares sold	706,134	16,925,441	592,108	12,247,011
Reinvestment of distributions	—	—	3,411	70,030
Shares redeemed	(679,932)	(16,427,926)	(668,123)	(13,729,680)
	26,202	497,515	(72,604)	(1,412,639)
Institutional Shares
Shares sold	19,993,972	549,427,327	14,545,738	340,385,079
Reinvestment of distributions	146,880	3,721,935	172,457	3,995,824
Shares redeemed	(10,111,072)	(283,638,805)	(16,847,504)	(399,944,447)
	10,029,780	269,510,457	(2,129,309)	(55,563,544)
Service Shares
Shares sold	2,147,028	58,878,257	571,723	13,002,820
Reinvestment of distributions	2,689	65,256	1,126	25,064
Shares redeemed	(437,214)	(11,689,352)	(167,522)	(3,819,711)
	1,712,503	47,254,161	405,327	9,208,173
Investor Shares
Shares sold	12,034,053	319,213,183	1,406,369	32,214,043
Reinvestment of distributions	20,951	508,700	13,466	299,351
Shares redeemed	(1,950,131)	(52,002,689)	(918,003)	(20,653,052)
	10,104,873	267,719,194	501,832	11,860,342
Class R Shares
Shares sold	554,938	14,366,418	654,611	14,454,507
Reinvestment of distributions	792	19,073	1,024	22,608
Shares redeemed	(453,392)	(11,967,082)	(225,286)	(5,040,108)
	102,338	2,418,409	430,349	9,437,007
Class R6 Shares
Shares sold	4,149,527	117,545,233	352,900	8,519,143
Reinvestment of distributions	4,639	117,502	4	88
Shares redeemed	(227,276)	(6,468,360)	(14,263)	(351,145)
	3,926,890	111,194,375	338,641	8,168,086
NET INCREASE (DECREASE)	25,494,918	$687,626,621	1,636,892	$31,659,238

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund				Small Cap Equity Insights Fund
For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2016
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

938,642	$18,325,585	1,084,347	$18,061,628	704,895	$16,033,151	323,863	$6,101,412
41,408	831,300	40,809	678,235	3,894	89,903	2,490	45,983
(1,470,486)	(28,520,531)	(1,268,220)	(20,762,429)	(624,039)	(14,181,081)	(533,055)	(9,848,556)
(490,436)	(9,363,646)	(143,064)	(2,022,566)	84,750	1,941,973	(206,702)	(3,701,161)

155,187	3,005,263	186,109	3,051,426	137,899	2,725,601	145,057	2,399,687
4,317	86,981	4,326	70,982	—	—	—	—
(435,318)	(8,416,740)	(338,548)	(5,542,854)	(403,390)	(7,999,719)	(283,778)	(4,679,929)
(275,814)	(5,324,496)	(148,113)	(2,420,446)	(265,491)	(5,274,118)	(138,721)	(2,280,242)

3,634,705	70,136,767	7,966,936	134,725,679	3,733,505	88,306,553	6,934,096	136,400,630
296,835	5,903,889	283,557	4,723,662	50,681	1,211,288	25,392	484,997
(11,277,388)	(221,248,461)	(5,968,082)	(97,125,090)	(3,424,030)	(80,667,613)	(2,418,764)	(47,250,604)
(7,345,848)	(145,207,805)	2,282,411	42,324,251	360,156	8,850,228	4,540,724	89,635,023

126,977	2,490,712	81,528	1,340,192	20,415	463,044	8,039	142,654
5,367	108,696	4,529	75,483	24	557	—	—
(80,809)	(1,578,770)	(167,144)	(2,823,184)	(22,418)	(501,963)	(25,558)	(448,418)
51,535	1,020,638	(81,087)	(1,407,509)	(1,979)	(38,362)	(17,519)	(305,764)

1,221,228	23,843,819	469,915	7,825,428	179,915	4,058,493	365,604	6,939,445
20,975	422,970	6,972	116,096	2,293	52,520	300	5,495
(393,594)	(7,748,706)	(220,579)	(3,737,471)	(453,613)	(10,078,212)	(44,280)	(857,475)
848,609	16,518,083	256,308	4,204,053	(271,405)	(5,967,199)	321,624	6,087,465

175,752	3,454,830	42,700	722,480	302,315	6,719,996	247,030	4,553,458
2,106	42,661	562	9,330	572	12,986	135	2,444
(36,231)	(719,513)	(9,398)	(150,510)	(187,672)	(4,209,761)	(211,710)	(3,853,467)
141,627	2,777,978	33,864	581,300	115,215	2,523,221	35,455	702,435

2,971	59,899	—	—	12,053	283,000	1,287	25,078
41	845	10	162	12	277	3	59
(8)	(173)	—	—	(674)	(16,024)	(61)	(1,264)
3,004	60,571	10	162	11,391	267,253	1,229	23,873
(7,067,323)	$(139,518,677)	2,200,329	$41,259,245	32,637	$2,302,996	4,536,090	$90,161,629

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Growth Insights Fund

	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,136,249	$37,199,052	1,256,023	$34,420,142
Reinvestment of distributions	—	—	132,878	3,757,782
Shares redeemed	(1,313,240)	(42,282,750)	(489,404)	(13,725,489)
	(176,991)	(5,083,698)	899,497	24,452,435
Class C Shares
Shares sold	102,607	2,660,555	105,278	2,387,599
Reinvestment of distributions	—	—	35,861	815,833
Shares redeemed	(91,970)	(2,394,250)	(124,443)	(2,724,829)
	10,637	266,305	16,696	478,603
Institutional Shares
Shares sold	4,659,005	177,869,765	1,524,472	49,642,434
Reinvestment of distributions	4,666	174,384	120,842	3,937,033
Shares redeemed	(1,212,399)	(46,266,257)	(665,765)	(21,096,434)
	3,451,272	131,777,892	979,549	32,483,033
Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Investor Shares
Shares sold	4,505,011	149,045,196	1,634,389	47,410,064
Reinvestment of distributions	5,030	165,943	14,163	408,028
Shares redeemed	(1,020,946)	(34,220,908)	(143,235)	(4,105,874)
	3,489,095	114,990,231	1,505,317	43,712,218
Class R Shares
Shares sold	276,199	8,757,965	97,388	2,535,925
Reinvestment of distributions	—	—	5,362	147,444
Shares redeemed	(69,462)	(2,201,233)	(44,244)	(1,191,291)
	206,737	6,556,732	58,506	1,492,078
Class R6 Shares
Shares sold	901,874	34,903,436	228,959	7,282,283
Reinvestment of distributions	457	17,101	22	728
Shares redeemed	(117,452)	(4,487,420)	(25,829)	(846,294)
	784,879	30,433,117	203,152	6,436,717
NET INCREASE (DECREASE)	7,765,629	$278,940,579	3,662,717	$109,055,084

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Small Cap Value Insights Fund				U.S. Equity Insights Fund
For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2016		For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2016
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

210,248	$9,215,874	128,272	$4,710,758	444,307	$20,229,205	334,884	$13,048,404
93,198	4,222,632	157,232	5,565,515	228,207	9,688,682	247,520	9,779,889
(444,455)	(19,351,639)	(366,024)	(13,352,248)	(1,241,858)	(55,458,022)	(990,904)	(39,397,634)
(141,009)	(5,913,133)	(80,520)	(3,075,975)	(569,344)	(25,540,135)	(408,500)	(16,569,341)

70,947	2,350,748	32,823	927,337	74,268	3,052,518	85,315	3,069,965
23,439	798,161	40,482	1,093,112	26,804	1,032,502	31,570	1,140,209
(118,162)	(3,861,488)	(109,692)	(3,073,143)	(309,071)	(12,642,103)	(269,356)	(9,743,746)
(23,776)	(712,579)	(36,387)	(1,052,694)	(207,999)	(8,557,083)	(152,471)	(5,533,572)

812,411	46,070,997	118,044	5,404,699	1,821,964	83,752,938	2,086,459	84,883,909
22,451	1,300,286	22,329	1,000,594	183,080	7,994,734	126,138	5,110,348
(328,579)	(18,217,268)	(138,007)	(6,072,680)	(1,374,603)	(63,460,830)	(840,904)	(34,146,671)
506,283	29,154,015	2,366	332,613	630,441	28,286,842	1,371,693	55,847,586

—	—	—	—	33,426	1,560,910	64,537	2,563,517
—	—	—	—	5,039	213,019	2,888	113,703
—	—	—	—	(37,040)	(1,638,279)	(13,458)	(535,124)
—	—	—	—	1,425	135,650	53,967	2,142,096

213,800	9,389,755	22,772	832,806	576,197	25,554,721	447,815	18,126,255
5,359	242,132	3,185	112,448	20,573	864,392	5,398	211,040
(145,468)	(6,290,855)	(22,604)	(837,149)	(170,917)	(7,688,730)	(111,828)	(4,472,094)
73,691	3,341,032	3,353	108,105	425,853	18,730,383	341,385	13,865,201

67,892	2,921,620	69,972	2,539,899	566,443	26,105,639	300,867	11,680,907
5,447	243,261	8,221	287,780	26,329	1,099,694	26,635	1,037,960
(188,151)	(8,158,331)	(59,207)	(2,141,070)	(300,543)	(13,224,161)	(247,960)	(9,521,591)
(114,812)	(4,993,450)	18,986	686,609	292,229	13,981,172	79,542	3,197,276

86,823	4,889,856	1	100	52,331	2,378,202	1,197	50,163
8	437	12	516	97	4,248	10	409
(10,556)	(579,155)	—	—	(3,916)	(187,759)	—	—
76,275	4,311,138	13	616	48,512	2,194,691	1,207	50,572
376,652	$25,187,023	(92,189)	$(3,000,726)	621,117	$29,231,520	1,286,823	$52,999,818

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund, and Goldman Sachs U.S. Equity Insights Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund, and Goldman Sachs U.S. Equity Insights Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, as of October 31, 2017, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent of the underlying funds, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 26, 2017

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Period Ended October 31, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017, which represents a period of 184 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Large Cap Growth Insights Fund				Large Cap Value Insights Fund				Small Cap Equity Insights Fund				Small Cap Growth Insights Fund
Share Class	Beginning Account Value 5/1/17	Ending Account Value 10/31/17		Expenses Paid for the 6 months ended 10/31/17*	Beginning Account Value 5/1/17	Ending Account Value 10/31/17		Expenses Paid for the 6 months ended 10/31/17*	Beginning Account Value 5/1/17	Ending Account Value 10/31/17		Expenses Paid for the 6 months ended 10/31/17*	Beginning Account Value 5/1/17	Ending Account Value 10/31/17		Expenses Paid for the 6 months ended 10/31/17*
Class A
Actual	$1,000.00	$1,128.20		$5.10	$1,000.00	$1,083.50		$5.04	$1,000.00	$1,076.00		$6.49	$1,000.00	$1,101.70		$6.36
Hypothetical 5% return	1,000.00	1,020.42	+	4.84	1,000.00	1,020.37	+	4.89	1,000.00	1,018.95	+	6.31	1,000.00	1,019.16	+	6.11
Class C
Actual	1,000.00	1,123.80		9.10	1,000.00	1,079.30		8.96	1,000.00	1,072.10		10.34	1,000.00	1,097.60		10.31
Hypothetical 5% return	1,000.00	1,016.64	+	8.64	1,000.00	1,016.58	+	8.69	1,000.00	1,015.22	+	10.06	1,000.00	1,015.37	+	9.91
Institutional
Actual	1,000.00	1,130.40		2.95	1,000.00	1,085.20		2.94	1,000.00	1,078.40		4.40	1,000.00	1,103.60		4.51
Hypothetical 5% return	1,000.00	1,022.43	+	2.80	1,000.00	1,022.38	+	2.85	1,000.00	1,020.97	+	4.28	1,000.00	1,020.92	+	4.33
Service
Actual	1,000.00	1,127.70		5.63	1,000.00	1,082.70		5.56	1,000.00	1,075.30		7.01	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,019.91	+	5.35	1,000.00	1,019.86	+	5.40	1,000.00	1,018.45	+	6.82	N/A	N/A		N/A
Investor(a)
Actual	1,000.00	1,129.40		3.76	1,000.00	1,084.70		3.73	1,000.00	1,077.50		5.18	1,000.00	1,102.90		5.04
Hypothetical 5% return	1,000.00	1,021.68	+	3.57	1,000.00	1,021.63	+	3.62	1,000.00	1,020.21	+	5.04	1,000.00	1,020.42	+	4.84
Class R
Actual	1,000.00	1,126.90		6.43	1,000.00	1,081.60		6.35	1,000.00	1,074.80		7.74	1,000.00	1,100.30		7.68
Hypothetical 5% return	1,000.00	1,019.16	+	6.11	1,000.00	1,019.11	+	6.16	1,000.00	1,017.74	+	7.53	1,000.00	1,017.90	+	7.38
Class R6
Actual	1,000.00	1,130.40		2.90	1,000.00	1,085.90		2.89	1,000.00	1,078.40		4.35	1,000.00	1,103.80		4.40
Hypothetical 5% return	1,000.00	1,022.48	+	2.75	1,000.00	1,022.43	+	2.80	1,000.00	1,021.02	+	4.23	1,000.00	1,021.02	+	4.23

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Period Ended October 31, 2017 (Unaudited) (continued)

	Small Cap Value Insights Fund				U.S. Equity Insights Fund
Share Class	Beginning Account Value 5/1/17	Ending Account Value 10/31/17		Expenses Paid for the 6 months ended 10/31/17*	Beginning Account Value 5/1/17	Ending Account Value 10/31/17		Expenses Paid for the 6 months ended 10/31/17*
Class A
Actual	$1,000.00	$1,051.60		$6.41	$1,000.00	$1,105.40		$5.09
Hypothetical 5% return	1,000.00	1,018.95	+	6.31	1,000.00	1,020.37	+	4.89
Class C
Actual	1,000.00	1,047.80		10.27	1,000.00	1,101.10		9.06
Hypothetical 5% return	1,000.00	1,015.17	+	10.11	1,000.00	1,016.58	+	8.69
Institutional
Actual	1,000.00	1,053.80		4.35	1,000.00	1,107.50		2.97
Hypothetical 5% return	1,000.00	1,020.97	+	4.28	1,000.00	1,022.38	+	2.85
Service
Actual	N/A	N/A		N/A	1,000.00	1,104.70		5.62
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.86	+	5.40
Investor(a)
Actual	1,000.00	1,052.90		5.12	1,000.00	1,106.80		3.77
Hypothetical 5% return	1,000.00	1,020.21	+	5.04	1,000.00	1,021.63	+	3.62
Class R
Actual	1,000.00	1,050.20		7.70	1,000.00	1,104.10		6.42
Hypothetical 5% return	1,000.00	1,017.69	+	7.58	1,000.00	1,019.11	+	6.16
Class R6
Actual	1,000.00	1,053.80		4.30	1,000.00	1,107.50		2.92
Hypothetical 5% return	1,000.00	1,021.02	+	4.23	1,000.00	1,022.43	+	2.80

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor(a)	Class R	Class R6
Large Cap Growth Insights+	0.95%	1.70%	0.55%	1.05%	0.70%	1.20%	0.54%
Large Cap Value Insights+	0.96	1.71	0.56	1.06	0.71	1.21	0.55
Small Cap Equity Insights+	1.24	1.98	0.84	1.34	0.99	1.48	0.83
Small Cap Growth Insights+	1.20	1.95	0.85	N/A	0.95	1.45	0.83
Small Cap Value Insights+	1.24	1.99	0.84	N/A	0.99	1.49	0.83
U.S. Equity Insights+	0.96	1.71	0.56	1.06	0.71	1.21	0.55

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund, and Goldman Sachs U.S. Equity Insights Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Large Cap Growth Insights Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Large Cap Growth Insights Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees noted that the Large Cap Growth Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2017. They observed that the Large Cap Value Insights Fund’s Institutional Shares had placed in the first quartile of its peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2017. They noted that the Small Cap Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the three-year period and underperformed for the one-, five-, and ten-year periods ended March 31, 2017. The Trustees observed that the Small Cap Growth Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three- and five-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three-year period and underperformed for the one- and five-year periods ended March 31, 2017. They noted that the Small Cap Value Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods ended March 31, 2017, and had outperformed the Fund’s benchmark index for the three-year period and underperformed for the one- and five-year periods ended April 30, 2017. They observed that the U.S. Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods ended March 31, 2017, and had outperformed the Fund’s benchmark index for the one- and five-year periods and underperformed for the three- and ten-year periods ended April 30, 2017.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

With respect to each Fund, the Trustees noted that the management fee breakpoint schedules were being reduced at all asset levels. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Small Cap Growth Insights Fund that would have the effect of increasing total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund
First $1 billion	0.65%	0.60%	0.85%	0.85%	0.85%	0.65%
Next $1 billion	0.59	0.54	0.85	0.85	0.85	0.59
Next $3 billion	0.56	0.51	0.77	0.77	0.77	0.56
Next $3 billion	0.55	0.50	0.73	0.73	0.73	0.55
Over $8 billion	0.54	0.49	0.72	0.72	0.72	0.54

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Small Cap Growth Insights Fund’s Class A, Class C, Investor, Class R and Class T Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2018.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 75	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Chairman of the Board of Trustees, Goldman Sachs Trust II (2012-2016), Goldman Sachs MLP Income Opportunities Fund (2013-2016), Goldman Sachs MLP and Energy Renaissance Fund (2014-2016), and Goldman Sachs ETF Trust (2014-2016); Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998- 2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; and Goldman Sachs Private Middle Market Credit LLC.

				106	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Jessica Palmer Age: 68	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	142	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2017, Goldman Sachs Trust consisted of 90 portfolios; Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (11 of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Goldman Sachs Trust — Domestic Equity Insights Funds — Tax Information (Unaudited)

For the year ended October 31, 2017, 98.79%, 100%, 100%, 20.05%, 71.23% and 73.28% of the dividends paid from net investment company taxable income by the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, and U.S. Equity Insights Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2017, 100%, 100%, 100%, 100%, 87.34% and 79.81% of the dividends paid from net investment company taxable income by the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, and U.S. Equity Insights Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Small Cap Value Insights and U.S. Equity Insights Funds designate $5,418,202 and $11,389,368, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2017.

During the fiscal year ended October 31, 2017, the Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds designate $228,189, $605,873 and $6,135,927, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.25 trillion in assets under supervision as of September 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[5]

Fundamental Equity

∎	Equity Income Fund[6]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[7]
∎	Concentrated Growth Fund[8]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[9]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[10]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[6]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[7]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[8]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[9]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[10]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President

and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of October 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 113979-OTU-669946 DOMINSAR-17/87.1k

Goldman Sachs Funds

Annual Report	October 31, 2017

Fundamental Emerging Markets Equity Funds
Asia Equity
Emerging Markets Equity
N-11 Equity

Goldman Sachs Fundamental Emerging Markets Equity Funds

∎	ASIA EQUITY

∎	EMERGING MARKETS EQUITY

∎	N-11 EQUITY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental Emerging Markets Equity Investment Process?

Goldman Sachs’ Fundamental Emerging Markets Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by our dedicated Emerging Markets Team that works together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to seek to identify its best investment ideas.

∎	The Emerging Markets Equity research team, based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, India and Australia, focuses on long-term business and management quality

∎	Proprietary, bottom-up research is the key driver of our investment process

∎	Analysts collaborate regularly to leverage regional and industry-specific research and insights

∎	Members of each local investment team are aligned by sector and are responsible for finding ideas with the best risk-adjusted upside in their respective areas of coverage

∎	The decision-making process includes active participation in frequent and regular research meetings

∎	The Emerging Market Equity team benefits from the country and currency expertise of our Global Emerging Markets Debt and Currency teams

∎	Security selections are aligned with levels of investment conviction and risk-adjusted upside

∎	Continual risk monitoring identifies various risks at the stock and portfolio level and assesses whether they are intended and justified

∎	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

Emerging markets equity portfolios that strive to offer:

∎	Access to markets across emerging markets

∎	Disciplined approach to stock selection

∎	Optimal risk/return profiles

1

MARKET REVIEW

Goldman Sachs Fundamental Emerging Markets Equity Funds

Market Review

Emerging markets equities rallied during the 12-month period ended October 31, 2017 (the “Reporting Period”). The MSCI Emerging Markets Index (Net, USD, Unhedged) (the “MSCI EM Index”) posted a return of 26.45%.* Emerging markets equities outperformed developed markets equities on a relative basis, as measured by the MSCI Europe, Australasia, Far East (EAFE) Index, which returned 23.44% for the same time period.

Soon after the Reporting Period began in November 2016, emerging market equities fell sharply following the unexpected outcome of the U.S. presidential elections due to headwinds from the resulting rise in U.S. Treasury rates and the U.S. dollar. Concerns of protectionist U.S. trade and immigration policies also weighed on emerging market equities. In December 2016, emerging market equities remained weak, as the Federal Reserve (the “Fed”) hiked interest rates 25 basis points and set a more hawkish tone for its 2017 hike path. (A basis point is 1/100th of a percentage point. Hawkish language tends to suggest higher interest rates; opposite of dovish.)

Despite the political uncertainty and protectionism concerns arising from the then-new U.S. Administration in January 2017, emerging market equities were buoyed by optimism about economic growth, owing to strong economic data and rising metal and soft commodity prices. February 2017 was another month of positive performance for emerging market equities, as investors continued to assess the outlook for potential tax reform, deregulation and other fiscal policies out of the U.S. Administration. Indian equities were a standout performer, as a pragmatic Union Budget and a strong third quarter 2016 Gross Domestic Product (“GDP”) number were supportive of risk sentiment, particularly following India’s November 2016 demonetization move. (On November 8, 2016, India’s Prime Minister Narendra Modi announced that 86% of the country’s currency would be rendered null and void in 50 days. It was posited as a move to crackdown on corruption and the country’s booming under-regulated and virtually untaxed grassroots economy, but was also being used as a driver to get millions of Indians onto the country’s official economic grid — many for the first time. Modi’s crackdown saw all 500 and 1,000 rupee notes — the country’s most popular currency denominations — removed from circulation, while a new 2,000 rupee note was added in. Five hundred rupees is roughly the equivalent of $7.50.)

In March 2017, the Fed raised interest rates for the third time since the 2008 global financial crisis. However, a seemingly cautious stance on its future path of monetary tightening from Fed Chair Janet Yellen and the presence of a dissenter on the Fed committee led to a dovish market reaction. Mexico was the best performing emerging market equity market in March 2017, buoyed by peso appreciation following a fourth consecutive rate hike by its central bank, Banxico.

Emerging market equities were supported during the second calendar quarter by receding political risk. Chinese equities largely shrugged off the sovereign credit rating downgrade by independent ratings agency Moody’s in May 2017. Indeed, Chinese equities rallied on easing market concerns as the People’s Bank of China highlighted the distinction between ongoing financial deleveraging and monetary tightening, and as the Chinese yuan appreciated. (Less sovereign leverage refers to the fact that emerging markets generally have less sovereign debt than developed markets as a percentage of Gross Domestic Product given the effects of quantitative easing in the U.S. and Europe.) In June 2017, index provider MSCI announced as part of its Annual Market Classification Review that it would include China A-shares

*	All index returns are expressed in U.S. dollar terms.

2

MARKET REVIEW

in its global equity benchmarks. In India, ongoing progress on its Goods and Services Tax (“GST”) implementation and an improved outlook for the monsoon season were constructive for its equity market in May 2017, offsetting softer economic data. However, Indian equities sold off in June 2017 on concerns about the impact on economic growth of the GST rollout and about elevated valuations, despite supportive domestic monetary and fiscal policy developments. Qatar was the worst performing emerging equities market during the second quarter of 2017, as several key Persian Gulf countries cut off diplomatic ties and closed borders with Qatar, citing security concerns.

U.S. economic activity and labor market data showed rather consistent strength through the third calendar quarter. The Consumer Price Index, a measure of inflation, rose 0.4% in August 2017, reversing five consecutive months of downside inflation surprises and raising odds of further monetary tightening before calendar year-end. Markets also reacted hawkishly to the Fed’s minutes. Details regarding the U.S. Administration’s tax reform plan extended bullish, or optimistic, market moves and further boosted the U.S. dollar. Meanwhile, the European Central Bank (“ECB”) kept its monetary policy unchanged at its September 2017 meeting and revised downward its forecast for headline inflation for the second time this calendar year. ECB President Draghi maintained a dovish stance and deferred discussion around tapered asset purchases to its October 2017 meeting. Risk sentiment amid North Korean missile launches and escalating geopolitical tensions between U.S. and North Korea drove the Japanese yen higher and equities lower. Japanese equities subsequently rallied in September 2017 on rising U.S. bond yields, a weakening yen and reports that Prime Minister Abe had dissolved the Japanese Lower House and called a general election to be held in October 2017.

Emerging market equities performed strongly in October 2017 despite a strong U.S. dollar, driven largely by Asia ex-Japan equities. The South Korean equity market was a standout performer, supported by moderating geopolitical concerns amid the prospect of improving diplomatic relations with China. Indian equities were buoyed by its government’s announcement of a $32 billion plan to recapitalize state-owned Public Sector Banks. The 19th China Party Congress meeting was held in late October 2017, wherein the new leadership team was announced. President Xi Jinping signaled a continuation of current policy priorities, including a focus on reforms and deleveraging, while emphasizing the importance of both the sustainability and quality of China’s economic growth going forward.

For the Reporting Period as a whole, information technology, real estate and materials were the best performing sectors in the MSCI EM Index. Consumer staples, telecommunication services and utilities were the weakest sectors in the MSCI EM Index, though each still produced a positive absolute return during the Reporting Period.

From a country perspective, Poland, China and Hungary were the best performing individual constituents of the MSCI EM Index for the Reporting Period. Conversely, Pakistan, Egypt and Qatar were the weakest individual country constituents of the MSCI EM Index, each posting a double-digit negative absolute return during the Reporting Period.

Looking Ahead

At the end of the Reporting Period, we maintained a positive outlook for global equities based on economic growth and earnings growth indicators. Global economic growth and earnings forecasts were trending upward at the end of October 2017 in all major regions for the first time since 2010. In our view, the best opportunities in equities may well exist outside

3

MARKET REVIEW

the U.S. wherein we believe valuations were especially high at the end of the Reporting Period.

Amongst international equities, we were especially positive on emerging market equities at the end of the Reporting Period based on our view that macroeconomic fundamentals were supportive and valuations were attractive in many of these markets. The emerging markets growth premium to developed markets continued to widen during the Reporting Period, as economic recovery was broad-based across countries. We were particularly constructive on the emerging markets consumer given improving macroeconomic conditions, especially in Asia. Further, it appeared to us that inflationary pressures were moderating, supporting accommodative monetary policy as well as a corporate earnings rebound. From a valuation perspective, following five years of underperformance versus developed market equities, emerging market equities were trading at an approximately 25% discount to developed market equities at the end of the Reporting Period.

We were also optimistic on India at the end of the Reporting Period given the earnings recovery spurred by its government’s focus on improving the ease of doing business, simplifying taxation, pushing for infrastructure and promoting a stable inflationary outlook. We believe GST implementation could be a structural growth driver in India in the coming years. Anecdotally, a logistics company we met with recently saw a one-third reduction in the time taken to transport goods between Mumbai and Delhi due to the abandoning of checkpoints at state borders. GST could also accelerate, in our view, the shift toward the organized segment, and those companies operating in industries until now dominated by unorganized players could be key beneficiaries, such as jewelry, retail, ceramics and textiles. (The organized segment refers to the portion of India’s market that is formally registered with state governments and thus subject to regulation.) At the end of the Reporting Period, we continued to favor businesses exposed to the cyclical recovery in sectors such as building materials, industrials and non-banking financials.

As always, we maintain our focus on seeking high-quality equity investments trading at compelling valuations and intend to stay true to our long-term discipline as we seek to navigate potentially volatile markets ahead.

4

PORTFOLIO RESULTS

Goldman Sachs Asia Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Asia ex Japan Equity Portfolio Management Team discusses the Goldman Sachs Asia Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and Investor Shares generated average annual total returns, without sales charges, of 31.36%, 30.35%, 31.91% and 31.74%, respectively. These returns compare to the 30.45% average annual total return of the Fund’s benchmark, the MSCI® All Country Asia ex-Japan Index (Net, USD, Unhedged) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted robust positive absolute returns that outperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. From a country perspective, stock selection in China/Hong Kong, Malaysia and Singapore and having an underweighted allocation to Malaysia, which lagged the Index during the Reporting Period, contributed most positively. Stock selection in India, Indonesia and South Korea and having an overweighted allocation to India, which underperformed the Index during the Reporting Period, detracted from the Fund’s relative results most. Having an allocation to cash during a Reporting Period when the Index rallied hurt as well.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Index from holdings in Kweichow Moutai, Ping An Insurance and Galaxy Entertainment Group.

Kweichow Moutai, the largest Chinese hard liquor maker, positioned at the premium end of the market, is not a component of the Index but outperformed the Index during the Reporting Period with its strong fundamentals and defensive nature. Kweichow Moutai was a new purchase for the Fund during the Reporting Period. The company not only managed its channels well to cement its lead over peers but also broadened its product innovations at the super-premium end of the market to meet rising demand from affluent private and business customers. In combination, these factors helped sustain mainstream demand as well as stimulate investment demand for Kweichow Moutai. At the end of the Reporting Period, we believed the company’s strong fundamental momentum should be able to carry the stock for the next several months so long as its management executes well.

Shares of Ping An Insurance, a Chinese provider of insurance services, rose, driven by the company’s above-peer premium growth and by expectations of investment yield improvement as China’s interest rate cycle reversed its down-trend. At the end of the Reporting Period, we maintained the Fund’s overweight position relative to the Index in Ping An Insurance due to what we consider to be the quality of its insurance business in terms of growth and cost along with the fast development of its Internet finance services and better valuation prospects after the potential spin-off of subsidiaries like Lufax.

Galaxy Entertainment Group operates casinos, hotels and other entertainment facilities in Macau. The overall gross gaming industry revenues in Macau maintained its growth trend during the Reporting Period and, in fact, registered its strongest performance in approximately three years despite November 2016 being a seasonally softer month. The surge in revenues was driven by an uptick in the premium segment following two years of downturn on the back of improved player confidence due to a less intense anti-graft campaign and better junket liquidity. (In 2014, the Chinese government had implemented an anti-corruption campaign that had significantly affected tourism to Macau. Junkets are gaming

5

PORTFOLIO RESULTS

promoters, largely bankrolled by corporate investors and Macau’s super rich, that operate like mini-banks, lending and collecting money, as well as organizing luxury travel, accommodation and other high-end services for well-heeled clients.) The premium segment also benefited from a favorable macro backdrop in China, including a property market rally.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Idea Cellular, PChome Online and Hilong Holding.

Idea Cellular, a new position for the Fund during the Reporting Period, is an India-based telecommunication services company. The Indian telecommunications industry has been facing a challenging period due to intensifying competition and an increase in industry-wide capital expenditures made in an effort to capture market share. Idea Cellular’s stock corrected further on the nation’s regulators announcing a reduction in interconnect usage charges (applicable on the use of a competitor’s network), as this was expected by the market to have a mild impact on revenues of major players. Also, the introduction of a new telecommunications company into the India market last year had resulted in industry revenues shrinking and having a negative impact on the profit margins of incumbent players, like Idea Cellular. Still, this also resulted in acceleration in what we view as much needed industry consolidation. At the end of the Reporting Period, we believed that following the stabilization of market share among the country’s three largest industry players, the industry’s average revenue per user may well have increased materially, which subsequently could improve the entire sector’s profitability.

PChome Online is a Taiwan-based Chinese language Internet media company. PChome Online reported weaker than market expected sales performance in the fourth quarter of 2016 compared to its peers, which triggered investors’ concern about increasing competition slowing down PChome Online’s profitability and negatively affecting its market position. Its share price continued to underperform the Index in the first half of 2017, as the company increased expenditures on its marketing campaign targeted at customer-to-customer users, leading to lower earnings growth. At the same time, the faster growth of Taiwan e-commerce continued to attract new players. In our view, investors appeared concerned that the increased competition in Taiwan e-commerce could limit PChome Online’s business growth going forward and could lead to share price underperformance. By the end of the Reporting Period, we eliminated the Fund’s position in PChome Online given our concern about near-term profit growth, which we agree could be limited due to intensifying competition.

Hilong Holding, a China-based oilfield equipment and services provider, is an out-of-benchmark holding for the Fund that underperformed the Index during the Reporting Period. Its share price fell during the Reporting Period due primarily to declining oil prices. We believe the share price of this company was also under pressure due to its rising exposure to Russia along with local currency volatility. Russia was a relatively new market to Hilong Holding after strong order wins from Rosneft, a Russian oil company.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most positively to the Fund’s performance relative to the Index were information technology and health care, where stock selection in each boosted relative results. Having no exposure to the utilities sector, which significantly underperformed the Index during the Reporting Period, also added value. At an individual stock level, the Fund’s position in Tencent Holdings, a provider of Internet and mobile value-added services, online advertising services and e-commerce services, helped most in information technology. The Fund’s out-of-Index position in Jiangsu Hengrui Medicine, one of the largest pharmaceutical producers in China, boosted results most in health care.

Only two sectors detracted from the Fund’s relative results during the Reporting Period — consumer discretionary and energy, each driven primarily by weak stock selection. Having an overweighted allocation to consumer discretionary, which lagged the Index during the Reporting Period, also hurt. At an individual stock level, the Fund’s position in Taiwan-based Nien Made Enterprise, a manufacturer of an assorted range of window coverings, disappointed most in the consumer discretionary sector. In energy, an out-of-Index position in Hilong Holding, mentioned earlier, detracted most. Having a position in cash during a Reporting Period when the Index rallied also dampened the Fund’s relative results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments during the Reporting Period.

6

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchases already mentioned, we initiated a Fund position in NCSoft, which develops and markets online games and designs and constructs databases, Intranet and commercial Internet access systems. The company has arguably been the leader in the South Korean domestic online game market, and we believed its stock could perform well in 2017 as it was entering the mobile game market with the release of 10 mobile game titles. We also believed the company could further reap benefits out of this industry segment given accommodative software/hardware upgrades on mobile devices.

Conversely, in addition to sales mentioned earlier, we eliminated the Fund’s position in Korean Airlines within the industrials sector. The company operates passenger and cargo transportation, aircraft maintenance and air catering. Despite strong air travel demand and mild competitive pressures, its stock price declined, especially in the fourth quarter of 2016, over the strong U.S. dollar, as most of the company’s debt is U.S. dollar-denominated. Rising oil prices through most of the fourth calendar quarter also pressured the stock.

Within the real estate sector, we exited the Fund’s position in China Resources Land. The company experienced strong housing resales through the first quarter of 2017, similar to other real estate developers, because pent-up homebuyers reacted favorably to a tight housing inventory scenario in most cities in China, despite cooling measures implemented in early 2016. The company also reported a strong result for the month of December 2016 and was one of the best in terms of gross margins, balance sheet strength and forward sales guidance. We exited the position to lock in performance, as we believe the stock could be range-bound going forward due to the Chinese government’s policy to tighten its top-tier city housing market.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a relatively narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure to information technology and health care increased, and its allocations to consumer discretionary and real estate decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. During the Reporting Period, the Fund’s allocations to South Korea and Singapore increased, and its exposure to India and Taiwan decreased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposure to India and South Korea and held an out-of-Index allocation in Vietnam. On the same date, the Fund had underweighted exposure relative to the Index to Taiwan, Singapore, China/Hong Kong, Malaysia and Indonesia and had rather neutral exposure relative to the Index in Thailand and the Philippines. The Fund had no exposure to Pakistan at the end of the Reporting Period.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in the consumer discretionary and health care sectors at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the Index in the real estate, energy, telecommunication services and industrials sectors and was relatively neutrally weighted compared to the Index in information technology, financials, materials and consumer staples. The Fund had no exposure to the utilities sector at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

7

FUND BASICS

Asia Equity Fund

as of October 31, 2017

PERFORMANCE REVIEW
November 1, 2016–October 31, 2017	Fund Total Return (based on NAV)[1]	MSCI® (All Country) Asia ex-Japan Index[2]
Class A	31.36%	30.45%
Class C	30.35	30.45
Institutional	31.91	30.45
Investor	31.74	30.45

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® All Country Asia ex-Japan Index (Net, USD, Unhedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. As of October 31, 2017, the MSCI All Country Asia ex-Japan Index consisted of the following 11 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Taiwan, and Thailand. The series of returns reflected by the MSCI All Country Asia ex-Japan Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	14.89%	7.19%	1.30%	3.20%	7/8/94
Class C	19.70	7.60	1.09	2.56	8/15/97
Institutional	22.09	8.84	2.28	3.35	2/2/96
Investor	21.89	N/A	N/A	8.67	2/28/14

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Investor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.55%	2.18%
Class C	2.30	2.93
Institutional	1.15	1.78
Investor	1.30	1.93

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/17[5]
Holding	% of Net Assets	Line of Business	Country
Tencent Holdings Ltd.	6.9%	Software & Services	China
Samsung Electronics Co. Ltd.	6.3	Technology Hardware & Equipment	South Korea
Taiwan Semiconductor Manufacturing Co. Ltd.	4.8	Semiconductors & Semiconductor Equipment	Taiwan
Alibaba Group Holding Ltd. ADR	4.3	Software & Services	China
Ping An Insurance Group Co. of China Ltd. Class H	3.5	Insurance	China
AIA Group Ltd.	3.3	Insurance	Hong Kong
NCSoft Corp.	2.8	Software & Services	South Korea
China Merchants Bank Co. Ltd. Class H	2.4	Banks	China
Kweichow Moutai Co. Ltd. Class A	2.4	Food, Beverage & Tobacco	China
DBS Group Holdings Ltd.	2.4	Banks	Singapore

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

9

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

10

GOLDMAN SACHS ASIA EQUITY FUND

Performance Summary

October 31, 2017

The following graph shows the value, as of October 31, 2017, of a $1,000,000 investment made on November 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® All Country Asia ex-Japan Index (Net, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Investor Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Asia Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2007 through October 31, 2017.

Average Annual Total Return through October 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced July 8, 1994)
Excluding sales charges	31.36%	9.49%	1.02%	3.63%
Including sales charges	24.11%	8.26%	0.45%	3.38%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	30.35%	8.66%	0.25%	2.78%
Including contingent deferred sales charges	29.35%	8.66%	0.25%	2.78%

Institutional (Commenced February 2, 1996)	31.91%	9.92%	1.43%	3.56%

Investor* (Commenced February 28, 2014)	31.74%	N/A	N/A	9.81%

*	Effective August 15, 2017, Class IR changed its name to Investor.

11

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs Emerging Markets Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor and R6 Shares generated average annual total returns, without sales charges, of 29.78%, 28.84%, 30.31%, 29.65%, 30.11% and 30.35%, respectively. These returns compare to the 26.45% average annual total return of the Fund’s benchmark, the MSCI® Emerging Markets Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted robust positive absolute returns that outperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. From a country perspective, stock selection in China, Brazil and United Arab Emirates benefited the Fund’s performance most. Such positive contributors were only partially offset by the detracting effect of weak stock selection in Taiwan and Mexico. Having an underweighted allocation to South Korea, which outperformed the Index during the Reporting Period, also hurt.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Bradespar, Kweichow Moutai and Ping An Insurance.

Bradespar, an out-of-Index position that outperformed the Index during the Reporting Period, is the parent company of Vale, one of the world’s largest iron ore producers. Its stock performed well on the back of improvement in iron ore prices and expectations about the potential renegotiation of Vale’s capital structure. Given its strong performance, we trimmed the Fund’s position in Bradespar to book profits.

Kweichow Moutai, the largest Chinese hard liquor maker, positioned at the premium end of the market, is not a component of the Index but outperformed the Index during the Reporting Period with its strong fundamentals and defensive nature. Kweichow Moutai was a new purchase for the Fund during the Reporting Period. The company has not only managed its channels well to cement its lead over peers but also broadened its product innovations at the super-premium end of the market to meet rising demand from affluent private and business customers. In combination, these factors helped sustain mainstream demand as well as stimulate investment demand for Kweichow Moutai. At the end of the Reporting Period, we believed the company’s strong fundamental momentum should be able to carry the stock for the next several months so long as its management executes well.

Shares of Ping An Insurance, a Chinese provider of insurance services, rose, driven by the company’s consistently above-peer premium growth and by expectations of investment yield improvement as China’s interest rate cycle reversed its down-trend. At the end of the Reporting Period, we maintained the Fund’s overweight position relative to the Index in Ping An Insurance due to what we consider to be the quality of its insurance business in terms of growth and cost along with the fast development of its Internet finance services and better valuation prospects after the potential spin-off of subsidiaries like Lufax.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in PChome Online, Samsung Electronics and Idea Cellular.

12

PORTFOLIO RESULTS

PChome Online is a Taiwan-based Chinese language Internet media company. PChome Online reported weaker than market expected sales performance in the fourth quarter of 2016 compared to its peers, which triggered investors’ concern about increasing competition slowing down PChome Online’s profitability and negatively affecting its market position. Its share price continued to underperform the Index in the first half of 2017, as the company increased expenditures on its marketing campaign targeted at customer-to-customer users, leading to lower earnings growth. At the same time, the faster growth of Taiwan e-commerce continued to attract new players. In our view, investors appeared concerned that the increased competition in Taiwan e-commerce could limit PChome Online’s business growth going forward and could lead to share price underperformance. Still, we maintained the Fund’s position in PChome Online at the end of the Reporting Period, as we believed the company’s strong platform could enable it to be a key beneficiary of increasing e-commerce penetration should it continue to take share from offline retailers.

The Fund was underweight Samsung Electronics, and its stock performed well; thus it detracted from relative results. Samsung Electronics enjoyed strong earnings growth during the Reporting Period, driven by a robust pricing hike for its semiconductors. Its oligopolistic position in the OLED panel market also helped it enjoy strong sales and margin improvement in its display business. (An oligopolistic position is a market condition in which sellers are so few that the actions of any one of them will materially affect price and have a measurable impact on competitors. OLED stands for organic light-emitting diode.) Despite the battery accidents of its Note 7, Samsung Electronics controlled its costs well, thus mitigating the negative news flow’s effect on its devices business. At the end of the Reporting Period, semiconductor prices were expected by the company to sustain well due to limited supply growth, and OLED profits were expected by the company to grow along with further capacity expansion. However, we maintained an underweighted Fund position in Samsung Electronics because it holds a high weighting in the Index and we were seeking to avoid what we considered to be a high risk in holding such a large position.

Idea Cellular, a new position for the Fund during the Reporting Period, is an India-based telecommunication services company. The Indian telecommunications industry has been facing a challenging period due to intensifying competition and an increase in industry-wide capital expenditures made in an effort to capture market share. Idea Cellular’s stock corrected further on the nation’s regulators announcing a reduction in interconnect usage charges (applicable on the use of a competitor’s network), as this was expected by the market to have a mild impact on revenues of major players. Also, the introduction of a new telecommunications company into the India market last year had resulted in industry revenues shrinking and having a negative impact on the profit margins of incumbent players, like Idea Cellular. Still, this also resulted in acceleration in what we view as much needed industry consolidation. At the end of the Reporting Period, we believed that following the stabilization of market share among the country’s three largest industry players, the industry’s average revenue per user may well increase materially, which subsequently could improve the entire sector’s profitability.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, strong stock selection within the consumer staples, health care and materials sectors contributed most positively to the Fund’s performance. In consumer staples, the Fund’s holding in Kweichow Moutai, mentioned earlier, was the strongest contributor. In health care, NMC Health, a healthcare chain and distribution business in the United Arab Emirates, was an outstanding performer. In materials, the Fund’s holding in Bradespar, also already mentioned, boosted Fund results most.

Conversely, weak stock selection and allocation positioning in information technology, real estate and financials detracted most from the Fund’s relative results. In information technology, the Fund’s position in PChome Online, mentioned earlier, was the largest detractor from relative returns. In real estate, the Fund’s position in China Evergrande, a Chinese property developer, was the biggest disappointment. In financials, the Fund’s position in Hong Kong Exchange, the main market operator for securities and derivatives trading and clearing in Hong Kong, detracted most from returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used futures contracts during the Reporting Period to gain exposure to select stocks, which had a modestly positive effect on results.

13

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchases mentioned earlier, we initiated a Fund position in ING Life Insurance Korea, a South Korean life insurance company, via its Initial Public Offering (“IPO”). In our view, ING Life Insurance Korea has been a well managed capitalized life insurer in South Korea at a time when most insurers in the country are considering deleveraging their books in preparation for adoption of more stringent capital rules. ING Life Insurance Korea’s growth has been driven by gradually increasing its number of agents to which the company offers above-industry pay. At its IPO price, we also expected the company to offer a particularly attractive dividend yield.

We established a Fund position in Sberbank, Russia’s largest lender. The Fund had historically remained underweight large Russian state-owned companies due to governance considerations, instead owning private companies like Moscow Exchange and Magnit with asset-light business models and higher cash flow conversion. However, there was evidence during the Reporting Period of governance at Sberbank improving, and given relative valuations, we believed the stock presented an interesting opportunity.

Conversely, we exited the Fund’s position in Mahindra & Mahindra Financial Services, India’s leading rural non-banking financial company based on asset quality pressures, higher credit costs and reduced collection efficiency following the effect of demonetization. (On November 8, 2016, India’s Prime Minister Narendra Modi announced that 86% of the country’s currency would be rendered null and void in 50 days. It was posited as a move to crackdown on corruption and the country’s booming under-regulated and virtually untaxed grassroots economy, but was also being used as a driver to get millions of Indians onto the country’s official economic grid — many for the first time. Modi’s crackdown saw all 500 and 1,000 rupee notes — the country’s most popular currency denominations — removed from circulation, while a new 2,000 rupee note was added in. Five hundred rupees is roughly the equivalent of $7.50.)

We sold the Fund’s position in Techtronic within the consumer discretionary sector in China. Techtronic is a manufacturer of electrical and electronic products. While 100% of its products are manufactured in China, approximately 80% of its sales are from the U.S. We eliminated the position as its valuation appeared elevated in our view, especially in the context of uncertainties related to potential changes in U.S. trade policies.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Fund weightings at a sector level are driven by bottom-up stock selection. That said, during the Reporting Period, the Fund’s exposure relative to the Index to consumer staples, telecommunication services and industrials increased, and its allocations relative to the Index to financials, consumer discretionary and energy decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s exposure relative to the Index in China and South Korea increased, and its allocations relative to the Index to India and Taiwan decreased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Prashant Khemka, Chief Investment Officer and portfolio manager for the Fund left the firm to pursue other opportunities. Basak Yavuz and Hiren Dasani have taken over as the lead co-portfolio managers of the Fund.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposures to India and Peru and underweighted exposures to Brazil, Malaysia, Taiwan, South Africa and South Korea relative to the Index. On the same date, the Fund was relatively neutrally weighted to the Index in the remaining components of the Index and had exposure to several equity markets that are not components of the Index, including Argentina, Georgia, Germany, Singapore, the U.K., the U.S. and Vietnam. The Fund had no exposure to Index components Chile, the Philippines, Pakistan, Hungary and Qatar at the end of the Reporting Period.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in financials, consumer staples, health care and consumer discretionary at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the energy, telecommunication services, real estate and information technology sectors at the end of the Reporting Period. The Fund had rather neutral exposure to the materials and industrials sectors and no allocation to the utilities sector at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

14

FUND BASICS

Emerging Markets Equity Fund

as of October 31, 2017

PERFORMANCE REVIEW
November 1, 2016–October 31, 2017	Fund Total Return (based on NAV)[1]	MSCI® Emerging Markets Index[2]
Class A	29.78%	26.45%
Class C	28.84	26.45
Institutional	30.31	26.45
Service	29.65	26.45
Investor	30.11	26.45
Class R6	30.35	26.45

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of October 31, 2017 the MSCI® Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. For this Index, the dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI Emerging Markets Index does not reflect any deductions of expenses associated with mutual funds such as management fees and other expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	17.54%	5.68%	0.80%	6.54%	12/15/97
Class C	22.44	6.09	0.61	6.15	12/15/97
Institutional	24.91	7.31	1.78	7.37	12/15/97
Service	24.23	6.77	1.27	6.73	12/15/97
Investor	24.67	7.15	N/A	5.57	8/31/10
Class R6	25.01	N/A	N/A	13.47	7/31/15

[3]	The Standardized Total Returns are average annual returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.66%	1.91%
Class C	2.41	2.66
Institutional	1.26	1.51
Service	1.76	2.01
Investor	1.41	1.65
Class R6	1.24	1.48

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/17[5]
Holding	% of Net Assets	Line of Business	Country
Tencent Holdings Ltd.	5.6%	Software & Services	China
Samsung Electronics Co. Ltd.	5.1	Technology Hardware & Equipment	South Korea
Alibaba Group Holding Ltd. ADR	4.1	Software & Services	China
Taiwan Semiconductor Manufacturing Co. Ltd.	3.9	Semiconductors & Semiconductor Equipment	Taiwan
Ping An Insurance Group Co. of China Ltd. Class H	2.8	Insurance	China
Kweichow Moutai Co. Ltd. Class A	2.5	Food, Beverage & Tobacco	China
AIA Group Ltd.	2.0	Insurance	Hong Kong
ING Life Insurance Korea Ltd.	1.7	Insurance	South Korea
Hong Kong Exchanges & Clearing Ltd.	1.6	Diversified Financials	Hong Kong
Sberbank of Russia PJSC	1.5	Banks	Russia

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

16

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets at October 31, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

17

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Performance Summary

October 31, 2017

The following graph shows the value, as of October 31, 2017, of a $1,000,000 investment made on November 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Emerging Markets Index (Net, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Emerging Markets Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2007 through October 31, 2017.

Average Annual Total Return through October 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 15, 1997)
Excluding sales charges	29.78%	7.67%	0.58%	6.98%
Including sales charges	22.67%	6.47%	0.01%	6.68%

Class C (Commenced December 15, 1997)
Excluding contingent deferred sales charges	28.84%	6.88%	-0.18%	6.28%
Including contingent deferred sales charges	27.84%	6.88%	-0.18%	6.28%

Institutional (Commenced December 15, 1997)	30.31%	8.11%	0.98%	7.51%

Service (Commenced December 15, 1997)	29.65%	7.57%	0.48%	6.87%

Investor* (Commenced August 31, 2010)	30.11%	7.94%	N/A	5.96%

Class R6 (Commenced July 31, 2015)	30.35%	N/A	N/A	14.46%

*	Effective August 15, 2017, Class IR changed its name to Investor.

18

PORTFOLIO RESULTS

Goldman Sachs N-11 Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs N-11 Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and Investor Shares generated average annual total returns, without sales charges, of 10.58%, 9.82%, 11.02% and 10.89%, respectively. These returns compare to the 14.22% average annual total return of the Fund’s benchmark, the MSCI® Next 11 ex-Iran GDP Weighted Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solid positive absolute returns but underperformed the Index on a relative basis during the Reporting Period. The Fund’s stock selection in Mexico, Turkey and Indonesia detracted most. Such detractors were only partially offset by the positive contributions of effective stock selection in South Korea, Bangladesh and Egypt.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Matahari Department, Alsea and Gentera.

Matahari Department is among the largest Indonesian retailers. Its stock underperformed the Index due to investors’ concerns about the company’s slowing pace of sales growth and net profits.

Alsea, a Mexico-based multi-brand restaurant operator, is not a component of the Index and underperformed the Index during the Reporting Period. Its stock underperformed most notably in November 2016 due primarily to weakness of the peso, which fell with the outcome of the U.S. elections. We trimmed the Fund’s position but maintained our conviction in the stock at the end of the Reporting Period based on our belief that the structural growth story of Alsea remained intact.

Gentera is a Mexico-based financial institution specialized in banking and credit services. Its stock similarly underperformed in November 2016 due to weakness of the peso, which fell with the outcome of the U.S. elections. Later in the Reporting Period, its stock traded lower on weakening asset quality and after reported loan growth declines on the back of a sluggish economy in Mexico.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were BRAC Bank, ING Life Insurance and LG Chem.

BRAC Bank is one of the private commercial banks in Bangladesh focused on small and medium enterprises. Its stock performed well during the Reporting Period, as the company reported strong year-over-year bottom-line growth that beat market expectations.

ING Life Insurance Korea, a new purchase for the Fund during the Reporting Period, is a financial and insurance services provider throughout South Korea. It is, in our view, one of the most well managed capitalized life insurers, especially in the current environment wherein most insurers are debating deleveraging in preparation for more stringent capital rules. Growth in the company’s business during the Reporting Period was driven primarily by its focus on strengthening its sales channels. Its stock also outperformed the Index given the attractive dividend yield it offers. Indeed, we had initiated the position through an Initial Public Offering as the offer price provided what we considered to be an attractive dividend yield.

LG Chem is one of the largest South Korean chemical companies. Its stock outperformed the Index on positive expectations by the market on its electric vehicle battery capabilities given its leading position in the market.

19

PORTFOLIO RESULTS

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, weak stock selection within the consumer discretionary, financials and energy sectors detracted most from the Fund’s performance. Having an overweighted allocation to financials, which underperformed the Index during the Reporting Period, and having an underweighted allocation to energy, which outpaced the Index during the Reporting Period, also hurt. At an individual stock level, the Fund’s position in Matahari Department, mentioned earlier, was the largest detractor from relative results within the consumer discretionary sector. In financials, the Fund’s position in Gentera, also mentioned already, hurt most. In energy, the Fund’s position in Pilipinas Shell Petroleum, an oil refining and market business operating in the Philippines, dampened results most.

Conversely, strong stock selection within materials, utilities and consumer staples contributed most positively to the Fund’s performance. In materials, the Fund’s holding in LG Chem, mentioned earlier, was the strongest contributor to performance. In utilities, the Fund’s holding in Aygaz, a Turkey-based oil and gas marketing and distribution company, was the greatest positive contributor to results. In consumer staples, the Fund’s position in BIM Birlesik Magazalar, a Turkish retailer, was the strongest individual performer.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to purchases already mentioned, we initiated a Fund position in Eregli Demir ve Celik Fabrikalari TAS (“Erdemir”). The Turkey-based company manufactures cold and hot rolled steel sheet and tinplate, and its products are used in the automotive, pipe, home appliance, pressurized container and machinery manufacturing industries. We believe the company has a strong balance sheet, healthy margins, and optimization of product and raw materials procurement. These factors, along with rising exports to the European Union, could, in our view, play well over the long term.

Conversely, within Mexico’s industrials sector, we eliminated the Fund’s position in Alfa, a conglomerate with a diversified group of businesses. Its stock declined during the Reporting Period over concerns related to the weakening peso.

Within South Korea’s financials sector, we exited the Fund’s position in KB Financial Group, a financial holding company. Its stock had performed well during the Reporting Period, so we decided to take profits to redeploy capital into higher conviction ideas.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Fund weightings at a sector level are driven by bottom-up stock selection. That said, during the Reporting Period, the Fund’s exposure relative to the Index to materials, utilities and industrials increased, and its allocations relative to the Index to financials, consumer staples and telecommunication services decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s allocation relative to the Index to Egypt, Bangladesh and Mexico increased, and its exposure relative to the Index in Nigeria, Turkey and South Korea decreased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Prashant Khemka, Chief Investment Officer and portfolio manager for the Fund left the firm to pursue other opportunities.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in Pakistan, Mexico, Vietnam and Egypt and was relatively neutrally weighted to the Index in all of the remaining country components of the Index, with the exception of Nigeria, where the Fund held no exposure at all.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in financials, and to a lesser extent, in materials. The Fund had underweighted positions compared to the Index in industrials, telecommunication services, energy, consumer discretionary, consumer staples and real estate at the end of the Reporting Period. The Fund was relatively neutrally weighted to the Index in information technology, health care and utilities at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

20

FUND BASICS

N-11 Equity Fund

as of October 31, 2017

PERFORMANCE REVIEW
November 1, 2016–October 31, 2017	Fund Total Return (based on NAV)[1]	MSCI® Next 11 ex-Iran GDP Weighted Index (Net, USD, Unhedged)[2]
Class A	10.58%	14.22%
Class C	9.82	14.22
Institutional	11.02	14.22
Investor	10.89	14.22

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Next 11 ex-Iran GDP Weighted Index (Net, Unhedged, USD) comprises the following 10 emerging and frontier market indices: Bangladesh, Egypt, Indonesia, Mexico, Nigeria, Pakistan, Philippines, South Korea, Turkey and Vietnam. The index is designed to reflect the performance of the N-11 ex Iran countries based on the size of each country’s economy rather than the size of its equity market, by using country weights based on a country’s gross domestic product (GDP). Each country is divided into large- and mid-cap segments and provides exhaustive coverage of these size segments by targeting a coverage range around 85% of free float-adjusted market capitalization in that market. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/17	One Year	Five Years	Since Inception	Inception Date
Class A	3.53%	-1.56%	-0.80%	2/28/11
Class C	7.78	-1.19	-0.70	2/28/11
Institutional	10.01	-0.04	0.45	2/28/11
Investor	9.88	-0.18	0.31	2/28/11

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Investor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

21

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.75%	2.40%
Class C	2.50	3.15
Institutional	1.34	2.00
Investor	1.49	2.15

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/17[5]
Holding	% of Net Assets	Line of Business	Country
Samsung Electronics Co. Ltd.	8.9%	Technology Hardware & Equipment	South Korea
Bank Central Asia Tbk. PT	5.4	Banks	Indonesia
Commercial International Bank Egypt SAE	5.1	Banks	Egypt
Telekomunikasi Indonesia Persero Tbk. PT	3.0	Telecommunication Services	Indonesia
BIM Birlesik Magazalar A/S	2.6	Food & Staples Retailing	Turkey
Vietnam Dairy Products JSC	2.5	Food, Beverage & Tobacco	Vietnam
Grupo Financiero Banorte SAB de CV Class O	2.4	Banks	Mexico
ING Life Insurance Korea Ltd.	2.3	Insurance	South Korea
LG Chem Ltd.	2.3	Materials	South Korea
BRAC Bank Ltd.	2.2	Banks	Bangladesh

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

22

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 2.4% of the Fund’s net assets at October 31, 2017

23

GOLDMAN SACHS N-11 EQUITY FUND

Performance Summary

October 31, 2017

The following graph shows the value, as of October 31, 2017, of a $1,000,000 investment made on February 28, 2011 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Next 11 ex-Iran GDP Weighted Index (Net, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Investor Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

N-11 Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment from February 28, 2011 through October 31, 2017.

Average Annual Total Return through October 31, 2017	One Year	Five Years	Since Inception
Class A (Commenced February 28, 2011)
Excluding sales charges	10.58%	-0.73%	0.01%
Including sales charges	4.53%	-1.84%	-0.83%

Class C (Commenced February 28, 2011)
Excluding contingent deferred sales charges	9.82%	-1.47%	-0.74%
Including contingent deferred sales charges	8.82%	-1.47%	-0.74%

Institutional (Commenced February 28, 2011)	11.02%	-0.35%	0.40%

Investor* (Commenced February 28, 2011)	10.89%	-0.49%	0.26%

*	Effective August 15, 2017, Class IR changed its name to Investor.

24

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments

October 31, 2017

Shares	Description	Value
Common Stocks – 96.2%
China – 35.8%
19,097	Alibaba Group Holding Ltd. ADR (Software & Services)*	$3,530,844
534,000	Angang Steel Co. Ltd. Class H (Materials)	468,116
138,300	Anhui Conch Cement Co. Ltd. Class H (Materials)	592,435
56,000	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	250,519
294,000	Brilliance China Automotive Holdings Ltd. (Automobiles & Components)	745,034
257,000	China Communications Construction Co. Ltd. Class H (Capital Goods)	312,152
99	China Literature Ltd. (Software & Services)*(a)	705
521,500	China Merchants Bank Co. Ltd. Class H (Banks)	1,991,431
732,000	China Petroleum & Chemical Corp. Class H (Energy)	537,521
21,698	Ctrip.com International Ltd. ADR (Retailing)*	1,039,117
104,000	Geely Automobile Holdings Ltd. (Automobiles & Components)	322,491
76,661	Hangzhou Hikvision Digital Technology Co. Ltd. Class A (Technology Hardware & Equipment)	454,713
74,500	Hangzhou Robam Appliances Co. Ltd. Class A (Consumer Durables & Apparel)	522,379
1,516,000	Hilong Holding Ltd. (Energy)	241,445
1,249,635	Industrial & Commercial Bank of China Ltd. Class H (Banks)	994,291
65,200	Inner Mongolia Yili Industrial Group Co. Ltd. Class A (Food, Beverage & Tobacco)	290,952
119,086	Jiangsu Hengrui Medicine Co. Ltd. Class A (Pharmaceuticals, Biotechnology & Life Sciences)	1,208,699
21,240	Kweichow Moutai Co. Ltd. Class A (Food, Beverage & Tobacco)	1,981,699
218,000	Minth Group Ltd. (Automobiles & Components)	1,177,735
15,621	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)	1,300,292
219,000	Nexteer Automotive Group Ltd. (Automobiles & Components)*	428,895
322,500	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	2,834,113
13,762	Qudian, Inc. ADR (Diversified Financials)*	342,674
92,000	Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)	786,163
35,752	Silergy Corp. (Semiconductors & Semiconductor Equipment)	772,198
125,200	Tencent Holdings Ltd. (Software & Services)	5,627,128

Common Stocks – (continued)
China – (continued)
75,000	Wuxi Biologics Cayman, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	424,924

		29,178,665

Hong Kong – 8.0%
359,436	AIA Group Ltd. (Insurance)	2,708,523
99,000	Galaxy Entertainment Group Ltd. (Consumer Services)	675,119
46,150	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	1,285,935
257,100	IMAX China Holding, Inc. (Media)*(a)	795,878
376,800	Man Wah Holdings Ltd. (Consumer Durables & Apparel)	340,420
1,960,000	Peace Mark Holdings Ltd. (Consumer Durables & Apparel)*(b)	—
590,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	689,934

		6,495,809

India – 13.8%
2,641	Abbott India Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	172,632
21,462	AIA Engineering Ltd. (Capital Goods)	456,137
101,690	Ambuja Cements Ltd. (Materials)	442,304
22,466	Bajaj Finance Ltd. (Diversified Financials)	624,821
3,338	Bayer CropScience Ltd. (Materials)	198,787
22,096	Bharat Financial Inclusion Ltd. (Diversified Financials)*	336,519
74,342	Bharat Petroleum Corp. Ltd. (Energy)	622,004
12,715	Care Ratings Ltd. (Diversified Financials)	295,628
25,759	Castrol India Ltd. (Materials)	159,113
145,142	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)	496,198
190,012	Edelweiss Financial Services Ltd. (Diversified Financials)	826,321
608	Eicher Motors Ltd. (Capital Goods)	302,833
191,720	Hindalco Industries Ltd. (Materials)	792,216
122,850	Hindustan Zinc Ltd. (Materials)	598,638
42,392	ICICI Lombard General Insurance Co. Ltd. (Insurance)(a)	443,088
391,807	Idea Cellular Ltd. (Telecommunication Services)*	562,039
8,134	Info Edge India Ltd. (Software & Services)	142,864
22,995	Laurus Labs Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)(a)	191,142
5,668	Maruti Suzuki India Ltd. (Automobiles & Components)	719,050
446	MRF Ltd. (Automobiles & Components)	457,789

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
India – (continued)
17,894	Multi Commodity Exchange of India Ltd. (Diversified Financials)	$291,440
72,304	Muthoot Finance Ltd. (Diversified Financials)	550,939
33,582	Navin Fluorine International Ltd. (Materials)	384,983
70,542	Prestige Estates Projects Ltd. (Real Estate)	331,422
1,446	Procter & Gamble Hygiene & Health Care Ltd. (Household & Personal Products)	193,787
17,232	TeamLease Services Ltd. (Commercial & Professional Services)*	432,135
9,409	Thermax Ltd. (Capital Goods)	143,834
23,492	VRL Logistics Ltd. (Transportation)	129,788

		11,298,451

Indonesia – 1.5%
210,900	Bank Central Asia Tbk. PT (Banks)	324,879
3,087,900	Telekomunikasi Indonesia Persero Tbk. PT (Telecommunication Services)	921,327

		1,246,206

Italy – 0.4%
94,400	PRADA SpA (Consumer Durables & Apparel)	325,591

Malaysia – 0.8%
551,000	Gamuda Bhd. (Capital Goods)	683,300

Philippines – 0.8%
91,790	Jollibee Foods Corp. (Consumer Services)	443,242
716,400	Megawide Construction Corp. (Consumer Durables & Apparel)*	233,411

		676,653

Singapore – 2.4%
117,921	DBS Group Holdings Ltd. (Banks)	1,969,111

South Korea – 19.9%
421	Amorepacific Corp. (Household & Personal Products)	118,130
12,906	Celltrion Healthcare Co. Ltd. (Health Care Equipment & Services)*	678,505
41,005	DGB Financial Group, Inc. (Banks)	382,457
2,095	Hanssem Co. Ltd. (Consumer Durables & Apparel)	318,827
890	Hyundai Mobis Co. Ltd. (Automobiles & Components)	211,706
34,972	ING Life Insurance Korea Ltd. (Insurance)(a)	1,498,332
3,337	Korea Kolmar Co. Ltd. (Household & Personal Products)	246,857
357	Korea Zinc Co. Ltd. (Materials)	163,301

Common Stocks – (continued)
South Korea – (continued)
1,405	LG Chem Ltd. (Materials)	506,582
5,035	LG Electronics, Inc. (Consumer Durables & Apparel)	409,881
1,729	LG Innotek Co. Ltd. (Technology Hardware & Equipment)	266,202
18,854	Modetour Network, Inc. (Consumer Services)	495,396
673	NAVER Corp. (Software & Services)	537,910
6,011	NCSoft Corp. (Software & Services)	2,291,664
1,136	NongShim Co. Ltd. (Food, Beverage & Tobacco)	352,770
5,374	Osstem Implant Co. Ltd. (Health Care Equipment & Services)*	345,307
103,065	Pan Ocean Co. Ltd. (Transportation)*	484,154
3,762	Samsung Electro-Mechanics Co. Ltd. (Technology Hardware & Equipment)	350,046
2,076	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	5,117,561
1,408	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	343,569
14,894	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	1,098,175

		16,217,332

Taiwan – 8.4%
6,000	Chunghwa Precision Test Tech Co. Ltd. (Technology Hardware & Equipment)	218,202
570,000	FIT Hon Teng Ltd. (Technology Hardware & Equipment)*(a)	388,866
148,000	Fubon Financial Holding Co. Ltd. (Diversified Financials)	235,869
2,000	Largan Precision Co. Ltd. (Technology Hardware & Equipment)	379,119
38,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	395,469
30,062	Poya International Co. Ltd. (Retailing)	385,538
483,338	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	3,907,451
71,000	Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	581,679
41,167	Yageo Corp. (Technology Hardware & Equipment)*	327,011

		6,819,204

Thailand – 3.1%
732,100	Airports of Thailand PCL (Transportation)	1,312,510
153,300	Bumrungrad Hospital PCL (Health Care Equipment & Services)	1,015,232
312,100	Thai Beverage PCL (Food, Beverage & Tobacco)	224,384

		2,552,126

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – 0.3%
3,154	Cognizant Technology Solutions Corp. Class A (Software & Services)	$238,663

Vietnam – 1.0%
116,730	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	776,059

TOTAL COMMON STOCKS
(Cost $67,408,127)		$78,477,170

Shares	Distribution Rate	Value

Investment Company(c) – 3.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,420,450	0.932%	$2,420,450
(Cost $2,420,450)

TOTAL INVESTMENTS – 99.2%
(Cost $69,828,577)		$80,897,620

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		672,555

NET ASSETS – 100.0%		$81,570,175

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,742,935, which represents approximately 4.6% of net assets as of October 31, 2017 and the liquidity determination is unaudited.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Represents an affiliated issuer.

Investment Abbreviation:
ADR	— American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments

October 31, 2017

Shares	Description	Value
Common Stocks – 98.3%
Argentina – 1.4%
331,346	Grupo Supervielle SA ADR (Banks)	$8,883,386
15,578	MercadoLibre, Inc. (Software & Services)	3,743,549

		12,626,935

Australia – 0.4%
248,768	SEEK Ltd. (Commercial & Professional Services)	3,502,997

Brazil – 5.5%
371,900	Azul SA (Preference) (Transportation)*(a)	3,114,988
1,194,600	B3 SA – Brasil Bolsa Balcao (Diversified Financials)*	8,727,705
895,367	Banco Bradesco SA (Preference) (Banks)*(a)	9,492,045
648,341	BB Seguridade Participacoes SA (Insurance)	5,495,826
448,700	Bradespar SA (Preference) (Materials)(a)	3,291,902
450,000	CVC Brasil Operadora e Agencia de Viagens SA (Consumer Services)	5,942,592
534,000	Fleury SA (Health Care Equipment & Services)	4,714,309
838,284	Odontoprev SA (Health Care Equipment & Services)	4,033,439
585,900	Wiz Solucoes e Corretagem de Seguros SA (Insurance)	2,922,963

		47,735,769

China – 24.2%
61,086	58.com, Inc. ADR (Software & Services)*	4,103,147
194,521	Alibaba Group Holding Ltd. ADR (Software & Services)*	35,964,988
25,120	Baidu, Inc. ADR (Software & Services)*	6,127,773
864	China Literature Ltd. (Software & Services)*(b)	6,152
157,096	Ctrip.com International Ltd. ADR (Retailing)*	7,523,327
2,275,000	Geely Automobile Holdings Ltd. (Automobiles & Components)	7,054,485
1,118,379	Hangzhou Hikvision Digital Technology Co. Ltd. Class A (Technology Hardware & Equipment)	6,633,639
803,300	Hangzhou Robam Appliances Co. Ltd. Class A (Consumer Durables & Apparel)	5,632,578
1,260,600	Inner Mongolia Yili Industrial Group Co. Ltd. Class A (Food, Beverage & Tobacco)	5,625,377
655,813	Jiangsu Hengrui Medicine Co. Ltd. Class A (Pharmaceuticals, Biotechnology & Life Sciences)	6,656,371

Common Stocks – (continued)
China – (continued)
236,389	Kweichow Moutai Co. Ltd. Class A (Food, Beverage & Tobacco)	22,055,169
972,000	Minth Group Ltd. (Automobiles & Components)	5,251,185
141,315	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)	11,763,061
2,254,000	Nexteer Automotive Group Ltd. (Automobiles & Components)*	4,414,289
2,784,500	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	24,470,035
148,619	Qudian, Inc. ADR (Diversified Financials)*(c)	3,700,613
136,497	Silergy Corp. (Semiconductors & Semiconductor Equipment)	2,948,164
1,086,400	Tencent Holdings Ltd. (Software & Services)	48,828,365
588,500	Wuxi Biologics Cayman, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*(b)	3,334,235

		212,092,953

Colombia – 0.5%
91,174	Banco de Bogota SA (Banks)	1,924,153
106,850	Grupo Aval Acciones y Valores SA ADR (Banks)(c)	888,992
3,026,080	Grupo Aval Acciones y Valores SA (Preference) (Banks)(a)	1,258,359

		4,071,504

Czech Republic – 0.7%
1,836,574	Moneta Money Bank A/S (Banks)(b)	6,277,802

Egypt – 0.2%
319,281	Commercial International Bank Egypt SAE (Registered) GDR (Banks)	1,457,518

Georgia – 0.8%
44,784	BGEO Group plc (Banks)	2,114,843
205,317	TBC Bank Group plc (Banks)	4,668,483

		6,783,326

Germany – 1.1%
273,583	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	7,566,774
24,921	Stabilus SA (Capital Goods)	2,275,890

		9,842,664

Greece – 0.9%
325,352	Hellenic Exchanges – Athens Stock Exchange SA (Diversified Financials)*	1,819,134
198,886	JUMBO SA (Retailing)	3,197,079
229,393	Sarantis SA (Household & Personal Products)	3,300,024

		8,316,237

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Hong Kong – 5.1%
2,296,600	AIA Group Ltd. (Insurance)	$17,305,982
1,567,000	Galaxy Entertainment Group Ltd. (Consumer Services)	10,685,965
505,896	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	14,096,410
695,800	IMAX China Holding, Inc. (Media)*(b)	2,153,917

		44,242,274

India – 13.7%
19,287	Abbott India Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,260,717
190,526	AIA Engineering Ltd. (Capital Goods)	4,049,298
1,533,261	Ambuja Cements Ltd. (Materials)	6,668,966
982,857	Ashiana Housing Ltd. (Real Estate)	2,565,265
238,281	Bajaj Finance Ltd. (Diversified Financials)	6,627,040
39,017	Bayer CropScience Ltd. (Materials)	2,323,563
174,927	Bharat Financial Inclusion Ltd. (Diversified Financials)*	2,664,116
798,101	Bharat Petroleum Corp. Ltd. (Energy)	6,677,542
86,181	Care Ratings Ltd. (Diversified Financials)	2,003,737
210,698	Castrol India Ltd. (Materials)	1,301,475
1,570,200	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)	5,368,056
1,513,352	Edelweiss Financial Services Ltd. (Diversified Financials)	6,581,240
6,291	Eicher Motors Ltd. (Capital Goods)	3,133,427
2,732,420	Hindalco Industries Ltd. (Materials)	11,290,779
1,354,888	Hindustan Zinc Ltd. (Materials)	6,602,256
452,961	ICICI Lombard General Insurance Co. Ltd. (Insurance)(b)	4,734,425
4,250,690	Idea Cellular Ltd. (Telecommunication Services)*	6,097,525
193,544	Info Edge India Ltd. (Software & Services)	3,399,358
177,484	Laurus Labs Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)(b)	1,475,306
57,611	Maruti Suzuki India Ltd. (Automobiles & Components)	7,308,612
3,629	MRF Ltd. (Automobiles & Components)	3,724,923
137,355	Multi Commodity Exchange of India Ltd. (Diversified Financials)	2,237,104
631,932	Muthoot Finance Ltd. (Diversified Financials)	4,815,172
286,537	Navin Fluorine International Ltd. (Materials)	3,284,851
799,682	Prestige Estates Projects Ltd. (Real Estate)	3,757,078
14,168	Procter & Gamble Hygiene & Health Care Ltd. (Household & Personal Products)	1,898,740

Common Stocks – (continued)
India – (continued)
178,555	TeamLease Services Ltd. (Commercial & Professional Services)*	4,477,705
116,607	Thermax Ltd. (Capital Goods)	1,782,557
323,501	VRL Logistics Ltd. (Transportation)	1,787,264

		119,898,097

Indonesia – 1.8%
6,793,700	Bank Central Asia Tbk. PT (Banks)	10,465,297
16,478,900	Telekomunikasi Indonesia Persero Tbk. PT (Telecommunication Services)	4,916,760

		15,382,057

Malaysia – 0.8%
2,856,300	Bursa Malaysia Bhd. (Diversified Financials)	6,740,153

Mexico – 2.9%
1,327,685	Alsea SAB de CV (Consumer Services)	4,024,935
2,351,782	Becle SAB de CV (Food, Beverage & Tobacco)*	3,767,169
4,042,410	Bolsa Mexicana de Valores SAB de CV (Diversified Financials)	6,749,386
1,427,720	Gentera SAB de CV (Diversified Financials)	1,446,207
788,900	Grupo Cementos de Chihuahua SAB de CV (Materials)	3,768,022
1,775,768	Unifin Financiera SAB de CV SOFOM ENR (Diversified Financials)	6,046,508

		25,802,227

Peru – 2.3%
591,516	Alicorp SAA (Food, Beverage & Tobacco)	1,847,066
2,865,012	BBVA Banco Continental SA (Banks)	3,781,234
39,764	Credicorp Ltd. (Banks)	8,328,172
91,353	Intercorp Financial Services, Inc. (Banks)	3,562,767
146,888	Nexa Resources SA (Materials)*	2,668,955

		20,188,194

Poland – 1.9%
302,961	Dino Polska SA (Food & Staples Retailing)*(b)	5,695,026
85,685	KRUK SA (Diversified Financials)	6,567,704
337,455	Warsaw Stock Exchange (Diversified Financials)	4,264,600

		16,527,330

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
Russia – 2.8%
3,396,507	Moscow Exchange MICEX-RTS PJSC (Diversified Financials)	$6,849,368
4,038,843	Sberbank of Russia PJSC (Banks)	13,383,235
94,789	X5 Retail Group NV GDR (Food & Staples Retailing)*	3,895,828

		24,128,431

Singapore – 0.3%
444,800	Singapore Exchange Ltd. (Diversified Financials)	2,503,193

South Africa – 2.2%
7,930,825	Alexander Forbes Group Holdings Ltd. (Diversified Financials)	4,089,167
147,905	Bid Corp. Ltd. (Food & Staples Retailing)	3,253,361
565,030	Dis-Chem Pharmacies Ltd. (Food & Staples Retailing)(b)	1,322,783
331,029	JSE Ltd. (Diversified Financials)	3,138,966
225,996	Santam Ltd. (Insurance)	4,024,811
3,026,770	Transaction Capital Ltd. (Diversified Financials)	3,209,002

		19,038,090

South Korea – 13.4%
9,688	Amorepacific Corp. (Household & Personal Products)	2,718,379
140,559	Celltrion Healthcare Co. Ltd. (Health Care Equipment & Services)*	7,389,588
35,267	Hanssem Co. Ltd. (Consumer Durables & Apparel)	5,367,094
356,126	ING Life Insurance Korea Ltd. (Insurance)(b)	15,257,775
40,510	Korea Kolmar Co. Ltd. (Household & Personal Products)	2,996,754
151,166	Korean Air Lines Co. Ltd. (Transportation)*	4,279,284
13,625	LG Chem Ltd. (Materials)	4,912,586
70,626	LG Electronics, Inc. (Consumer Durables & Apparel)	5,749,410
8,204	NAVER Corp. (Software & Services)	6,557,227
23,192	NCSoft Corp. (Software & Services)	8,841,835
8,382	NongShim Co. Ltd. (Food, Beverage & Tobacco)	2,602,919
46,468	Osstem Implant Co. Ltd. (Health Care Equipment & Services)*	2,985,807
17,978	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	44,317,683
14,979	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	3,655,058

		117,631,399

Spain – 0.7%
1,769,401	Prosegur Cash SA (Commercial & Professional Services)*(b)	5,771,043

Common Stocks – (continued)
Switzerland – 0.7%
1,891,755	Ferrexpo plc (Materials)	6,386,862

Taiwan – 7.5%
134,000	Chunghwa Precision Test Tech Co. Ltd. (Technology Hardware & Equipment)	4,873,174
4,800,000	FIT Hon Teng Ltd. (Technology Hardware & Equipment)*(b)	3,274,658
28,000	Largan Precision Co. Ltd. (Technology Hardware & Equipment)	5,307,670
414,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	4,308,533
650,180	PChome Online, Inc. (Software & Services)	3,763,842
183,600	Poya International Co. Ltd. (Retailing)	2,354,626
293,000	President Chain Store Corp. (Food & Staples Retailing)	2,634,667
4,268,883	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	34,510,945
568,105	Yageo Corp. (Technology Hardware & Equipment)*	4,512,753

		65,540,868

Thailand – 2.0%
3,903,300	Airports of Thailand PCL (Transportation)	6,997,843
8,400,600	Beauty Community PCL (Retailing)	4,525,425
556,100	Kasikornbank PCL (Banks)	3,817,063
3,638,400	Thai Beverage PCL (Food, Beverage & Tobacco)	2,615,826

		17,956,157

Turkey – 1.0%
129,467	BIM Birlesik Magazalar A/S (Food & Staples Retailing)	2,642,124
2,567,721	Dogtas Kelebek Mobilya Sanayi ve Ticaret A/S (Consumer Durables & Apparel)*	2,903,751
1,446,947	Eregli Demir ve Celik Fabrikalari TAS (Materials)	3,400,518

		8,946,393

United Arab Emirates – 0.8%
183,825	NMC Health plc (Health Care Equipment & Services)	7,063,479

United Kingdom – 0.4%
133,198	Weir Group plc (The) (Capital Goods)	3,453,116

United States – 1.3%
79,632	Cognizant Technology Solutions Corp. Class A (Software & Services)	6,025,754
1,263,000	Samsonite International SA (Consumer Durables & Apparel)	5,273,061

		11,298,815

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Uruguay – 0.3%
392,158	Biotoscana Investments SA BDR (Pharmaceuticals, Biotechnology & Life Sciences)*	$2,817,141

Vietnam – 0.7%
955,788	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	6,354,386

TOTAL COMMON STOCKS
(Cost $791,144,662)		$860,377,410

Exchange Traded Fund – 1.0%
United States – 1.0%
229,123	iShares MSCI Taiwan Capped Fund
(Cost $8,638,658)		$8,729,586

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $799,783,320)		$869,106,996

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(d) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
751,625	0.932%	$751,625
(Cost $751,625)

TOTAL INVESTMENTS – 99.4%
(Cost $800,534,945)		$869,858,621

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		5,458,609

NET ASSETS – 100.0%		$875,317,230

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $49,303,122, which represents approximately 5.6% of net assets as of October 31, 2017 and the liquidity determination is unaudited.
(c)	All or a portion of security is on loan.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
BDR	—Brazilian Depositary Receipt
GDR	—Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS N-11 EQUITY FUND

Schedule of Investments

October 31, 2017

Shares	Description	Value
Common Stocks – 94.7%
Bangladesh – 4.2%
1,439,300	BRAC Bank Ltd. (Banks)	$1,745,447
111,200	GrameenPhone Ltd. (Telecommunication Services)	587,535
185,585	Olympic Industries Ltd. (Food, Beverage & Tobacco)	573,743
119,779	Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	429,417

		3,336,142

Egypt – 5.6%
905,509	Commercial International Bank Egypt SAE (Banks)	4,047,303
293,356	Egyptian Financial Group-Hermes Holding Co. (Diversified Financials)	390,216

		4,437,519

Indonesia – 15.3%
1,884,800	Astra International Tbk. PT (Automobiles & Components)	1,111,781
2,782,000	Bank Central Asia Tbk. PT (Banks)	4,285,508
850,600	Bank Rakyat Indonesia Persero Tbk. PT (Banks)	978,615
699,700	Indocement Tunggal Prakarsa Tbk. PT (Materials)	1,158,213
8,246,200	Kalbe Farma Tbk. PT (Pharmaceuticals, Biotechnology & Life Sciences)	972,824
1,021,900	Matahari Department Store Tbk. PT (Retailing)	647,739
811,600	Semen Indonesia Persero Tbk. PT (Materials)	652,065
7,962,000	Telekomunikasi Indonesia Persero Tbk. PT (Telecommunication Services)	2,375,598

		12,182,343

Mexico – 16.4%
231,127	Alsea SAB de CV (Consumer Services)	700,671
50,442	America Movil SAB de CV Class L ADR (Telecommunication Services)	863,567
221,800	Banregio Grupo Financiero SAB de CV (Banks)	1,179,933
239,717	Becle SAB de CV (Food, Beverage & Tobacco)*	383,987
840,700	Bolsa Mexicana de Valores SAB de CV (Diversified Financials)	1,403,670
18,957	Fomento Economico Mexicano SAB de CV ADR (Food, Beverage & Tobacco)	1,663,477
482,982	Gentera SAB de CV (Diversified Financials)	489,236
28,631	Grupo Aeroportuario del Sureste SAB de CV Class B (Transportation)	510,622
140,800	Grupo Cementos de Chihuahua SAB de CV (Materials)	672,503
324,833	Grupo Financiero Banorte SAB de CV Class O (Banks)	1,927,810

Common Stocks – (continued)
Mexico – (continued)
268,308	Grupo Mexico SAB de CVSeries B (Materials)	872,446
298,385	Unifin Financiera SAB de CV SOFOM ENR (Diversified Financials)	1,016,004
625,224	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	1,397,087

		13,081,013

Pakistan – 4.8%
307,433	Engro Corp. Ltd. (Materials)	811,402
310,600	Habib Bank Ltd. (Banks)	473,235
353,900	MCB Bank Ltd. (Banks)	667,853
478,200	Oil & Gas Development Co. Ltd. (Energy)	653,002
708,600	United Bank Ltd. (Banks)	1,203,649

		3,809,141

Philippines – 5.6%
48,340	Ayala Corp. (Diversified Financials)	964,630
1,746,900	Ayala Land, Inc. (Real Estate)	1,463,135
120,630	Jollibee Foods Corp. (Consumer Services)	582,506
477,958	Metropolitan Bank & Trust Co. (Banks)	802,048
363,800	Robinsons Retail Holdings, Inc. (Food & Staples Retailing)	683,556

		4,495,875

South Korea – 24.8%
1,264	Amorepacific Corp. (Household & Personal Products)	354,669
9,387	Celltrion Healthcare Co. Ltd. (Health Care Equipment & Services)*	493,501
9,624	Hana Financial Group, Inc. (Banks)	411,896
4,270	Hanssem Co. Ltd. (Consumer Durables & Apparel)	649,828
43,540	ING Life Insurance Korea Ltd. (Insurance)(a)	1,865,417
24,754	Korean Air Lines Co. Ltd. (Transportation)*	700,749
11,635	KT Corp. (Telecommunication Services)	323,694
5,151	LG Chem Ltd. (Materials)	1,857,228
7,903	LG Electronics, Inc. (Consumer Durables & Apparel)	643,355
864	NAVER Corp. (Software & Services)	690,571
2,397	NCSoft Corp. (Software & Services)	913,844
1,459	NongShim Co. Ltd. (Food, Beverage & Tobacco)	453,073
8,748	Osstem Implant Co. Ltd. (Health Care Equipment & Services)*	562,104
3,332	POSCO (Materials)	971,230
2,867	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	7,067,460
2,422	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	590,998

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
South Korea – (continued)
16,514	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	$1,217,622

		19,767,239

Turkey – 12.9%
360,689	Akbank Turk A/S (Banks)	954,160
193,528	Aygaz A/S (Utilities)	822,820
101,629	BIM Birlesik Magazalar A/S (Food & Staples Retailing)	2,074,015
72,470	Cimsa Cimento Sanayi VE Ticaret A/S (Materials)	273,996
422,889	Enka Insaat ve Sanayi A/S (Capital Goods)	642,098
474,737	Eregli Demir ve Celik Fabrikalari TAS (Materials)	1,115,695
317,167	Haci Omer Sabanci Holding A/S (Diversified Financials)	882,902
125,108	KOC Holding A/S (Capital Goods)	560,219
280,186	Soda Sanayii A/S (Materials)	387,757
397,629	Turkiye Garanti Bankasi A/S (Banks)	1,095,508
2,087,377	Turkiye Sinai Kalkinma Bankasi AS (Banks)	754,205
126,573	Ulker Biskuvi Sanayi A/S (Food, Beverage & Tobacco)	675,912

		10,239,287

Vietnam – 5.1%
768,208	Bank for Foreign Trade of Vietnam JSC (Banks)	1,401,060
260,500	Masan Group Corp. (Food, Beverage & Tobacco)	682,433
63,556	Saigon Thuong Tin Commercial JSB (Banks)*	30,781
295,160	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	1,962,319

		4,076,593

TOTAL COMMON STOCKS
(Cost $59,198,683)		$75,425,152

Exchange Traded Funds
United States – 4.8%
15,671	iShares MSCI Indonesia Fund	$418,416
23,785	iShares MSCI Mexico Capped Fund(b)	1,197,099
10,894	iShares MSCI South Korea Capped Fund	814,435
33,500	iShares MSCI Turkey Fund(b)	1,400,970

TOTAL EXCHANGE TRADED FUNDS
(Cost $3,887,729)		$3,830,920

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $63,086,412)		$79,256,072

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c) – 2.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,923,875	0.932%	$1,923,875
(Cost $1,923,875)

TOTAL INVESTMENTS – 101.9%
(Cost $65,010,287)		$81,179,947

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.9)%		(1,487,340)

NET ASSETS – 100.0%		$79,692,607

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,865,417, which represents approximately 2.3% of net assets as of October 31, 2017 and the liquidity determination is unaudited.
(b)	All or a portion of security is on loan.
(c)	Represents an affiliated issuer.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Assets and Liabilities

October 31, 2017

	Asia Equity Fund	Emerging Markets Equity Fund	N-11 Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $67,408,127, $799,783,320 and $63,086,412)(a)	$78,477,170	$869,106,996	$79,256,072
Investments in affiliated issuers, at value (cost $2,420,450, $0 and $0)	2,420,450	—	—
Investments in affiliated securities lending reinvestment vehicle, at value (cost $0, $751,625 and $1,923,875)	—	751,625	1,923,875
Cash	1,216,342	9,185,023	681,692
Foreign currencies, at value (cost $87,218, $946,836 and $116,778)	86,949	946,199	116,599
Receivables:
Investments sold	270,035	572,169	—
Dividends	40,889	390,055	43,728
Reimbursement from investment adviser	34,649	—	—
Foreign tax reclaims	22,571	93,601	—
Fund shares sold	588	1,802,833	10,340
Securities lending income	138	1,589	1,829
Other assets	53	393	70
Total assets	82,569,834	882,850,483	82,034,205

Liabilities:
Payables:
Investments purchased	494,577	3,488,219	—
Foreign capital gains taxes	281,797	1,711,690	—
Management fees	67,298	739,713	92,388
Distribution and Service fees and Transfer Agency fees	9,871	109,043	13,136
Fund shares redeemed	2,713	584,794	136,881
Payable upon return of securities loaned	—	751,625	1,923,875
Accrued expenses	143,403	148,169	175,318
Total liabilities	999,659	7,533,253	2,341,598

Net Assets:
Paid-in capital	69,636,551	835,573,689	128,953,827
Undistributed net investment income	6,774	6,851,909	178,727
Accumulated net realized gain (loss)	1,121,989	(35,361,410)	(65,769,460)
Net unrealized gain	10,804,861	68,253,042	16,329,513
NET ASSETS	$81,570,175	$875,317,230	$79,692,607
Net Assets:
Class A	$16,859,716	$85,679,300	$16,495,850
Class C	1,731,767	36,286,204	3,854,046
Institutional	62,842,820	664,084,516	50,729,602
Service	—	26,048,889	—
Investor(b)	135,872	62,973,732	8,613,109
Class R6	—	244,589	—
Total Net Assets	$81,570,175	$875,317,230	$79,692,607
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	608,848	4,097,091	1,661,448
Class C	68,434	1,938,215	405,336
Institutional	2,146,593	29,646,746	5,065,151
Service	—	1,288,887	—
Investor(b)	4,663	2,831,919	863,123
Class R6	—	10,916	—
Net asset value, offering and redemption price per share:(c)
Class A	$27.69	$20.91	$9.93
Class C	25.31	18.72	9.51
Institutional	29.28	22.40	10.02
Service	—	20.21	—
Investor(b)	29.14	22.24	9.98
Class R6	—	22.41	—

(a)	Includes loaned securities having a market value of $732,662 and $1,913,923 for the Emerging Markets Equity and N-11 Equity Funds, respectively.
(b)	Effective August 15, 2017, Class IR changed its name to Investor.
(c)	Maximum public offering price per share for Class A Shares of the Asia Equity, Emerging Markets Equity and N-11 Equity Funds is $29.30, $22.13 and $10.51, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2017

	Asia Equity Fund	Emerging Markets Equity Fund	N-11 Equity Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $103,085, $1,129,906 and $267,472)	$996,814	$12,643,196	$1,867,283
Securities lending income — affiliated issuer	5,027	95,731	7,360
Dividends — affiliated issuers	3,902	3,908	818
Total investment income	1,005,743	12,742,835	1,875,461

Expenses:
Management fees	668,136	8,376,596	1,066,564
Custody, accounting and administrative services	118,500	386,014	51,781
Professional fees	112,718	87,755	114,081
Distribution and Service fees(a)	49,468	504,265	87,539
Transfer Agency fees(a)	48,496	489,409	79,960
Registration fees	48,475	105,884	46,506
Printing and mailing costs	24,964	126,381	37,531
Trustee fees	17,548	17,594	17,556
Service share fees — Service and Shareholder Administration Plan	—	107,700	—
Other	74,561	97,565	12,122
Total expenses	1,162,866	10,299,163	1,513,640
Less — expense reductions	(321,925)	(1,261,815)	(284,921)
Net expenses	840,941	9,037,348	1,228,719
NET INVESTMENT INCOME	164,802	3,705,487	646,742

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	10,073,409	182,174,025	3,860,692
Futures contracts	—	194,194	—
Foreign currency transactions	(69,416)	(342,539)	(322,734)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers (including the effects of the net change in the foreign capital gains tax liability of $151,058, $727,778 and $146,607)	8,348,110	13,891,586	2,721,643
Foreign currency translation	(132,160)	137,254	6,662
Net realized and unrealized gain	18,219,943	196,054,520	6,266,263
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,384,745	$199,760,007	$6,913,005
(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Service	Investor(b)	Class R6
Asia Equity	$32,530	$16,938	$24,318	$3,174	$20,800	$—	$204	$—
Emerging Markets Equity	198,895	305,370	148,893	57,118	210,482	8,616	63,033	1,267
N-11 Equity	42,995	44,544	32,234	8,355	20,030	—	19,341	—

(b)	Effective August 15, 2017, Class IR changed its name to Investor.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Changes in Net Assets

	Asia Equity Fund
	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income	$164,802	$151,351
Net realized gain (loss)	10,003,993	(1,159,539)
Net change in unrealized gain	8,215,950	3,927,561
Net increase (decrease) in net assets resulting from operations	18,384,745	2,919,373

Distributions to shareholders:
From net investment income
Class A Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Investor Shares(a)	—	—
Class R6 Shares	—	—
Total distributions to shareholders	—	—

From share transactions:
Proceeds from sales of shares	9,759,750	2,291,976
Reinvestment of distributions	—	—
Cost of shares redeemed	(19,492,502)	(9,572,257)
Net increase (decrease) in net assets resulting from share transactions	(9,732,752)	(7,280,281)
TOTAL INCREASE (DECREASE)	8,651,993	(4,360,908)

Net assets:
Beginning of year	72,918,182	77,279,090
End of year	$81,570,175	$72,918,182
Undistributed net investment income	$6,774	$—

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Emerging Markets Equity Fund		N-11 Equity Fund
For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016

$3,705,487	$2,605,212	$646,742	$1,146,001
182,025,680	(5,713,992)	3,537,958	(18,996,056)
14,028,840	52,006,788	2,728,305	10,362,222
199,760,007	48,898,008	6,913,005	(7,487,833)

(385,998)	—	—	(67,836)
(4,455,372)	(356,614)	(17,504)	(833,232)
(141,339)	—	—	—
(67,461)	(1,110)	—	(71,347)
(79,414)	(11)	—	—
(5,129,584)	(357,735)	(17,504)	(972,415)

327,967,113	299,541,097	17,192,942	12,450,719
4,901,687	350,863	17,132	913,483
(216,241,806)	(227,728,697)	(44,403,561)	(95,713,670)
116,626,994	72,163,263	(27,193,487)	(82,349,468)
311,257,417	120,703,536	(20,297,986)	(90,809,716)

564,059,813	443,356,277	99,990,593	190,800,309
$875,317,230	$564,059,813	$79,692,607	$99,990,593
$6,851,909	$1,398,981	$178,727	$(300)

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	$21.08	$(0.02	)(d)	$6.63	$6.61	$—
2017 - C	19.41	(0.17	)(d)	6.07	5.90	—
2017 - Institutional	22.20	0.09	(d)	6.99	7.08	—
2017 - Investor(e)	22.12	0.06	(d)	6.96	7.02	—
2016 - A	20.28	(0.02)		0.82	0.80	—
2016 - C	18.81	(0.15)		0.75	0.60	—
2016 - Institutional	21.27	0.07		0.86	0.93	—
2016 - Investor(e)	21.23	0.06		0.83	0.89	—
2015 - A	20.04	(0.03)		0.27	0.24	—
2015 - C	18.73	(0.18)		0.26	0.08	—
2015 - Institutional	20.99	0.05		0.29	0.34	(0.06)
2015 - Investor(e)	20.98	0.01		0.29	0.30	(0.05)
2014 - A	19.21	—	(f)(g)	0.91	0.91	(0.08)
2014 - C	18.02	(0.13	)(g)	0.84	0.71	—
2014 - Institutional	20.13	0.12	(g)	0.90	1.02	(0.16)
2014 - Investor (Commenced February 28, 2014)(e)	20.71	0.06	(g)	0.21	0.27	—
2013 - A	17.78	0.04		1.51	1.55	(0.12)
2013 - C	16.77	(0.10)		1.43	1.33	(0.08)
2013 - Institutional	18.71	0.12		1.58	1.70	(0.28)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(e)	Effective August 15, 2017, Class IR changed its name to Investor.
(f)	Amount is less than $0.005 per share.
(g)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.25% of average net assets.
(h)	Annualized.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$27.69	31.36%	$16,860	1.55%		2.03%		(0.09	)%(d)	89%
25.31	30.35	1,732	2.30		2.78		(0.79	)(d)	89
29.28	31.91	62,843	1.15		1.63		0.36	(d)	89
29.14	31.74	136	1.30		1.78		0.24	(d)	89
21.08	3.93	14,975	1.60		2.18		(0.08)		111
19.41	3.18	1,810	2.35		2.93		(0.83)		111
22.20	4.31	56,077	1.20		1.78		0.32		111
22.12	4.18	57	1.34		1.93		0.27		111
20.28	1.20	16,310	1.69		1.99		(0.16)		153
18.81	0.43	1,951	2.44		2.76		(0.91)		153
21.27	1.60	58,967	1.29		1.61		0.21		153
21.23	1.46	52	1.44		1.75		0.06		153
20.04	4.75	13,711	1.73		2.24		0.02	(g)	169
18.73	4.00	2,114	2.48		3.00		(0.71	)(g)	169
20.99	5.15	62,951	1.32		1.87		0.59	(g)	169
20.98	1.30	51	1.43	(h)	2.06	(h)	0.41	(g)(h)	169
19.21	8.72	14,097	1.72		2.25		0.21		102
18.02	7.87	2,331	2.47		2.99		(0.56)		102
20.13	9.16	43,208	1.32		1.85		0.62		102

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	$16.23	$0.05	(d)	$4.74	$4.79	$(0.11)
2017 - C	14.53	(0.09	)(d)	4.28	4.19	—
2017 - Institutional	17.38	0.12	(d)	5.07	5.19	(0.17)
2017 - Service	15.71	0.02	(d)	4.59	4.61	(0.11)
2017 - Investor(e)	17.27	0.13	(d)	5.01	5.14	(0.17)
2017 - R6	17.38	0.16	(d)	5.05	5.21	(0.18)
2016 - A	14.75	0.04		1.44	1.48	—
2016 - C	13.31	(0.06)		1.28	1.22	—
2016 - Institutional	15.75	0.11		1.54	1.65	(0.02)
2016 - Service	14.29	0.02		1.40	1.42	—
2016 - Investor(e)	15.67	0.08		1.53	1.61	(0.01)
2016 - R6	15.74	0.10		1.56	1.66	(0.02)
2015 - A	16.00	0.03		(1.28)	(1.25)	—
2015 - C	14.55	(0.10)		(1.14)	(1.24)	—
2015 - Institutional	17.08	0.08		(1.36)	(1.28)	(0.05)
2015 - Service	15.52	—	(f)	(1.23)	(1.23)	—
2015 - Investor(e)	16.99	0.01		(1.30)	(1.29)	(0.03)
2015 - R6 (Commenced July 31, 2015)	16.72	0.01		(0.99)	(0.98)	—
2014 - A	15.20	0.03		0.83	0.86	(0.06)
2014 - C	13.87	(0.08)		0.76	0.68	—
2014 - Institutional	16.22	0.10		0.88	0.98	(0.12)
2014 - Service	14.74	0.02		0.80	0.82	(0.04)
2014 - Investor(e)	16.14	0.08		0.87	0.95	(0.10)
2013 - A	14.68	0.05		0.54	0.59	(0.07)
2013 - C	13.42	(0.06)		0.51	0.45	—
2013 - Institutional	15.65	0.13		0.58	0.71	(0.14)
2013 - Service	14.24	0.04		0.53	0.57	(0.07)
2013 - Investor(e)	15.58	0.10		0.58	0.68	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(e)	Effective August 15, 2017, Class IR changed its name to Investor.
(f)	Amount is less than $0.005 per share.
(g)	Annualized.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$20.91	29.78%	$85,679	1.57%		1.75%		0.29	%(d)	113%
18.72	28.84	36,286	2.32		2.50		(0.55	)(d)	113
22.40	30.31	664,085	1.18		1.36		0.63	(d)	113
20.21	29.65	26,049	1.68		1.86		0.11	(d)	113
22.24	30.11	62,974	1.31		1.49		0.67	(d)	113
22.41	30.35	245	1.17		1.35		0.88	(d)	113
16.23	10.01	59,593	1.65		1.90		0.27		92
14.53	9.14	30,104	2.40		2.65		(0.48)		92
17.38	10.43	445,019	1.25		1.50		0.69		92
15.71	9.91	19,069	1.75		2.00		0.17		92
17.27	10.26	5,263	1.40		1.64		0.52		92
17.38	10.52	5,012	1.23		1.44		0.57		92
14.75	(7.81)	64,169	1.67		1.91		0.17		118
13.31	(8.52)	35,927	2.41		2.67		(0.68)		118
15.75	(7.49)	326,068	1.28		1.52		0.48		118
14.29	(7.93)	15,759	1.77		2.02		0.02		118
15.67	(7.62)	1,424	1.42		1.69		0.04		118
15.74	(5.86)	9	1.24	(g)	1.53	(g)	0.14	(g)	118
16.00	5.67	28,157	1.70		1.93		0.19		114
14.55	4.90	11,217	2.46		2.68		(0.55)		114
17.08	6.17	303,676	1.30		1.53		0.58		114
15.52	5.55	15,919	1.81		2.03		0.11		114
16.99	5.93	313	1.46		1.68		0.46		114
15.20	4.04	36,578	1.73		1.89		0.32		159
13.87	3.35	11,869	2.48		2.64		(0.44)		159
16.22	4.49	388,046	1.33		1.49		0.80		159
14.74	4.02	14,584	1.83		1.99		0.25		159
16.14	4.37	329	1.48		1.64		0.62		159

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS N-11 EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	$8.98	$0.05	$0.90	$0.95	$—
2017 - C	8.66	(0.01)	0.86	0.85	—
2017 - Institutional	9.02	0.09	0.91	1.00	— (d)
2017 - Investor(e)	9.00	0.08	0.90	0.98	—
2016 - A	9.26	0.06	(0.32)	(0.26)	(0.02)
2016 - C	8.98	(0.01)	(0.31)	(0.32)	—
2016 - Institutional	9.33	0.10	(0.33)	(0.23)	(0.08)
2016 - Investor(e)	9.30	0.08	(0.32)	(0.24)	(0.06)
2015 - A	11.25	0.04	(2.03)	(1.99)	— (d)
2015 - C	10.99	(0.04)	(1.97)	(2.01)	—
2015 - Institutional	11.34	0.08	(2.04)	(1.96)	(0.05)
2015 - Investor(e)	11.30	0.06	(2.03)	(1.97)	(0.03)
2014 - A	11.03	0.02	0.26	0.28	(0.06)
2014 - C	10.81	(0.06)	0.25	0.19	(0.01)
2014 - Institutional	11.12	0.06	0.26	0.32	(0.10)
2014 - Investor(e)	11.08	0.05	0.25	0.30	(0.08)
2013 - A	10.38	0.01	0.65	0.66	(0.01)
2013 - C	10.25	(0.07)	0.63	0.56	—
2013 - Institutional	10.45	0.05	0.65	0.70	(0.03)
2013 - Investor(e)	10.42	0.03	0.65	0.68	(0.02)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Effective August 15, 2017, Class IR changed its name to Investor.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$9.93	10.58%	$16,496	1.73%	2.11%	0.50%	26%
9.51	9.82	3,854	2.48	2.84	(0.15)	26
10.02	11.02	50,730	1.33	1.67	0.94	26
9.98	10.89	8,613	1.48	1.80	0.91	26
8.98	(2.84)	25,955	1.74	2.39	0.66	27
8.66	(3.55)	5,642	2.49	3.14	(0.07)	27
9.02	(2.46)	58,958	1.33	1.99	1.08	27
9.00	(2.59)	9,436	1.48	2.14	0.90	27
9.26	(17.68)	54,045	1.73	2.07	0.35	48
8.98	(18.29)	8,564	2.48	2.82	(0.41)	48
9.33	(17.34)	115,099	1.33	1.68	0.78	48
9.30	(17.45)	13,092	1.48	1.82	0.59	48
11.25	2.54	96,440	1.74	2.08	0.20	41
10.99	1.76	15,127	2.49	2.83	(0.54)	41
11.34	2.88	310,186	1.34	1.68	0.57	41
11.30	2.76	27,343	1.49	1.82	0.44	41
11.03	6.31	114,658	1.74	2.12	0.07	53
10.81	5.46	19,018	2.49	2.87	(0.66)	53
11.12	6.73	308,502	1.35	1.72	0.44	53
11.08	6.48	36,429	1.49	1.87	0.26	53

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements

October 31, 2017

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Asia Equity	A, C, Institutional and Investor(a)	Diversified
Emerging Markets Equity	A, C, Institutional, Service, Investor(a) and R6	Diversified
N-11 Equity	A, C, Institutional and Investor(a)	Diversified

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Prior to September 1, 2017, the Funds’ investment adviser was Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly,

44

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

45

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of October 31, 2017:

ASIA EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$6,212,927	$71,699,989	$—
Europe	—	325,591	—
North America	238,663	—	—
Investment Company	2,420,450	—	—
Total	$8,872,040	$72,025,580	$—

EMERGING MARKETS EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$20,495,608	$—
Asia	69,182,909	579,296,931	—
Australia and Oceania	—	3,502,997	—
Europe	—	63,358,380	—
North America	31,827,981	5,273,061	—
South America	70,282,249	17,157,294	—
Exchange Traded Fund	8,729,586	—	—
Securities Lending Reinvestment Vehicle	751,625	—	—
Total	$180,774,350	$689,084,271	$—

47

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

N-11 EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	—	$4,437,519	$—
Asia	—	57,906,620	—
North America	$13,081,013	—	—
Exchange Traded Funds	3,830,920	—	—
Securities Lending Reinvestment Vehicle	1,923,875	—	—
Total	$18,835,808	$62,344,139	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table set forth, by certain risk types, the Fund‘s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Average Number of Contracts(a)
Emerging Markets Equity	Equity	Net realized gain (loss) from futures contracts	$194,194	8

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2017.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Asia Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	1.00%
Emerging Markets Equity	1.20	1.20	1.08	1.03	1.01	1.20	1.02	*
N-11 Equity	1.30	1.30	1.24	1.21	1.19	1.30	1.13	*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAM agreed to waive a portion of its management fee in order to achieve net management rates as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least February 28, 2018, and prior to such date, GSAM may not terminate the arrangements without the approval of the Trustees.

The Asia Equity, Emerging Markets Equity and N-11 Equity Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended October 31, 2017, GSAM waived $775, $1,083 and $155 of the Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service
Distribution and/or Service Plan	0.25%	0.75%	0.25%

*	With respect to Class A Shares the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2017, Goldman Sachs advised that it retained the following amounts:

Front End Sales Charge
Fund	Class A
Asia Equity	$2,070
Emerging Markets Equity	25,035
N-11 Equity	143

D.  Service and/or Shareholder Administration Plans —The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, and Investor Shares; 0.03% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 28, 2017, the annual rates were as follows: 0.19% of the average daily net assets of Class A, Class C and Investor Shares and 0.02% of the average daily net assets of Class R6 Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Asia Equity, Emerging Markets Equity and N-11 Equity Funds are 0.114%, 0.194% and 0.164%, respectively. These Other Expense limitations will remain in place through at least February 28, 2018 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Asia Equity	$775	$320,551	$599	$321,925
Emerging Markets Equity	1,257,570	—	4,245	1,261,815
N-11 Equity	139,628	144,932	361	284,921

G.  Line of Credit Facility — As of October 31, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2017, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — As of October 31, 2017, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 25% of the Investor Shares of the Asia Equity Fund and approximately 6% of the Class R6 Shares of the Emerging Markets Equity Fund.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2017:

Fund	Beginning Value as of October 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2017	Shares as of October 31, 2017	Dividend Income from Affiliated Investment Company
Asia Equity	$759,355	$19,714,964	$(18,053,869)	$2,420,450	2,420,450	$3,902
Emerging Markets Equity	50	80,888,456	(80,888,506)	—	—	3,908
N -11 Equity	—	7,765,525	(7,765,525)	—	—	818

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2017, were as follows:

Fund	Purchases	Sales and Maturities
Asia Equity	$58,752,748	$70,293,766
Emerging Markets Equity	897,184,801	787,848,446
N-11 Equity	21,384,741	48,462,688

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2017

7. SECURITIES LENDING (continued)

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2017 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended October 31, 2017, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year ended October 31, 2017		Amounts Payable to Goldman Sachs upon Return of Securities Loaned as of October 31, 2017
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Asia Equity	$559	$—	$—
Emerging Markets Equity	10,638	18,137	125,125
N-11 Equity	822	897	—

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended October 31, 2017.

Fund	Beginning Value as of October 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2017
Asia Equity	$—	$1,116,359	$(1,116,359)	$—
Emerging Markets Equity	—	96,190,877	(95,439,252)	751,625
N-11 Equity	—	20,982,184	(19,058,309)	1,923,875

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2017 was as follows:

	Asia Equity	Emerging Markets Equity	N-11 Equity
Distributions paid from:
Ordinary income	$—	$5,129,584	$17,504

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows:

	Asia Equity	Emerging Markets Equity	N-11 Equity
Distributions paid from:
Ordinary income	$—	$357,735	$972,415

As of October 31, 2017, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Asia Equity	Emerging Markets Equity	N-11 Equity
Undistributed ordinary income — net	$13,299	$8,105,041	$179,027
Undistributed long-term capital gains	1,165,245	—	—
Total undistributed earnings	$1,178,544	$8,105,041	$179,027
Capital loss carryforwards:(1)
Perpetual long-term	$—	$(16,224,003)	$(32,869,361)
Perpetual short-term	—	(19,031,869)	(32,285,070)
Total capital loss carryforwards	$—	$(35,255,872)	$(65,154,431)
Unrealized gains — net	10,755,080	66,894,372	15,714,184
Total accumulated earnings (losses) — net	$11,933,624	$39,743,541	$(49,261,220)

(1)	The Asia Equity, Emerging Markets Equity and N-11 Equity Funds utilized $8,812,779, $175,138,637 and $3,411,320, respectively, of capital losses in the current fiscal year. The Emerging Markets Equity Fund had capital loss carryforwards of $282,968,361, which expired in the current fiscal year.

As of October 31, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Asia Equity	Emerging Markets Equity	N-11 Equity
Tax cost	$69,878,358	$801,893,615	$65,625,616
Gross unrealized gain	15,501,011	90,892,282	19,235,689
Gross unrealized loss	(4,745,931)	(23,997,910)	(3,521,505)
Net unrealized gain	$10,755,080	$66,894,372	$15,714,184

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from net

53

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2017

8. TAX INFORMATION (continued)

operating losses, expired capital loss carryforwards, differences in the tax treatment of foreign currency transactions, passive foreign investment company investments and realized foreign capital gains tax and market timing payments.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Asia Equity	$(3,340)	$161,368	$(158,028)
Emerging Markets Equity	(282,968,361)	276,091,336	6,877,025
N-11 Equity	(1,502)	451,713	(450,211)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

9. OTHER RISKS (continued)

and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

55

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2017

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Asia Equity Fund

	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	157,150	$3,888,750	18,950	$377,355
Shares redeemed	(258,762)	(5,384,902)	(112,888)	(2,284,483)
	(101,612)	(1,496,152)	(93,938)	(1,907,128)
Class C Shares
Shares sold	6,782	148,981	2,343	43,465
Shares redeemed	(31,607)	(677,536)	(12,807)	(233,866)
	(24,825)	(528,555)	(10,464)	(190,401)
Institutional Shares
Shares sold	234,353	5,655,912	91,051	1,840,720
Shares redeemed	(614,302)	(13,410,220)	(337,388)	(7,026,128)
	(379,949)	(7,754,308)	(246,337)	(5,185,408)
Investor Shares(a)
Shares sold	2,923	66,107	1,401	30,436
Shares redeemed	(842)	(19,844)	(1,263)	(27,780)
	2,081	46,263	138	2,656
NET DECREASE	(504,305)	$(9,732,752)	(350,601)	$(7,280,281)

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

56

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Emerging Markets Equity Fund

	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,712,565	$62,773,188	525,881	$7,916,505
Reinvestment of distributions	24,604	363,154	—	—
Shares redeemed	(3,312,487)	(60,131,411)	(1,205,412)	(17,810,571)
	424,682	3,004,931	(679,531)	(9,894,066)
Class C Shares
Shares sold	459,354	7,554,467	136,803	1,843,385
Shares redeemed	(592,983)	(9,248,055)	(765,758)	(10,088,827)
	(133,629)	(1,693,588)	(628,955)	(8,245,442)
Institutional Shares
Shares sold	9,659,830	180,090,551	17,639,592	274,394,345
Reinvestment of distributions	269,690	4,250,319	22,405	349,742
Shares redeemed	(5,892,735)	(109,319,295)	(12,765,591)	(194,516,952)
	4,036,785	75,021,575	4,896,406	80,227,135
Service Shares
Shares sold	331,682	5,778,509	317,809	4,726,912
Reinvestment of distributions	9,898	141,339	—	—
Shares redeemed	(266,772)	(4,693,437)	(206,855)	(2,980,848)
	74,808	1,226,411	110,954	1,746,064
Investor Shares(a)
Shares sold	3,234,790	59,478,508	330,016	5,307,643
Reinvestment of distributions	4,308	67,461	71	1,110
Shares redeemed	(711,914)	(13,690,385)	(116,193)	(1,740,216)
	2,527,184	45,855,584	213,894	3,568,537
Class R6 Shares
Shares sold	694,283	12,291,890	323,494	5,352,307
Reinvestment of distributions	5,039	79,414	1	11
Shares redeemed	(976,795)	(19,159,223)	(35,704)	(591,283)
	(277,473)	(6,787,919)	287,791	4,761,035
NET INCREASE	6,652,357	$116,626,994	4,200,559	$72,163,263

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2017

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	N-11 Equity Fund

	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	579,743	$5,579,274	550,789	$4,823,684
Reinvestment of distributions	—	—	7,693	67,624
Shares redeemed	(1,809,097)	(15,839,645)	(3,503,751)	(30,530,632)
	(1,229,354)	(10,260,371)	(2,945,269)	(25,639,324)
Class C Shares
Shares sold	25,009	216,838	17,925	152,129
Shares redeemed	(271,102)	(2,331,663)	(319,793)	(2,741,260)
	(246,093)	(2,114,825)	(301,868)	(2,589,131)
Institutional Shares
Shares sold	517,574	4,638,851	641,001	5,745,160
Reinvestment of distributions	2,084	17,132	87,939	774,739
Shares redeemed	(1,989,135)	(17,348,896)	(6,525,574)	(57,441,506)
	(1,469,477)	(12,692,913)	(5,796,634)	(50,921,607)
Investor Shares(a)
Shares sold	773,003	6,757,979	199,110	1,729,746
Reinvestment of distributions	—	—	8,082	71,120
Shares redeemed	(958,301)	(8,883,357)	(566,002)	(5,000,272)
	(185,298)	(2,125,378)	(358,810)	(3,199,406)
NET DECREASE	(3,130,222)	$(27,193,487)	(9,402,581)	$(82,349,468)

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

58

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the

Goldman Sachs Asia Equity Fund, Goldman Sachs Emerging Markets Equity Fund, and Goldman Sachs N-11 Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Asia Equity Fund, Goldman Sachs Emerging Markets Equity Fund, and Goldman Sachs N-11 Equity Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, as of October 31, 2017, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent of the underlying funds, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 26, 2017

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Fund Expenses — Six Month Period Ended October  31, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Asia Equity Fund				Emerging Markets Equity Fund				N-11 Equity Fund
Share Class	Beginning Account Value 05/01/2017	Ending Account Value 10/31/2017		Expenses Paid for the 6 Months Ended 10/31/2017*	Beginning Account Value 05/01/2017	Ending Account Value 10/31/2017		Expenses Paid for the 6 Months Ended 10/31/2017*	Beginning Account Value 05/01/2017	Ending Account Value 10/31/2017		Expenses Paid for the 6 Months Ended 10/31/2017*
Class A
Actual	$1,000	$1,213.40		$8.59	$1,000	$1,191.50		$8.56	$1,000	$1,077.00		$9.06
Hypothetical 5% return	1,000	1,017.44	+	7.83	1,000	1,017.39	+	7.88	1,000	1,016.48	+	8.79
Class C
Actual	1,000	1,208.80		12.75	1,000	1,187.10		12.68	1,000	1,072.20		12.95
Hypothetical 5% return	1,000	1,013.66	+	11.62	1,000	1,013.61	+	11.67	1,000	1,012.70	+	12.58
Institutional
Actual	1,000	1,215.50		6.42	1,000	1,194.00		6.36	1,000	1,077.50		6.96
Hypothetical 5% return	1,000	1,019.41	+	5.85	1,000	1,019.41	+	5.85	1,000	1,018.50	+	6.77
Service
Actual	N/A	N/A		N/A	1,000	1,190.90		9.11	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,016.89	+	8.39	N/A	N/A		N/A
Investor(a)
Actual	1,000	1,215.20		7.20	1,000	1,192.60		7.18	1,000	1,077.80		7.75
Hypothetical 5% return	1,000	1,018.70	+	6.56	1,000	1,018.65	+	6.61	1,000	1,017.74	+	7.53
Class R6
Actual	N/A	N/A		N/A	1,000	1,193.40		6.25	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,019.51	+	5.75	N/A	N/A		N/A

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor(a)	Class R6
Asia Equity	1.54%	2.29%	1.15%	N/A	1.29%	N/A
Emerging Markets Equity	1.55	2.30	1.15	1.65%	1.30	1.13%
N-11 Equity	1.73	2.48	1.33	N/A	1.48	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Asia Equity Fund, Goldman Sachs Emerging Markets Equity Fund, and Goldman Sachs N-11 Equity Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and, (in the case of the Asia Equity Fund), a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending (in the case of the Asia Equity and Emerging Markets Equity Funds), portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Asia Equity Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Asia Equity Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the three- and five-year periods, in the third quartile for the one-year period, and in the fourth quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one- and ten-year periods ended March 31, 2017. The Trustees observed that the Emerging Markets Equity Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the three- and five-year periods and in the third quartile for the one- and ten-year periods, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one- and ten-year periods ended March 31, 2017. They also noted that the Emerging Markets Equity Fund had experienced certain portfolio management changes in the first half of 2017. The Trustees noted that the N-11 Equity Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2017. They also noted that the N-11 Equity Fund had experienced certain portfolio management changes in the first half of 2017.

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

With respect to the Emerging Markets Equity and N-11 Equity Funds, the Trustees noted that the management fee breakpoint schedules were being reduced at all asset levels. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Emerging Markets Equity Fund that would have the effect of decreasing total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Asia Equity Fund	Emerging Markets Equity Fund	N-11 Equity Fund
First $1 billion	1.00%	1.20%	1.30%
Next $1 billion	0.90	1.20	1.30
Next $3 billion	0.86	1.08	1.24
Next $3 billion	0.84	1.03	1.21
Over $8 billion	0.82	1.01	1.19

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee (with respect to the Emerging Markets Equity and N-11 Equity Funds) and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) with respect to the Asia Equity and Emerging Markets Equity Funds, fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Asia Equity and Emerging Markets Equity Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Asia Equity and Emerging Markets Equity Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2018.

67

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 75	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Chairman of the Board of Trustees, Goldman Sachs Trust II (2012–2016), Goldman Sachs MLP Income Opportunities Fund (2013–2016), Goldman Sachs MLP and Energy Renaissance Fund (2014–2016), and Goldman Sachs ETF Trust (2014–2016); Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; and Goldman Sachs Private Middle Market Credit LLC.

				106	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Jessica Palmer Age: 68	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None

68

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016–Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.

69

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	142	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2017, Goldman Sachs Trust consisted of 90 portfolios; Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (11 of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

70

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

71

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Goldman Sachs Trust — Fundamental Emerging Markets Equity Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2017, the total amount of income received by the Emerging Markets Equity Fund from sources within foreign countries and possessions of the United States was $0.1336 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Emerging Markets Equity Fund was 70.06%. The total amount of taxes paid by the Emerging Markets Equity Fund to such countries was $0.0367 per share.

For the year ended October 31, 2017, 52.75% and 100% of the dividends paid from net investment company taxable income by the Emerging Markets Equity and N-11 Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

72

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.25 trillion in assets under supervision as of September 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[5]

Fundamental Equity

∎	Equity Income Fund[6]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[7]
∎	Concentrated Growth Fund[8]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[9]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[10]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[6]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[7]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[8]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[9]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[10]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President
and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer
and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (the “SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of October 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 113840-OTU-670102/2017/EMEAR-17/15K

Goldman Sachs Funds

Annual Report	October 31, 2017

Fundamental International Equity Funds
Focused International Equity
Strategic International Equity

Goldman Sachs Fundamental International Equity Funds

∎	FOCUSED INTERNATIONAL EQUITY

∎	STRATEGIC INTERNATIONAL EQUITY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental International Equity Investment Process?

Goldman Sachs’ Fundamental International Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise seek to identify its high conviction investment ideas.

∎	Fundamental research teams based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, and India and focusing on long-term business and management quality

∎	Analysts collaborate regularly to leverage regional and industry-specific research and insights

∎	Global perspective is informed by local market expertise

∎	A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

∎	Team of experienced Research Analysts is regionally aligned and has sector expertise

∎	Team leverages the research of the approximately 80+ regional investment professionals

∎	Decision-making process is informed by active participation in the global research process

∎	Security selections are aligned with level of investment conviction

∎	Risk monitoring considers whether investment and other risks to the Funds are intended and justified

∎	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

International equity portfolios that strive to offer:

∎	Access to markets across the world
∎	Disciplined approach to stock selection
∎	Optimal risk/return profiles

1

MARKET REVIEW

Goldman Sachs Fundamental International Equity Funds

Market Review

International equities rallied during the 12-month period ended October 31, 2017 (the “Reporting Period”). The MSCI Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (the “MSCI EAFE Index”) posted a return of 23.44%.*

Soon after the Reporting Period began in November 2016, international developed market equities rallied following the unexpected outcome of the U.S. presidential election on anticipation of the pro-growth effect of the new Administration’s fiscal stimulus plan. However, U.S. dollar appreciation against local currencies detracted from their U.S. dollar performance. International equities then saw a 3.42% rally during an eventful December 2016, with the resignation of Prime Minister Renzi after Italian voters’ rejection of its constitutional referendum, the Federal Reserve (“Fed”) interest rate hike, and the European Central Bank’s (“ECB”) decision to slow its monthly pace of quantitative easing while extending its program to the end of 2017.

International equities continued their rally in early January 2017 on the prospect of deregulation following executive orders on oil pipelines and optimism around infrastructure spending. However, international equity markets subsequently retreated on political uncertainty and protectionism concerns. In February 2017, international equities were buoyed by “risk on” sentiment owing to potential U.S. tax reform and deregulation as well as on strong economic data. In March 2017, the Fed raised U.S. interest rates for the third time since the 2008 global financial crisis. However, a seemingly cautious stance on the future path of monetary tightening from Fed Chair Janet Yellen and the presence of a dissenter on the Fed committee led to a dovish market reaction and Japanese yen appreciation, despite the Bank of Japan maintaining its policy rate. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) Meanwhile, the ECB kept its monetary policy unchanged at its March 2017 meeting but revised its economic growth and inflation forecasts upwards. Equity markets interpreted the positive economic assessment as hawkish, sparking concerns around the sequencing of the ECB’s policy steps — namely, whether interest rates might rise before quantitative easing ends.

International equities were buoyed during the second calendar quarter by receding political risk, as the centrist candidate defeated the nationalist candidate in the French presidential elections and successfully secured a parliamentary majority. Political risk also declined in Italy, as the anti-establishment party saw a setback in local elections, and consensus expectations for parliamentary elections in 2017 declined. Still, market optimism for pro-growth fiscal policy was dampened by political developments in the U.S. Reports of strong first quarter 2017 earnings results, with double-digit growth across all major developed market regions, were supportive for international equity markets. In the U.S., the labor market remained strong, but economic activity and inflation data appeared to be moderating. Nonetheless, the Fed proceeded to raise the target range for the federal funds rate by 25 basis points in June 2017. (A basis point is 1/100th of a percentage point.) Also in June 2017, European markets reacted hawkishly to ECB President Mario Draghi’s sanguine outlook for recovering inflation and cautious reference to tapering. Japanese equities saw a temporary pullback in the same month, as market sentiment deteriorated and as the Japanese yen strengthened immediately after the Fed interest rate hike, but quickly rebounded.

U.S. economic activity and labor market data showed rather consistent strength through the third calendar quarter. The Consumer Price Index, a measure of inflation, rose 0.4%

*	All index returns are expressed in U.S. dollar terms.

2

MARKET REVIEW

in August 2017, reversing five consecutive months of downside inflation surprises and raising odds of further monetary tightening before calendar year-end. Markets also reacted hawkishly to the Fed’s minutes. Details regarding the U.S. Administration’s tax reform plan extended bullish, or optimistic, market moves and further boosted the U.S. dollar. Meanwhile, the ECB kept its monetary policy unchanged at its September 2017 meeting and revised downward its forecast for headline inflation for the second time this calendar year. ECB President Draghi maintained a dovish stance and deferred discussion around tapered asset purchases to its October 2017 meeting. Risk sentiment amid North Korean missile launches and escalating geopolitical tensions between U.S. and North Korea drove the Japanese yen higher and its equities lower. Japanese equities subsequently rallied in September 2017 on rising U.S. bond yields, a weakening yen and reports that Prime Minister Abe had dissolved the Japanese Lower House and called a general election to be held in October 2017.

While there appeared to be increasing market expectation for hawkish leadership at the Fed when Ms. Yellen’s term ends in early February 2018, encouraging tax reform progress and ongoing strength in both U.S. and global economic activity data were supportive for international equity performance in October 2017. As expected by the consensus, the ECB kept its interest rates unchanged but announced its plan to reduce its monthly asset purchases for nine months from January 2018. Elsewhere in Europe, headlines around Catalonia’s disputed independence referendum negatively affected risk sentiment. Japan’s Prime Minister Abe’s ruling coalition won a significant majority in the Japanese election, which reassured markets and signaled a continuation of current macro policies. Japanese equities rallied on election anticipation and following Abe’s landslide victory and were further buoyed by strong corporate earnings results and rather stable overseas markets.

For the Reporting Period as a whole, information technology, materials and financials were the best performing sectors in the MSCI EAFE Index. The weakest performing sectors in the MSCI EAFE Index during the Reporting Period were telecommunication services, real estate and health care.

From a country perspective, Austria, Italy, France and the Netherlands were the best performing individual constituents of the MSCI EAFE Index during the Reporting Period. Israel and New Zealand were the weakest individual country constituents in the MSCI EAFE Index during the Reporting Period and the only two to post negative returns, followed by Australia and Japan, which posted double-digit positive absolute returns but significantly lagged the MSCI EAFE Index.

Looking Ahead

At the end of the Reporting Period, we maintained a positive outlook for global equities based on economic growth and earnings growth indicators. Global economic growth and earnings forecasts were trending upward at the end of October 2017 in all major regions for the first time since 2010. In our view, the best opportunities in equities may well exist outside the U.S. wherein we believe valuations were especially high at the end of the Reporting Period.

3

MARKET REVIEW

Amongst international equities, we were especially positive on Japan at the end of the Reporting Period. We believe corporate fundamentals in Japan have recovered during the last 20 years or so, as evidenced by what we see as high cash levels, low debt levels, improving profit margins and a rising return on equity. Corporate governance reforms were also resulting in more shareholder friendly actions, in our view. The Abe administration had introduced a corporate governance code as a set of rules that corporations are expected to follow or provide an explanation on their failure to do so, resulting in more independent directors on company boards. Further, despite the improving fundamentals, we believe Japanese equity valuations remained attractive relative to other developed market equities at the end of the Reporting Period, especially to U.S. equities.

Overall, at the end of the Reporting Period, our focus remained on seeking alpha opportunities through fundamental, bottom-up security selection. (Alpha, often considered the active return on an investment, gauges the performance of an investment against a market index used as a benchmark, since market indices are often considered to represent the market’s movement as a whole. The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.) We believe active managers should have the greatest ability to respond to potential changes in the post-monetary world, and value generated through active management may well become an increasingly important contributor to returns. (A post-monetary world, here, is one in which central banks’ monetary policy is less accommodative.) As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

4

PORTFOLIO RESULTS

Goldman Sachs Focused International Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs Focused International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor and R6 Shares generated average annual total returns, without sales charges, of 23.29%, 22.40%, 23.78%, 23.17%, 23.63% and 23.80%, respectively. These returns compare to the 23.44% average annual total return of the Fund’s benchmark, the MSCI® Europe, Australasia, Far East (“EAFE”) Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Most share classes of the Fund either outperformed or closely tracked the Index during the Reporting Period, attributable primarily to individual stock selection. Country allocation also contributed positively, albeit more modestly. Sector allocation overall detracted during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among the greatest contributors to Fund performance relative to the Index during the Reporting Period were Rentokil Initial, Melrose Industries and Computershare.

Rentokil Initial is a U.K.-based provider of business support services, with leading market positions in pest control, hygiene and washroom services. During the Reporting Period, the company posted solid financial results, and its management executed well on delivering revenue growth, margin improvement and high cash conversion. Additionally, Rentokil Initial made acquisitions in emerging markets that may increase its footprint and value creation, in our view. At the end of the Reporting Period, we believe the company was benefiting from increased hygiene standards. We further believed its meaningful pricing power in pest control may help it sustain its improving growth and margins over the long term.

Melrose Industries is a U.K.-domiciled industrials business conglomerate. Its performance was strong during the Reporting Period, as the market reacted to its value creating acquisitions, where its management has had a track record of successfully improving margins and growth while disposing of non-core assets. At the end of the Reporting Period, we maintained our positive view on the company and on its management’s ability to create shareholder value. However, we decided to take profits and exit the position in favor of companies we believed had more attractive growth profiles at what we considered to be sound valuations.

Computershare is an Australia-based provider of administration services, including share registration, employee equity plan administration and shareholder communications. During the Reporting Period, the company reported fiscal first half 2017 earnings that were well above market estimates. While its revenue growth faced challenges from contract losses and foreign currency headwinds, the company delivered well on its cost reduction programs. At the end of the Reporting Period, we believe the company may benefit from its leverage to global interest rates and increased corporate action activity going forward. We remained positive on the company at the end of the Reporting Period, trimming the Fund’s position in Computershare to realize some profits.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the Index during the Reporting Period were Japan Tobacco, Shire and Mitsubishi Estate.

5

PORTFOLIO RESULTS

Japan Tobacco, a global tobacco manufacturer, was a top detractor from the Fund’s relative results during the Reporting Period. Electronic cigarettes have gained market share, and this has affected the company’s underlying cigarette business through declining sales. Japan Tobacco’s own progress with what are known as New Generation Products, such as vaping, has been slow, reducing our confidence in the company’s future earnings profile. While we expect the Japanese tobacco market to be attractive going forward, near-term headwinds led us to exit the Fund position in favor of companies we felt had more attractive risk/reward profiles.

Shire is a U.S.-based biopharmaceutical company that focuses on developing and marketing innovative medicines for patients with rare diseases. Early in the Reporting Period, the company’s share price reacted negatively to wider circulation of a previously disclosed settlement being finalized by the Department of Justice. Furthermore, uncertainty surrounding drug pricing, alleged patent infringement issues with rival companies, and earlier than market expected competition on its generic drugs weighed on Shire’s stock. On a positive note, the company reported solid financial results during the Reporting Period, with sales and earnings ahead of market estimates. At the end of the Reporting Period, we maintained our view that drug pricing and potential tax reforms may not meaningfully impact Shire. We were additionally positive on the company’s acquisition of Baxalta, which could be supportive over the long term, as, in our view, Baxalta improves its organic sales growth. Overall, we believed Shire remained a solid business with a strong pipeline and an experienced management team focused on addressing key issues.

Mitsubishi Estate is a Japanese diversified real estate landlord and developer focused on prime Tokyo office space. After strong performance in the fourth quarter of 2016, the company saw its share price weaken in early 2017 as foreign exchange movements impacted market expectations for Japan’s economic strength and inflation. However, Tokyo office market fundamentals remained strong, with vacancies at historically low levels. Still, its stock suffered again in August 2017, as the company posted quarterly results that were weaker than market expectations. At first glance, the company’s earnings looked disappointing. However, the substantial year over year decline was due, in our view, to the absence of capital gains given lower than company-anticipated asset disposals. The company stated it expected its profits to rebound in the second half of 2017, with deliveries and two major central condominium projects. At the end of the Reporting Period, we continued to like the stock, as, in our view, it was trading at a discount, and we saw earnings improvement and more capital gains in the latter quarters of the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most positively to the Fund’s performance relative to the Index during the Reporting Period were industrials, health care and telecommunication services, each due primarily to effective stock selection. Having an overweight position to the industrials sector, which outpaced the Index during the Reporting Period, also helped.

The sectors that detracted most from the Fund’s relative results during the Reporting Period were consumer discretionary and real estate, each due primarily to weak stock selection. Having an overweight position to real estate, which lagged the Index during the Reporting Period, and having an underweight position to information technology, which outperformed the Index during the Reporting Period, also hurt. Having an allocation to cash during a Reporting Period when the Index rallied further dampened relative results.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the Index. This effect may be even more pronounced in a concentrated portfolio or in countries that represent only a modest proportion of the Index.

That said, effective stock selection in Australia, the U.K. and Italy boosted the Fund’s relative returns most. Conversely, the countries that detracted most from the Fund’s performance during the Reporting Period were Japan, France and Sweden, where stock selection overall hurt.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Davide Campari-Milano, a producer and distributor of alcoholic and non-alcoholic beverages, which is

6

PORTFOLIO RESULTS

headquartered in Italy. In our view, the company offers a positive long-term story. We believe the company has a strong product offering with Aperol and its recent acquisition of Grand Marnier, two types of liquors. Further, the company is comprised of a small but experienced management team focused on generating cash. The team has done several accretive acquisitions of “dusty” brands, in which it sees long-term value. Moreover, we are encouraged by the company’s increased global presence versus that of the Italian market, where it dominates.

We established a new Fund position in Compass Group, a leading U.K.-headquartered provider of food and support services in the workplace, including corporations, schools, colleges, hospitals, and at leisure and in remote environments. In our view, the company is an industry leader and is gaining market share in most regions at a sustainable rate, with competitive advantages from increasing scale. We also feel the company has a flexible cost structure with industry-leading margins and high cash conversion. We are additionally confident in its management’s ability to effectively focus on organic growth, costs and returns.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in Banco Popular Espanol. Its stock’s poor performance during the Reporting Period can be partly attributed to increased regulatory pressures, which created a challenging environment for European banks. Moreover, in our view, the bank had developed a poor balance sheet given its inability to deal with existing non-performing loans and its weak capital position. Following its Chief Executive Officer’s resignation at the beginning of April 2017, we became less confident about the strategy of the company moving forward and thus opted to exit the position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care, industrials, consumer discretionary and energy increased relative to that of the Index, while its relative exposure to materials, information technology and consumer staples decreased.

From a country perspective, the Fund’s exposure to the U.K., France, Italy, Singapore, the Netherlands and Australia increased relative to the Index, while its relative exposure to Switzerland, Japan, Sweden, Spain and Ireland decreased during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the U.K., France, Germany, Denmark, Italy and Ireland and less exposure to Switzerland, Japan, Australia, the Netherlands and Spain relative to the Index. At the end of the Reporting Period, the Fund held a neutral position relative to the Index in Singapore and held no exposure to the remaining components of the Index.

From a sector allocation perspective, the Fund had overweight positions relative to the Index in health care, industrials and real estate at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the Index in materials, information technology and financials and was rather neutrally weighted compared to the Index in consumer discretionary, telecommunication services, energy and consumer staples. The Fund had no exposure to the utilities sector at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

7

FUND BASICS

Focused International Equity Fund

as of October 31, 2017

PERFORMANCE REVIEW
November 1, 2016–October 31, 2017	Fund Total Return (based on NAV)[1]	MSCI® EAFE Index[2]
Class A	23.29%	23.44%
Class C	22.40	23.44
Institutional	23.78	23.44
Service	23.17	23.44
Investor	23.63	23.44
Class R6	23.80	23.44

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® EAFE Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI® EAFE Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® EAFE Index is unmanaged and the figures for the MSCI® EAFE Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	11.17%	6.18%	-0.75%	4.47%	12/01/92
Class C	15.70	6.58	-0.92	2.03	8/15/97
Institutional	18.05	7.81	0.21	4.34	2/07/96
Service	17.49	7.27	-0.29	3.74	3/06/96
Investor	17.89	7.65	N/A	6.53	8/31/10
Class R6	18.07	N/A	N/A	17.58	2/26/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.62%
Class C	2.05	2.37
Institutional	0.90	1.21
Service	1.41	1.72
Investor	1.05	1.36
Class R6	0.89	1.19

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/17[5]
Holding	% of Net Assets	Line of Business	Country
Royal Dutch Shell plc Class A	5.3%	Energy	Netherlands
Klepierre SA	3.8	Real Estate	France
Reckitt Benckiser Group plc	3.8	Household & Personal Products	United Kingdom
Novo Nordisk A/S Class B	3.8	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
Bayer AG (Registered)	3.8	Pharmaceuticals, Biotechnology & Life Sciences	Germany
Rexel SA	3.3	Capital Goods	France
GEA Group AG	3.2	Capital Goods	Germany
Beiersdorf AG	3.1	Household & Personal Products	Germany
Sumitomo Mitsui Financial	3.1	Banks	Japan
Group, Inc.
UBM plc	3.1	Media	United Kingdom

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

9

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 2.0% of the Fund’s net assets at October 31, 2017.

10

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Performance Summary

October 31, 2017

The following graph shows the value, as of October 31, 2017, of a $1,000,000 investment made on November 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Index (Net, USD, Unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Focused International Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2007 through October 31, 2017.

Average Annual Total Return through October 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 1, 1992)
Excluding sales charges	23.29%	7.20%	-0.41%	4.77%
Including sales charges	16.49%	5.99%	-0.97%	4.53%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	22.40%	6.40%	-1.15%	2.11%
Including contingent deferred sales charges	21.38%	6.40%	-1.15%	2.11%

Institutional (Commenced February 7, 1996)	23.78%	7.62%	-0.02%	4.41%

Service (Commenced March 6, 1996)	23.17%	7.08%	-0.52%	3.82%

Investor* (Commenced August 31, 2010)	23.63%	7.48%	N/A	6.74%

Class R6 (Commenced February 26, 2016)	23.80%	N/A	N/A	17.98%

*	Effective August 15, 2017, Class IR changed its name to Investor.

11

PORTFOLIO RESULTS

Goldman Sachs Strategic International Equity Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs Strategic International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 23.38%, 22.44%, 23.88%, 23.75%, 22.99% and 23.91%, respectively. These returns compare to the 23.44% average annual total return of the Fund’s benchmark, the MSCI® Europe, Australasia, Far East (“EAFE”) Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Most share classes of the Fund either outperformed or closely tracked the Index during the Reporting Period, attributable primarily to individual stock selection. Country and sector allocation also contributed positively.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among the greatest contributors to Fund performance relative to the Index during the Reporting Period were AMS, UniCredit and Moncler.

AMS is an Austria-based developer and manufacturer of high performance semiconductors, chips, sensors, power management and wireless solutions. During the Reporting Period, AMS saw strong revenue growth as it supplied Apple and Samsung with parts necessary for their phones. In January 2017, the company announced the completion of the transaction to acquire Heptagon, a high-end optical packaging and micro-optics leader. AMS’ management indicated it expected the growth benefit from the Heptagon transaction to be realized in 2017 as well as substantial contribution to profitability from this deal. The stock performed well, and we took advantage of AMS’ share price gain to exit the Fund’s position at the end of February 2017 to take profits and move proceeds into other stocks that we believe had a relatively more compelling risk/reward profile.

UniCredit, headquartered in Italy, is a holding company focused on the provision of commercial banking services. Its stock performed well during the Reporting Period, on both an absolute basis and relative to the Index, on the back of material clean-ups in costs and asset quality. To address the former, its management cut thousands of jobs and closed numerous stores without compromising investments, especially in technology. Regarding the latter, UniCredit sold a portion of its non-performing loans to KKR and PIMCO and has shown commitment to continue on the path of cleaning up its books. In December 2016, UniCredit announced the sale of Pioneer, its asset management division, to Amundi, a subsidiary of French bank Credit Agricole. The deal, in our view, signals progress, with the asset disposal process initiated by its Chief Executive Officer, who was newly appointed in the summer of 2016. Moreover, in its new business plan, UniCredit’s management underscored its focus on profitability improvement and increased efficiency. UniCredit’s first half of 2017 results were good, as its fee income was strong, non-performing loans declined, and its capital was set, in our view, to improve. At the end of the Reporting Period, we continued to like the company, believing it was attractively valued and had been bolstered by strong delivery on its 2017-19 business plan.

Shares of Moncler, an Italian apparel manufacturer, outperformed the Index after reporting optimistic results with a strong bottom line fueled by better than consensus expected sales in Europe, Asia and the U.S. Its first half 2017 results reported sales, revenues and comparisons ahead of consensus expectations. Its calendar 2017 outlook for its wholesale business was improving with plans for new openings and positive feedback on its spring/summer collection. We

12

PORTFOLIO RESULTS

trimmed the Fund’s position during the Reporting Period but continued to like the company, as, in our view, it enjoys a superior growth outlook and better execution compared to most of its peers.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the Index during the Reporting Period were Japan Tobacco, Mitsubishi Estate and Shire.

Japan Tobacco, a global tobacco manufacturer, was a top detractor from the Fund’s relative results during the Reporting Period. Electronic cigarettes have gained market share, and this has affected the company’s underlying cigarette business through declining sales. Japan Tobacco’s own progress with what are known as New Generation Products, such as vaping, has been slow, reducing our confidence in the company’s future earnings profile. While we expect the Japanese tobacco market to be attractive going forward, near-term headwinds led us to exit the Fund position in favor of companies we felt had more attractive risk/reward profiles.

Mitsubishi Estate is a Japanese diversified real estate landlord and developer focused on prime Tokyo office space. After strong performance in the fourth quarter of 2016, the company saw its share price weaken in early 2017 as foreign exchange movements impacted market expectations for Japan’s economic strength and inflation. However, Tokyo office market fundamentals remained strong, with vacancies at historically low levels. Still, its stock suffered again in August 2017, as the company posted quarterly results that were weaker than market expectations. At first glance, the company’s earnings looked disappointing. However, the substantial year over year decline was due, in our view, to the absence of capital gains given lower than company-anticipated asset disposals. The company stated it expected its profits to rebound in the second half of 2017, with deliveries and two major central condominium projects. At the end of the Reporting Period, we continued to like the stock, as, in our view, it was trading at a discount, and we saw earnings improvement and more capital gains in the latter quarters of the Reporting Period.

Shire is a U.S.-based biopharmaceutical company that focuses on developing and marketing innovative medicines for patients with rare diseases. Early in the Reporting Period, the company’s share price reacted negatively to wider circulation of a previously disclosed settlement being finalized by the Department of Justice. Furthermore, uncertainty surrounding drug pricing, alleged patent infringement issues with rival companies, and earlier than market expected competition on its generic drugs weighed on Shire’s stock. On a positive note, the company reported solid financial results during the Reporting Period, with sales and earnings ahead of market estimates. At the end of the Reporting Period, we maintained our view that drug pricing and potential tax reforms may not meaningfully impact Shire. We were additionally positive on the company’s acquisition of Baxalta, which could be supportive over the long term, as, in our view, Baxalta improves its organic sales growth. Overall, we believed Shire remains a solid business with a strong pipeline and an experienced management team focused on addressing key issues.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the Index were industrials, health care and information technology. Stock selection in all three sectors proved effective during the Reporting Period.

The biggest detractors from the Fund’s results during the Reporting Period were telecommunication services, financials and real estate, where weak stock selection in each hurt. Having an underweight to financials, which outpaced the Index during the Reporting Period, also detracted.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the Index. This effect may be even more pronounced in countries that represent only a modest proportion of the Index.

That said, effective individual stock selection and allocation positioning in Italy, Switzerland and Australia contributed most positively to the Fund’s results relative to the Index. Conversely, the countries that detracted most from the Fund’s relative performance were France, Spain and Sweden, where stock selection and, in the case of Spain and Sweden, allocation positioning overall hurt.

13

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Davide Campari-Milano, a producer and distributor of alcoholic and non-alcoholic beverages, which is headquartered in Italy. In our view, the company offers a positive long-term story. We believe the company has a strong product offering with Aperol and its recent acquisition of Grand Marnier, two types of liquors. Further, the company is comprised of a small but experienced management team focused on generating cash. The team has done several accretive acquisitions of “dusty” brands, in which it sees long-term value. Moreover, we are encouraged by the company’s increased global presence versus that of the Italian market, where it dominates.

We established a new Fund position in Compass Group, a leading U.K.-headquartered provider of food and support services in the workplace, including corporations, schools, colleges, hospitals, and at leisure and in remote environments. In our view, the company is an industry leader and is gaining market share in most regions at a sustainable rate, with competitive advantages from increasing scale. We also feel the company has a flexible cost structure with industry-leading margins and high cash conversion. We are additionally confident in its management’s ability to effectively focus on organic growth, costs and returns.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in Banco Popular Espanol. Its stock’s poor performance during the Reporting Period can be partly attributed to increased regulatory pressures, which created a challenging environment for European banks. Moreover, in our view, the bank had developed a poor balance sheet given its inability to deal with existing non-performing loans and its weak capital position. Following its Chief Executive Officer’s resignation at the beginning of April 2017, we became less confident about the strategy of the company moving forward and thus opted to exit the position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples, health care, industrials and energy increased relative to that of the Index, while its relative exposure to financials, materials and information technology decreased. From a country perspective, the Fund’s exposure to the U.K., Italy, France, Finland and the Netherlands increased relative to the Index, while its relative exposure to Japan, Spain, Sweden and Germany decreased during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the U.K., Italy, Ireland, Belgium, Denmark, France and Portugal relative to the Index and less exposure to Japan, Australia, Hong Kong, Germany, and the Netherlands relative to the Index. At the end of the Reporting Period, the Fund held neutral positions relative to the Index in several countries, most notably Singapore, Finland and Switzerland and had no exposure to several other components of the Index, including New Zealand, Austria, Israel and Norway. The Fund also held a position in China, which is not a component of the Index.

From a sector allocation perspective, the Fund had overweight positions relative to the Index in consumer staples, health care and utilities at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the Index in financials, materials, consumer discretionary and information technology and rather neutral positions relative to the Index in industrials, telecommunication services, energy and real estate.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

14

FUND BASICS

Strategic International Equity Fund

as of October 31, 2017

PERFORMANCE REVIEW
November 1, 2016–October 31, 2017	Fund Total Return (based on NAV)[1]	MSCI® EAFE Index[2]
Class A	23.38%	23.44%
Class C	22.44	23.44
Institutional	23.88	23.44
Investor	23.75	23.44
Class R	22.99	23.44
Class R6	23.91	23.44

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® EAFE Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI® EAFE Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® EAFE Index is unmanaged and the figures for the MSCI® EAFE Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	11.16%	6.35%	-0.36%	0.26%	6/25/07
Class C	15.74	6.74	-0.54	0.06	6/25/07
Institutional	18.07	7.98	0.59	1.21	6/25/07
Investor	17.95	7.84	N/A	0.40	11/30/07
Class R	17.26	7.27	N/A	-0.16	11/30/07
Class R6	18.01	N/A	N/A	17.78	2/26/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.76%
Class C	2.05	2.51
Institutional	0.90	1.36
Investor	1.05	1.51
Class R	1.55	2.01
Class R6	0.88	1.33

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/17[5]
Holding	% of Net Assets	Line of Business	Country
Royal Dutch Shell plc Class A	5.6%	Energy	Netherlands
Novartis AG (Registered)	2.8	Pharmaceuticals, Biotechnology	Switzerland
		& Life Sciences
Anheuser-Busch InBev SA/NV	2.7	Food, Beverage & Tobacco	Belgium
Bayer AG (Registered)	2.6	Pharmaceuticals, Biotechnology	Germany
		& Life Sciences
Kerry Group plc Class A	2.5	Food, Beverage & Tobacco	Ireland
UBS Group AG (Registered)	2.3	Diversified Financials	Switzerland
Enel SpA	2.2	Utilities	Italy
Hoya Corp.	2.2	Health Care Equipment &	Japan
		Services
Kao Corp.	2.1	Household & Personal Products	Japan
Novo Nordisk A/S Class B	2.1	Pharmaceuticals, Biotechnology & Life Sciences	Denmark

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

16

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

17

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Performance Summary

October 31, 2017

The following graph shows the value, as of October 31, 2017, of a $1,000,000 investment made on November 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Index (Net, USD, Unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class R and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic International Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2007 through October 31, 2017.

Average Annual Total Return through October 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced June 25, 2007)
Excluding sales charges	23.38%	7.48%	-0.17%	0.91%
Including sales charges	16.57%	6.27%	-0.73%	0.36%

Class C (Commenced June 25, 2007)
Excluding contingent deferred sales charges	22.44%	6.66%	-0.92%	0.15%
Including contingent deferred sales charges	21.43%	6.66%	-0.92%	0.15%

Institutional (Commenced June 25, 2007)	23.88%	7.91%	0.21%	1.30%

Investor* (Commenced November 30, 2007)	23.75%	7.76%	N/A	0.50%

Class R (Commenced November 30, 2007)	22.99%	7.20%	N/A	-0.05%

Class R6 (Commenced February 26, 2016)	23.91%	N/A	N/A	17.59%

*	Effective August 15, 2017, Class IR changed its name to Investor.

18

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Schedule of Investments

October 31, 2017

Shares	Description	Value

Common Stocks – 96.5%
Australia – 2.2%
330,768	Computershare Ltd. (Software & Services)	$3,954,179

Denmark – 3.8%
139,138	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	6,927,521

France – 17.3%
70,677	BNP Paribas SA (Banks)	5,516,306
176,437	Klepierre SA (REIT)	7,023,628
79,672	Publicis Groupe SA (Media)	5,186,079
338,036	Rexel SA (Capital Goods)	6,027,873
37,872	Safran SA (Capital Goods)	3,988,769
38,250	Vinci SA (Capital Goods)(a)	3,747,646

		31,490,301

Germany – 13.0%
53,034	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	6,898,609
50,440	Beiersdorf AG (Household & Personal Products)	5,674,022
122,714	GEA Group AG (Capital Goods)	5,928,017
50,755	HeidelbergCement AG (Materials)	5,193,742

		23,694,390

Ireland – 1.8%
418,429	Bank of Ireland Group plc (Banks)	3,267,695

Italy – 4.3%
495,087	Davide Campari-Milano SpA (Food, Beverage & Tobacco)	3,964,042
200,892	UniCredit SpA (Banks)*	3,839,176

		7,803,218

Japan – 19.1%
118,400	Dentsu, Inc. (Media)	5,064,437
99,300	Hoya Corp. (Health Care Equipment & Services)	5,395,043
297,700	Isuzu Motors Ltd. (Automobiles & Components)	4,348,029
258,700	Mitsubishi Estate Co. Ltd. (Real Estate)	4,691,407
29,000	Nidec Corp. (Capital Goods)	3,856,505
219,400	ORIX Corp. (Diversified Financials)	3,772,279
64,800	Pola Orbis Holdings, Inc. (Household & Personal Products)	2,065,468
140,000	Sumitomo Mitsui Financial Group, Inc. (Banks)	5,608,783

		34,801,951

Common Stocks – (continued)
Netherlands – 7.3%
73,793	Aalberts Industries NV (Capital Goods)	3,638,793
305,304	Royal Dutch Shell plc Class A (Energy)	9,610,906

		13,249,699

Singapore – 2.1%
235,480	DBS Group Holdings Ltd. (Banks)	3,932,177

Spain – 2.2%
164,997	Cellnex Telecom SA (Telecommunication Services)(b)	4,095,551

Switzerland – 5.1%
348,386	Credit Suisse Group AG (Registered) (Diversified Financials)*	5,490,158
55,314	Ferguson plc (Capital Goods)	3,868,109

		9,358,267

United Kingdom – 15.5%
419,696	BTG plc (Pharmaceuticals, Biotechnology & Life Sciences)*	4,201,409
171,028	Compass Group plc (Consumer Services)	3,754,809
77,753	Reckitt Benckiser Group plc (Household & Personal Products)	6,956,301
893,689	Rentokil Initial plc (Commercial & Professional Services)	3,985,272
596,853	UBM plc (Media)	5,575,863
1,332,247	Vodafone Group plc (Telecommunication Services)	3,810,677

		28,284,331

United States – 2.8%
105,330	Shire plc (Pharmaceuticals, Biotechnology & Life Sciences)	5,188,092

TOTAL COMMON STOCKS
(Cost $170,505,178)		$176,047,372

Shares	Distribution Rate	Value

Investment Company(c) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
977	0.932%	$977
(Cost $977)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $170,506,155)		$176,048,349

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Distribution Rate	Value

Securities Lending Reinvestment Vehicle(c) – 2.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,715,305	0.932%	$3,715,305
(Cost $3,715,305)

TOTAL INVESTMENTS – 98.5%
(Cost $174,221,460)		$179,763,654

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%		2,674,924

NET ASSETS – 100.0%		$182,438,578

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,095,551, which represents approximately 2.2% of net assets as of October 31, 2017 and the liquidity determination is unaudited.
(c)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

October 31, 2017

Shares	Description	Value

Common Stocks – 97.8%
Australia – 3.1%
43,422	Australia & New Zealand Banking Group Ltd. (Banks)	$996,472
24,514	BHP Billiton plc (Materials)	443,842
44,136	Computershare Ltd. (Software & Services)	527,625

		1,967,939

Belgium – 2.7%
13,927	Anheuser-Busch InBev SA/NV (Food, Beverage & Tobacco)	1,707,746

China – 0.8%
182,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	504,359

Denmark – 3.0%
25,930	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,291,025
11,288	Novozymes A/S Class B (Materials)	623,694

		1,914,719

Finland – 1.1%
137,606	Nokia OYJ (Technology Hardware & Equipment)	676,736

France – 11.8%
8,588	Air Liquide SA (Materials)	1,093,459
11,963	BNP Paribas SA (Banks)	933,706
2,857	Iliad SA (Telecommunication Services)	713,162
28,266	Klepierre SA (REIT)	1,125,217
15,286	Publicis Groupe SA (Media)	995,009
20,409	Rexel SA (Capital Goods)	363,934
10,100	Safran SA (Capital Goods)	1,063,756
11,504	Vinci SA (Capital Goods)	1,127,135

		7,415,378

Germany – 7.6%
12,786	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,663,190
8,831	Beiersdorf AG (Household & Personal Products)	993,404
17,188	GEA Group AG (Capital Goods)	830,311
4,539	HeidelbergCement AG (Materials)	464,474
7,399	SAP SE (Software & Services)	845,429

		4,796,808

Hong Kong – 0.8%
493,500	HKBN Ltd. (Telecommunication Services)	501,085

Ireland – 3.7%
97,069	Bank of Ireland Group plc (Banks)	758,054
15,421	Kerry Group plc Class A (Food, Beverage & Tobacco)	1,552,922

		2,310,976

Common Stocks – (continued)
Italy – 8.7%
124,118	Davide Campari-Milano SpA (Food, Beverage & Tobacco)	993,783
141,005	Enav SpA (Transportation)(a)	671,227
225,153	Enel SpA (Utilities)	1,396,325
26,988	Moncler SpA (Consumer Durables & Apparel)	766,152
861,649	Telecom Italia SpA (Telecommunication Services)*	745,569
47,807	UniCredit SpA (Banks)*	913,623

		5,486,679

Japan – 17.7%
5,700	Dentsu, Inc. (Media)	243,812
6,500	East Japan Railway Co. (Transportation)	630,367
7,800	Hoshizaki Corp. (Capital Goods)	738,143
25,000	Hoya Corp. (Health Care Equipment & Services)	1,358,268
21,500	Kao Corp. (Household & Personal Products)	1,299,356
23,600	KDDI Corp. (Telecommunication Services)	628,766
49,200	Mitsubishi Estate Co. Ltd. (Real Estate)	892,220
9,300	Nidec Corp. (Capital Goods)	1,236,741
2,600	Nintendo Co. Ltd. (Software & Services)	1,008,701
47,900	ORIX Corp. (Diversified Financials)	823,574
22,100	Pola Orbis Holdings, Inc. (Household & Personal Products)	704,427
23,700	Sumitomo Mitsui Financial Group, Inc. (Banks)	949,487
10,800	Suzuki Motor Corp. (Automobiles & Components)	591,551

		11,105,413

Netherlands – 7.9%
15,419	Aalberts Industries NV (Capital Goods)	760,324
36,585	ING Groep NV (Banks)	676,072
112,189	Royal Dutch Shell plc Class A (Energy)	3,531,686

		4,968,082

Singapore – 1.8%
67,796	DBS Group Holdings Ltd. (Banks)	1,132,096

Spain – 1.2%
88,067	EDP Renovaveis SA (Utilities)	728,352

Switzerland – 8.7%
74,965	Credit Suisse Group AG (Registered) (Diversified Financials)*	1,181,361
14,799	Ferguson plc (Capital Goods)	1,034,894
21,589	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,780,646
86,186	UBS Group AG (Registered) (Diversified Financials)*	1,466,292

		5,463,193

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – 16.0%
103,048	Aviva plc (Insurance)	$691,290
19,211	British American Tobacco plc (Food, Beverage & Tobacco)	1,241,220
49,454	BTG plc (Pharmaceuticals, Biotechnology & Life Sciences)*	495,064
50,985	Compass Group plc (Consumer Services)	1,119,343
14,041	InterContinental Hotels Group plc (Consumer Services)	777,891
161,035	Melrose Industries plc (Capital Goods)	470,360
146,050	Merlin Entertainments plc (Consumer Services)(a)	734,675
64,655	Pennon Group plc (Utilities)	681,890
10,305	Reckitt Benckiser Group plc (Household & Personal Products)	921,954
177,586	Rentokil Initial plc (Commercial & Professional Services)	791,918
13,027	Rio Tinto plc (Materials)	615,664
90,378	UBM plc (Media)	844,321
100,190	Virgin Money Holdings UK plc (Banks)	388,111
112,839	Vodafone Group plc (Telecommunication Services)	322,758

		10,096,459

United States – 1.2%
15,876	Shire plc (Pharmaceuticals, Biotechnology & Life Sciences)	781,982

TOTAL COMMON STOCKS
(Cost $55,896,196)		$61,558,002

Shares	Distribution Rate	Value

Investment Company(b) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
63	0.932%	$63
(Cost $63)

TOTAL INVESTMENTS – 97.8%
(Cost $55,896,259)		61,558,065

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.2%		1,357,506

NET ASSETS – 100.0%		$62,915,571

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,405,902, which represents approximately 2.2% of net assets as of October 31, 2017 and the liquidity determination is unaudited.
(b)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities

October 31, 2017

	Focused International Equity Fund	Strategic International Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $170,505,178 and $55,896,196)(a)	$176,047,372	$61,558,002
Investments in affiliated issuers, at value (cost $977 and $63)	977	63
Investments in affiliated securities lending reinvestment vehicle, at value (cost $3,715,305 and $0)	3,715,305	—
Cash	2,011,505	265,237
Foreign currencies, at value (cost $55,271 and $1,976)	54,201	1,961
Receivables:
Investments sold	3,630,106	1,294,096
Foreign tax reclaims	572,793	224,491
Dividends	290,430	85,020
Fund shares sold	102,657	5,682
Reimbursement from investment adviser	8,707	22,013
Securities lending income	198	—
Other assets	182	55
Total assets	186,434,433	63,456,620

Liabilities:
Payables:
Payable upon return of securities loaned	3,715,305	—
Management fees	130,403	45,693
Fund shares redeemed	36,631	405,509
Distribution and Service fees and Transfer Agency fees	33,816	11,836
Accrued expenses	79,700	78,011
Total liabilities	3,995,855	541,049

Net Assets:
Paid-in capital	199,040,750	58,180,386
Undistributed net investment income	2,152,508	718,619
Accumulated net realized loss	(24,285,245)	(1,642,339)
Net unrealized gain	5,530,565	5,658,905
NET ASSETS	$182,438,578	$62,915,571
Net Assets:
Class A	$38,330,043	$17,936,679
Class C	15,681,009	3,769,919
Institutional	127,402,570	40,667,307
Service	3,872	—
Investor(b)	1,009,106	425,984
Class R	—	43,874
Class R6	11,978	71,808
Total Net Assets	$182,438,578	$62,915,571
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	1,924,583	1,237,121
Class C	852,866	290,396
Institutional	6,275,757	2,675,691
Service	187	—
Investor(b)	49,889	29,361
Class R	—	3,007
Class R6	590	4,726
Net asset value, offering and redemption price per share:(c)
Class A	$19.92	$14.50
Class C	18.39	12.98
Institutional	20.30	15.20
Service	20.68	—
Investor(b)	20.23	14.51
Class R	—	14.59
Class R6	20.30	15.20

(a)	Includes loaned securities having a market value of $3,554,280 for the Focused International Equity Fund.
(b)	Effective August 15, 2017, Class IR changed its name to Investor.
(c)	Maximum public offering price per share for Class A Shares of the Focused International Equity and Strategic International Equity Funds is $21.08 and $15.34, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2017

	Focused International Equity Fund	Strategic International Equity Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $457,969 and $134,773)	$4,257,793	$1,580,389
Securities lending income — affiliated issuer	125,698	24,837
Dividends — affiliated issuers	11,597	1,364
Total investment income	4,395,088	1,606,590

Expenses:
Management fees	2,071,204	520,606
Distribution and Service fees(a)	251,465	81,969
Transfer Agency fees(a)	162,637	57,178
Custody, accounting and administrative services	116,724	83,280
Registration fees	83,426	72,528
Professional fees	79,390	130,291
Printing and mailing costs	60,131	41,397
Trustee fees	17,827	17,543
Service share fees — Service and Shareholder Administration Plan	42	—
Other	19,568	20,939
Total expenses	2,862,414	1,025,731
Less — expense reductions	(664,919)	(358,298)
Net expenses	2,197,495	667,433
NET INVESTMENT INCOME	2,197,593	939,157

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	3,875,155	(778,353)
Foreign currency transactions	191,034	12,070
Net change in unrealized gain on:
Investments — unaffiliated issuers	38,080,604	12,709,720
Foreign currency translation	31,871	11,696
Net realized and unrealized gain	42,178,664	11,955,133
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$44,376,257	$12,894,290

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor(b)	Class R	Class R6
Focused International Equity	$91,980	$159,485	$—	$68,911	$29,903	$61,183	$2	$2,634	$—	$4
Strategic International Equity	44,794	37,043	132	33,571	6,942	15,622	—	989	49	5

(b)	Effective August 15, 2017, Class IR changed its name to Investor.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	Focused International Equity Fund		Strategic International Equity Fund
	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income	$2,197,593	$6,326,170	$939,157	$1,193,235
Net realized gain (loss)	4,066,189	(7,202,382)	(766,283)	(554,422)
Net change in unrealized gain (loss)	38,112,475	(16,640,852)	12,721,416	(5,686,930)
Net increase (decrease) in net assets resulting from operations	44,376,257	(17,517,064)	12,894,290	(5,048,117)

Distributions to shareholders:
From net investment income
Class A Shares	(1,011,348)	(534,931)	(351,087)	(178,101)
Class C Shares	(357,000)	(98,242)	(50,020)	(5,202)
Institutional Shares	(5,581,602)	(2,308,981)	(850,993)	(638,376)
Service Shares	—	(118)	—	—
Investor Shares(a)	(23,297)	(16,690)	(10,518)	(4,313)
Class R Shares	—	—	(360)	(22)
Class R6 Shares(b)	(307)	—	(247)	—
Total distributions to shareholders	(6,973,554)	(2,958,962)	(1,263,225)	(826,014)

From share transactions:
Proceeds from sales of shares	64,107,733	139,452,947	8,646,134	28,718,573
Reinvestment of distributions	6,884,889	2,904,017	1,235,952	799,747
Cost of shares redeemed	(182,222,881)	(85,861,540)	(23,573,429)	(32,786,987)
Net increase (decrease) in net assets resulting from share transactions	(111,230,259)	56,495,424	(13,691,343)	(3,268,667)
TOTAL INCREASE (DECREASE)	(73,827,556)	36,019,398	(2,060,278)	(9,142,798)

Net assets:
Beginning of year	256,266,134	220,246,736	64,975,849	74,118,647
End of year	$182,438,578	$256,266,134	$62,915,571	$64,975,849
Undistributed net investment income	$2,152,508	$6,620,678	$718,619	$1,017,102

(a)	Effective August 15, 2017, Class IR changed its name to Investor.
(b)	Class R6 Shares commenced operations on February 26, 2016.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	$16.61	$0.14		$3.63	$3.77	$(0.46)
2017 - C	15.37	0.02		3.35	3.37	(0.35)
2017 - Institutional	16.93	0.22		3.69	3.91	(0.54)
2017 - Service	16.79	0.13		3.76	3.89	—
2017 - Investor(d)	16.86	0.27		3.60	3.87	(0.50)
2017 - R6	16.93	0.22		3.69	3.91	(0.54)
2016 - A	17.98	0.48	(e)	(1.65)	(1.17)	(0.20)
2016 - C	16.67	0.32	(e)	(1.53)	(1.21)	(0.09)
2016 - Institutional	18.34	0.47	(e)	(1.60)	(1.13)	(0.28)
2016 - Service	18.05	0.47	(e)	(1.67)	(1.20)	(0.06)
2016 - Investor(d)	18.25	0.45	(e)	(1.60)	(1.15)	(0.24)
2016 - R6 (Commenced February 26, 2016)	15.87	0.21	(e)	0.85	1.06	—
2015 - A	18.49	0.21		(0.16)	0.05	(0.56)
2015 - C	17.18	0.08		(0.16)	(0.08)	(0.43)
2015 - Institutional	18.86	0.29		(0.16)	0.13	(0.65)
2015 - Service	18.57	0.14		(0.11)	0.03	(0.55)
2015 - Investor(d)	18.76	0.26		(0.17)	0.09	(0.60)
2014 - A	20.00	0.55	(g)	(1.99)	(1.44)	(0.07)
2014 - C	18.65	0.36	(g)	(1.83)	(1.47)	—
2014 - Institutional	20.39	0.64	(g)	(2.02)	(1.38)	(0.15)
2014 - Service	20.08	0.52	(g)	(1.98)	(1.46)	(0.05)
2014 - Investor(d)	20.29	0.75	(g)	(2.14)	(1.39)	(0.14)
2013 - A	15.58	0.15		4.71	4.86	(0.44)
2013 - C	14.60	0.02		4.41	4.43	(0.38)
2013 - Institutional	15.92	0.23		4.79	5.02	(0.55)
2013 - Service	15.69	0.14		4.72	4.86	(0.47)
2013 - Investor(d)	15.87	0.16		4.82	4.98	(0.56)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR changed its name to Investor.
(e)	Reflects income recognized from corporate actions which amounted to $0.28 per share and 1.63% of average net assets.
(f)	Annualized.
(g)	Reflects income recognized from a corporate action which amounted to $0.35 per share and 1.76% of average net assets.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$19.92	23.29%	$38,330	1.30%		1.63%		0.78%		116%
18.39	22.40	15,681	2.05		2.37		0.12		116
20.30	23.78	127,403	0.90		1.22		1.22		116
20.68	23.17	4	1.39		1.66		0.71		116
20.23	23.63	1,009	1.05		1.39		1.50		116
20.30	23.80	12	0.89		1.22		1.21		116
16.61	(6.54)	38,152	1.30		1.62		2.86	(e)	78
15.37	(7.27)	15,577	2.05		2.37		2.05	(e)	78
16.93	(6.21)	201,746	0.90		1.21		2.76	(e)	78
16.79	(6.66)	32	1.41		1.72		2.77	(e)	78
16.86	(6.34)	749	1.05		1.36		2.62	(e)	78
16.93	6.68	11	0.89	(f)	1.19	(f)	1.83	(e)(f)	78
17.98	0.34	48,772	1.30		1.64		1.18		105
16.67	(0.42)	18,415	2.05		2.39		0.44		105
18.34	0.74	151,755	0.90		1.24		1.56		105
18.05	0.19	37	1.40		1.73		0.76		105
18.25	0.56	1,268	1.05		1.39		1.38		105
18.49	(7.16)	58,368	1.33		1.63		2.78	(g)	121
17.18	(7.83)	18,247	2.08		2.38		1.97	(g)	121
18.86	(6.79)	170,954	0.93		1.23		3.17	(g)	121
18.57	(7.28)	332	1.43		1.73		2.62	(g)	121
18.76	(6.90)	2,253	1.07		1.38		3.73	(g)	121
20.00	31.94	61,224	1.46		1.69		0.89		189
18.65	30.97	17,910	2.20		2.44		0.15		189
20.39	32.50	112,707	1.06		1.29		1.29		189
20.08	31.86	364	1.56		1.79		0.80		189
20.29	32.36	1,609	1.20		1.44		0.89		189

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	$11.99	$0.17		$2.58	$2.75	$(0.24)
2017 - C	10.75	0.07		2.31	2.38	(0.15)
2017 - Institutional	12.56	0.23		2.70	2.93	(0.29)
2017 - Investor(d)	12.00	0.24		2.54	2.78	(0.27)
2017 - R	12.08	0.14		2.59	2.73	(0.22)
2017 - R6	12.56	0.16		2.77	2.93	(0.29)
2016 - A	12.95	0.18		(1.04)	(0.86)	(0.10)
2016 - C	11.62	0.08		(0.94)	(0.86)	(0.01)
2016 - Institutional	13.56	0.23		(1.08)	(0.85)	(0.15)
2016 - Investor(d)	12.97	0.21		(1.04)	(0.83)	(0.14)
2016 - R	13.00	0.12		(1.01)	(0.89)	(0.03)
2016 - R6 (Commenced February 26, 2016)	11.85	0.20		0.51	0.71	—
2015 - A	13.52	0.15		(0.23)	(0.08)	(0.49)
2015 - C	12.17	0.04		(0.20)	(0.16)	(0.39)
2015 - Institutional	14.13	0.20		(0.23)	(0.03)	(0.54)
2015 - Investor(d)	13.55	0.15		(0.20)	(0.05)	(0.53)
2015 - R	13.57	0.11		(0.23)	(0.12)	(0.45)
2014 - A	13.81	0.45	(f)	(0.63)	(0.18)	(0.11)
2014 - C	12.45	0.31	(f)	(0.57)	(0.26)	(0.02)
2014 - Institutional	14.44	0.52	(f)	(0.67)	(0.15)	(0.16)
2014 - Investor(d)	13.84	0.40	(f)	(0.56)	(0.16)	(0.13)
2014 - R	13.88	0.41	(f)	(0.63)	(0.22)	(0.09)
2013 - A	11.06	0.14		2.80	2.94	(0.19)
2013 - C	10.01	0.04		2.54	2.58	(0.14)
2013 - Institutional	11.58	0.19		2.93	3.12	(0.26)
2013 - Investor(d)	11.11	0.18		2.80	2.98	(0.25)
2013 - R	11.14	0.08		2.85	2.93	(0.19)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR changed its name to Investor.
(e)	Annualized.
(f)	Reflects income recognized from a corporate action which amounted to $0.33 per share and 2.32% of average net assets.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$14.50	23.38%	$17,937	1.30%		1.88%		1.32%		32%
12.98	22.44	3,770	2.05		2.63		0.58		32
15.20	23.88	40,667	0.90		1.49		1.71		32
14.51	23.75	426	1.05		1.64		1.85		32
14.59	22.99	44	1.55		2.12		1.05		32
15.20	23.91	72	0.89		1.43		1.16		32
11.99	(6.69)	18,301	1.30		1.76		1.47		68
10.75	(7.37)	3,974	2.05		2.51		0.74		68
12.56	(6.31)	42,191	0.90		1.36		1.84		68
12.00	(6.43)	471	1.05		1.51		1.71		68
12.08	(6.87)	28	1.55		2.01		0.99		68
12.56	5.99	11	0.89	(e)	1.35	(e)	2.33	(e)	68
12.95	(0.57)	23,111	1.30		1.82		1.11		83
11.62	(1.33)	4,841	2.05		2.57		0.35		83
13.56	(0.15)	45,795	0.90		1.42		1.47		83
12.97	(0.32)	355	1.05		1.56		1.17		83
13.00	(0.84)	17	1.55		2.07		0.86		83
13.52	(1.41)	22,384	1.33		1.77		3.21	(f)	89
12.17	(2.10)	4,873	2.08		2.52		2.44	(f)	89
14.13	(1.05)	45,118	0.93		1.37		3.55	(f)	89
13.55	(1.14)	128	1.07		1.52		2.86	(f)	89
13.57	(1.58)	17	1.58		2.02		2.92	(f)	89
13.81	27.11	23,850	1.47		1.87		1.16		102
12.45	26.06	5,700	2.22		2.62		0.37		102
14.44	27.63	41,058	1.07		1.47		1.51		102
13.84	27.37	65	1.22		1.62		1.49		102
13.88	26.72	17	1.72		2.11		0.61		102

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements

October 31, 2017

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Focused International Equity	A, C, Institutional, Service, Investor(a) and R6	Diversified
Strategic International Equity	A, C, Institutional, Investor(a), R and R6	Diversified

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Prior to November 1, 2017, the Funds’ investment adviser was Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

30

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official

31

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of October 31, 2017:

FOCUSED INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$38,734,128	$—
Australia and Oceania	—	3,954,179	—
Europe	—	128,170,973	—
North America	—	5,188,092	—
Investment Company	977	—	—
Securities Lending Reinvestment Vehicle	3,715,305	—	—
Total	$3,716,282	$176,047,372	$—

32

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$13,242,953	$—
Australia and Oceania	—	1,967,939	—
Europe	—	45,565,128	—
North America	—	781,982	—
Investment Company	63	—	—
Total	$63	$61,558,002	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Focused International Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	0.85	%*
Strategic International Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.85

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least February 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.

The Focused International Equity and Strategic International Equity Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended October 31, 2017, GSAM waived $3,026 and $423 of the Funds’ management fees, respectively.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These

33

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2017

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2017, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Focused International Equity	$1,233	$336
Strategic International Equity	1,309	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 28, 2017, the annual rates were as follows: 0.19% of the average daily net assets of Class A, Class C, Investor and Class R Shares and 0.02% of the average daily net assets of Class R6 Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not

34

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Funds are 0.014%. These Other Expense limitations will remain in place through at least February 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Focused International Equity	$313,707	$3,174	$348,038	$664,919
Strategic International Equity	423	565	357,310	358,298

G.  Line of Credit Facility — As of October 31, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2017, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2017.

Fund	Beginning Value as of October 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2017	Shares as of October 31, 2017	Dividend Income from Affiliated Investment Company
Focused International Equity	$818,819	$88,727,976	$(89,545,818)	$977	977	11,597
Strategic International Equity	1,000,834	7,356,273	(8,357,044)	63	63	1,364

As of October 31, 2017, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 32% and 100% of the Service and Class R6 Shares of the Focused International Equity Fund and approximately 23% and 18% of the Class R Shares and Class R6 Shares, respectively, of the Strategic International Equity Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2017, were as follows:

Fund	Purchases	Sales and Maturities
Focused International Equity	$230,710,138	$343,282,911
Strategic International Equity	19,248,531	32,544,485

35

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2017

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2017 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended October 31, 2017, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year ended October 31, 2017
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Focused International Equity	$15,501	$34,479
Strategic International Equity	3,389	3,403

36

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

6. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended October 31, 2017:

Fund	Beginning Value as of October 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2017
Focused International Equity	$—	$75,280,081	$(71,564,776)	$3,715,305
Strategic International Equity	—	15,170,395	(15,170,395)	—

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2017 was as follows:

	Focused International Equity	Strategic International Equity
Distributions paid from:
Ordinary income	$6,973,554	$1,263,225

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows:

	Focused International Equity	Strategic International Equity
Distributions paid from:
Ordinary income	$2,958,962	$826,014

As of October 31, 2017, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Focused International Equity	Strategic International Equity
Undistributed ordinary income — net	$2,660,982	$833,164
Capital loss carryforwards:
Expiring 2019(1)	$(9,250,431)	$—
Perpetual long-term	(14,550,726)	(1,594,962)
Total capital loss carryforwards	$(23,801,157)	$(1,594,962)
Unrealized gains — net	4,538,003	5,496,983
Total accumulated earnings (losses) — net	$(16,602,172)	$4,735,185

(1)	Expiration occurs on October 31 of the year indicated. The Focused International Equity and Strategic International Equity Funds had capital loss carryforwards of $106,107,378 and $28,233,535, respectively, which expired in the current fiscal year. The Focused International Equity Fund utilized $3,377,380 of capital loss carryforward during the fiscal year.

37

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2017

7. TAX INFORMATION (continued)

As of October 31, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Focused International Equity	Strategic International Equity
Tax cost	$175,214,022	$56,058,181
Gross unrealized gain	17,442,996	8,963,871
Gross unrealized loss	(12,904,993)	(3,466,888)
Net unrealized gain	$4,538,003	$5,496,983

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from expired capital loss carryforwards and differences in the tax treatment of foreign currency transactions, passive foreign investment company investments and market timing payments.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Focused International Equity	$(106,138,632)	$105,830,841	$307,791
Strategic International Equity	(28,233,535)	28,207,950	25,585

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market

38

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

8. OTHER RISKS (continued)

countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Issuer Concentration Risk — The Focused International Equity Fund may invest in a relatively small number of issuers. As a result, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

39

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2017

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

At a Board Meeting held on December 13, the Board of Trustees approved a name change and repositioning of the Goldman Sachs Focused International Equity Fund and the Goldman Sachs Strategic International Equity Fund. Effective February 28, 2018, the Focused International Equity Fund will be renamed the International Equity ESG Fund and will change its investment strategies. Effective February 28, 2018, the Strategic International Equity Fund will be renamed the International Equity Income Fund and will change its investment objective and strategies. For additional information please refer to the prospectus supplement dated December 15, 2017.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded there is no impact requiring adjustment or disclosure in the financial statements.

40

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Focused International Equity Fund

	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	321,372	$5,908,970	182,370	$3,077,795
Reinvestment of distributions	60,147	980,995	29,815	520,578
Shares redeemed	(754,532)	(13,300,576)	(627,334)	(10,522,422)
	(373,013)	(6,410,611)	(415,149)	(6,924,049)
Class C Shares
Shares sold	174,749	2,791,451	210,136	3,292,226
Reinvestment of distributions	22,811	345,593	5,841	94,977
Shares redeemed	(358,231)	(5,974,542)	(307,365)	(4,790,267)
	(160,671)	(2,837,498)	(91,388)	(1,403,064)
Institutional Shares
Shares sold	2,990,811	53,690,002	7,607,561	132,493,450
Reinvestment of distributions	334,019	5,534,697	128,053	2,271,654
Shares redeemed	(8,963,839)	(161,140,956)	(4,096,369)	(69,541,789)
	(5,639,009)	(101,916,257)	3,639,245	65,223,315
Service Shares
Shares sold	335	6,000	—	—
Reinvestment of distributions	—	—	7	118
Shares redeemed	(2,037)	(35,538)	(157)	(2,525)
	(1,702)	(29,538)	(150)	(2,407)
Investor Shares(a)
Shares sold	99,638	1,711,310	34,653	579,476
Reinvestment of distributions	1,410	23,297	943	16,690
Shares redeemed	(95,573)	(1,770,269)	(60,670)	(1,004,537)
	5,475	(35,662)	(25,074)	(408,371)
Class R6 Shares(b)
Shares sold	—	—	630	10,000
Reinvestment of distributions	19	307	—	—
Shares redeemed	(59)	(1,000)	—	—
	(40)	(693)	630	10,000
NET INCREASE (DECREASE)	(6,168,960)	$(111,230,259)	3,108,114	$56,495,424

(a)	Effective August 15, 2017, Class IR changed its name to Investor.
(b)	Class R6 Shares commenced operations on February 26, 2016.

41

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2017

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Strategic International Equity Fund

	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	94,468	$1,247,957	228,778	$2,835,075
Reinvestment of distributions	28,887	338,841	12,966	163,244
Shares redeemed	(412,623)	(5,377,492)	(500,413)	(6,019,661)
	(289,268)	(3,790,694)	(258,669)	(3,021,342)
Class C Shares
Shares sold	25,143	300,955	40,171	441,191
Reinvestment of distributions	4,474	47,288	428	4,859
Shares redeemed	(108,873)	(1,250,143)	(87,502)	(955,830)
	(79,256)	(901,900)	(46,903)	(509,780)
Institutional Shares
Shares sold	500,234	6,548,220	1,965,192	25,039,463
Reinvestment of distributions	68,416	838,786	47,740	627,309
Shares redeemed	(1,251,949)	(16,300,927)	(2,031,085)	(25,562,659)
	(683,299)	(8,913,921)	(18,153)	104,113
Investor Shares(a)
Shares sold	37,696	467,411	31,196	370,236
Reinvestment of distributions	898	10,518	343	4,313
Shares redeemed	(48,507)	(631,871)	(19,674)	(238,876)
	(9,913)	(153,942)	11,865	135,673
Class R Shares
Shares sold	1,737	23,667	1,857	22,608
Reinvestment of distributions	23	272	2	22
Shares redeemed	(1,093)	(12,996)	(790)	(9,961)
	667	10,943	1,069	12,669
Class R6 Shares(b)
Shares sold	3,862	57,924	844	10,000
Reinvestment of distributions	20	247	—	—
	3,882	58,171	844	10,000
NET DECREASE	(1,057,187)	$(13,691,343)	(309,947)	$(3,268,667)

(a)	Effective August 15, 2017, Class IR changed its name to Investor.
(b)	Class R6 Shares commenced operations on February 26, 2016.

42

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

the Goldman Sachs Focused International Equity Fund and Goldman Sachs Strategic International Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Focused International Equity Fund and Goldman Sachs Strategic International Equity Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, as of October 31, 2017, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent of the underlying funds, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 26, 2017

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Focused International Equity Fund				Strategic International Equity Fund
Share Class	Beginning Account Value 05/01/17	Ending Account Value 10/31/17		Expenses Paid for the 6 Months Ended 10/31/17*	Beginning Account Value 05/01/17	Ending Account Value 10/31/17		Expenses Paid for the 6 Months Ended 10/31/17*
Class A
Actual	$1,000	$1,106.70		$6.85	$1,000	$1,107.70		$6.91
Hypothetical 5% return	1,000	1,018.70	+	6.56	1,000	1,018.65	+	6.61
Class C
Actual	1,000	1,102.50		10.81	1,000	1,103.70		10.87
Hypothetical 5% return	1,000	1,014.92	+	10.36	1,000	1,014.87	+	10.41
Institutional
Actual	1,000	1,108.10		4.78	1,000	1,110.30		4.79
Hypothetical 5% return	1,000	1,020.67	+	4.58	1,000	1,020.67	+	4.58
Service
Actual	1,000	1,105.90		7.33	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,018.25	+	7.02	N/A	N/A		N/A
Investor(a)
Actual	1,000	1,107.90		5.53	1,000	1,109.30		5.58
Hypothetical 5% return	1,000	1,019.96	+	5.30	1,000	1,019.91	+	5.35
Class R
Actual	N/A	N/A		N/A	1,000	1,106.10		8.23
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,017.39	+	7.88
Class R6
Actual	1,000	1,108.70		4.73	1,000	1,110.30		4.73
Hypothetical 5% return	1,000	1,020.72	+	4.53	1,000	1,020.72	+	4.53

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor(a)	Class R	Class R6
Focused International Equity	1.29%	2.04%	0.90%	1.38%	1.04%	N/A	0.89%
Strategic International Equity	1.30	2.05	0.90	N/A	1.05	1.55	0.89

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

44

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Focused International Equity Fund and the Goldman Sachs Strategic International Equity Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

45

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

46

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

47

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Focused International Equity Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the five-year period and in the fourth quartile for the one-, three-, and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2017. They observed that the Strategic International Equity Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the five-year period and in the fourth quartile for the one- and three-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2017.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

With respect to the Focused International Equity Fund, the Trustees noted that the management fee breakpoint schedule was being reduced at all asset levels. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

48

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Focused International Equity Fund	Strategic International Equity Fund
First $1 billion	1.00%	0.85%
Next $1 billion	0.90	0.77
Next $3 billion	0.86	0.73
Next $3 billion	0.84	0.72
Over $8 billion	0.82	0.71

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee (with respect to the Focused International Equity Fund) and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

49

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

50

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2018.

51

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 75	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Chairman of the Board of Trustees, Goldman Sachs Trust II (2012–2016), Goldman Sachs MLP Income Opportunities Fund (2013–2016), Goldman Sachs MLP and Energy Renaissance Fund (2014–2016), and Goldman Sachs ETF Trust (2014–2016); Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; and Goldman Sachs Private Middle Market Credit LLC.

				106	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Jessica Palmer Age: 68	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None

52

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016–Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.

53

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	142	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2017, Goldman Sachs Trust consisted of 90 portfolios; Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (11 of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

54

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

55

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Goldman Sachs Trust — Fundamental International Equity Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2017, the total amount of income received by the Focused International Equity and Strategic International Equity Funds from sources within foreign countries and possessions of the United States was $0.4886 and $0.2895 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Focused International Equity and Strategic International Equity Funds were 90.36% and 94.48%, respectively. The total amount of taxes paid by the Focused International Equity and Strategic International Equity Funds was $0.0321 and $0.0375 per share, respectively.

For the year ended October 31, 2017, 100% of the dividends paid from net investment company taxable income by the Focused International Equity and Strategic International Equity Funds qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

56

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.25 trillion in assets under supervision as of September 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[5]

Fundamental Equity

∎	Equity Income Fund[6]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[7]
∎	Concentrated Growth Fund[8]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[9]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[10]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[6]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[7]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[8]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[9]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[10]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President
and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer
and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of October 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 113843-OTU-670100 EQINTAR-17/6.3k

Goldman Sachs Funds

Annual Report	October 31, 2017

International Equity Insights Funds
Emerging Markets Equity Insights
International Equity Insights
International Small Cap Insights

Goldman Sachs International Equity

Insights Funds

∎	EMERGING MARKETS EQUITY INSIGHTS

∎	INTERNATIONAL EQUITY INSIGHTS

∎	INTERNATIONAL SMALL CAP INSIGHTS

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Goldman Sachs’ International Equity Insights Investment Process

∎	Comprehensive – We forecast returns on over 8,000 international stocks and 43 equity markets on a daily basis.

∎	Rigorous – We evaluate stocks, countries and currencies based on fundamental investment criteria that have outperformed historically.

∎	Objective – Our stock and equity market selection process is free from emotion that may lead to biased investment decisions.

∎	Our computer optimization process allocates risk to our high conviction investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

∎	We use proprietary risk models that are designed to be more precise, more focused and faster to respond because they seek to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified international portfolio that seeks to:

∎	Blend top-down market views with bottom-up stock selection.

∎	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

∎	Achieve excess returns by taking many small diversified stock positions. Additionally, in the Goldman Sachs Emerging Markets Equity Insights Fund and the Goldman Sachs International Equity Insights Fund we take intentional country bets.

1

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model During the 12-Month Period Ended October 31, 2017

We continuously look for ways to improve our investment process. Accordingly, we introduced certain enhancements to our proprietary quantitative model during the 12-month period ended October 31, 2017 (the “Reporting Period”).

Within our Momentum theme, we made an enhancement wherein we seek to quantify the relationship between seemingly disparate companies by exploring how frequently any two companies are mentioned together in the same news article. We extended this trend signal to include Japanese language news articles covering companies in Japan. During the last five years, we created a repository of 1.4 billion news articles, including those written in Japanese, with which we analyze approximately 2,000 stocks in Japan. Also within the Japanese investment region, we seek to identify strong management teams among Japanese companies through employee feedback data. We use natural language processing to analyze Japanese-language employee comments on more than 2,000 stocks in Japan. We link employee opinions to 50 topics, seeking to identify companies that we believe have a superior corporate culture.

Also, during the Reporting Period, we enhanced our Valuation theme within the Japanese investment region by evaluating the worth of companies’ patents. We utilize data on the exclusiveness of Japanese companies’ patent portfolios with the goal of determining which companies have the most valuable patent portfolios. We believe that companies with more exclusive patents tend to outperform in the long run.

2

MARKET REVIEW

Goldman Sachs International Equity

Insights Funds

Market Review

During the 12-month period ended October 31, 2017 (the “Reporting Period”), emerging markets equities and international equities both recorded strong gains, with emerging markets equities generally outperforming international equities.

Emerging Markets Equities

Emerging markets equities, as represented by the MSCI Emerging Markets Standard Index (Net, USD, Unhedged) (the “MSCI EM Index”), generated a return of 26.45% during the Reporting Period.

Soon after the Reporting Period began in November 2016, emerging markets equities fell sharply following the unexpected outcome of the U.S. presidential election due to headwinds from the resulting rise in U.S. Treasury yields and the U.S. dollar. Concerns of protectionist U.S. trade and immigration policies also weighed on emerging markets equities. In December 2016, emerging markets equities remained weak, as the Federal Reserve (the “Fed”) hiked interest rates 25 basis points and set a more hawkish tone for its 2017 hike path. (A basis point is 1/100th of a percentage point. Hawkish language tends to suggest higher interest rates; opposite of dovish.)

Despite the political uncertainty and protectionism concerns arising from the then-new U.S. Administration in January 2017, emerging markets equities were buoyed by optimism about economic growth, owing to strong economic data and rising metal and soft commodity prices. February 2017 was another month of positive performance for emerging markets equities, as investors continued to assess the outlook for potential tax reform, deregulation and other fiscal policies out of the U.S. Administration. Indian equities were a standout performer, as a pragmatic union budget and a strong third quarter 2016 gross domestic product (“GDP”) number were supportive of risk sentiment, particularly following India’s November 2016 demonetization move. (On November 8, 2016, India’s prime minister announced that 86% of the country’s currency would be rendered null and void in 50 days. It was posited as a move to crackdown on corruption and the country’s booming under-regulated and virtually untaxed grassroots economy, but was also being used as a driver to get millions of Indians onto the country’s official economic grid — many for the first time. The crackdown saw all 500 and 1,000 rupee notes — the country’s most popular currency denominations — removed from circulation, while a new 2,000 rupee note was added. Five hundred rupees is roughly the equivalent of $7.50.) In March 2017, the Fed raised interest rates for the third time since the 2008 global financial crisis. However, a seemingly cautious stance on its future path of monetary tightening from Fed Chair Janet Yellen and the presence of a dissenter on the Fed committee led to a dovish market reaction. Mexico was the best performing emerging equities market in March 2017, buoyed by peso appreciation following a fourth consecutive rate hike by its central bank, Banxico.

Emerging markets equities were supported during the second calendar quarter by receding political risk. Chinese equities largely shrugged off the sovereign credit rating downgrade by independent ratings agency Moody’s Investors Service in May 2017. Indeed, Chinese equities rallied on easing market concerns, as the People’s Bank of China highlighted the distinction between ongoing financial deleveraging and monetary tightening as the Chinese yuan appreciated. (Less sovereign leverage refers to the fact that emerging markets generally have

3

MARKET REVIEW

less sovereign debt than developed markets as a percentage of GDP given the effects of quantitative easing in the U.S. and Europe.) In June 2017, index provider MSCI announced as part of its Annual Market Classification Review that it would include China A-shares in its global equity benchmarks. MSCI also announced the reclassification of Pakistan from the MSCI Frontier Markets Index to the MSCI EM Index. In India, ongoing progress on its Goods and Services Tax (“GST”) implementation and an improved outlook for the monsoon season were constructive for its equity market in May 2017, offsetting softer economic data. However, Indian equities sold off in June 2017 on concerns about the impact on economic growth of the GST rollout and about elevated valuations, despite supportive domestic monetary and fiscal policy developments. Qatar was the worst performing emerging equities market during the second quarter of 2017, as several key Persian Gulf countries cut off diplomatic ties and closed borders with Qatar, citing security concerns.

U.S. economic activity and labor market data showed rather consistent strength through the third calendar quarter. The Consumer Price Index (“CPI”), a measure of inflation, rose 0.4% in August 2017, reversing five consecutive months of downside inflation surprises and raising odds of further monetary tightening before calendar year-end. Markets also reacted hawkishly to the Fed’s minutes. Details regarding the U.S. Administration’s tax reform plan extended bullish, or optimistic, market moves and further boosted the U.S. dollar. Meanwhile, the European Central Bank (“ECB”) kept its monetary policy unchanged at its September 2017 meeting and revised downward its forecast for headline inflation for the second time in the calendar year. ECB President Mario Draghi maintained a dovish stance and deferred discussion around tapered asset purchases to the October 2017 meeting. Risk sentiment amid North Korean missile launches and escalating geopolitical tensions between the U.S. and North Korea drove the Japanese yen higher and equities lower. Japanese equities subsequently rallied in September 2017 on rising U.S. bond yields, a weakening yen and reports that the prime minister had dissolved the Japanese Lower House and called a general election to be held in October 2017.

Emerging markets equities performed strongly in October 2017 despite a strong U.S. dollar, driven largely by Asia ex-Japan equities. The South Korean equity market was a standout performer, supported by moderating geopolitical concerns amid the prospect of improving diplomatic relations with China. Indian equities were buoyed by its government’s announcement of a $32 billion plan to recapitalize state-owned public sector banks. The 19th National Congress of the Communist Party of China was held in late October 2017, wherein the new leadership team was announced. China’s president signaled a continuation of current policy priorities, including a focus on reforms and deleveraging, while emphasizing the importance of both the sustainability and quality of China’s economic growth going forward.

For the Reporting Period as a whole, information technology, real estate and materials were the best performing sectors in the MSCI EM Index. Consumer staples, telecommunication services and utilities were the weakest sectors in the MSCI EM Index, though each still produced a positive absolute return during the Reporting Period.

From a country perspective, Poland, China and Hungary were the best performing individual constituents of the MSCI EM Index for the Reporting Period. Conversely, Pakistan, Egypt and Qatar were the weakest individual country constituents of the MSCI EM Index, each posting a double-digit negative absolute return during the Reporting Period.

4

MARKET REVIEW

International Equities

International equities produced a positive return during the Reporting Period, with the MSCI Europe, Australasia, Far East (“EAFE”) Standard Index (Net, USD, Unhedged) (the “MSCI EAFE Index”) posting a return of 23.44%.

In early November 2016, soon after the Reporting Period started, international equities rallied on the unexpected outcome of the U.S. presidential election. Investors appeared optimistic about the potential pro-growth effect of the incoming Administration’s fiscal stimulus plan. That said, U.S. dollar appreciation against local currencies detracted from their U.S. dollar performance. International equities then saw a strong advance during an eventful December 2016, with the resignation of Italy’s prime minister after voters’ rejection of its constitutional referendum, the Fed’s interest rate hike, and the ECB’s decision to slow its monthly pace of quantitative easing while extending its quantitative easing program to the end of 2017.

International equities continued their rally in early January 2017 on the prospect of deregulation following the U.S. president’s executive orders on oil pipelines and optimism around infrastructure spending. However, international equity markets subsequently retreated on political uncertainty and protectionism concerns. In February 2017, international equities benefited from “risk on” sentiment, or increased risk appetite, owing to potential U.S. tax reform and deregulation as well as on strong economic data. In March 2017, the Fed raised U.S. interest rates for the third time since the 2008 global financial crisis. However, a seemingly cautious stance on the future path of monetary tightening from Fed Chair Janet Yellen and the presence of a dissenter on the Fed committee led to a dovish market reaction and Japanese yen appreciation, despite the Bank of Japan maintaining its policy rate. Meanwhile, the ECB kept its monetary policy unchanged at its March 2017 meeting but revised its economic growth and inflation forecasts upwards. Equity markets interpreted the positive economic assessment as hawkish, sparking concerns around the sequencing of the ECB’s policy steps — namely, whether interest rates might rise before quantitative easing ends.

International equities were buoyed during the second calendar quarter by receding political risk, as the centrist candidate defeated the nationalist candidate in the French presidential elections and successfully secured a parliamentary majority. Political risk also declined in Italy, as the anti-establishment party saw a setback in local elections, and consensus expectations for parliamentary elections in 2017 declined. Still, market optimism for pro-growth fiscal policy was dampened by political developments in the U.S. Reports of strong first quarter 2017 earnings results, with double-digit growth across all major developed market regions, were supportive for international equity markets. In the U.S., the labor market remained strong, but economic activity and inflation data appeared to be moderating. Nonetheless, the Fed proceeded to raise the target range for the federal funds rate by 25 basis points in June 2017. Also in June 2017, European markets reacted hawkishly to ECB President Mario Draghi’s positive outlook for recovering inflation and cautious reference to tapering. Japanese equities saw a temporary pullback in the same month, as market sentiment deteriorated and as the Japanese yen strengthened immediately after the Fed interest rate hike, but quickly rebounded.

5

MARKET REVIEW

Through the third calendar quarter, U.S. economic activity and labor market data showed rather consistent strength. CPI rose 0.4% in August 2017, reversing five consecutive months of downside inflation surprises and increasing the odds of further Fed monetary tightening before the end of 2017. Markets also reacted hawkishly to the Fed’s minutes. Details regarding the U.S. Administration’s tax reform plan extended bullish market moves and led to further appreciation of U.S. dollar. Meanwhile, the ECB kept its monetary policy unchanged at its September 2017 meeting and revised downward its forecast for headline inflation for the second time in the 2017 calendar year. ECB President Draghi maintained a dovish stance and deferred discussion around tapered asset purchases to its October 2017 meeting. Risk sentiment amid North Korean missile launches and escalating geopolitical tensions between U.S. and North Korea drove the Japanese yen higher and its equities lower. Japanese equities subsequently rallied in September 2017 on rising U.S. bond yields, a weakening yen and reports that the prime minister had dissolved the Japanese Lower House and called a general election to be held in October 2017.

While there appeared to be increasing market expectation for hawkish leadership at the Fed when Janet Yellen’s term ends in early February 2018, signs of tax reform progress and ongoing strength in both U.S. and global economic activity data were supportive for international equity performance in October 2017. As expected, the ECB kept its interest rates unchanged but announced its plan to reduce its monthly asset purchases for nine months from January 2018. Elsewhere in Europe, headlines around Catalonia’s disputed independence referendum negatively affected risk sentiment. Japan’s ruling coalition won a significant majority in the general election, which reassured markets and signaled a continuation of current macro policies. Japanese equities rallied on election anticipation and the prime minister’s landslide victory. Japanese equities were further buoyed by strong corporate earnings results and rather stable overseas markets.

For the Reporting Period as a whole, information technology, materials and financials were the best performing sectors in the MSCI EAFE Index. The weakest performing sectors in the MSCI EAFE Index during the Reporting Period were telecommunication services, real estate and health care.

From a country perspective, Austria, Italy, France and the Netherlands were the best performing individual constituents of the MSCI EAFE Index during the Reporting Period. Israel and New Zealand were the weakest individual country constituents in the MSCI EAFE Index during the Reporting Period and the only two to post negative returns, followed by Australia and Japan, which posted double-digit positive absolute returns but significantly lagged the MSCI EAFE Index.

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks should outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with what we view as sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

6

MARKET REVIEW

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can seek strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

7

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity

Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Emerging Markets Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 30.15%, 29.20%, 30.67%, 30.47%, 29.86% and 30.74%, respectively. These returns compare to the 26.45% average annual total return of the Fund’s benchmark, the MSCI® Emerging Markets Standard Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio. During the Reporting Period, our stock selection strategy, which uses fundamental research and stock selection models based on six investment themes, contributed most positively to relative performance. The impact of our country/ currency selection strategy was rather neutral during the Reporting Period.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the potential diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes added to the Fund’s relative returns. Momentum was our best performing theme. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Sentiment, Profitability, Valuation and Quality also bolstered results. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Profitability theme assesses whether a company is earning more than its cost of capital. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme seeks to assess both firm and management quality.

The Management theme, which assesses the characteristics, policies and strategic decisions of company management, detracted from relative performance during the Reporting Period.

Q	How did the Fund’s sector and industry allocations affect relative results?

A

In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or

8

PORTFOLIO RESULTS

industry weights generally do not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index.

During the Reporting Period, security selection contributed positively to relative performance overall. The Fund benefited from stock picks in the materials, energy and real estate sectors. Investments in the information technology, financials and telecommunication services sectors detracted from the Fund’s relative results.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	Among individual stock positions, the Fund was helped during the Reporting Period by overweights in Country Garden Holdings, a China-based property development company; Sociedad Quimica y Minera de Chile, a Chilean chemical company; and Polski Koncern Naftowy (“PKN”) Orlen, a Poland-based oil refiner. Our positive views on Momentum and Management led us to overweight Country Garden Holdings and Sociedad Quimica y Minera de Chile. We adopted the overweight position in PKN Orlen because of our positive views on Momentum and Valuation.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	During the Reporting Period, the Fund was hampered by an underweight position in Alibaba Group, a China-based e-commerce conglomerate. We chose to underweight the stock because of our negative views on Management and Valuation. Overweight positions in Mobile TeleSystems (“MTS”) and NetEase also detracted from relative performance. The overweight in MTS, a Russia-based telecommunications group, was due to our positive views on Valuation and Management. We assumed the overweight in China-based Internet technology company NetEase as a result of our positive views on Quality and Momentum.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency strategy had a rather neutral impact on the Fund’s relative returns. During the Reporting Period, the Fund was helped by its underweight positions in South Africa and Malaysia and by its overweight position in China. It was hindered by overweight positions in Brazil and Turkey and by an underweight position in India.

We made our picks using our proprietary models, which, during the Reporting Period, were based on three investment themes specific to our country/currency strategy — Valuation, Risk Premium and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Risk Premium evaluates whether a country is overcompensating investors for various types of risk. Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from overweight positions relative to the Index in China, Brazil and Thailand to rather neutral positions. We also moved the Fund from underweight positions in Malaysia and Indonesia to relatively neutral positions. Compared to the Index, we shifted the Fund from rather neutral positions in Mexico and Poland to overweight positions.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective April 3, 2017, William Fallon no longer served as a portfolio manager for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. The portfolio

9

PORTFOLIO RESULTS

managers for the Fund are Len Ioffe, Osman Ali, James Park and Dennis Walsh.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the information technology, materials, real estate, energy and industrials sectors. Compared to the Index, the Fund was underweight the consumer staples, telecommunication services, financials and consumer discretionary sectors. The Fund was relatively neutral compared to the Index in the health care sector at the end of the Reporting Period.

In terms of countries, the Fund was overweight Mexico, Russia, Turkey and Poland relative to the Index at the end of the Reporting Period. Compared to the Index, the Fund was underweight South Africa, India and the Philippines. The Fund was relatively neutral compared to the Index in Taiwan, South Korea, Thailand, China, Indonesia, Peru, Pakistan, Egypt, Malaysia, Czech Republic, Colombia, the United Arab Emirates, Hungary, Greece, Chile, Qatar and Brazil at the end of the Reporting Period.

10

FUND BASICS

Emerging Markets Equity Insights Fund

as of October 31, 2017

PERFORMANCE REVIEW
November 1, 2016–October 31, 2017	Fund Total Return (based on NAV)[1]	MSCI@ Emerging Markets Standard Index[2]
Class A	30.15%	26.45%
Class C	29.20	26.45
Institutional	30.67	26.45
Investor	30.47	26.45
Class R	29.86	26.45
Class R6	30.74	26.45

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Emerging Markets Standard Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of October 31, 2017, the MSCI® Emerging Markets Standard Index consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/17	One Year	Five Years	Since Inception	Inception Date
Class A	19.76%	5.24%	1.30%	10/5/07
Class C	24.75	5.66	1.16	10/5/07
Institutional	27.14	6.85	2.27	10/5/07
Investor	27.05	6.73	6.50	8/31/10
Class R	26.40	N/A	8.54	2/28/14
Class R6	27.18	N/A	13.44	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

11

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.52%	1.63%
Class C	2.27	2.39
Institutional	1.15	1.22
Investor	1.27	1.37
Class R	1.77	1.88
Class R6	1.13	1.20

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/17[5]
Holding	% of Total Net Assets	Line of Business	Country
Samsung Electronics Co. Ltd.	6.2%	Technology Hardware & Equipment	South Korea
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	5.4	Semiconductors & Semiconductor Equipment	Taiwan
Tencent Holdings Ltd.	4.9	Software & Services	China
Alibaba Group Holding Ltd. ADR	2.7	Software & Services	China
China Construction Bank Corp. Class H	2.6	Banks	China
SK Hynix, Inc.	2.4	Semiconductors & Semiconductor Equipment	South Korea
Sberbank of Russia PJSC	2.4	Banks	Russia
Bank of China Ltd. Class H	2.2	Banks	China
America Movil SAB de CV Class L ADR	1.8	Telecommunication Services	Mexico
Tupras Turkiye Petrol Rafinerileri A/S	1.8	Energy	Turkey

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

12

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.2% of the Fund’s net assets at October 31, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

13

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Performance Summary

October 31, 2017

The following graph shows the value, as of October 31, 2017, of a $1,000,000 investment made on November 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Emerging Markets Standard Index (the “MSCI® EM Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Emerging Markets Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2007 through October 31, 2017.

Average Annual Total Return through October 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced October 5, 2007)
Excluding sales charges	30.15%	6.93%	1.10%	2.08%
Including sales charges	22.95%	5.72%	0.53%	1.52%

Class C (Commenced October 5, 2007)
Excluding contingent deferred sales charges	29.20%	6.11%	0.40%	1.37%
Including contingent deferred sales charges	28.19%	6.11%	0.40%	1.37%

Institutional (Commenced October 5, 2007)	30.67%	7.34%	1.50%	2.49%

Investor* (Commenced August 31, 2010)	30.47%	7.19%	N/A	6.76%

Class R (Commenced February 28, 2014)	29.86%	N/A	N/A	9.00%

Class R6 (Commenced July 31, 2015)	30.74%	N/A	N/A	14.05%

*	Effective August 15, 2017, Class IR changed its name to Investor.

14

PORTFOLIO RESULTS

Goldman Sachs International Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 28.07%, 27.11%, 28.57%, 27.89%, 28.44%, 27.81% and 28.51%, respectively. These returns compare to the 23.44% average annual total return of the Fund’s benchmark, the MSCI® EAFE Standard Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio. Our bottom-up stock selection strategy, which uses fundamental research and stock selection models based on six investment themes, added to relative performance during the Reporting Period. Our country/currency selection strategy also contributed positively.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the potential diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes bolstered the Fund’s relative returns. Momentum and Valuation were our best performing themes. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Sentiment also added to Fund performance, followed at a distance by Quality and Profitability. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme seeks to assess both firm and management quality. The Profitability theme assesses whether a company is earning more than its cost of capital.

Our Management theme, which assesses the characteristics, policies and strategic decisions of company management, detracted from relative results during the Reporting Period.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently,

15

PORTFOLIO RESULTS

the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index.

During the Reporting Period, security selection added to the Fund’s relative performance. Investments in the information technology, health care and industrials sectors enhanced results. Stock choices in the financials, utilities and consumer staples sectors hampered relative returns.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	In terms of individual positions, the Fund was helped by overweights in STMicroelectronics, Deutsche Lufthansa and ING Group during the Reporting Period. The overweight in French-Italian electronics and semiconductor manufacturer STMicroelectronics was the result of our positive views on Momentum and Valuation. Our positive views on Sentiment and Valuation led to the Fund’s overweights in German airline Deutsche Lufthansa and Netherlands-based banking and financial services company ING Group.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by overweight positions in Vestas Wind Systems and Kobe Steel. We chose to overweight Vestas Wind Systems, a Denmark-based wind turbine manufacturer, due to our positive views on Valuation and Sentiment. The Fund was overweight Japan-based Kobe Steel based on our positive views on Momentum and Valuation. An underweight in Roche Holding also detracted from relative performance. We decided to underweight the Switzerland-headquartered pharmaceuticals and diagnostics company because of our negative views on Momentum.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency selection strategy enhanced the Fund’s relative returns during the Reporting Period. Overweight positions compared to the Index in Italy and the Netherlands and an underweight in Japan contributed most positively. Detracting from Fund performance were underweight positions in France, Denmark and Singapore.

We made our picks using our proprietary models, which, during the Reporting Period, were based on five investment themes specific to our country/currency strategy — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Momentum favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for various types of risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from underweight positions relative to the Index in Japan, Sweden and Australia to overweight positions. We moved the Fund’s underweight in Switzerland and its overweight in Italy to rather neutral positions. We changed the Fund from overweight positions in the Netherlands and Germany to underweight positions. In addition, we moved the Fund from relatively neutral positions in the U.K. and Denmark to an underweight and overweight, respectively, during the Reporting Period.

16

PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective April 3, 2017, William Fallon no longer served as a portfolio manager for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. The portfolio managers for the Fund are Len Ioffe, Osman Ali, James Park and Takashi Suwabe.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the information technology, materials, health care and industrials sectors. Compared to the Index, the Fund was underweight the utilities, telecommunication services, consumer staples, financials and real estate sectors. The Fund was relatively neutral compared to the Index in the energy and consumer discretionary sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight relative to the Index in Denmark, Sweden, Japan, Australia and France. Compared to the Index, the Fund was underweight in Germany, the U.K. and the Netherlands. The Fund was relatively neutral compared to the Index in Switzerland, Norway, Spain, Hong Kong, Singapore, Finland, Belgium, New Zealand, Portugal, Austria, Israel, Ireland and Italy at the end of the Reporting Period.

17

FUND BASICS

International Equity Insights Fund

as of October 31, 2017

PERFORMANCE REVIEW
November 1, 2016–October 31, 2017	Fund Total Return (based on NAV)[1]	MSCI® EAFE Standard Index (Net, USD, Unhedged)[2]
Class A	28.07%	23.44%
Class C	27.11	23.44
Institutional	28.57	23.44
Service	27.89	23.44
Investor	28.44	23.44
Class R	27.81	23.44
Class R6	28.51	23.44

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI® EAFE Standard Index (Net, USD, Unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. As of October 31, 2017, the MSCI® EAFE Standard (Net) Index consists of the following 21 developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	17.08%	9.27%	0.83%	4.01%	8/15/97
Class C	21.85	9.68	0.64	3.62	8/15/97
Institutional	24.29	10.93	1.80	4.81	8/15/97
Service	23.65	10.39	1.29	4.29	8/15/97
Investor	24.07	10.79	N/A	1.77	11/30/07
Class R	23.52	10.24	N/A	1.29	11/30/07
Class R6	24.34	N/A	N/A	10.05	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.19%	1.34%
Class C	1.94	2.09
Institutional	0.85	0.95
Service	1.35	1.45
Investor	0.94	1.09
Class R	1.44	1.59
Class R6	0.84	0.93

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/17[5,6]
Holding	% of Total Net Assets	Line of Business	Country
Nestle SA (Registered)	1.7%	Food, Beverage & Tobacco	Switzerland
Banco Santander SA	1.6	Banks	Spain
Bayer AG (Registered)	1.4	Pharmaceuticals, Biotechnology & Life Sciences	Germany
BASF SE	1.4	Materials	Germany
Royal Dutch Shell plc	1.3	Energy	Netherlands
Class A
Roche Holding AG	1.3	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Diageo plc	1.2	Food, Beverage & Tobacco	United Kingdom
Royal Dutch Shell plc	1.1	Energy	Netherlands
Class B
International	1.1	Transportation	United Kingdom
Consolidated Airlines
Group SA
Allianz SE (Registered)	1.1	Insurance	Germany

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

[6]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 2.8% of the Fund’s net assets as of 10/31/17.

19

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of October 31, 2017

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.5% of the Fund’s net assets at October 31, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

20

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Performance Summary

October 31, 2017

The following graph shows the value, as of October 31, 2017, of a $1,000,000 investment made on November 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Standard Index (Net, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2007 through October 31, 2017.

Average Annual Total Return through October 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 15, 1997)
Excluding sales charges	28.07%	10.84%	1.19%	4.38%
Including sales charges	21.06%	9.60%	0.63%	4.09%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	27.11%	10.01%	0.45%	3.71%
Including contingent deferred sales charges	26.10%	10.01%	0.45%	3.71%

Institutional (Commenced August 15, 1997)	28.57%	11.26%	1.60%	4.89%

Service (Commenced August 15, 1997)	27.89%	10.72%	1.10%	4.38%

Investor* (Commenced November 30, 2007)	28.44%	11.11%	N/A	1.96%

Class R (Commenced November 30, 2007)	27.81%	10.57%	N/A	1.48%

Class R6 (Commenced July 31, 2015)	28.51%	N/A	N/A	10.64%

*	Effective August 15, 2017, Class IR changed its name to Investor.

21

PORTFOLIO RESULTS

Goldman Sachs International Small Cap Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Small Cap Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor and R6 Shares generated average annual total returns, without sales charges, of 28.01%, 27.20%, 28.59%, 28.48% and 28.67%, respectively. These returns compare to the 27.51% average annual total return of the Fund’s benchmark, the MSCI® EAFE Small Cap Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund outperformed the Index, with five of our quantitative model’s six investment themes adding to relative performance. Stock selection overall also enhanced relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the potential diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes added to the Fund’s relative results. Valuation was our best performing theme. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Momentum, Sentiment, Quality and Profitability also contributed positively. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme seeks to assess both firm and management quality. The Profitability theme assesses whether a company is earning more than its cost of capital.

Our Management theme, which assesses the characteristics, policies and strategic decisions of company management, detracted from relative performance during the Reporting Period.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A

We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative

22

PORTFOLIO RESULTS

techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index.

Security selection overall enhanced the Fund’s relative performance during the Reporting Period. The Fund was helped by stock choices in the energy, materials and health care sectors. The only two sectors that dampened results during the Reporting Period were financials and consumer discretionary, wherein stock selection detracted.

Q	Which stock positions contributed most to the Fund’s relative results during the Reporting Period?

A	During the Reporting Period, the Fund benefited from overweight positions in BE Semiconductor Industries, a Netherlands-based supplier of semiconductor assembly equipment; Air France-KLM, a French-Dutch airline holding company; and Evotec, a Germany-based company that provides drug discovery services to pharmaceutical and biotechnology companies, academic institutions, foundations and not-for-profit organizations worldwide. The overweight in BE Semiconductor Industries was due to our positive views on Momentum and Sentiment. We adopted the overweight in Air France-KLM because of our positive views on Valuation, while the Fund’s overweight in Evotec was driven by our positive views on Sentiment.

Q	Which stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	Detracting from the Fund’s relative returns during the Reporting Period was an underweight position in U.K.-based IG Group Holdings, which provides trading in financial derivatives. We chose to underweight IG Group Holdings due to our negative views on Sentiment. The Fund was also hurt by its overweight positions in JM, a Sweden-based developer of housing and residential areas, and SalMar, a Norwegian fish farm company. Our positive views on Sentiment and Valuation led to the Fund’s overweights in JM and SalMar.

Q	What impact did country selection have on the Fund’s relative performance during the Reporting Period?

A	To construct the portfolio, we focus on security selection rather than on making country bets. As a result, the Fund is similar to the Index in terms of its country allocation; changes in its country weightings are generally the result of our stock picking. That said, stock selection in Germany, Sweden and Hong Kong contributed most positively to the Fund’s performance, while stock choices in two countries — France and Australia — detracted most from relative results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. The use of these derivatives did not have material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s overweight positions relative to the Index in Germany and Denmark. We increased its underweight position in the U.K. In addition, we moved the Fund from an underweight position in Sweden to a rather neutral position. We also shifted the Fund from overweights in Belgium, the Netherlands and Switzerland to relatively neutral positions compared to the Index.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the information technology, industrials and materials sectors. Compared to the Index, the Fund was underweight the consumer staples, utilities, real estate, telecommunication services and financials sectors. The Fund was relatively neutral compared to the Index in the health care, consumer discretionary and energy sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight Germany, Denmark, Australia and Norway relative to the Index. Compared to the Index, the Fund was underweight the U.K. It was relatively neutral compared to the Index in Spain, Japan, France, Portugal, Finland, Switzerland, Singapore, Italy, Belgium, the Netherlands, New Zealand, Israel, Austria, Hong Kong, Sweden and Ireland at the end of the Reporting Period.

23

FUND BASICS

International Small Cap Insights Fund

as of October 31, 2017

PERFORMANCE REVIEW
November 1, 2016–October 31, 2017	Fund Total Return (based on NAV)[1]	MSCI® EAFE Small Cap Index (Net, USD, Unhedged)[2]
Class A	28.01%	27.51%
Class C	27.20	27.51
Institutional	28.59	27.51
Investor	28.48	27.51
Class R6	28.67	27.51

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® EAFE Small Cap Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. MSCI® selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the Index. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	15.56%	11.95%	4.99%	4.98%	9/28/07
Class C	20.38	12.38	4.81	4.81	9/28/07
Institutional	22.84	13.70	6.01	6.01	9/28/07
Investor	22.71	13.53	N/A	12.80	8/31/10
Class R6	22.83	N/A	N/A	12.25	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

24

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.39%
Class C	2.05	2.14
Institutional	0.90	0.98
Investor	1.05	1.13
Class R6	0.88	0.97

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/17[5,6]
Holding	% of Total Net Assets	Line of Business	Country
Bellway plc	1.1%	Consumer Durables & Apparel	United Kingdom
Svenska Cellulosa AB SCA	1.1	Materials	Sweden
Class B
Faurecia	1.1	Automobiles & Components	France
Rheinmetall AG	1.0	Capital Goods	Germany
Dialog Semiconductor plc	1.0	Semiconductors & Semiconductor Equipment	United Kingdom
Georg Fischer AG (Registered)	1.0	Capital Goods	Switzerland
BE Semiconductor Industries NV	1.0	Semiconductors & Semiconductor Equipment	Netherlands
Electrocomponents plc	1.0	Technology Hardware & Equipment	United Kingdom
Taiyo Yuden Co. Ltd.	1.0	Technology Hardware & Equipment	Japan
Merlin Properties Socimi SA	1.0	Real Estate	Spain

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

[6]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 1.2% of the Fund’s net assets as of 10/31/17.

25

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of October 31, 2017

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.4% of the Fund’s net assets at October 31, 2017. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

26

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Performance Summary

October 31, 2017

The following graph shows the value, as of October 31, 2017, of a $1,000,000 investment made on November 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Small Cap Index (Net, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Small Cap Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2007 through October 31, 2017.

Average Annual Total Return through October 31, 2017	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced September 28, 2007)
Excluding sales charges	28.01%	13.40%	5.29%	5.71%
Including sales charges	21.01%	12.13%	4.69%	5.12%

Class C (Commenced September 28, 2007)
Excluding contingent deferred sales charges	27.20%	12.55%	4.52%	4.95%
Including contingent deferred sales charges	26.18%	12.55%	4.52%	4.95%

Institutional (Commenced September 28, 2007)	28.59%	13.84%	5.71%	6.14%

Investor* (Commenced August 31, 2010)	28.48%	13.70%	N/A	12.91%

Class R6 (Commenced July 31, 2015)	28.67%	N/A	N/A	12.66%

*	Effective August 15, 2017, Class IR changed its name to Investor.

27

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Index Definitions

The MSCI Emerging Markets Standard Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Emerging markets countries in the index include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

The MSCI EAFE Standard Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed markets countries in the index include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

The MSCI EAFE Small Cap Index is an equity index that captures small-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 14% of the free float-adjusted market capitalization in each country. Developed markets countries in the index include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

28

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2017

Shares	Description	Value
Common Stocks – 97.0%
Brazil – 6.2%
2,021,800	Banco Santander Brasil SA ADR (Banks)	$17,569,442
4,917,600	CCR SA (Transportation)	27,359,252
1,216,500	EcoRodovias Infraestrutura e Logistica SA (Transportation)	4,536,820
1,073,100	Estacio Participacoes SA (Consumer Services)	9,621,259
21,300	Fibria Celulose SA (Materials)	340,795
1,620,740	Itau Unibanco Holding SA (Preference) (Banks)(a)	20,833,344
2,047,400	Kroton Educacional SA (Consumer Services)	11,259,354
279,700	Magazine Luiza SA (Retailing)	5,450,700
362,000	Qualicorp SA (Health Care Equipment & Services)	3,873,078
320,200	Suzano Papel e Celulose SA (Preference) Class A (Materials)(a)	1,989,932
67,400	Vale SA (Preference) (Materials)*,(a)	612,746
214,700	Wiz Solucoes e Corretagem de Seguros SA (Insurance)	1,071,104

		104,517,826

Chile – 0.9%
18,400	Banco Santander Chile ADR (Banks)	575,552
252,128	Sociedad Quimica y Minera de Chile SA ADR (Materials)	15,062,127

		15,637,679

China – 25.9%
7,972,000	Agile Group Holdings Ltd. (Real Estate)	11,630,800
14,856,000	Agricultural Bank of China Ltd. Class H (Banks)	6,997,076
1,354,000	Air China Ltd. Class H (Transportation)	1,291,041
247,500	Alibaba Group Holding Ltd. ADR (Software & Services)*	45,760,275
52,400	Autohome, Inc. ADR (Software & Services)*	3,013,524
75,340,000	Bank of China Ltd. Class H (Banks)	37,652,134
2,622,000	Beijing Capital International Airport Co. Ltd. Class H (Transportation)	4,305,646
642,000	Beijing Capital Land Ltd. Class H (Real Estate)	345,950
1,238,000	China Communications Construction Co. Ltd. Class H (Capital Goods)	1,503,671
49,648,000	China Construction Bank Corp. Class H (Banks)	44,371,199
8,863,000	China Huarong Asset Management Co. Ltd. Class H (Diversified Financials)(b)	4,169,190

Common Stocks – (continued)
China – (continued)
3,700,000	China Lesso Group Holdings Ltd. (Capital Goods)	2,472,545
4,295,000	China Life Insurance Co. Ltd. Class H (Insurance)	14,239,225
695,500	China Merchants Bank Co. Ltd. Class H (Banks)	2,655,878
618,000	China Petroleum & Chemical Corp. Class H (Energy)	453,809
14,203,000	China SCE Property Holdings Ltd. (Real Estate)	6,412,117
11,598,000	China Shenhua Energy Co. Ltd. Class H (Energy)	27,745,543
1,352,800	China Vanke Co. Ltd. Class H (Real Estate)	4,815,613
7,735,000	Chongqing Rural Commercial Bank Co. Ltd. Class H (Banks)	5,258,254
9,842,000	Country Garden Holdings Co. Ltd. (Real Estate)	15,601,634
5,092,000	Dongfeng Motor Group Co. Ltd. Class H (Automobiles & Components)	6,989,741
410,000	Geely Automobile Holdings Ltd. (Automobiles & Components)	1,271,358
10,124,000	Guangzhou Automobile Group Co. Ltd. Class H (Automobiles & Components)	25,176,562
2,699,800	Guangzhou R&F Properties Co. Ltd. Class H (Real Estate)	5,756,867
1,630,000	Industrial & Commercial Bank of China Ltd. Class H (Banks)	1,296,935
2,860,000	Jiangsu Expressway Co. Ltd. Class H (Transportation)	4,384,895
2,961,500	Longfor Properties Co. Ltd. (Real Estate)	6,917,842
650,000	Lonking Holdings Ltd. (Capital Goods)	292,468
29,900	Momo, Inc. ADR (Software & Services)*	911,053
186,800	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)	15,549,232
2,178,000	PICC Property & Casualty Co. Ltd. Class H (Insurance)	4,322,220
1,214,000	Shanghai Industrial Holdings Ltd. (Capital Goods)	3,729,368
119,400	SINA Corp. (Software & Services)*	12,853,410
3,100,000	Sinopec Shanghai Petrochemical Co. Ltd. Class H (Materials)	1,849,069
1,442,500	Sinotruk Hong Kong Ltd. (Capital Goods)	1,918,249
16,900	TAL Education Group ADR (Consumer Services)	464,750
1,835,800	Tencent Holdings Ltd. (Software & Services)	82,510,229

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
China – (continued)
1,103,000	TravelSky Technology Ltd. Class H (Software & Services)	$2,858,852
4,648,000	Weichai Power Co. Ltd. Class H (Capital Goods)	5,787,807
872,400	Yangzijiang Shipbuilding Holdings Ltd. (Capital Goods)	1,007,850
12,864,000	Yuzhou Properties Co. Ltd. (Real Estate)	6,354,350
4,418,000	Zhejiang Expressway Co. Ltd. Class H (Transportation)	5,463,501

		438,361,732

Colombia – 0.2%
76,292	Bancolombia SA ADR (Banks)	2,880,023

Greece – 0.0%
20,454	Motor Oil Hellas Corinth Refineries SA (Energy)	489,621

Hong Kong – 3.2%
4,079,000	Haier Electronics Group Co. Ltd. (Consumer Durables & Apparel)*	10,755,391
1,826,000	Kingboard Chemical Holdings Ltd. (Technology Hardware & Equipment)	10,835,593
5,625,000	Kingboard Laminates Holdings Ltd. (Technology Hardware & Equipment)	9,452,913
1,460,000	Nine Dragons Paper Holdings Ltd. (Materials)	2,683,478
4,703,500	Shimao Property Holdings Ltd. (Real Estate)	9,859,370
2,407,000	Sun Art Retail Group Ltd. (Food & Staples Retailing)	2,432,951
7,426,000	WH Group Ltd. (Food, Beverage & Tobacco)(b)	7,525,372

		53,545,068

Hungary – 0.1%
113,870	MOL Hungarian Oil & Gas plc (Energy)	1,363,671

India – 6.5%
58,196	Bajaj Holdings & Investment Ltd. (Diversified Financials)	2,667,557
1,578	Eicher Motors Ltd. (Capital Goods)	785,972
122,357	Exide Industries Ltd. (Automobiles & Components)	395,006
310,655	Godrej Consumer Products Ltd. (Household & Personal Products)	4,482,052
435,885	HCL Technologies Ltd. (Software & Services)	5,760,361
1,752,658	Hindustan Petroleum Corp. Ltd. (Energy)	12,106,575
504,116	Hindustan Zinc Ltd. (Materials)	2,456,515
2,900,256	Indian Oil Corp. Ltd. (Energy)	18,621,957
231,406	Maruti Suzuki India Ltd. (Automobiles & Components)	29,356,490

Common Stocks – (continued)
India – (continued)
356,606	Rural Electrification Corp. Ltd. (Diversified Financials)	954,498
1,425,735	Sintex Industries Ltd. (Consumer Durables & Apparel)	587,752
103,240	Tata Consultancy Services Ltd. (Software & Services)	4,184,829
4,531,296	Vedanta Ltd. (Materials)	23,262,304
538,694	Wipro Ltd. (Software & Services)	2,448,089
61,600	WNS Holdings Ltd. ADR (Software & Services)*	2,335,872

		110,405,829

Indonesia – 2.3%
6,131,100	Astra International Tbk. PT (Automobiles & Components)	3,616,532
15,954,600	Bank Mandiri Persero Tbk. PT (Banks)	8,286,853
17,607,400	Bank Negara Indonesia Persero Tbk. PT (Banks)	9,870,168
10,386,400	Bank Rakyat Indonesia Persero Tbk. PT (Banks)	11,949,552
334,100	Gudang Garam Tbk. PT (Food, Beverage & Tobacco)	1,724,387
1,406,000	Indo Tambangraya Megah Tbk. PT (Energy)	2,301,674
5,756,600	Telekomunikasi Indonesia Persero Tbk. PT (Telecommunication Services)	1,717,579

		39,466,745

Luxembourg – 0.3%
148,300	Ternium SA ADR (Materials)	4,598,783

Malaysia – 2.0%
212,600	Bursa Malaysia Bhd. (Diversified Financials)	501,683
3,466,700	Genting Bhd. (Consumer Services)	7,410,362
7,891,500	Genting Malaysia Bhd. (Consumer Services)	9,379,704
4,273,900	Malaysia Airports Holdings Bhd. (Transportation)	8,359,016
852,200	MISC Bhd. (Transportation)	1,397,842
2,986,300	Petronas Chemicals Group Bhd. (Materials)	5,198,779
1,856,700	Westports Holdings Bhd. (Transportation)	1,628,821

		33,876,207

Mexico – 5.0%
1,797,205	America Movil SAB de CV Class L ADR (Telecommunication Services)	30,768,150
329,055	Coca-Cola Femsa SAB de CVSeries L (Food, Beverage & Tobacco)	2,222,849
140,798	Grupo Aeroportuario del Centro Norte SAB de CV (Transportation)	710,462

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Mexico – (continued)
907,633	Grupo Aeroportuario del Pacifico SAB de CV Class B (Transportation)	$8,608,234
23,204	Grupo Aeroportuario del Sureste SAB de CV ADR (Transportation)(c)	4,148,643
104,300	Grupo Financiero Banorte SAB de CV Class O (Banks)	618,997
496,020	Grupo Financiero Santander Mexico SAB de CV Class B ADR (Banks)	4,176,488
1,027,555	Grupo Mexico SAB de CVSeries B (Materials)	3,341,259
896,300	Mexichem SAB de CV (Materials)	2,307,633
12,211,100	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	27,286,165

		84,188,880

Peru – 0.3%
128,000	Southern Copper Corp. (Materials)	5,497,600

Philippines – 0.3%
1,900,460	International Container Terminal Services, Inc. (Transportation)	3,892,323
2,074,000	Semirara Mining & Power Corp. (Energy)	1,707,409

		5,599,732

Poland – 2.3%
16,349	CD Projekt SA (Software & Services)	541,680
16,400	Grupa Lotos SA (Energy)	297,405
245,232	Polski Koncern Naftowy ORLEN SA (Energy)	8,673,740
514,723	Polskie Gornictwo Naftowe i Gazownictwo SA (Energy)	945,891
2,241,984	Powszechny Zaklad Ubezpieczen SA (Insurance)	28,934,236

		39,392,952

Qatar – 0.2%
107,906	Barwa Real Estate Co. (Real Estate)	887,844
52,650	Qatar National Bank QPSC (Banks)	1,760,176

		2,648,020

Russia – 5.1%
584,544	Evraz plc (Materials)	2,240,395
80,225	Globaltrans Investment plc GDR (Transportation)	741,279
3,589,600	Magnitogorsk Iron & Steel Works PJSC (Materials)	2,709,769
1,610,050	MMC Norilsk Nickel PJSC ADR (Materials)(c)	29,716,693
186,111	Novolipetsk Steel PJSC GDR (Materials)	4,290,773

Common Stocks – (continued)
Russia – (continued)
137,000	QIWI plc ADR (Software & Services)(c)	2,330,370
12,147,120	Sberbank of Russia PJSC (Banks)	40,251,074
135,160	Severstal PJSC GDR (Materials)	2,061,410
1,735,000	United Co. RUSAL plc (Materials)	1,119,843

		85,461,606

Singapore – 0.0%
234,400	Yanlord Land Group Ltd. (Real Estate)	308,014

South Africa – 2.7%
86,207	African Rainbow Minerals Ltd. (Materials)	756,536
325,668	Barloworld Ltd. (Capital Goods)	3,070,856
336,738	Exxaro Resources Ltd. (Energy)	3,421,980
2,329,051	FirstRand Ltd. (Diversified Financials)	8,454,065
159,583	Kumba Iron Ore Ltd. (Materials)	3,070,305
578,710	Mondi Ltd. (Materials)	13,881,672
4,231	Naspers Ltd. Class N (Media)	1,030,810
1,305,020	Sanlam Ltd. (Insurance)	6,532,104
430,090	Standard Bank Group Ltd. (Banks)	4,994,367

		45,212,695

South Korea – 15.8%
52,764	Celltrion, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	8,156,734
8,747	GS Home Shopping, Inc. (Retailing)	1,642,497
553,290	Hana Financial Group, Inc. (Banks)	23,680,174
710,960	Hanwha Life Insurance Co. Ltd. (Insurance)	5,023,368
8,670	Hyundai Home Shopping Network Corp. (Retailing)	944,859
23,776	KB Financial Group, Inc. (Banks)	1,243,112
218,078	LG Corp. (Capital Goods)	16,767,978
365,483	LG Display Co. Ltd. (Technology Hardware & Equipment)	9,561,250
48,218	LG Electronics, Inc. (Consumer Durables & Apparel)	3,925,255
120,519	LG Uplus Corp. (Telecommunication Services)	1,383,878
29,356	LS Corp. (Capital Goods)	2,072,770
167,735	Meritz Fire & Marine Insurance Co. Ltd. (Insurance)	3,849,482
102,702	Modetour Network, Inc. (Consumer Services)	2,698,536
185,045	Poongsan Corp. (Materials)	8,115,654
7,289	POSCO (Materials)	2,124,639
42,676	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	105,200,882
337,783	Shinhan Financial Group Co. Ltd. (Banks)	15,172,602
548,567	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	40,447,338

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value
Common Stocks – (continued)
South Korea – (continued)
57,660	SK Telecom Co. Ltd. (Telecommunication Services)	$13,612,378
136,536	Woori Bank (Banks)	1,998,096

		267,621,482

Taiwan – 12.3%
3,350,000	Cathay Financial Holding Co. Ltd. (Insurance)	5,535,603
1,519,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	2,964,559
414,000	ChipMOS TECHNOLOGIES, Inc. (Semiconductors & Semiconductor Equipment)	412,920
319,000	Elite Material Co. Ltd. (Technology Hardware & Equipment)	1,270,402
1,363,000	Epistar Corp. (Semiconductors & Semiconductor Equipment)*	2,208,860
563,000	Formosa Plastics Corp. (Materials)	1,716,287
917,000	Fubon Financial Holding Co. Ltd. (Diversified Financials)	1,461,432
1,098,000	Greatek Electronics, Inc. (Semiconductors & Semiconductor Equipment)	2,029,786
21,197,000	HannStar Display Corp. (Technology Hardware & Equipment)	8,232,635
300,000	Hiwin Technologies Corp. (Capital Goods)	3,011,055
4,361,000	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	16,209,594
992,000	Huaku Development Co. Ltd. (Real Estate)	2,226,678
24,955,000	Innolux Corp. (Technology Hardware & Equipment)	10,937,933
129,000	International Games System Co. Ltd. Class C (Software & Services)	680,673
840,000	Kinik Co. (Capital Goods)	2,193,390
243,000	Merry Electronics Co. Ltd. (Technology Hardware & Equipment)	1,858,855
3,304,000	Nan Ya Plastics Corp. (Materials)	8,153,652
849,000	Phison Electronics Corp. (Semiconductors & Semiconductor Equipment)	10,107,521
784,000	Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	2,455,191
1,457,000	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	3,240,806
352,000	Soft-World International Corp. (Software & Services)	780,275
416,000	Systex Corp. (Software & Services)	816,891

Common Stocks – (continued)
Taiwan – (continued)
371,000	Taiwan Semiconductor Co. Ltd. (Semiconductors & Semiconductor Equipment)	917,625
2,152,200	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	91,102,626
604,000	Topco Scientific Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,522,545
1,536,000	TPK Holding Co. Ltd. (Technology Hardware & Equipment)*	5,074,136
1,866,000	Tripod Technology Corp. (Technology Hardware & Equipment)	6,872,131
2,147,000	Uni-President Enterprises Corp. (Food, Beverage & Tobacco)	4,485,950
956,000	Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	7,832,192
637,000	Winbond Electronics Corp. (Semiconductors & Semiconductor Equipment)	552,380
82,456	Yageo Corp. (Technology Hardware & Equipment)*	654,991

		207,519,574

Thailand – 2.7%
10,224,700	Amata Corp. PCL (Real Estate)	6,617,431
1,455,300	Hana Microelectronics PCL (Technology Hardware & Equipment)	2,135,637
666,900	Kiatnakin Bank PCL (Banks)	1,520,146
5,238,097	PTT Global Chemical PCL (Materials)	12,617,261
304,600	PTT PCL (Energy)	3,853,716
457,100	Ratchaburi Electricity Generating Holding PCL (Utilities)	767,108
7,608,200	Thai Beverage PCL (Food, Beverage & Tobacco)	5,469,911
4,327,100	Thai Oil PCL (Energy)	13,286,099

		46,267,309

Turkey – 2.3%
2,894,463	Eregli Demir ve Celik Fabrikalari TAS (Materials)	6,802,374
36,451	Ford Otomotiv Sanayi A/S (Automobiles & Components)	514,970
113,079	Tofas Turk Otomobil Fabrikasi A/S (Automobiles & Components)	922,392
830,998	Tupras Turkiye Petrol Rafinerileri A/S (Energy)	29,940,441

		38,180,177

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
United Arab Emirates – 0.4%
357,327	Abu Dhabi Commercial Bank PJSC (Banks)	$719,819
2,972,779	Emaar Properties PJSC (Real Estate)	6,708,545

		7,428,364

TOTAL COMMON STOCKS
(Cost $1,367,091,401)		$1,640,469,589

Units	Description	Expiration Month	Value

Right* – 0.0%
Taiwan – 0.0%
56,938	Winbond Electronics Corp. (Semiconductors & Semiconductor Equipment)	12/17	$7,840
(Cost $0)

Shares	Distribution Rate	Value
Investment Company(d) – 0.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
13,192,045	0.932%	$13,192,045
(Cost $13,192,045)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,380,283,446)		$1,653,669,474

Securities Lending Reinvestment Vehicle(d) – 0.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,016,125	0.932%	$3,016,125
(Cost $3,016,125)

TOTAL INVESTMENTS – 98.0%
(Cost $1,383,299,571)		$1,656,685,599

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%		34,528,716

NET ASSETS – 100.0%		$1,691,214,315

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $11,694,562, which represents approximately 0.7% of net assets as of October 31, 2017 and the liquidity determination is unaudited.
(c)	All or a portion of security is on loan.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI Emerging Markets E-Mini Index	526	12/15/2017	$29,566,460	$106,183

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2017

Shares	Description	Value

Common Stocks – 95.4%
Australia – 3.7%
501,335	Alumina Ltd. (Materials)	$899,655
154,053	Aristocrat Leisure Ltd. (Consumer Services)	2,785,013
53,185	ASX Ltd. (Diversified Financials)	2,200,535
406,884	BHP Billiton Ltd. (Materials)	8,377,256
346,705	BHP Billiton plc (Materials)	6,277,318
70,343	Caltex Australia Ltd. (Energy)	1,846,956
19,925	Cochlear Ltd. (Health Care Equipment & Services)	2,683,985
471,293	Computershare Ltd. (Software & Services)	5,634,091
37,492	Flight Centre Travel Group Ltd. (Consumer Services)	1,344,140
1,727,508	Fortescue Metals Group Ltd. (Materials)	6,142,338
180,969	Iluka Resources Ltd. (Materials)	1,304,051
306,422	IOOF Holdings Ltd. (Diversified Financials)	2,527,481
532,229	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	6,388,848
1,192,789	Whitehaven Coal Ltd. (Energy)*	3,409,254

		51,820,921

Austria – 0.0%
7,451	Erste Group Bank AG (Banks)*	319,834
2,041	Lenzing AG (Materials)	276,261

		596,095

Belgium – 0.0%
4,699	KBC Group NV (Banks)	390,341

China – 0.2%
437,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	1,211,015
860,500	Fosun International Ltd. (Capital Goods)	2,134,908
168,000	Nexteer Automotive Group Ltd. (Automobiles & Components)*	329,015

		3,674,938

Denmark – 1.9%
48,411	Carlsberg A/S Class B (Food, Beverage & Tobacco)	5,530,547
199,968	Danske Bank A/S (Banks)	7,631,471
6,555	Dfds A/S (Transportation)	380,137
5,901	Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	1,191,622
45,056	GN Store Nord A/S (Health Care Equipment & Services)	1,491,064
47,882	Jyske Bank A/S (Registered) (Banks)	2,705,724
133,122	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	6,627,991
12,739	Royal Unibrew A/S (Food, Beverage & Tobacco)	733,441
31,441	Sydbank A/S (Banks)	1,227,409

		27,519,406

Common Stocks – (continued)
Finland – 0.2%
12,326	Cargotec OYJ Class B (Capital Goods)	727,645
34,040	Konecranes OYJ (Capital Goods)	1,567,330

		2,294,975

France – 8.7%
573,785	Air France-KLM (Transportation)*	8,984,140
19,870	Amundi SA (Diversified Financials)(a)	1,684,006
55,446	Arkema SA (Materials)	7,004,574
164,451	BNP Paribas SA (Banks)	12,835,322
23,656	Cie de Saint-Gobain (Capital Goods)	1,387,021
44,054	Cie Generale des Etablissements Michelin (Automobiles & Components)	6,376,664
6,197	Cie Plastic Omnium SA (Automobiles & Components)	258,400
163,370	Credit Agricole SA (Banks)	2,851,335
14,966	Eramet (Materials)*	1,232,570
207,166	Eutelsat Communications SA (Media)	5,189,093
111,284	Faurecia (Automobiles & Components)	8,089,837
18,939	Gecina SA (REIT)	3,073,110
67,192	Klepierre SA (REIT)	2,674,788
915,917	Natixis SA (Diversified Financials)	7,182,759
10,415	Orange SA (Telecommunication Services)	171,094
387,361	Peugeot SA (Automobiles & Components)	9,190,358
91,786	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	8,690,909
137,043	Schneider Electric SE (Capital Goods)*	12,040,772
182,658	Societe Generale SA (Banks)	10,165,745
13,731	Thales SA (Capital Goods)	1,430,955
43,004	Ubisoft Entertainment SA (Software & Services)*	3,281,191
782	Unibail-Rodamco SE (REIT)	195,740
118,565	Valeo SA (Automobiles & Components)	8,027,351

		122,017,734

Germany – 8.3%
102,283	Aareal Bank AG (Banks)	4,252,664
66,629	Allianz SE (Registered) (Insurance)	15,555,135
16,668	Aurubis AG (Materials)	1,365,884
178,168	BASF SE (Materials)	19,483,279
150,885	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	19,626,967
215,094	Commerzbank AG (Banks)*	2,980,795
85,612	Covestro AG (Materials)(a)	8,229,847
5,981	CTS Eventim AG & Co. KGaA (Media)	247,389
356,623	Deutsche Lufthansa AG (Registered) (Transportation)	11,457,540
91,723	Deutz AG (Capital Goods)	777,030

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
37,144	Duerr AG (Capital Goods)	$5,140,354
67,030	Evotec AG (Pharmaceuticals, Biotechnology & Life Sciences)*	1,426,375
17,199	HUGO BOSS AG (Consumer Durables & Apparel)	1,538,269
47,828	Innogy SE (Utilities)(a)	2,224,288
29,471	Jenoptik AG (Technology Hardware & Equipment)	993,301
30,541	Jungheinrich AG (Preference) (Capital Goods)(b)	1,390,900
5,602	Leoni AG (Automobiles & Components)	372,718
4,362	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	468,012
99,902	OSRAM Licht AG (Capital Goods)	7,649,478
46,234	Rheinmetall AG (Capital Goods)	5,491,140
8,573	Siltronic AG (Semiconductors & Semiconductor Equipment)*	1,279,501
39,786	Software AG (Software & Services)	2,025,728
14,236	Wacker Chemie AG (Materials)	2,223,378

		116,199,972

Hong Kong – 2.4%
1,838,800	AIA Group Ltd. (Insurance)	13,856,239
1,039,000	CK Asset Holdings Ltd. (Real Estate)	8,550,800
189,000	Galaxy Entertainment Group Ltd. (Consumer Services)	1,288,862
830,000	Melco International Development Ltd. (Consumer Services)	2,274,756
92,006	Shangri-La Asia Ltd. (Consumer Services)	183,176
1,654,500	WH Group Ltd. (Food, Beverage & Tobacco)(a)	1,676,640
791,000	Wheelock & Co. Ltd. (Real Estate)	5,510,461

		33,340,934

Ireland – 0.1%
10,471	Paddy Power Betfair plc (Consumer Services)	1,070,909

Italy – 1.4%
298,122	Azimut Holding SpA (Diversified Financials)	5,884,755
73,448	Banca Generali SpA (Diversified Financials)	2,416,518
212,700	Enav SpA (Transportation)(a)	1,012,518
120,556	Enel SpA (Utilities)	747,649
18,807	Eni SpA (Energy)	307,457
22,965	FinecoBank Banca Fineco SpA (Banks)	214,791
2,748	Industria Macchine Automatiche SpA (Capital Goods)	246,420
207,871	Leonardo SpA (Capital Goods)	3,588,274
243,340	Mediobanca SpA (Banks)	2,665,633
13,228	Societa Iniziative Autostradalie Servizi SpA (Transportation)	225,120

Common Stocks – (continued)
Italy – (continued)
327,122	Terna Rete Elettrica Nazionale SpA (Utilities)	1,973,829
49,195	UniCredit SpA (Banks)*	940,148

		20,223,112

Japan – 26.4%
172,000	Aisin Seiki Co. Ltd. (Automobiles & Components)	8,910,025
461,600	Ajinomoto Co., Inc. (Food, Beverage & Tobacco)	9,285,817
20,500	Arisawa Manufacturing Co. Ltd. (Technology Hardware & Equipment)	186,385
230,800	Asahi Glass Co. Ltd. (Capital Goods)	9,045,095
36,400	Benesse Holdings, Inc. (Consumer Services)	1,233,966
77,200	Capcom Co. Ltd. (Software & Services)	1,964,156
33,500	CKD Corp. (Capital Goods)	659,691
18,900	Cosmos Pharmaceutical Corp. (Food & Staples Retailing)	3,935,044
167,100	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,838,068
42,000	Dexerials Corp. (Technology Hardware & Equipment)	473,258
32,800	Disco Corp. (Semiconductors & Semiconductor Equipment)	7,600,638
254,900	DMG Mori Co. Ltd. (Capital Goods)	5,140,209
17,900	Electric Power Development Co. Ltd. Class C (Utilities)	451,099
42,400	Foster Electric Co. Ltd. (Consumer Durables & Apparel)	995,183
58,600	Fuji Machine Manufacturing Co. Ltd. (Capital Goods)	1,117,714
700,000	Fujitsu Ltd. (Software & Services)	5,454,747
1,411,000	Fukuoka Financial Group, Inc. (Banks)	7,282,464
257,200	Hitachi Construction Machinery Co. Ltd. (Capital Goods)	8,823,075
954,000	Hitachi Ltd. (Technology Hardware & Equipment)	7,597,036
426,900	Honda Motor Co. Ltd. (Automobiles & Components)	13,377,798
178,400	Hoya Corp. (Health Care Equipment & Services)	9,692,604
31,000	Ibiden Co. Ltd. (Technology Hardware & Equipment)	519,079
301,100	Idemitsu Kosan Co. Ltd. (Energy)	8,801,103
26,800	Jafco Co. Ltd. (Diversified Financials)	1,324,553
311,300	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	10,304,093
15,700	JSR Corp. (Materials)	304,342
293,300	JTEKT Corp. (Capital Goods)	4,859,830

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
1,896,000	JXTG Holdings, Inc. (Energy)	$9,790,566
161,000	Kansai Electric Power Co., Inc. (The) (Utilities)	2,204,751
179,100	Kao Corp. (Household & Personal Products)	10,823,935
129,700	KDDI Corp. (Telecommunication Services)	3,455,551
30,600	Koei Tecmo Holdings Co. Ltd. (Software & Services)	607,672
109,900	Konami Holdings Corp. (Software & Services)	5,352,704
57,300	K’s Holdings Corp. (Retailing)	1,315,064
54,000	Makino Milling Machine Co. Ltd. (Capital Goods)	509,507
20,400	Mandom Corp. (Household & Personal Products)	607,849
50,300	Mazda Motor Corp. (Automobiles & Components)	726,117
120,300	Mitsubishi Chemical Holdings Corp. (Materials)	1,256,571
261,100	Mitsubishi Electric Corp. (Capital Goods)	4,468,336
184,400	Mitsubishi Materials Corp. (Materials)	7,011,663
896,700	Mitsubishi UFJ Financial Group, Inc. (Banks)	6,082,446
2,935,800	Mizuho Financial Group, Inc. (Banks)	5,333,998
353,000	Nachi-Fujikoshi Corp. (Capital Goods)	2,175,903
205,400	NGK Insulators Ltd. (Capital Goods)	4,067,204
381,300	NGK Spark Plug Co. Ltd. (Automobiles & Components)	8,701,696
183,000	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	7,471,636
388,400	Nippon Light Metal Holdings Co. Ltd. (Materials)	1,143,203
12,600	Nippon Steel & Sumitomo Metal Corp. (Materials)	302,091
87,400	NOK Corp. (Automobiles & Components)	2,146,798
283,100	Nomura Holdings, Inc. (Diversified Financials)	1,620,117
738	Nomura Real Estate Master Fund, Inc. (REIT)	922,297
22,900	NSK Ltd. (Capital Goods)	329,725
417,100	NTN Corp. (Capital Goods)	2,025,976
119,900	NTT DOCOMO, Inc. (Telecommunication Services)	2,903,829
51,000	Omron Corp. (Technology Hardware & Equipment)	2,857,812
607,900	ORIX Corp. (Diversified Financials)	10,451,998
137,400	Osaka Gas Co. Ltd. (Utilities)	2,661,308
239,100	Persol Holdings Co. Ltd. (Commercial & Professional Services)	5,928,643

Common Stocks – (continued)
Japan – (continued)
92,700	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	8,629,188
16,300	SAMTY Co. Ltd. (Real Estate)	232,121
76,800	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	6,019,479
404,600	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	8,166,573
82,400	Sharp Corp. (Consumer Durables & Apparel)*(c)	2,621,315
99,500	Shikoku Electric Power Co., Inc. (Utilities)	1,301,965
86,100	Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	663,498
81,900	Shinsei Bank Ltd. (Banks)	1,382,126
177,600	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	9,561,472
9,000	Ship Healthcare Holdings, Inc. (Health Care Equipment & Services)	281,447
46,000	Showa Denko KK (Materials)	1,541,319
3,100	SMC Corp. (Capital Goods)	1,185,937
22,200	SoftBank Group Corp. (Telecommunication Services)	1,967,413
78,100	Sony Corp. (Consumer Durables & Apparel)	3,267,290
16,900	Subaru Corp. (Automobiles & Components)	583,880
137,400	SUMCO Corp. (Semiconductors & Semiconductor Equipment)	3,026,450
276,200	Sumitomo Dainippon Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,942,003
208,100	Sumitomo Mitsui Financial Group, Inc. (Banks)	8,337,055
15,300	Sundrug Co. Ltd. (Food & Staples Retailing)	665,833
7,600	Suzuki Motor Corp. (Automobiles & Components)	416,277
434,100	Taiyo Yuden Co. Ltd. (Technology Hardware & Equipment)	7,579,088
109,400	Takara Leben Co. Ltd. (Real Estate)	502,896
23,500	Takeuchi Manufacturing Co. Ltd. (Capital Goods)	497,810
81,700	TDK Corp. (Technology Hardware & Equipment)	6,277,773
56,500	Teijin Ltd. (Materials)	1,195,838
65,900	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	11,603,656
265,100	Tokyo Gas Co. Ltd. (Utilities)	6,613,091
386,000	Toppan Printing Co. Ltd. (Commercial & Professional Services)	3,927,058
77,700	Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	5,504,583
799,800	Yamada Denki Co. Ltd. (Retailing)	4,254,297

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
305,600	Yamaha Motor Co. Ltd. (Automobiles & Components)	$9,171,860
35,500	Zenkoku Hosho Co. Ltd. (Diversified Financials)	1,458,651

		370,813,280

Luxembourg – 0.3%
7,263	Eurofins Scientific SE (Pharmaceuticals, Biotechnology & Life Sciences)	4,543,419

Netherlands – 5.5%
32,301	Aalberts Industries NV (Capital Goods)	1,592,788
164,077	ABN AMRO Group NV CVA (Banks)(a)	5,067,414
797,125	Aegon NV (Insurance)	4,706,113
18,461	ASM International NV (Semiconductors & Semiconductor Equipment)	1,237,147
15,679	Euronext NV (Diversified Financials)(a)	931,187
17,807	Heineken NV (Food, Beverage & Tobacco)	1,734,988
29,861	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	561,929
344,176	Koninklijke Philips NV (Health Care Equipment & Services)	14,026,185
195,918	NN Group NV (Insurance)	8,204,569
14,481	Philips Lighting NV (Capital Goods)(a)	548,844
60,646	Randstad Holding NV (Commercial & Professional Services)	3,731,075
575,880	Royal Dutch Shell plc Class A (Energy)	18,133,180
500,337	Royal Dutch Shell plc Class B (Energy)	16,109,496
8,865	Wolters Kluwer NV (Commercial & Professional Services)	434,497

		77,019,412

New Zealand – 0.1%
230,231	a2 Milk Co. Ltd. (Food, Beverage & Tobacco)*	1,366,884
261,066	Air New Zealand Ltd. (Transportation)	589,785

		1,956,669

Norway – 2.6%
618,949	DNB ASA (Banks)	11,945,340
125,816	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	755,583
1,172,657	Norsk Hydro ASA (Materials)	9,074,437
364,647	Orkla ASA (Food, Beverage & Tobacco)	3,571,786

Common Stocks – (continued)
Norway – (continued)
45,780	Salmar ASA (Food, Beverage & Tobacco)	1,364,930
428,319	Statoil ASA (Energy)(c)	8,702,380
47,683	Tomra Systems ASA (Commercial & Professional Services)	665,507

		36,079,963

Singapore – 0.7%
1,284,600	Genting Singapore plc (Consumer Services)	1,149,810
521,300	Oversea-Chinese Banking Corp. Ltd. (Banks)	4,552,839
147,300	Venture Corp. Ltd. (Technology Hardware & Equipment)	2,105,607
607,700	Wilmar International Ltd. (Food, Beverage & Tobacco)	1,512,232

		9,320,488

South Africa – 0.4%
243,387	Mondi plc (Materials)	5,886,127

Spain – 5.6%
158,209	ACS Actividades de Construccion y Servicios SA (Capital Goods)	6,236,454
185,402	Amadeus IT Group SA (Software & Services)	12,579,327
893,781	Banco Bilbao Vizcaya Argentaria SA (Banks)	7,815,649
1,365,486	Banco de Sabadell SA (Banks)	2,733,994
3,225,442	Banco Santander SA (Banks)	21,866,288
75,123	Endesa SA (Utilities)	1,719,434
18,183	Gas Natural SDG SA (Utilities)	389,071
67,662	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	2,117,477
54,124	Melia Hotels International SA (Consumer Services)	740,356
78,462	Merlin Properties Socimi SA (REIT)	1,036,022
463,423	Repsol SA (Energy)	8,684,276
1,185,341	Telefonica SA (Telecommunication Services)	12,428,859

		78,347,207

Sweden – 6.3%
100,939	Alfa Laval AB (Capital Goods)	2,556,271
254,031	Atlas Copco AB Class A (Capital Goods)	11,139,632
91,942	Atlas Copco AB Class B (Capital Goods)(c)	3,649,934
271,933	Boliden AB (Materials)	9,515,415
216,291	Electrolux ABSeries B (Consumer Durables & Apparel)	7,645,146
263,209	Husqvarna AB Class B (Consumer Durables & Apparel)	2,571,343
14,011	JM AB (Consumer Durables & Apparel)	369,694

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)
25,068	Nordea Bank AB (Banks)	$302,939
618,837	Sandvik AB (Capital Goods)	11,295,932
49,005	Scandic Hotels Group AB (Consumer Services)(a)	632,159
868,220	Skandinaviska Enskilda Banken AB Class A (Banks)	10,699,613
731,032	Svenska Cellulosa AB SCA Class B (Materials)	6,864,370
24,886	Svenska Handelsbanken AB Class A (Banks)	356,675
157,375	Swedish Match AB (Food, Beverage & Tobacco)	5,928,469
131,749	Tele2 AB Class B (Telecommunication Services)	1,675,814
15,090	Volvo AB Class A (Capital Goods)	298,869
655,289	Volvo AB Class B (Capital Goods)	12,978,818

		88,481,093

Switzerland – 6.8%
114,477	Adecco Group AG (Registered) (Commercial & Professional Services)*	9,082,298
4,140	Bachem Holding AG (Registered) Class B (Pharmaceuticals, Biotechnology & Life Sciences)	522,955
5,969	Georg Fischer AG (Registered) (Capital Goods)	7,354,226
464,336	Glencore plc (Materials)*	2,239,585
34,631	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	9,200,111
276,312	Nestle SA (Registered) (Food, Beverage & Tobacco)	23,248,488
151,632	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	12,506,501
645	Rieter Holding AG (Registered) (Capital Goods)*	150,833
78,085	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	18,047,873
152	Schweiter Technologies AG (Capital Goods)	186,473
514,584	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	12,120,238
2,078	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	439,513

		95,099,094

United Kingdom – 12.7%
614,245	3i Group plc (Diversified Financials)	7,839,085
89,842	Associated British Foods plc (Food, Beverage & Tobacco)	3,976,335

Common Stocks – (continued)
United Kingdom – (continued)
89,948	AstraZeneca plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)	3,103,206
222,656	Aviva plc (Insurance)	1,493,672
102,269	Bellway plc (Consumer Durables & Apparel)	4,958,596
321,227	BP plc ADR (Energy)	13,064,302
13,323	British American Tobacco plc (Food, Beverage & Tobacco)	860,797
43,692	Burford Capital Ltd. (Diversified Financials)	719,566
373,995	Compass Group plc (Consumer Services)	8,210,818
473,638	Diageo plc (Food, Beverage & Tobacco)	16,174,187
33,613	Dialog Semiconductor plc (Semiconductors & Semiconductor Equipment)*	1,679,351
1,075,990	Direct Line Insurance Group plc (Insurance)	5,310,584
648,796	Fiat Chrysler Automobiles NV (Automobiles & Components)*	11,218,521
1,025,776	HSBC Holdings plc (Banks)	10,016,825
19,337	Intermediate Capital Group plc (Diversified Financials)	249,686
1,863,152	International Consolidated Airlines Group SA (Transportation)	15,731,393
24,110	Intertek Group plc (Commercial & Professional Services)	1,736,910
60,107	KAZ Minerals plc (Materials)*	649,003
1,292,250	Legal & General Group plc (Insurance)	4,581,765
4,610,105	Lloyds Banking Group plc (Banks)	4,178,746
407,990	Man Group plc (Diversified Financials)	1,049,178
219,953	National Grid plc (Utilities)	2,647,677
45,901	Paragon Banking Group plc (Banks)	289,679
173,444	Persimmon plc (Consumer Durables & Apparel)	6,454,677
95,759	Prudential plc (Insurance)	2,350,441
193,738	QinetiQ Group plc (Capital Goods)	628,008
159,597	Rio Tinto Ltd. (Materials)	8,504,335
281,963	Rio Tinto plc ADR (Materials)	13,514,487
211,595	Smiths Group plc (Capital Goods)	4,415,118
19,966	Spirax-Sarco Engineering plc (Capital Goods)	1,498,173
160,404	SSP Group plc (Consumer Services)	1,245,711
245,232	Tate & Lyle plc (Food, Beverage & Tobacco)	2,106,612
9,213	Unilever NV CVA (Household & Personal Products)	535,183
80,415	Unilever plc ADR (Household & Personal Products)	4,555,510
424,941	Vodafone Group plc ADR (Telecommunication Services)(d)	12,314,790

		177,862,927

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
United States – 1.1%
135,423	Carnival plc ADR (Consumer Services)(c)(d)	$9,038,131
40,553	QIAGEN NV (Pharmaceuticals, Biotechnology & Life Sciences)*	1,375,830
31,874	Shire plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)	4,705,559

		15,119,520

TOTAL COMMON STOCKS
(Cost $1,192,632,715)		$1,339,678,536

Shares	Distribution Rate	Value
Investment Company(e) – 1.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
18,058,167	0.932%	$18,058,167
(Cost $18,058,167)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,210,690,882)		$1,357,736,703

Securities Lending Reinvestment Vehicle(e) – 1.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
20,554,070	0.932%	$20,554,070
(Cost $20,554,070)

TOTAL INVESTMENTS – 98.2%
(Cost $1,231,244,952)		$1,378,290,773

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%		25,887,953

NET ASSETS – 100.0%		$1,404,178,726

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $22,006,903, which represents approximately 1.6% of net assets as of October 31, 2017 and the liquidity determination is unaudited.
(b)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(c)	All or a portion of security is on loan.
(d)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(e)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	241	12/15/2017	$10,325,207	$415,579
FTSE 100 Index	49	12/15/2017	4,859,800	72,164
Hang Seng Index	3	11/29/2017	542,210	(4,935)
MSCI Singapore Index	12	11/29/2017	333,607	192
SPI 200 Index	17	12/21/2017	1,915,212	69,406
TOPIX Index	30	12/07/2017	4,651,511	269,946
				$822,352

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments

October 31, 2017

Shares	Description	Value

Common Stocks – 97.0%
Australia – 6.8%
571,691	Abacus Property Group (REIT)	$1,664,030
484,656	Altium Ltd. (Software & Services)	4,450,171
17,125	Ansell Ltd. (Health Care Equipment & Services)	315,221
124,294	Asaleo Care Ltd. (Household & Personal Products)	140,964
2,653,487	Australian Pharmaceutical Industries Ltd. (Health Care Equipment & Services)	3,062,995
457,514	Breville Group Ltd. (Consumer Durables & Apparel)	4,085,982
852,036	Costa Group Holdings Ltd. (Food, Beverage & Tobacco)	4,054,159
5,462,502	CSR Ltd. (Materials)	19,868,887
1,847,137	Downer EDI Ltd. (Commercial & Professional Services)	9,911,543
611,230	Genworth Mortgage Insurance Australia Ltd. (Banks)	1,330,302
1,905,298	Iluka Resources Ltd. (Materials)	13,729,454
4,699,318	Investa Office Fund (REIT)	16,138,961
1,627,672	IOOF Holdings Ltd. (Diversified Financials)	13,425,638
53,276	McMillan Shakespeare Ltd. (Commercial & Professional Services)	643,055
5,093,536	Metcash Ltd. (Food & Staples Retailing)	10,522,233
27,304	Monadelphous Group Ltd. (Capital Goods)(a)	354,993
3,040,128	OZ Minerals Ltd. (Materials)	18,773,018
362,318	Perpetual Ltd. (Diversified Financials)	13,465,551
452,441	Regis Resources Ltd. (Materials)	1,344,043
2,346,285	Sandfire Resources NL (Materials)	10,330,832
266,235	Seven Group Holdings Ltd. (Capital Goods)	2,709,044
1,425,414	Sigma Healthcare Ltd. (Health Care Equipment & Services)	824,254
5,000,085	Southern Cross Media Group Ltd. (Media)	4,296,419
308,724	St Barbara Ltd. (Materials)	682,567
6,018,303	Whitehaven Coal Ltd. (Energy)*	17,201,639

		173,325,955

Austria – 0.3%
14,213	Lenzing AG (Materials)	1,923,809
73,005	S IMMO AG (Real Estate)*	1,286,228
357,095	UNIQA Insurance Group AG (Insurance)	3,658,755

		6,868,792

Belgium – 1.5%
265,088	AGFA-Gevaert NV (Health Care Equipment & Services)*	1,245,486
31,590	Barco NV (Technology Hardware & Equipment)	3,236,499
39,055	Bekaert SA (Materials)	1,847,369

Common Stocks – (continued)
Belgium – (continued)
50,393	bpost SA (Transportation)	1,420,785
13,395	Cie d’Entreprises CFE (Capital Goods)	1,958,739
131,231	D’ieteren SA/NV (Retailing)	6,001,743
35,271	Gimv NV (Diversified Financials)	2,125,709
46,279	KBC Ancora (Diversified Financials)	2,759,019
105,590	Melexis NV (Semiconductors & Semiconductor Equipment)	10,580,500
117,919	Orange Belgium SA (Telecommunication Services)	2,731,402
88,918	Tessenderlo Group SA (Materials)*	4,267,071

		38,174,322

China – 0.0%
1,549,000	CITIC Telecom International Holdings Ltd. (Telecommunication Services)	442,973

Denmark – 3.2%
264,391	Bavarian Nordic A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	10,728,443
215,847	Dfds A/S (Transportation)	12,517,392
9,464	FLSmidth & Co. A/S (Capital Goods)	648,775
570,901	GN Store Nord A/S (Health Care Equipment & Services)	18,893,158
7,252	Jyske Bank A/S (Registered) (Banks)	409,797
174,199	Royal Unibrew A/S (Food, Beverage & Tobacco)	10,029,412
146,407	Scandinavian Tobacco Group A/S Class A (Food, Beverage & Tobacco)(b)	2,475,162
13,030	Schouw & Co. AB (Food, Beverage & Tobacco)	1,355,945
280,596	Spar Nord Bank A/S (Banks)	3,568,772
528,209	Sydbank A/S (Banks)	20,620,479

		81,247,335

Faroe Islands – 0.4%
212,809	Bakkafrost P/F (Food, Beverage & Tobacco)	9,509,161

Finland – 1.5%
130,172	Cramo OYJ (Capital Goods)	2,890,084
430,816	Finnair OYJ (Transportation)	5,620,564
273,498	Konecranes OYJ (Capital Goods)	12,592,878
360,488	Ramirent OYJ (Capital Goods)	3,317,324
760,078	Valmet OYJ (Capital Goods)	14,737,015

		39,157,865

France – 4.0%
1,209,389	Air France-KLM (Transportation)*	18,936,221
31,181	Alten SA (Software & Services)	2,728,851
34,501	Cie Plastic Omnium SA (Automobiles & Components)	1,438,607
127,551	Derichebourg SA (Commercial & Professional Services)	1,360,059

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
66,958	Eramet (Materials)*	$5,514,526
26,444	Euler Hermes Group (Insurance)	3,067,808
374,692	Faurecia (Automobiles & Components)	27,238,391
148,564	IPSOS (Media)	5,491,028
35,534	Kaufman & Broad SA (Consumer Durables & Apparel)	1,570,193
232,907	Metropole Television SA (Media)	5,384,508
237,085	Neopost SA (Technology Hardware & Equipment)	8,739,112
203,879	Nexity SA (Real Estate)*	12,530,856
97,101	Ubisoft Entertainment SA (Software & Services)*	7,408,775

		101,408,935

Germany – 8.6%
208,424	Aareal Bank AG (Banks)	8,665,734
462,901	alstria office REIT-AG (REIT)	6,580,532
20,736	Amadeus Fire AG (Commercial & Professional Services)	1,906,260
298,945	Aurubis AG (Materials)	24,497,483
1,082,469	Deutsche Pfandbriefbank AG (Banks)(b)	15,580,218
1,234,386	Deutz AG (Capital Goods)	10,457,088
69,368	Draegerwerk AG & Co. KGaA (Preference) (Health Care Equipment & Services)(c)	7,971,641
159,718	Duerr AG (Capital Goods)	22,103,356
929,772	Evotec AG (Pharmaceuticals, Biotechnology & Life Sciences)*	19,785,226
209,324	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	16,743,052
171,375	Hamburger Hafen und Logistik AG (Transportation)	5,472,993
16,582	Homag Group AG (Capital Goods)	1,236,002
19,099	Isra Vision AG (Technology Hardware & Equipment)	3,716,363
329,813	Jenoptik AG (Technology Hardware & Equipment)	11,116,133
78,749	Leoni AG (Automobiles & Components)	5,239,415
2,255	Pfeiffer Vacuum Technology AG (Capital Goods)	362,096
220,798	Rheinmetall AG (Capital Goods)	26,223,832
218,152	Software AG (Software & Services)	11,107,338
862,824	TAG Immobilien AG (Real Estate)	14,874,979
75,978	Takkt AG (Retailing)	1,575,795
35,782	Wacker Neuson SE (Capital Goods)	1,165,462
82,192	Zeal Network SE (Consumer Services)	2,202,051

		218,583,049

Hong Kong – 1.4%
4,681,000	Champion REIT (REIT)	3,378,276
1,165,000	Emperor Entertainment Hotel Ltd. (Consumer Services)	282,257

Common Stocks – (continued)
Hong Kong – (continued)
162,000	Great Eagle Holdings Ltd. (Real Estate)	891,878
273,000	Hopewell Holdings Ltd. (Capital Goods)	1,048,278
375,500	Johnson Electric Holdings Ltd. (Capital Goods)	1,514,995
208,000	Kerry Logistics Network Ltd. (Transportation)	286,789
4,995,000	Melco International Development Ltd. (Consumer Services)	13,689,645
2,838,000	Shun Tak Holdings Ltd. (Capital Goods)	1,223,234
607,000	Sunlight REIT (REIT)	411,698
11,826,000	Xinyi Glass Holdings Ltd. (Automobiles & Components)	11,459,671

		34,186,721

Israel – 0.5%
4,246,235	El Al Israel Airlines (Transportation)	2,323,323
53,052	First International Bank of Israel Ltd. (Banks)	1,007,027
1,596,239	Israel Discount Bank Ltd. Class A (Banks)*	4,240,233
2,226,697	Oil Refineries Ltd. (Energy)	1,144,231
5,514	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd. (Food & Staples Retailing)	269,633
554,388	Shufersal Ltd. (Food & Staples Retailing)	3,523,177

		12,507,624

Italy – 3.7%
200,936	Ascopiave SpA (Utilities)	844,021
222,454	ASTM SpA (Transportation)	6,170,682
341,548	Azimut Holding SpA (Diversified Financials)	6,741,959
329,159	Banca Generali SpA (Diversified Financials)	10,829,683
450,254	Banca Popolare di Sondrio SCPA (Banks)	1,781,130
1,051,434	Beni Stabili SpA SIIQ (REIT)	930,820
169,845	Biesse SpA (Capital Goods)	7,566,542
73,889	De’ Longhi SpA (Consumer Durables & Apparel)	2,422,859
115,321	DiaSorin SpA (Health Care Equipment & Services)	10,490,195
166,962	El.En. SpA (Health Care Equipment & Services)	4,726,002
2,714,039	Enav SpA (Transportation)(b)	12,919,663
214,288	ERG SpA (Utilities)	3,581,952
9,075	Industria Macchine Automatiche SpA (Capital Goods)	813,779
27,132	Italmobiliare SpA (Capital Goods)	730,132
154,079	Piaggio & C SpA (Automobiles & Components)	503,977
399,281	Saras SpA (Energy)	1,065,500

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value

Common Stocks – (continued)
Italy – (continued)
1,139,112	Societa Cattolica di Assicurazioni SC (Insurance)	$12,346,754
497,747	Societa Iniziative Autostradali e Servizi SpA (Transportation)	8,470,887

		92,936,537

Japan – 30.1%
496,300	ADEKA Corp. (Materials)	8,572,494
14,300	Aoyama Trading Co. Ltd. (Retailing)	529,886
60,700	Arcland Sakamoto Co. Ltd. (Retailing)	992,126
160,000	ASKA Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,038,840
13,700	Ateam, Inc. (Software & Services)	362,635
86,900	Autobacs Seven Co. Ltd. (Retailing)	1,493,813
330,800	Avex, Inc. (Media)	4,572,773
449,000	Capcom Co. Ltd. (Software & Services)	11,423,651
114,600	Cawachi Ltd. (Food & Staples Retailing)	2,811,894
41,500	Chiyoda Integre Co. Ltd. (Capital Goods)	1,010,892
216,000	Cosmo Energy Holdings Co. Ltd. (Energy)	4,961,933
34,200	Daiichi Jitsugyo Co. Ltd. (Capital Goods)	1,005,141
57,200	Daiichikosho Co. Ltd. (Media)	2,695,416
21,900	Dainichiseika Color & Chemicals Manufacturing Co. Ltd. (Materials)	1,002,861
47,400	Daishi Bank Ltd. (The) (Banks)	2,321,151
37,600	DCM Holdings Co. Ltd. (Retailing)	345,419
370,600	Dexerials Corp. (Technology Hardware & Equipment)	4,175,936
301,800	DMG Mori Co. Ltd. (Capital Goods)	6,085,975
243,100	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	5,771,775
556,700	EDION Corp. (Retailing)(a)	5,624,196
91,400	Eizo Corp. (Technology Hardware & Equipment)	3,789,064
253,200	EPS Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	4,985,319
1,380,500	Financial Products Group Co. Ltd. (Diversified Financials)	16,021,827
513,400	Foster Electric Co. Ltd. (Consumer Durables & Apparel)	12,050,169
462,500	Fuji Machine Manufacturing Co. Ltd. (Capital Goods)	8,821,545
167,000	Fuji Oil Holdings, Inc. (Food, Beverage & Tobacco)	4,502,541
132,800	Fuji Soft, Inc. (Software & Services)	4,038,667
124,700	Fujibo Holdings, Inc. (Consumer Durables & Apparel)	3,936,912
126,800	Glory Ltd. (Capital Goods)	4,742,079
224,800	Goldcrest Co. Ltd. (Real Estate)	4,870,379

Common Stocks – (continued)
Japan – (continued)
90,200	Gree, Inc. (Software & Services)	612,328
2,664	Hankyu Reit, Inc. (REIT)	3,092,634
2,759	Heiwa Real Estate REIT, Inc. (REIT)	2,222,632
4,700	Hogy Medical Co. Ltd. (Health Care Equipment & Services)	321,879
677,300	Hokuetsu Kishu Paper Co. Ltd. (Materials)	4,346,891
1,314,900	Ibiden Co. Ltd. (Technology Hardware & Equipment)	22,017,340
67	Industrial & Infrastructure Fund Investment Corp. (REIT)	273,115
220,100	Ines Corp. (Software & Services)	2,061,024
82,600	Itochu Enex Co. Ltd. (Energy)	841,917
169,700	Jafco Co. Ltd. (Diversified Financials)	8,387,189
542,000	Japan Aviation Electronics Industry Ltd. (Technology Hardware & Equipment)	9,914,622
3,551	Japan Rental Housing Investments, Inc. (REIT)	2,454,673
2,223,600	JVC Kenwood Corp. (Consumer Durables & Apparel)	6,971,239
43,300	Kaga Electronics Co. Ltd. (Technology Hardware & Equipment)	1,297,360
25,200	Kanematsu Electronics Ltd. (Software & Services)	786,411
202,200	Keihin Corp. (Automobiles & Components)	3,727,805
2,777	Kenedix Office Investment Corp. (REIT)	14,877,332
1,690	Kenedix Residential Investment Corp. (REIT)	4,325,140
1,005,600	Kitz Corp. (Capital Goods)	8,616,361
9,900	Kobayashi Pharmaceutical Co. Ltd. (Household & Personal Products)	572,428
256,100	Koei Tecmo Holdings Co. Ltd. (Software & Services)	5,085,774
284,200	Kohnan Shoji Co. Ltd. (Retailing)	6,074,060
628,600	Kokuyo Co. Ltd. (Commercial & Professional Services)	11,271,990
848,500	K’s Holdings Corp. (Retailing)(a)	19,473,499
453,000	Kurabo Industries Ltd. (Consumer Durables & Apparel)	1,314,073
28,600	Kureha Corp. (Materials)	1,682,278
22,300	KYB Corp. (Automobiles & Components)	1,447,895
132,600	Kyokuto Kaihatsu Kogyo Co. Ltd. (Capital Goods)	2,374,581
4,685	LaSalle Logiport REIT (REIT)	4,407,998
2,148,500	Leopalace21 Corp. (Real Estate)	16,043,364
1,905,000	Makino Milling Machine Co. Ltd. (Capital Goods)	17,974,266
148,500	Mandom Corp. (Household & Personal Products)	4,424,781

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
365,500	Marusan Securities Co. Ltd. (Diversified Financials)	$3,342,264
124,600	Maruwa Co. Ltd. (Technology Hardware & Equipment)	7,210,336
278,000	Maxell Holdings Ltd. (Technology Hardware & Equipment)	6,317,828
136,800	Meiko Network Japan Co. Ltd. (Consumer Services)	1,585,217
61,000	Meitec Corp. (Commercial & Professional Services)	2,979,694
331,200	Mirait Holdings Corp. (Capital Goods)	4,327,998
48,800	Mitsui Sugar Co. Ltd. (Food, Beverage & Tobacco)	1,669,381
200,000	Nachi-Fujikoshi Corp. (Capital Goods)	1,232,806
118,000	NEC Networks & System Integration Corp. (Software & Services)	2,940,604
736,500	NHK Spring Co. Ltd. (Automobiles & Components)	8,428,597
641,000	Nichias Corp. (Capital Goods)	8,346,435
613,700	Nikkiso Co. Ltd. (Health Care Equipment & Services)	5,765,068
230,300	Nikkon Holdings Co. Ltd. (Transportation)	5,898,248
7,921,900	Nippon Light Metal Holdings Co. Ltd. (Materials)	23,317,046
261	NIPPON REIT Investment Corp. (REIT)	747,172
260,000	Nippon Thompson Co. Ltd. (Capital Goods)	1,514,577
545,300	Nipro Corp. (Health Care Equipment & Services)	7,949,957
525,000	Nishimatsu Construction Co. Ltd. (Capital Goods)	15,849,870
243,300	Nisshin Oillio Group Ltd. (The) (Food, Beverage & Tobacco)	7,986,709
184,400	Nisshin Steel Co. Ltd. (Materials)	2,679,930
15,400	Nissin Kogyo Co. Ltd. (Automobiles & Components)	285,354
31,200	Nitto Boseki Co. Ltd. (Capital Goods)	1,048,596
162,100	Noritz Corp. (Capital Goods)	2,978,397
277,600	NSD Co. Ltd. (Software & Services)	5,557,005
1,030,400	NTN Corp. (Capital Goods)	5,004,953
80,100	Oiles Corp. (Capital Goods)	1,576,776
200,200	Paramount Bed Holdings Co. Ltd. (Health Care Equipment & Services)	8,828,652
974,100	Persol Holdings Co. Ltd. (Commercial & Professional Services)	24,153,456
211,300	Plenus Co. Ltd. (Consumer Services)	4,304,386
149,300	Resorttrust, Inc. (Consumer Services)	2,939,653
39,600	Riken Vitamin Co. Ltd. (Food, Beverage & Tobacco)	1,520,771

Common Stocks – (continued)
Japan – (continued)
174,300	Rohto Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,023,307
20,400	Roland DG Corp. (Technology Hardware & Equipment)	564,419
753,200	Round One Corp. (Consumer Services)	9,733,378
147,200	Ryobi Ltd. (Capital Goods)	3,790,950
254,000	Saizeriya Co. Ltd. (Consumer Services)	7,835,380
254,800	Sankyu, Inc. (Transportation)	10,534,249
10,300	Sanyo Special Steel Co. Ltd. (Materials)	264,367
115,700	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	6,562,540
245,600	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	19,249,793
127,900	Seino Holdings Co. Ltd. (Transportation)	1,865,986
2,425	Sekisui House Residential Investment Corp. (REIT)	2,369,443
673,200	Senko Group Holdings Co. Ltd. (Transportation)	4,882,464
392,200	Shikoku Electric Power Co., Inc. (Utilities)	5,131,966
20,700	Shimachu Co. Ltd. (Retailing)	582,980
56,000	Shindengen Electric Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)(a)	3,822,675
1,576,700	Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	12,150,263
1,351,100	Shinmaywa Industries Ltd. (Capital Goods)	13,293,230
247,000	Ship Healthcare Holdings, Inc. (Health Care Equipment & Services)	7,724,158
138,000	Showa Corp. (Automobiles & Components)	1,808,876
145,900	Showa Denko KK (Materials)	4,888,663
111,000	SMK Corp. (Technology Hardware & Equipment)	524,580
31,600	Studio Alice Co. Ltd. (Consumer Services)	731,079
42,100	Sumitomo Seika Chemicals Co. Ltd. (Materials)	2,236,645
244,000	Sun Frontier Fudousan Co. Ltd. (Real Estate)	2,937,666
59,500	Taihei Dengyo Kaisha Ltd. (Capital Goods)	1,519,242
1,456,800	Taiyo Yuden Co. Ltd. (Technology Hardware & Equipment)	25,434,729
2,360,900	Takara Leben Co. Ltd. (Real Estate)	10,852,710
145,035	Tatsuta Electric Wire and Cable Co. Ltd. (Capital Goods)	1,063,804

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
57,000	TIS, Inc. (Software & Services)	$1,773,824
636,800	Toagosei Co. Ltd. (Materials)	8,258,816
93,500	Tokai Rika Co. Ltd. (Automobiles & Components)	1,967,998
346,000	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)	13,754,948
6,444	Tokyu REIT, Inc. (REIT)	7,560,174
42,000	Topy Industries Ltd. (Materials)	1,434,966
377,800	Tosei Corp. (Real Estate)	3,721,044
1,419,000	Toshiba Machine Co. Ltd. (Capital Goods)	8,810,737
105,900	Toyo Tanso Co. Ltd. (Capital Goods)	2,989,639
24,100	Tsubaki Nakashima Co. Ltd. (Capital Goods)	555,720
84,000	Tsubakimoto Chain Co. (Capital Goods)	723,899
286,200	UACJ Corp. (Materials)	8,439,336
12,900	Ube Industries Ltd. (Materials)	396,289
103,900	Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	7,360,698
284,900	Unipres Corp. (Automobiles & Components)	7,692,244
17,600	Unizo Holdings Co. Ltd. (Real Estate)	468,226
32,200	Ushio, Inc. (Capital Goods)	446,961
49,100	Wakita & Co. Ltd. (Capital Goods)	604,011
208,700	Yodogawa Steel Works Ltd. (Materials)	6,112,765
221,500	Zenkoku Hosho Co. Ltd. (Diversified Financials)	9,101,163
93,600	Zeon Corp. (Materials)	1,246,165

		763,939,089

Luxembourg – 0.2%
907,705	B&M European Value Retail SA (Retailing)	4,789,586

Netherlands – 2.2%
75,481	ASM International NV (Semiconductors & Semiconductor Equipment)	5,058,290
328,806	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	25,838,329
204,188	Euronext NV (Diversified Financials)(b)	12,126,872
336,968	Philips Lighting NV (Capital Goods)(b)	12,771,420
349,050	SRH NV (Diversified Financials)*(a)(d)	—

		55,794,911

New Zealand – 0.6%
1,514,085	a2 Milk Co. Ltd. (Food, Beverage & Tobacco)*	8,989,138
2,633,283	Air New Zealand Ltd. (Transportation)	5,948,958

		14,938,096

Common Stocks – (continued)
Norway – 1.6%
56,165	Aker BP ASA (Energy)	1,293,859
270,923	Borregaard ASA (Materials)	2,611,092
1,557,638	DNO ASA (Energy)*	1,892,451
134,484	Grieg Seafood ASA (Food, Beverage & Tobacco)	1,276,967
1,427,792	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	8,574,550
80,069	Norway Royal Salmon ASA (Food, Beverage & Tobacco)	1,553,739
544,512	Salmar ASA (Food, Beverage & Tobacco)	16,234,617
298,472	SpareBank 1 Nord Norge (Banks)	2,357,316
313,961	SpareBank 1 SMN (Banks)	3,260,953
33,072	Stolt-Nielsen Ltd. (Transportation)	465,632

		39,521,176

Portugal – 0.5%
584,644	Altri SGPS SA (Materials)	3,734,865
1,204,457	CTT-Correios de Portugal SA (Transportation)	7,091,448
72,652	Semapa-Sociedade de Investimento e Gestao (Materials)	1,452,651

		12,278,964

Singapore – 1.4%
597,700	China Aviation Oil Singapore Corp. Ltd. (Energy)	776,502
785,000	Indofood Agri Resources Ltd. (Food, Beverage & Tobacco)	258,841
599,500	OUE Ltd. (Consumer Services)	905,923
1,836,500	United Engineers Ltd. (Capital Goods)	3,557,760
1,633,400	Venture Corp. Ltd. (Technology Hardware & Equipment)	23,348,944
4,599,810	Yanlord Land Group Ltd. (Real Estate)	6,044,402

		34,892,372

Spain – 3.0%
321,840	Applus Services SA (Commercial & Professional Services)	4,500,516
98,417	Construcciones y Auxiliar de Ferrocarriles SA (Capital Goods)	4,052,561
2,062,264	Ence Energia y Celulosa SA (Materials)	11,963,039
221,382	Hispania Activos Inmobiliarios SOCIMI SA (REIT)	3,817,866
30,191	Let’s GOWEX SA (Telecommunication Services)*(d)	—
1,352,428	Melia Hotels International SA (Consumer Services)	18,499,719
1,870,690	Merlin Properties Socimi SA (REIT)	24,700,819
8,645	Miquel y Costas & Miquel SA (Materials)	313,239
366,174	NH Hotel Group SA (Consumer Services)	2,315,120
78,349	Viscofan SA (Food, Beverage & Tobacco)	4,742,638

		74,905,517

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Sweden – 4.1%
437,888	Betsson AB (Consumer Services)*	$3,436,508
209,500	Bilia AB Class A (Retailing)	1,876,870
256,974	Bonava AB Class B (Consumer Durables & Apparel)	3,742,300
55,003	Bravida Holding AB (Commercial & Professional Services)(b)	375,484
118,334	Bure Equity AB (Diversified Financials)	1,462,981
22,110	Clas Ohlson AB Class B (Retailing)	382,293
375,685	Dometic Group AB (Automobiles & Components)(b)	3,266,402
414,359	Hemfosa Fastigheter AB (Real Estate)	5,034,310
692,290	JM AB (Consumer Durables & Apparel)	18,266,728
407,112	Loomis AB Class B (Commercial & Professional Services)	16,334,763
178,934	NetEnt AB (Software & Services)*	1,418,069
570,991	Nobina AB (Transportation)(b)	3,103,342
784,221	Scandic Hotels Group AB (Consumer Services)(b)	10,116,365
2,921,010	Svenska Cellulosa AB SCA Class B (Materials)	27,428,202
307,665	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	4,559,007
46,035	Vitrolife AB (Pharmaceuticals, Biotechnology & Life Sciences)	3,674,749

		104,478,373

Switzerland – 4.9%
3,901	ALSO Holding AG (Registered) (Technology Hardware & Equipment)*	528,061
14,447	Bachem Holding AG (Registered) Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,824,910
41,897	Bobst Group SA (Registered) (Capital Goods)	4,478,609
1,194	Bossard Holding AG (Registered) Class A (Capital Goods)	282,216
36,479	Bucher Industries AG (Registered) (Capital Goods)	14,273,204
104,883	Cembra Money Bank AG (Diversified Financials)	9,395,879
3,692	Conzzeta AG (Registered) (Capital Goods)	3,626,711
2,293,069	Ferrexpo plc (Materials)	7,741,761
1,701	Forbo Holding AG (Registered) (Consumer Durables & Apparel)	2,571,838
163,696	GAM Holding AG (Diversified Financials)*	2,551,568
20,988	Georg Fischer AG (Registered) (Capital Goods)	25,858,685
1,457	Gurit Holding AG (Materials)*	1,675,116
43,306	Implenia AG (Registered) (Capital Goods)	2,735,426

Common Stocks – (continued)
Switzerland – (continued)
15,614	Inficon Holding AG (Registered) (Technology Hardware & Equipment)*	9,697,969
20,836	Kardex AG (Registered) (Capital Goods)*	2,481,148
14,427	Mobimo Holding AG (Registered) (Real Estate)*	3,644,168
74,842	Oriflame Holding AG (Household & Personal Products)	2,696,330
16,255	Rieter Holding AG (Registered) (Capital Goods)*	3,801,224
3,737	Schweiter Technologies AG (Capital Goods)	4,584,528
22,895	Siegfried Holding AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	7,161,031
56,250	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	11,897,325
15,844	Temenos Group AG (Registered) (Software & Services)*	1,829,531

		125,337,238

United Kingdom – 15.9%
284,476	Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)	3,759,376
1,354,829	Ashmore Group plc (Diversified Financials)	6,927,102
587,222	Bellway plc (Consumer Durables & Apparel)	28,471,941
169,058	Big Yellow Group plc (REIT)	1,745,755
106,559	Bodycote plc (Capital Goods)	1,325,369
68,783	Brewin Dolphin Holdings plc (Diversified Financials)	322,893
98,686	Britvic plc (Food, Beverage & Tobacco)	991,940
80,474	Burford Capital Ltd. (Diversified Financials)	1,325,331
1,271,298	Crest Nicholson Holdings plc (Consumer Durables & Apparel)	9,566,352
37,680	Dechra Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)	1,028,970
518,321	Dialog Semiconductor plc (Semiconductors & Semiconductor Equipment)*	25,896,022
187,580	DS Smith plc (Materials)	1,297,294
2,796,968	Electrocomponents plc (Technology Hardware & Equipment)	25,796,506
1,081,552	Elementis plc (Materials)	4,084,246
1,248,307	Fenner plc (Capital Goods)	5,715,744
80,227	Fevertree Drinks plc (Food, Beverage & Tobacco)	2,259,999
586,907	Galliford Try plc (Capital Goods)	9,509,906
1,005,730	Grainger plc (Real Estate)	3,719,498
3,496,821	Hansteen Holdings plc (REIT)(a)	6,362,695

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2017

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
5,230,981	Hays plc (Commercial & Professional Services)	$12,948,961
709,288	Ibstock plc (Materials)(b)	2,337,297
2,168,974	Inchcape plc (Retailing)	22,513,649
1,129,910	Intermediate Capital Group plc (Diversified Financials)	14,589,806
2,795,706	JD Sports Fashion plc (Retailing)	13,278,106
39,694	John Menzies plc (Retailing)	369,037
563,813	Jupiter Fund Management plc (Diversified Financials)	4,448,760
1,169,992	KAZ Minerals plc (Materials)*	12,632,941
4,378,999	Man Group plc (Diversified Financials)	11,260,940
83,417	Morgan Advanced Materials plc (Capital Goods)	347,881
59,415	NEX Group plc (Diversified Financials)	500,019
198,733	Northgate plc (Transportation)	1,182,484
1,155,963	OneSavings Bank plc (Banks)	6,233,286
2,716,010	Pagegroup plc (Commercial & Professional Services)	16,870,751
1,736,884	Paragon Banking Group plc (Banks)	10,961,407
4,577,388	QinetiQ Group plc (Capital Goods)	14,837,749
2,185,676	Redrow plc (Consumer Durables & Apparel)	18,897,915
835,245	Rentokil Initial plc (Commercial & Professional Services)	3,724,650
755,160	Safestore Holdings plc (REIT)	4,461,429
406,750	Saga plc (Insurance)	1,032,370
561,874	Savills plc (Real Estate)	6,962,540
147,731	Senior plc (Capital Goods)	565,604
59,405	Spectris plc (Technology Hardware & Equipment)	2,019,679
271,312	Spirax-Sarco Engineering plc (Capital Goods)	20,358,228
1,880,158	SSP Group plc (Consumer Services)	14,601,464
1,067,887	Subsea 7 SA (Energy)	18,001,751
1,741,100	Synthomer plc (Materials)	11,321,736
2,490,986	Thomas Cook Group plc (Consumer Services)	3,963,308
396,080	UNITE Group plc (The) (REIT)	3,698,157
893,675	Vesuvius plc (Capital Goods)	6,972,068
42,945	Victrex plc (Materials)	1,367,407

		403,368,319

United States – 0.6%
1,577,459	Sims Metal Management Ltd. (Materials)	15,994,802

TOTAL COMMON STOCKS
(Cost $2,096,149,250)		$2,458,587,712

Shares	Distribution Rate	Value

Investment Company(e) – 0.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
19,637,019	0.932%	$19,637,019
(Cost $19,637,019)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,115,786,269)		$2,478,224,731

Securities Lending Reinvestment Vehicle(e) – 0.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
11,391,523	0.932%	$11,391,523
(Cost $11,391,523)

TOTAL INVESTMENTS – 98.2%
(Cost $2,127,177,792)		$2,489,616,254

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%		45,220,056

NET ASSETS – 100.0%		$2,534,836,310

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $75,072,225, which represents approximately 3.0% of net assets as of October 31, 2017 and the liquidity determination is unaudited.
(c)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	456	12/15/2017	$19,536,491	$848,407
FTSE 100 Index	102	12/15/2017	10,116,319	104,217
Hang Seng Index	6	11/29/2017	1,084,421	(9,881)
MSCI Singapore Index	42	11/29/2017	1,167,625	668
SPI 200 Index	41	12/21/2017	4,619,040	176,758
TOPIX Index	150	12/07/2017	23,257,553	1,626,177
				$2,746,346

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

October 31, 2017

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,367,091,401, $1,192,632,715 and $2,096,149,250)(a)	$1,640,477,429	$1,339,678,536	$2,458,587,712
Investments in affiliated issuers, at value (cost $13,192,045, $18,058,167 and $19,637,019)	13,192,045	18,058,167	19,637,019
Investments in affiliated securities lending reinvestment vehicle, at value (cost $3,016,125, $20,554,070 and $11,391,523)	3,016,125	20,554,070	11,391,523
Cash	25,818,124	25,150,077	36,208,121
Foreign currencies, at value (cost $10,544,957, $33,349,296 and $23,139,918)	10,483,652	32,427,390	23,033,186
Receivables:
Investments sold	7,958,525	23,125,843	28,655,969
Fund shares sold	2,636,774	6,022,066	8,223,192
Dividends	2,413,827	2,805,022	6,048,417
Collateral on certain derivative contracts(b)	1,104,600	—	2,745,098
Foreign tax reclaims	142,710	1,170,351	2,728,411
Securities lending income	4,286	53,169	6,521
Reimbursement from investment adviser	—	34,652	50,831
Variation margin on futures	255,110	53,703	25,500
Other assets	648	508	1,120
Total assets	1,707,503,855	1,469,133,554	2,597,342,620

Liabilities:
Payables:
Investments purchased	9,102,081	42,482,429	44,910,029
Payable upon return of securities loaned	3,016,125	20,554,070	11,391,523
Foreign capital gains taxes	1,926,748	—	—
Management fees	1,418,851	893,135	1,749,760
Fund shares redeemed	516,692	834,510	4,015,554
Distribution and Service fees and Transfer Agency fees	108,612	113,700	251,805
Accrued expenses	200,431	76,984	187,639
Total liabilities	16,289,540	64,954,828	62,506,310

Net Assets:
Paid-in capital	1,335,179,010	1,246,571,768	1,983,507,700
Undistributed net investment income	21,256,710	14,557,613	36,396,646
Accumulated net realized gain (loss)	63,087,995	(3,928,471)	149,878,859
Net unrealized gain	271,690,600	146,977,816	365,053,105
NET ASSETS	$1,691,214,315	$1,404,178,726	$2,534,836,310
Net Assets:
Class A	$95,930,227	$138,266,983	$211,268,121
Class C	7,563,361	14,885,999	65,193,505
Institutional	1,488,245,772	1,012,009,582	1,796,886,689
Service	—	4,072,876	—
Investor(c)	67,068,194	147,185,536	344,700,006
Class R	19,243,097	7,071,310	—
Class R6	13,163,664	80,686,440	116,787,989
Total Net Assets	$1,691,214,315	$1,404,178,726	$2,534,836,310
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	8,719,794	10,479,214	15,775,707
Class C	695,086	1,153,118	5,034,198
Institutional	135,214,508	74,578,150	133,858,168
Service	—	305,846	—
Investor(c)	6,100,293	11,346,529	25,803,321
Class R	1,770,082	550,347	—
Class R6	1,196,374	5,949,595	8,683,331
Net asset value, offering and redemption price per share:(d)
Class A	$11.00	$13.19	$13.39
Class C	10.88	12.91	12.95
Institutional	11.01	13.57	13.42
Service	—	13.32	—
Investor(c)	10.99	12.97	13.36
Class R	10.87	12.85	—
Class R6	11.00	13.56	13.45

(a)	Includes loaned securities having a market value of $2,934,058, $19,704,440 and $10,859,616, respectively for the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
(b)	Includes amount segregated for initial margin and/or collateral on futures transactions of $1,104,600 and $2,745,098, respectively for the Emerging Markets Equity Insights and International Small Cap Insights Funds.
(c)	Effective August 15, 2017, Class IR changed its name to Investor.
(d)	Maximum public offering price per share for Class A Shares of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds is $11.64, $13.96 and $14.17, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2017

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $2,699,222, $2,248,569 and $4,770,370)	$35,188,373	$24,955,367	$50,247,742
Dividends — affiliated issuers	25,816	84,036	86,368
Securities lending income — affiliated issuer	104,008	326,333	470,165
Total investment income	35,318,197	25,365,736	50,804,275

Expenses:
Management fees	12,201,238	7,662,853	16,167,004
Custody, accounting and administrative services	899,003	294,702	568,035
Transfer Agency fees(a)	660,099	624,886	1,427,933
Distribution and Service fees(a)	292,126	404,772	1,005,947
Printing and mailing costs	122,247	76,795	228,112
Registration fees	117,928	118,233	116,537
Professional fees	101,412	89,178	87,573
Trustee fees	19,082	18,207	18,741
Service share fees — Service and Shareholder Administration Plan	—	15,614	—
Other	87,487	26,044	95,688
Total expenses	14,500,622	9,331,284	19,715,570
Less — expense reductions	(42,213)	(976,334)	(882,349)
Net expenses	14,458,409	8,354,950	18,833,221
NET INVESTMENT INCOME	20,859,788	17,010,786	31,971,054

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	145,249,882	90,968,329	179,518,495
Futures contracts	4,551,070	4,771,558	8,448,065
Foreign currency transactions	272,526	(241,333)	(325,715)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers (including the effects of the net change in the foreign capital gains tax liability of $693,526, $0 and $0)	175,839,328	118,653,259	263,804,935
Futures contracts	106,183	727,568	1,932,288
Foreign currency translation	(453,107)	(767,681)	(9,494)
Net realized and unrealized gain	325,565,882	214,111,700	453,368,574
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$346,425,670	$231,122,486	$485,339,628

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor(b)	Class R	Class R6
Emerging Markets Equity Insights	$187,649	$36,328	$68,149	$140,101	$6,726	$438,339	$—	$48,021	$25,416	$1,496
International Equity Insights	295,114	87,920	21,738	221,005	16,385	273,217	1,249	94,403	8,092	10,535
International Small Cap Insights	503,038	502,909	—	377,086	93,988	558,056	—	384,060	—	14,743

(b)	Effective August 15, 2017, Class IR changed its name to Investor.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Emerging Markets Equity Insights Fund
	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016
From operations:
Net investment income	$20,859,788	$10,977,035
Net realized gain (loss)	150,073,478	(28,189,757)
Net change in unrealized gain	175,492,404	87,424,253
Net increase in net assets resulting from operations	346,425,670	70,211,531

Distributions to shareholders:
From net investment income
Class A Shares	(563,308)	(333,631)
Class C Shares	(3,903)	(1,954)
Institutional Shares	(10,525,952)	(5,711,198)
Service Shares	—	—
Investor Shares(a)	(37,444)	(13,689)
Class R Shares	(77,116)	(42,141)
Class R6 Shares	(25,576)	(121)
Total distributions to shareholders	(11,233,299)	(6,102,734)

From share transactions:
Proceeds from sales of shares	879,615,002	653,208,809
Proceeds received in connection with merger	—	—
Reinvestment of distributions	10,619,478	6,068,453
Cost of shares redeemed	(452,051,734)	(357,946,313)
Net increase (decrease) in net assets resulting from share transactions	438,182,746	301,330,949
TOTAL INCREASE (DECREASE)	773,375,117	365,439,746

Net assets:
Beginning of year	917,839,198	552,399,452
End of year	$1,691,214,315	$917,839,198
Undistributed net investment income	$21,256,710	$7,709,463

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

International Equity Insights Fund		International Small Cap Insights Fund
For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2016

$17,010,786	$14,672,368	$31,971,054	$26,655,074
95,498,554	(9,011,958)	187,640,845	10,948,122
118,613,146	8,678,025	265,727,729	38,723,279
231,122,486	14,338,435	485,339,628	76,326,475

(2,359,365)	(836,569)	(5,349,774)	(2,985,588)
(101,029)	(29,349)	(696,479)	(363,016)
(13,578,332)	(8,419,997)	(30,758,805)	(15,775,913)
(36,582)	(16,104)	—	—
(217,635)	(17,727)	(2,675,862)	(847,395)
(56,053)	(3,210)	—	—
(1,154,213)	(139)	(528,821)	(3,693)
(17,503,209)	(9,323,095)	(40,009,741)	(19,975,605)

1,060,333,723	380,362,678	1,156,078,166	709,014,544
—	—	—	124,455,593
17,031,041	9,272,014	34,757,537	17,136,594
(556,032,186)	(454,334,903)	(624,763,483)	(555,338,791)
521,332,578	(64,700,211)	566,072,220	295,267,940
734,951,855	(59,684,871)	1,011,402,107	351,618,810

669,226,871	728,911,742	1,523,434,203	1,171,815,393
$1,404,178,726	$669,226,871	$2,534,836,310	$1,523,434,203
$14,557,613	$12,997,068	$36,396,646	$28,521,070

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	$8.54	$0.13	$2.41	$2.54	$(0.08)	$—	$(0.08)
2017 - C	8.45	0.07	2.39	2.46	(0.03)	—	(0.03)
2017 - Institutional	8.54	0.17	2.41	2.58	(0.11)	—	(0.11)
2017 - Investor(d)	8.53	0.18	2.38	2.56	(0.10)	—	(0.10)
2017 - R	8.44	0.10	2.40	2.50	(0.07)	—	(0.07)
2017 - R6	8.53	0.19	2.39	2.58	(0.11)	—	(0.11)
2016 - A	7.92	0.10	0.59	0.69	(0.07)	—	(0.07)
2016 - C	7.84	0.04	0.58	0.62	(0.01)	—	(0.01)
2016 - Institutional	7.91	0.13	0.60	0.73	(0.10)	—	(0.10)
2016 - Investor(d)	7.91	0.12	0.59	0.71	(0.09)	—	(0.09)
2016 - R	7.84	0.08	0.59	0.67	(0.07)	—	(0.07)
2016 - R6	7.91	0.10	0.62	0.72	(0.10)	—	(0.10)
2015 - A	8.99	0.11	(0.98)	(0.87)	(0.13)	(0.07)	(0.20)
2015 - C	8.88	0.05	(0.98)	(0.93)	(0.04)	(0.07)	(0.11)
2015 - Institutional	8.98	0.14	(0.98)	(0.84)	(0.16)	(0.07)	(0.23)
2015 - Investor(d)	8.97	0.14	(0.99)	(0.85)	(0.14)	(0.07)	(0.21)
2015 - R	8.94	0.09	(0.98)	(0.89)	(0.14)	(0.07)	(0.21)
2015 - R6 (Commenced July 31, 2015)	8.40	0.01	(0.50)	(0.49)	—	—	—
2014 - A	8.95	0.14	(0.02)	0.12	(0.08)	—	(0.08)
2014 - C	8.90	0.07	(0.01)	0.06	(0.08)	—	(0.08)
2014 - Institutional	8.95	0.17	(0.02)	0.15	(0.12)	—	(0.12)
2014 - Investor(d)	8.94	0.13	0.02	0.15	(0.12)	—	(0.12)
2014 - R (Commenced February 28, 2014)	8.26	0.02	0.66	0.68	—	—	—
2013 - A	8.40	0.07	0.60	0.67	(0.12)	—	(0.12)
2013 - C	8.36	0.04	0.55	0.59	(0.05)	—	(0.05)
2013 - Institutional	8.40	0.16	0.53	0.69	(0.14)	—	(0.14)
2013 - Investor(d)	8.39	0.14	0.54	0.68	(0.13)	—	(0.13)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR changed its name to Investor.
(e)	Annualized.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$11.00	30.15%	$95,930	1.52%		1.55%		1.36%		172%
10.88	29.20	7,563	2.26		2.29		0.72		172
11.01	30.67	1,488,246	1.15		1.15		1.74		172
10.99	30.47	67,068	1.26		1.29		1.81		172
10.87	29.86	19,243	1.77		1.79		1.06		172
11.00	30.74	13,164	1.13		1.13		1.87		172
8.54	8.79	50,289	1.56		1.63		1.24		216
8.45	7.97	1,132	2.31		2.39		0.47		216
8.54	9.35	852,853	1.16		1.22		1.70		216
8.53	9.13	2,565	1.31		1.37		1.53		216
8.44	8.57	9,363	1.81		1.88		1.01		216
8.53	9.27	1,637	1.13		1.16		1.26		216
7.92	(9.84)	37,307	1.58		1.67		1.30		199
7.84	(10.50)	1,053	2.33		2.42		0.60		199
7.91	(9.52)	508,685	1.18		1.27		1.69		199
7.91	(9.63)	798	1.33		1.42		1.63		199
7.84	(10.06)	4,547	1.83		1.93		1.10		199
7.91	(5.83)	9	1.17	(e)	1.28	(e)	0.59	(e)	199
8.99	1.38	37,905	1.58		1.66		1.59		180
8.88	0.66	944	2.33		2.41		0.80		180
8.98	1.65	660,922	1.18		1.26		1.95		180
8.97	1.70	875	1.34		1.39		1.47		180
8.94	8.23	998	1.82	(e)	2.07	(e)	0.31	(e)	180
8.95	8.00	24,758	1.52		1.65		0.82		249
8.90	7.02	989	2.31		2.48		0.51		249
8.95	8.41	556,434	1.14		1.27		1.87		249
8.94	8.16	1,649	1.32		1.50		1.59		249

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	$10.53	$0.18		$2.71	$2.89	$(0.23)
2017 - C	10.32	0.09		2.66	2.75	(0.16)
2017 - Institutional	10.82	0.23		2.79	3.02	(0.27)
2017 - Service	10.63	0.18		2.73	2.91	(0.22)
2017 - Investor(d)	10.36	0.23		2.64	2.87	(0.26)
2017 - R	10.29	0.16		2.64	2.80	(0.24)
2017 - R6	10.82	0.23		2.78	3.01	(0.27)
2016 - A	10.54	0.18		(0.08)	0.10	(0.11)
2016 - C	10.36	0.10		(0.08)	0.02	(0.06)
2016 - Institutional	10.83	0.24		(0.10)	0.14	(0.15)
2016 - Service	10.64	0.17		(0.08)	0.09	(0.10)
2016 - Investor(d)	10.38	0.17		(0.05)	0.12	(0.14)
2016 - R	10.34	0.13		(0.06)	0.07	(0.12)
2016 - R6	10.83	0.14		0.01	0.15	(0.16)
2015 - A	10.69	0.18		0.08	0.26	(0.41)
2015 - C	10.51	0.10		0.08	0.18	(0.33)
2015 - Institutional	10.97	0.22		0.09	0.31	(0.45)
2015 - Service	10.76	0.16		0.09	0.25	(0.37)
2015 - Investor(d)	10.53	0.16		0.12	0.28	(0.43)
2015 - R	10.52	0.14		0.09	0.23	(0.41)
2015 - R6 (Commenced July 31, 2015)	11.23	0.04		(0.44)	(0.40)	—
2014 - A	10.99	0.37	(f)	(0.39)	(0.02)	(0.28)
2014 - C	10.83	0.28	(f)	(0.37)	(0.09)	(0.23)
2014 - Institutional	11.29	0.42	(f)	(0.40)	0.02	(0.34)
2014 - Service	11.06	0.35	(f)	(0.37)	(0.02)	(0.28)
2014 - Investor(d)	10.86	0.38	(f)	(0.38)	— (g)	(0.33)
2014 - R	10.85	0.34	(f)	(0.38)	(0.04)	(0.29)
2013 - A	9.00	0.19		2.11	2.30	(0.31)
2013 - C	8.87	0.16		2.04	2.20	(0.24)
2013 - Institutional	9.25	0.30		2.09	2.39	(0.35)
2013 - Service	9.06	0.22		2.08	2.30	(0.30)
2013 - Investor(d)	8.91	0.22		2.08	2.30	(0.35)
2013 - R	8.88	0.21		2.04	2.25	(0.28)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR changed its name to Investor.
(e)	Annualized.
(f)	Reflects income recognized from a corporate action which amounted to $0.13 per share and 1.18% of average net assets.
(g)	Amount is less than $0.005 per share.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$13.19	28.07%	$138,267	1.21%		1.35%		1.54%		161%
12.91	27.11	14,886	1.95		2.09		0.79		161
13.57	28.57	1,012,010	0.85		0.94		1.92		161
13.32	27.89	4,073	1.35		1.45		1.51		161
12.97	28.44	147,186	0.94		1.07		1.87		161
12.85	27.81	7,071	1.45		1.59		1.39		161
13.56	28.51	80,686	0.83		0.93		1.96		161
10.53	0.97	104,736	1.25		1.39		1.77		176
10.32	0.22	6,164	2.00		2.14		1.02		176
10.82	1.34	500,930	0.85		0.99		2.25		176
10.63	0.87	1,898	1.35		1.49		1.60		176
10.36	1.22	6,639	1.00		1.14		1.65		176
10.29	0.67	2,152	1.50		1.64		1.28		176
10.82	1.37	46,707	0.83		0.96		1.32		176
10.54	2.58	78,527	1.27		1.37		1.70		154
10.36	1.82	4,409	2.01		2.12		0.93		154
10.83	3.05	642,473	0.87		0.97		2.08		154
10.64	2.48	1,641	1.37		1.47		1.51		154
10.38	2.85	1,666	1.01		1.13		1.54		154
10.34	2.32	186	1.52		1.62		1.33		154
10.83	(3.56)	10	0.84	(e)	0.93	(e)	1.56	(e)	154
10.69	(0.14)	79,214	1.29		1.36		3.31	(f)	142
10.51	(0.85)	3,054	2.04		2.11		2.61	(f)	142
10.97	0.22	742,016	0.89		0.96		3.74	(f)	142
10.76	(0.17)	2,779	1.39		1.45		3.17	(f)	142
10.53	0.12	278	1.04		1.10		3.52	(f)	142
10.52	(0.33)	161	1.54		1.61		3.09	(f)	142
10.99	26.31	92,919	1.29		1.37		1.98		189
10.83	25.33	3,166	2.04		2.11		1.61		189
11.29	26.71	945,546	0.89		0.96		2.99		189
11.06	26.13	6,237	1.39		1.46		2.25		189
10.86	26.55	468	1.04		1.11		2.22		189
10.85	25.99	95	1.54		1.61		2.14		189

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	$10.71	$0.14	$2.79	$2.93	$(0.25)	$—	$(0.25)
2017 - C	10.35	0.07	2.70	2.77	(0.17)	—	(0.17)
2017 - Institutional	10.73	0.21	2.77	2.98	(0.29)	—	(0.29)
2017 - Investor(d)	10.68	0.21	2.75	2.96	(0.28)	—	(0.28)
2017 - R6	10.75	0.20	2.79	2.99	(0.29)	—	(0.29)
2016 - A	10.42	0.16	0.27	0.43	(0.14)	—	(0.14)
2016 - C	10.11	0.08	0.25	0.33	(0.09)	—	(0.09)
2016 - Institutional	10.44	0.21	0.26	0.47	(0.18)	—	(0.18)
2016 - Investor(d)	10.40	0.19	0.26	0.45	(0.17)	—	(0.17)
2016 - R6	10.44	0.26	0.23	0.49	(0.18)	—	(0.18)
2015 - A	10.03	0.16	0.49	0.65	(0.16)	(0.10)	(0.26)
2015 - C	9.76	0.08	0.49	0.57	(0.12)	(0.10)	(0.22)
2015 - Institutional	10.05	0.20	0.49	0.69	(0.20)	(0.10)	(0.30)
2015 - Investor(d)	10.01	0.19	0.49	0.68	(0.19)	(0.10)	(0.29)
2015 - R6 (Commenced July 31, 2015)	10.75	0.05	(0.36)	(0.31)	—	—	—
2014 - A	10.62	0.14	(0.34)	(0.20)	(0.32)	(0.07)	(0.39)
2014 - C	10.40	0.06	(0.33)	(0.27)	(0.30)	(0.07)	(0.37)
2014 - Institutional	10.62	0.17	(0.33)	(0.16)	(0.34)	(0.07)	(0.41)
2014 - Investor(d)	10.59	0.18	(0.35)	(0.17)	(0.34)	(0.07)	(0.41)
2013 - A	8.29	0.23	2.49	2.72	(0.39)	—	(0.39)
2013 - C	8.13	0.14	2.47	2.61	(0.34)	—	(0.34)
2013 - Institutional	8.30	0.26	2.50	2.76	(0.44)	—	(0.44)
2013 - Investor(d)	8.28	0.22	2.52	2.74	(0.43)	—	(0.43)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Effective August 15, 2017, Class IR changed its name to Investor.
(e)	Annualized.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$13.39	28.01%	$211,268	1.29%		1.34%		1.18%		129%
12.95	27.20	65,194	2.04		2.09		0.60		129
13.42	28.59	1,796,887	0.90		0.94		1.77		129
13.36	28.48	344,700	1.04		1.09		1.76		129
13.45	28.67	116,788	0.88		0.92		1.58		129
10.71	4.17	242,383	1.30		1.39		1.55		140
10.35	3.27	44,643	2.05		2.14		0.83		140
10.73	4.50	1,118,478	0.90		0.98		1.98		140
10.68	4.33	99,365	1.05		1.13		1.83		140
10.75	4.72	18,566	0.88		0.97		2.39		140
10.42	6.70	204,067	1.30		1.39		1.58		131
10.11	5.96	38,777	2.05		2.14		0.82		131
10.44	7.11	888,071	0.90		0.99		1.97		131
10.40	7.00	40,890	1.05		1.14		1.83		131
10.44	(2.88)	10	0.90	(e)	0.96	(e)	1.94	(e)	131
10.03	(1.94)	144,558	1.30		1.39		1.33		129
9.76	(2.71)	19,158	2.05		2.15		0.57		129
10.05	(1.54)	668,746	0.90		0.99		1.65		129
10.01	(1.68)	19,134	1.05		1.14		1.66		129
10.62	34.41	53,564	1.30		1.48		2.52		166
10.40	33.40	3,514	2.05		2.24		1.53		166
10.62	34.96	441,964	0.90		1.07		2.85		166
10.59	34.77	3,605	1.05		1.26		2.28		166

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements

October 31, 2017

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Emerging Markets Equity Insights	A, C, Institutional, Investor(a), R and R6	Diversified
International Equity Insights	A, C, Institutional, Service, Investor(a), R and R6	Diversified
International Small Cap Insights	A, C, Institutional, Investor(a) and R6	Diversified

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly,

58

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

59

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the funds and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

60

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2017:

EMERGING MARKETS EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$45,212,695	$—
Asia	204,037,805	1,132,659,894	—
Europe	4,598,783	41,246,244	—
North America	84,188,880	—	—
South America	105,097,106	23,436,022	—
Investment Company	13,192,045	—	—
Securities Lending Reinvestment Vehicle	3,016,125	—	—
Total	$414,130,744	$1,242,554,855	$—

Derivative Type
Assets(b)
Futures Contracts	$106,183	$—	$—

INTERNATIONAL EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$5,886,127	$—
Asia	—	417,149,640	—
Australia and Oceania	—	53,777,590	—
Europe	46,552,295	801,193,364	—
North America	13,743,690	1,375,830	—
Investment Company	18,058,167	—	—
Securities Lending Reinvestment Vehicle	20,554,070	—	—
Total	$98,908,222	$1,279,382,551	$—

61

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL EQUITY INSIGHTS (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Futures Contracts	$827,287	$—	$—
Liabilities(b)
Futures Contracts	$(4,935)	$—	$—

INTERNATIONAL SMALL CAP INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$845,968,779	$—
Australia and Oceania	—	188,264,051	—
Europe	—	1,408,360,080	—
North America	—	15,994,802	—
Investment Company	19,637,019	—	—
Securities Lending Reinvestment Vehicle	11,391,523	—	—
Total	$31,028,542	$2,458,587,712	$—

Derivative Type
Assets(b)
Futures Contracts	$2,756,227	$—	$—
Liabilities(b)
Futures Contracts	$(9,881)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of October 31, 2017. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below.

62

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Emerging Markets Equity Insights	Equity	Receivable for unrealized gain on futures variation margin	$ 106,183	—	$ —
International Equity Insights	Equity	Receivable for unrealized gain on futures variation margin	827,287	Payable for unrealized loss on futures variation margin	(4,935)
International Small Cap Insights	Equity	Receivable for unrealized gain on futures variation margin	2,756,227	Payable for unrealized loss on futures variation margin	(9,881)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of October 31, 2017 is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Emerging Markets Equity Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$4,551,070	$106,183	542
International Equity Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	4,771,558	727,568	314
International Small Cap Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	8,448,065	1,932,288	623

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2017.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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Notes to Financial Statements (continued)

October 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Emerging Markets Equity Insights	1.00%	1.00%	0.90%	0.86%	0.84%	1.00%	1.00%
International Equity Insights	0.81	0.73	0.69	0.68	0.67	0.84	0.80	(1)(2)
International Small Cap Insights	0.85	0.85	0.77	0.73	0.72	0.84	0.84

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(1)	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least February 28, 2018, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
(2)	Effective September 11, 2017, GSAM reduced the contractual management fee across all breakpoints for International Equity Insights Fund. Prior to September 11, 2017, the Effective Net Management Rates was 0.81%.

The Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended October 31, 2017, GSAM waived $6,040, $19,385 and $17,031 of the Funds’ management fees, respectively.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2017, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Emerging Markets Equity Insights	$12,854	$—
International Equity Insights	30,807	27
International Small Cap Insights	37,377	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 28, 2017, the annual rates were as follows: 0.19% of the average daily net assets of Class A, Class C, Investor and Class R Shares and 0.02% of the average daily net assets of Class R6 Shares. Effective February 28, 2017, Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.03% and 0.05% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Emerging Markets Equity Insights Fund and the International Equity Insights Fund, respectively, through at least February 28, 2018, and prior to such date, Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds are 0.114%, 0.004% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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Notes to Financial Statements (continued)

October 31, 2017

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Transfer Agency Waiver/Credits	Other Expense Reimbursement	Total Expense Reductions
Emerging Markets Equity Insights	$6,040	$7,572	$28,601	$—	$42,213
International Equity Insights	308,640	11,068	70,099	586,527	976,334
International Small Cap Insights	17,031	18,598	—	846,720	882,349

G.  Line of Credit Facility — As of October 31, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2017, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2017, Goldman Sachs earned $9,011 and $12,191 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the International Equity Insights Fund and International Small Cap Insights Fund, respectively.

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2017:

Fund	Beginning Value as of October 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2017	Shares as of October 31, 2017	Dividend Income from Affiliated Investment Company
Emerging Markets Equity Insights	$326	$357,702,761	$(344,511,042)	$13,192,045	13,192,045	$25,816
International Equity Insights	2,004,646	747,182,372	(731,128,851)	18,058,167	18,058,167	84,036
International Small Cap Insights	—	404,185,776	(384,548,757)	19,637,019	19,637,019	86,368

As of October 31, 2017, the following Goldman Sachs Fund of Funds Portfolios and Goldman Sachs Global Tax-Aware Equity Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
Emerging Markets Equity Insights	9%	6%	7%
International Equity Insights	5	—	—

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6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2017, were as follows:

Fund	Purchases	Sales and Maturities
Emerging Markets Equity Insights	$2,456,320,590	$2,050,864,586
International Equity Insights	1,921,968,428	1,425,958,939
International Small Cap Insights	2,929,838,241	2,394,935,921

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2017 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended October 31, 2017, are reported under Investment Income on the Statements of Operations.

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Notes to Financial Statements (continued)

October 31, 2017

7. SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year ended October 31, 2017
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Emerging Markets Equity Insights	$11,514	$22,930
International Equity Insights	35,293	30,721
International Small Cap Insights	51,997	72,272

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended October 31, 2017:

Fund	Beginning Value as of October 31, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2017
Emerging Markets Equity Insights	$13,186,183	$251,155,988	$(261,326,046)	$3,016,125
International Equity Insights	440,343	277,862,091	(257,748,364)	20,554,070
International Small Cap Insights	10,766,363	250,777,317	(250,152,157)	11,391,523

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2017 was as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Distributions paid from:
Ordinary income	$11,233,299	$17,503,209	$40,009,741

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Distributions paid from:
Ordinary income	$6,102,734	$9,323,095	$19,975,605
Net long-term capital gains	—	—	—
Total	$6,102,734	$9,323,095	$19,975,605

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8. TAX INFORMATION (continued)

As of October 31, 2017, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Undistributed ordinary income — net	$76,339,378	$21,127,233	$140,886,822
Undistributed long-term capital gains	16,169,224	—	66,688,456
Total undistributed earnings	$92,508,602	$21,127,233	$207,575,278
Capital loss carryforwards:
Expiring 2019(1)	$—	$(2,867,280)	$—
Perpetual long-term	—	—	(3,305,161)
Perpetual short-term	—	—	(4,502,555)
Total capital loss carryforwards	$—	$(2,867,280)	$(7,807,716)
Unrealized gains — net	263,526,703	139,347,005	351,561,048
Total accumulated earnings — net	$356,035,305	$157,606,958	$551,328,610

(1)	Expiration occurs on October 31 of the year indicated. The Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds utilized $77,365,637, $93,328,529 and $8,688,894, respectively, of capital losses in the current fiscal year. The International Equity Insights Fund had capital loss carryforwards of $878,410,061 which expired in the current fiscal year.

As of October 31, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Tax cost	$1,391,463,468	$1,238,875,763	$2,140,669,849
Gross unrealized gain	289,594,498	157,415,353	397,696,310
Gross unrealized loss	(26,067,795)	(18,068,348)	(46,135,262)
Net unrealized gain	$263,526,703	$139,347,005	$351,561,048

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, net mark to market gains (losses) on foreign currency contracts and differences in the tax treatment of passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from differences in the tax treatment of foreign currency transactions, passive foreign investment company investments, expired capital loss carryforwards and realized foreign capital gains tax.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Emerging Markets Equity Insights	$—	$(3,920,758)	$3,920,758
International Equity Insights	(878,410,061)	876,357,093	2,052,968
International Small Cap Insights	(1,651)	(15,912,612)	15,914,263

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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Notes to Financial Statements (continued)

October 31, 2017

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market

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9. OTHER RISKS (continued)

conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

October 31, 2017

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Equity Insights Fund

	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,421,661	$59,849,206	3,066,812	$24,019,849
Reinvestment of distributions	70,269	561,447	43,777	331,829
Shares redeemed	(3,663,027)	(35,697,037)	(1,932,709)	(14,768,902)
	2,828,903	24,713,616	1,177,880	9,582,776
Class C Shares
Shares sold	616,534	5,942,070	72,969	580,263
Reinvestment of distributions	434	3,449	220	1,662
Shares redeemed	(55,934)	(554,634)	(73,492)	(562,747)
	561,034	5,390,885	(303)	19,178
Institutional Shares
Shares sold	77,768,288	728,999,323	79,001,364	619,288,138
Reinvestment of distributions	1,243,971	9,914,446	751,192	5,679,011
Shares redeemed	(43,719,591)	(403,630,614)	(44,111,219)	(340,167,708)
	35,292,668	335,283,155	35,641,337	284,799,441
Investor Shares(a)
Shares sold	6,569,794	64,751,247	280,027	2,150,891
Reinvestment of distributions	4,704	37,444	1,811	13,689
Shares redeemed	(775,022)	(7,861,487)	(81,939)	(646,488)
	5,799,476	56,927,204	199,899	1,518,092
Class R Shares
Shares sold	913,392	8,520,635	752,744	5,605,717
Reinvestment of distributions	9,749	77,116	5,611	42,141
Shares redeemed	(262,524)	(2,451,266)	(228,702)	(1,772,464)
	660,617	6,146,485	529,653	3,875,394
Class R6 Shares
Shares sold	1,179,344	11,552,521	193,912	1,563,951
Reinvestment of distributions	3,213	25,576	16	121
Shares redeemed	(178,009)	(1,856,696)	(3,292)	(28,004)
	1,004,548	9,721,401	190,636	1,536,068
NET INCREASE	46,147,246	$438,182,746	37,739,102	$301,330,949

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Equity Insights Fund

	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,224,016	$85,161,927	4,937,339	$50,831,036
Reinvestment of distributions	223,380	2,318,688	80,128	829,331
Shares redeemed	(6,911,967)	(81,132,314)	(2,522,009)	(25,928,666)
	535,429	6,348,301	2,495,458	25,731,701
Class C Shares
Shares sold	857,369	10,210,331	332,329	3,366,978
Reinvestment of distributions	8,808	90,019	2,542	25,930
Shares redeemed	(310,429)	(3,608,253)	(163,160)	(1,602,968)
	555,748	6,692,097	171,711	1,789,940
Institutional Shares
Shares sold	63,633,191	764,173,753	25,712,273	266,578,928
Reinvestment of distributions	1,240,673	13,200,757	790,870	8,383,219
Shares redeemed	(36,578,468)	(425,088,815)	(39,545,582)	(418,256,547)
	28,295,396	352,285,695	(13,042,439)	(143,294,400)
Service Shares
Shares sold	246,020	2,883,383	53,262	552,938
Reinvestment of distributions	3,062	32,121	1,373	14,350
Shares redeemed	(121,863)	(1,479,550)	(30,322)	(304,882)
	127,219	1,435,954	24,313	262,406
Investor Shares(a)
Shares sold	11,275,025	134,697,876	716,170	7,341,691
Reinvestment of distributions	21,379	217,635	1,745	17,727
Shares redeemed	(590,509)	(7,067,412)	(237,687)	(2,434,867)
	10,705,895	127,848,099	480,228	4,924,551
Class R Shares
Shares sold	510,383	5,855,540	214,842	2,163,173
Reinvestment of distributions	1,738	17,607	130	1,319
Shares redeemed	(170,808)	(2,001,051)	(23,960)	(238,839)
	341,313	3,872,096	191,012	1,925,653
Class R6 Shares
Shares sold	4,429,721	57,350,913	4,835,457	49,527,934
Reinvestment of distributions	108,479	1,154,214	13	138
Shares redeemed	(2,906,927)	(35,654,791)	(518,039)	(5,568,134)
	1,631,273	22,850,336	4,317,431	43,959,938
NET INCREASE (DECREASE)	42,192,273	$521,332,578	(5,362,286)	$(64,700,211)

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2017

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Small Cap Insights Fund

	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,147,806	$95,157,056	11,266,663	$116,058,912
Shares issued in connection with merger	—	—	1,443,178	13,866,979
Reinvestment of distributions	496,957	5,123,623	265,744	2,771,715
Shares redeemed	(15,510,895)	(174,880,498)	(9,916,940)	(101,923,534)
	(6,866,132)	(74,599,819)	3,058,645	30,774,072
Class C Shares
Shares sold	1,702,930	20,030,155	1,794,917	17,921,408
Shares issued in connection with merger	—	—	336,631	3,144,130
Reinvestment of distributions	64,299	645,559	28,258	286,821
Shares redeemed	(1,044,544)	(11,569,553)	(1,685,383)	(16,786,959)
	722,685	9,106,161	474,423	4,565,400
Institutional Shares
Shares sold	59,209,609	701,106,521	46,345,177	473,082,334
Shares issued in connection with merger	—	—	11,039,312	106,067,960
Reinvestment of distributions	2,503,331	25,784,310	1,269,392	13,227,063
Shares redeemed	(32,079,647)	(373,764,899)	(39,519,106)	(405,932,900)
	29,633,293	353,125,932	19,134,775	186,444,457
Investor Shares(a)
Shares sold	21,211,154	249,312,952	8,093,824	83,022,225
Shares issued in connection with merger	—	—	144,014	1,376,524
Reinvestment of distributions	260,743	2,675,224	81,550	847,302
Shares redeemed	(4,969,452)	(57,556,066)	(2,951,256)	(30,103,130)
	16,502,445	194,432,110	5,368,132	55,142,921
Class R6 Shares
Shares sold	7,486,171	90,471,482	1,779,939	18,929,665
Reinvestment of distributions	51,242	528,821	354	3,693
Shares redeemed	(580,912)	(6,992,467)	(54,393)	(592,268)
	6,956,501	84,007,836	1,725,900	18,341,090
NET INCREASE	46,948,792	$566,072,220	29,761,875	$295,267,940

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

74

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs International Small Cap Insights Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs International Small Cap Insights Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, as of October 31, 2017, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, transfer agent of the underlying funds, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 26, 2017

75

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended October 31, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Equity Insights Fund				International Equity Insights Fund				International Small Cap Insights Fund
Share Class	Beginning Account Value 05/01/17	Ending Account Value 10/31/17		Expenses Paid for the 6 Months Ended 10/31/17*	Beginning Account Value 05/01/17	Ending Account Value 10/31/17		Expenses Paid for the 6 Months Ended 10/31/17*	Beginning Account Value 05/01/17	Ending Account Value 10/31/17		Expenses Paid for the 6 Months Ended 10/31/17*
Class A
Actual	$1,000	$1,189.20		$8.33	$1,000	$1,134.10		$6.40	$1,000	$1,130.90		$6.93
Hypothetical 5% return	1,000	1,017.59	+	7.68	1,000	1,019.21	+	6.06	1,000	1,018.70	+	6.56
Class C
Actual	1,000	1,183.90		12.39	1,000	1,130.50		10.42	1,000	1,126.10		10.93
Hypothetical 5% return	1,000	1,013.86	+	11.42	1,000	1,015.43	+	9.86	1,000	1,014.92	+	10.36
Institutional
Actual	1,000	1,191.60		6.35	1,000	1,136.50		4.52	1,000	1,132.50		4.78
Hypothetical 5% return	1,000	1,019.41	+	5.85	1,000	1,020.97	+	4.28	1,000	1,020.72	+	4.53
Service
Actual	N/A	N/A		N/A	1,000	1,133.60		7.21	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,018.45	+	6.82	N/A	N/A		N/A
Investor(a)
Actual	1,000	1,189.40		6.90	1,000	1,135.70		5.01	1,000	1,132.20		5.59
Hypothetical 5% return	1,000	1,018.90	+	6.36	1,000	1,020.52	+	4.74	1,000	1,019.96	+	5.30
Class R
Actual	1,000	1,186.70		9.70	1,000	1,133.20		7.74	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,016.33	+	8.94	1,000	1,017.95	+	7.32	N/A	N/A		N/A
Class R6
Actual	1,000	1,190.50		6.24	1,000	1,136.60		4.47	1,000	1,133.10		4.73
Hypothetical 5% return	1,000	1,019.51	+	5.75	1,000	1,021.02	+	4.23	1,000	1,020.77	+	4.48

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor(a)	Class R	Class R6
Emerging Markets Equity Insights	1.51%	2.25%	1.15%	N/A	1.25%	1.76%	1.13%
International Equity Insights	1.19	1.94	0.84	1.34%	0.93	1.44	0.83
International Small Cap Insights	1.29	2.04	0.89	N/A	1.04	N/A	0.88

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
(a)	Effective August 15, 2017, Class IR changed its name to Investor.

76

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs International Small Cap Insights Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the
“Outside Data Provider”), a benchmark performance index, and, (in the case of the International Small Cap Insights Fund), a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;

77

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by

78

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The

79

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the International Small Cap Insights Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees observed that the Emerging Markets Equity Insights Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2017. The Trustees also observed that the International Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2017. They noted that the International Small Cap Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one , three-, and five-year periods ended March 31, 2017. They also noted that the Emerging Markets Equity Insights and International Equity Insights Funds had experienced certain portfolio management changes in the first half of 2017.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

With respect to the International Equity Insights Fund, the Trustees noted that the management fee breakpoint schedule was being reduced at all asset levels. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Emerging Markets Equity Insights Fund that would have the effect of decreasing total Fund

80

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	International Equity Insights Fund			Emerging Markets Equity Insights Fund	International Small Cap Insights Fund
First $1 billion	0.85%	First $	2 billion	1.00%	0.85%
Next $1 billion	0.77	Next $	3 billion	0.90	0.77
Next $3 billion	0.73	Next $	3 billion	0.86	0.73
Next $3 billion	0.72	Over $	8 billion	0.84	0.72
Over $8 billion	0.71

81

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Emerging Markets Equity Insights and International Equity Insights Funds’ Class A, Class C, Investor, Class R, and Class T Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization;

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2018.

83

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 75	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Chairman of the Board of Trustees, Goldman Sachs Trust II (2012–2016), Goldman Sachs MLP Income Opportunities Fund (2013–2016), Goldman Sachs MLP and Energy Renaissance Fund (2014–2016), and Goldman Sachs ETF Trust (2014–2016); Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; and Goldman Sachs Private Middle Market Credit LLC.

				106	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Jessica Palmer Age: 68	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None

84

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016–Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.

85

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	142	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2017, Goldman Sachs Trust consisted of 90 portfolios; Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (11 of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

86

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

87

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Goldman Sachs Trust — International Equity Insights Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2017, the total amount of income received by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds from sources within foreign countries and possessions of the United States was $0.1140, $0.2025, and $0.2036 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds were 95.88%, 71.45%, and 68.00%, respectively. The total amount of taxes paid by the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds to such countries was $0.0221, $0.0203, and $0.0197 per share, respectively.

For the year ended October 31, 2017, 67.25%, 77.11%, and 66.35% of the dividends paid from net investment company taxable income by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

88

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.25 trillion in assets under supervision as of September 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[5]

Fundamental Equity

∎	Equity Income Fund[6]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[7]
∎	Concentrated Growth Fund[8]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[9]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[10]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[6]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[7]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[8]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[9]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[10]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President

and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of October 31, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 114032-OTU-670000/ INTINSAR-17/66K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2017	2016	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,800,801	$3,687,750	Financial Statement audits.

Audit-Related Fees:

• PwC	$159,263	$240,875	Other attest services.

Tax Fees:

• PwC	$852,228	$923,455	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2017	2016	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,860,429	$1,653,616	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2017 and October 31, 2016 were approximately $1,011,491 and $1,164,330 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2016 and December 31, 2015 were approximately $11.4 million and $14.4 million respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2017. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2016 and 2015 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 3, 2017

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	January 3, 2017